UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months or Since Inception	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–7.16 –1.76%	–2.16 3.53%	4.50 5.69%	5.63 6.23%	1.01 1.01%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–7.22 –1.82	–2.24 3.45	4.33 5.51	5.39 5.99	1.14 1.14
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12/29/1987	–6.90 –2.17	–2.32 2.60	4.39 4.72	5.20 5.20	1.89 1.89
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–3.12 –2.17	1.67 2.66	4.73 4.73	5.20 5.20	1.89 1.89
Class I Shares	No Sales Charge		1/2/2004	–1.62	3.81	5.95	6.51	0.76
Class R2 Shares	No Sales Charge		2/27/2015	–1.81	3.43	3.07	N/A	1.11
Class R3 Shares	No Sales Charge		2/29/2016	–1.89	3.21	8.83	N/A	1.36
Class R6 Shares	No Sales Charge		2/28/2018	–0.10	N/A	–0.10	N/A	0.66

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[4]	3.40%	13.22%	9.28%	5.48%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.87	–0.32	1.47	3.57
Blended Benchmark Index[6]	0.81	6.35	5.45	4.87
Morningstar World Allocation Category Average[7]	1.28	7.71	4.45	4.40

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$982.40	$4.92	$1,019.80	$5.01	1.00%

Investor Class Shares	$1,000.00	$981.80	$5.55	$1,019.20	$5.66	1.13%

Class B Shares	$1,000.00	$978.30	$9.22	$1,015.50	$9.39	1.88%

Class C Shares	$1,000.00	$978.30	$9.22	$1,015.50	$9.39	1.88%

Class I Shares	$1,000.00	$983.80	$3.69	$1,021.10	$3.76	0.75%

Class R2 Shares	$1,000.00	$981.90	$5.41	$1,019.30	$5.51	1.10%

Class R3 Shares	$1,000.00	$981.10	$6.63	$1,018.10	$6.76	1.35%

Class R6 Shares[3,4]	$1,000.00	$999.00	$1.09	$1,007.30	$1.09	0.65%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A, Investor Class, Class B, Class C, Class I, Class R2 and Class R3 shares (to reflect the six-month period) and 61 days for Class R6 shares (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was February 28, 2018.
4.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2018. Had these shares been offered for the full six-month period ended April 30, 2018, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.26 for Class R6 shares and the ending account value would have been $1,021.57 for Class R6 shares.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.25%–1.75%, due 10/31/21–7/31/23

2.	Goldman Sachs Group, Inc., 2.905%–7.50%, due 2/15/19–10/1/37

3.	TOTAL S.A.

4.	AT&T, Inc.

5.	Royal Dutch Shell PLC, Class A, Sponsored ADR
6.	Vodafone Group PLC

7.	GlaxoSmithKline PLC

8.	Morgan Stanley, 2.375%–6.375%, due 7/15/19–7/24/42

9.	Muenchener Rueckversicherungs-Gesellschaft A.G.

10.	Bank of America Corp., 2.738%–8.57%, due 6/17/19–2/7/42

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Income Builder Fund returned –1.76% for Class A shares, –1.82% for Investor Class shares and –2.17% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned –1.62%, Class R2 shares returned –1.81% and Class R3 shares returned –1.89%. For the six months ended April 30, 2018, all of these share classes underperformed the 3.40% return of the MSCI World Index,1 which is the Fund’s primary benchmark. Over the same period, Class B, Class C and Class R3 shares underperformed—and all other share classes listed above outperformed—the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark for the Fund. For the six months ended April 30, 2018, all share classes listed above underperformed the 0.81% return of the Blended Benchmark Index,1 which is an additional benchmark for the Fund, and the 1.28% return of the Morningstar World Allocation Category Average.2 From their inception on February 28, 2018, through April 30, 2018, Class R6 shares returned –0.10%. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, Jae S. Yoon and Jonathan Swaney were added as portfolio managers of the Fund and Michael Kimble was removed.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Fund used S&P 500® futures, and to a lesser extent Euro Stoxx 50 and Nikkei 225 futures, to enhance the Fund’s equity beta.3 This positioning did not have a material impact on the Fund’s performance during the reporting period. Foreign currency forward contracts were used to hedge exposure to foreign currency but detracted from the Fund’s returns.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

During the reporting period, the equity portion of the Fund held positions in a diversified group of companies that continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. Stock selection in the consumer staples, real estate, and financials sectors, among others, however, along with underweight allocations to the consumer discretionary and information technology sectors and an overweight allocation to the utilities sector adversely affected relative performance. Stock selection and an overweight position in the energy sector contributed positively to the relative performance of the equity portion of the Fund. (Contributions take weightings and total returns into account.) From a regional perspective, stock selection in the U.S. proved troublesome and detracted from the relative performance of the equity portion of the Fund.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The performance of the equity portion of the Fund is primarily the result of finding companies that can grow free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the equity portion of the Fund were successful in this regard and increased their dividends during the reporting period.

The strongest contributor to the relative performance of the equity portion of the Fund was an overweight allocation to the energy sector, followed by stock selection within the health care sector. Stock selection and an overweight allocation to consumer staples combined to make this sector the largest detractor from the relative performance of the equity portion of the Fund during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the absolute performance of the equity portion of the Fund and which stocks detracted the most?

Among the stocks with the strongest contributions to absolute performance in the equity portion of the Fund were Cisco Systems, Statoil and Total S.A.

Cisco Systems is the world’s largest supplier of routers and switches. A strong product refresh and wide acceptance of the Catalyst 9000 intent-based networking switch returned Cisco to organic growth and drove the company’s share price higher. The company has returned more than 50% of its cash

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar World Allocation Category Average.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

generation to shareholders through a progressive dividend and share repurchases as of the end of the reporting period.

Statoil, which is headquartered in Norway, is an offshore oil and gas producer with an expanding global footprint. The company’s shares showed strong performance as oil prices rose, and the company reported better-than-expected results for the fourth quarter of 2017. Management also announced a dividend increase in February 2018. The company delivered fast and deep cost reductions in the recent commodity down-cycle and provided project break-evens that resulted in additional cash flow generation. Management remained focused on organic production growth while leveraging capital flexibility and improving free cash flow coverage of the company’s dividend. Statoil has returned cash to shareholders through an attractive dividend and debt reduction that seeks to further strengthen the company’s balance sheet.

Total S.A. is an integrated energy company that explores and produces crude oil and natural gas around the globe. The company refines crude oil into petroleum products such as gasoline and jet fuels and produces petrochemicals such as polyethylene and polypropylene. Total also operates gasoline filling stations on three continents. In a recent quarterly earnings release, the company announced plans to increase its dividend and buy back shares through 2020. Shares performed strongly as oil prices rose. The company remained focused on growing organic production. We believe that Total’s global scale, strong balance sheet, integrated business model, capital flexibility and cost improvements should support strong cash flow generation that could allow the company to pay an attractive dividend throughout the commodity price cycle.

Among the most substantial detractors from absolute performance in the equity portion of the Fund were PPL Corporation, Philip Morris International and Micro Focus International.

PPL is an electric utility whose shares came under pressure because of investors’ concerns over currency volatility related to Britain’s exit from the European Union. The U.K. political environment posed an additional risk because of a focus on the total price of electricity, which has risen significantly, and proposed regulatory changes that could impair PPL’s future profits.

Philip Morris is a U.S.-domiciled international tobacco company and the manufacturer of the largest international tobacco brand, Marlboro. While investors have grown increasingly excited about next-generation products at Philip Morris, a challenging pricing environment in Russia weighed on traditional combustible cigarette results. Overall, combustible product growth has remained stable and profitability on next-generation products has continued to improve. The company has consistently generated attractive levels of free cash flow and has returned cash to shareholders through a significant and growing dividend.

Micro Focus is a provider of mature enterprise software solutions as well as Linux-based open-source infrastructure solutions. The company’s share price fell because of reduced full-year guidance, as Micro Focus has executed poorly on its acquisition of HPE Software, the largest merger in the history of Micro Focus. The main issues resulted from a difficult enterprise resource planning rollout and weak sales-force planning. New management is now in place, and the company has a plan to tackle these issues. For these reasons, we believed that HPE integration could prove successful in growing cash flow per share, driving leverage down and allowing Micro Focus to progressively raise its well-covered dividend.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

In the equity portion of the Fund new purchases during the reporting period included casino resort company Las Vegas Sands and electric utility FirstEnergy. During the reporting period, the equity portion of the Fund exited its positions in media company Regal Entertainment Group and agricultural products and chemicals company Agrium.

Las Vegas Sands is the world’s largest developer, owner and operator of integrated casino resorts. The company generates cash through casino, hotel, mall, food and beverage, and other offerings. Cash flow growth drivers include increased customer visits and increased spending per customer visit, led by the company’s core Macao market. Las Vegas Sands is committed to maintaining a strong balance sheet and returning cash to owners, primarily through attractive and steadily increasing dividends supplemented by share repurchases.

FirstEnergy is a utility holding company that serves customers in Ohio, Pennsylvania, New Jersey, West Virginia and Maryland. The company generates most of its earnings and cash flow from regulated utility operations that are involved in the generation, transmission and distribution of electricity. FirstEnergy is in the process of exiting its unregulated generation businesses, while at the same time focusing on driving regulated growth with attractive investment opportunities such as transmission reliability improvement and grid modernization. FirstEnergy offers an attractive dividend and has had regulated earnings and cash flow growth in the mid-single digits. For these reasons, we believe that the company is well positioned to grow its dividends in the future.

Regal Entertainment operates a chain of movie theaters in the United States under the Regal Cinemas, Edwards Theaters and United Artists Theaters brands. It is the largest theater circuit in the United States, with over 7,000 screens. We exited our

10	MainStay Income Builder Fund

position in Regal following the announcement that the company had agreed to be acquired for cash by Cineworld Group.

Agrium operates a global agricultural chemicals business with a unique business model that combines wholesale (the manufacture and sale of nitrogen, potash and phosphate fertilizers) and retail distribution of crop nutrients (made by Agrium and other producers), as well as chemicals and seeds. In late 2016, Agrium announced its intention to enter a merger-of-equals agreement with Potash Corp. The transaction was closed on January 2, 2018. The equity portion of the Fund received shares of the newly formed company, Nutrien, as part of the merger.

How did sector weightings change in the equity portion of the Fund during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. There were no significant sector weighting changes in the equity portion of the Fund during the reporting period.

How was the equity portion of the Fund positioned at the end of the reporting period?

The equity portion of the Fund continued to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

As of April 30, 2018, the most significantly overweight allocations relative to the MSCI World Index in the equity portion of the Fund were in the utilities and telecommunication services sectors. As of the same date, the most significantly underweight positions relative to the benchmark in the equity portion of the Fund were in the information technology and consumer discretionary sectors.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed relative to the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Fund’s fixed-income benchmark, during the reporting period. This was primarily because the fixed-income portion of the Fund held an overweight position relative to this Index in spread product,4 specifically bank loans, high-yield corporate bonds and investment-grade corporate bonds. The Federal Reserve raised the federal funds target range twice during the reporting period, so spread product—which tends to have a lower correlation to changing interest rates than do U.S. Treasury securities and mortgages—outperformed. Though credit spreads did widen a bit in the first quarter of 2018, they ended the reporting period tighter than when the reporting period began.

The fixed-income portion of the Fund held underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and mortgages. This positioning had a positive effect on the Fund’s performance relative to this index because both of these asset classes were negatively affected by the Federal Reserve’s rate hikes. The fixed-income portion of the Fund had a slightly shorter duration5 than the Bloomberg Barclay’s U.S. Aggregate Bond Index, which also helped performance relative to that index.

What was the duration strategy of the fixed-income portion of the Fund during the reporting period? Please state the end-of-period duration figure.

As of April 30, 2018, the fixed-income portion of the Fund had a duration of 5.8 years, which was slightly shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Fund and which market segments were particularly weak?

Bank loans proved to be the best performing asset class on a relative basis during the reporting period. Although high-yield and investment-grade credit both had negative absolute returns during the reporting period, both sectors outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. All sectors in which the fixed-income portion of the Fund held bank loan positions provided positive absolute returns during the reporting period, with holdings in the consumer cyclical, industrials and financials sectors providing the strongest performance. In the corporate bond component of the fixed-income portion of the

Fund, industrial positions were the strongest contributors while financial positions were laggards.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

11

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Fund purchased new-issue corporate bonds of health care services company CVS because we had a favorable view of the company and the bonds provided a yield that we viewed as attractive relative to its peers. We swapped out of long-maturity bonds of telecommunications company Rogers Communications into bonds of the same company that mature in 2025 to shorten maturity as the yield curve6 flattened. We sold bonds in hotel operator Wyndham Worldwide because of our concerns about the company’s valuation.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund moderately decreased its positions in high-yield corporate bonds and bank loans. Over the same period, the fixed-income portion of the Fund increased its position in investment-grade corporate bonds.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2018, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in bank loans, high-yield credit and investment-grade credit. As of the same date, the fixed-income portion of the Fund held underweight positions relative to that index in U.S. Treasury securities, agency debentures and mortgage-backed securities.

6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 50.0%† Asset-Backed Securities 0.1%
Home Equity 0.1%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)	$20,710	$21,057
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)	86,091	87,279
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.207%, due 2/25/34 (a)	439,799	452,002
Equity One Mortgage Pass-Through Trust Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)	170,683	168,816
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.997% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	452,495	319,840
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.947% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	629,764	304,663
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.739%, due 6/25/33 (a)	79,505	79,032
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)	8,836	8,839

		1,441,528

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.264% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	237,336	236,419

Total Asset-Backed Securities (Cost $1,863,158)		1,677,947

Corporate Bonds 41.8%
Aerospace & Defense 0.3%
KLX, Inc. 5.875%, due 12/1/22 (c)	3,485,000	3,637,469
Triumph Group, Inc. 4.875%, due 4/1/21	1,205,000	1,168,850

		4,806,319

	Principal Amount	Value
Agriculture 0.2%
Philip Morris International, Inc. 1.625%, due 2/21/19	$3,550,000	$3,521,883
Reynolds American, Inc. 8.125%, due 6/23/19 (United Kingdom)	255,000	269,342

		3,791,225

Airlines 0.8%
American Airlines Group, Inc. 4.625%, due 3/1/20 (c)	3,700,000	3,727,750
American Airlines, Inc.
Series 2016-2, Class AA, Pass Through Trust 3.20%, due 12/15/29	644,640	613,800
Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31	1,000,000	959,432
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	3,168,528	3,103,700
Series 2016-2, Class AA, Pass Through Trust 3.65%, due 12/15/29	227,520	222,323
Continental Airlines, Inc.
Series 2009-2, Class 2, Pass Through Trust 7.25%, due 5/10/21	1,405,114	1,484,152
Series 2003-ERJ-1 7.875%, due 1/2/20	39,178	39,570
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,697,223	1,840,893
Series 2010-1, Class A, Pass Through Trust 6.25%, due 10/22/24	822,130	887,653
United Airlines, Inc. Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	1,453,089	1,535,624

		14,414,897

Apparel 0.2%
Hanesbrands, Inc. 4.625%, due 5/15/24 (c)	3,575,000	3,449,875

Auto Manufacturers 1.1%
Daimler Finance North America LLC 2.913%, due 5/4/21	2,400,000	2,400,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Ford Motor Co.
6.625%, due 10/1/28	$1,500,000	$1,700,644
7.45%, due 7/16/31	450,000	532,721
8.90%, due 1/15/32	215,000	280,863
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	372,429
General Motors Financial Co., Inc.
3.15%, due 6/30/22	900,000	875,603
3.20%, due 7/13/20	1,800,000	1,794,649
3.25%, due 5/15/18	325,000	325,104
3.45%, due 4/10/22	3,800,000	3,748,385
4.20%, due 3/1/21	2,585,000	2,629,970
Toyota Motor Credit Corp. 2.90%, due 4/17/24	4,600,000	4,455,924

		19,116,292

Auto Parts & Equipment 0.5%
Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	2,540,000	2,527,300
LKQ European Holdings B.V. 3.625%, due 4/1/26 (c)	EUR 2,140,000	2,580,857
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (c)	$3,345,000	3,399,356
Tenneco, Inc. 5.00%, due 7/15/26	415,000	388,025

		8,895,538

Banks 8.0%
♦Bank of America Corp.
2.738%, due 1/23/22 (d)	3,260,000	3,206,361
3.004%, due 12/20/23 (c)(d)	1,794,000	1,740,950
3.50%, due 4/19/26	415,000	400,753
3.705%, due 4/24/28 (d)	2,895,000	2,783,782
5.125%, due 6/17/19 (d)(e)	575,000	582,245
5.875%, due 2/7/42	500,000	599,771
6.11%, due 1/29/37	1,505,000	1,753,085
6.30%, due 3/10/26 (d)(e)	2,085,000	2,207,390
8.57%, due 11/15/24	485,000	602,629
Bank of New York Mellon Corp. 4.625%, due 9/20/26 (d)(e)	3,275,000	3,152,188
Barclays PLC (United Kingdom)
2.75%, due 11/8/19	936,000	929,558
5.20%, due 5/12/26	5,570,000	5,566,870
BB&T Corp.
2.15%, due 2/1/21	2,315,000	2,256,977
2.75%, due 4/1/22	4,100,000	4,008,783
Capital One Financial Corp. 4.20%, due 10/29/25	435,000	424,944
Citibank N.A. 2.125%, due 10/20/20	4,590,000	4,475,298

	Principal Amount	Value
Banks (continued)
Citigroup, Inc.
3.668%, due 7/24/28 (d)	$1,180,000	$1,125,798
4.05%, due 7/30/22	105,000	106,194
5.30%, due 5/6/44	1,200,000	1,278,112
6.625%, due 6/15/32	770,000	917,817
6.875%, due 6/1/25	1,715,000	2,004,005
Citizens Bank N.A. 2.55%, due 5/13/21	1,050,000	1,027,327
Citizens Financial Group, Inc. 4.30%, due 12/3/25	3,405,000	3,399,055
Discover Bank 8.70%, due 11/18/19	1,064,000	1,142,711
♦Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (d)	880,000	849,549
2.908%, due 6/5/23 (d)	800,000	773,531
3.50%, due 11/16/26	1,085,000	1,027,564
3.625%, due 1/22/23	3,045,000	3,032,459
3.85%, due 1/26/27	4,385,000	4,233,811
5.00%, due 11/10/22 (d)(e)	3,110,000	2,987,590
5.25%, due 7/27/21	805,000	851,550
6.75%, due 10/1/37	829,000	1,005,898
7.50%, due 2/15/19	2,100,000	2,178,962
Huntington Bancshares, Inc.
3.15%, due 3/14/21	3,535,000	3,520,022
5.70%, due 4/15/23 (d)(e)	2,400,000	2,398,500
JPMorgan Chase & Co.
3.54%, due 5/1/28 (d)	2,970,000	2,834,196
5.15%, due 5/1/23 (d)(e)	4,666,000	4,619,340
6.40%, due 5/15/38	820,000	1,030,826
Kreditanstalt Fuer Wiederaufbau (Germany)
1.00%, due 6/11/18	4,435,000	4,430,077
1.50%, due 2/6/19	8,170,000	8,114,492
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,614,614
4.65%, due 3/24/26	3,090,000	3,070,899
♦Morgan Stanley
2.375%, due 7/23/19	1,750,000	1,741,814
3.125%, due 1/23/23	4,435,000	4,334,160
3.591%, due 7/22/28 (d)	1,360,000	1,292,962
3.875%, due 1/27/26	465,000	458,300
4.875%, due 11/1/22	1,125,000	1,167,836
5.00%, due 11/24/25	2,855,000	2,961,219
5.45%, due 7/15/19 (d)(e)	2,310,000	2,347,538
6.375%, due 7/24/42	170,000	213,986
PNC Bank N.A. 2.55%, due 12/9/21	2,185,000	2,128,622
Royal Bank of Scotland Group PLC (United Kingdom)
6.00%, due 12/19/23	190,000	201,799
6.125%, due 12/15/22	1,530,000	1,622,205

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Santander Holdings USA, Inc.
2.65%, due 4/17/20	$3,875,000	$3,829,459
4.40%, due 7/13/27	600,000	587,814
Santander UK Group Holdings PLC (United Kingdom)
3.571%, due 1/10/23	2,230,000	2,184,773
3.823%, due 11/3/28 (d)	1,640,000	1,538,731
State Street Corp. 2.55%, due 8/18/20	2,605,000	2,584,834
Toronto-Dominion Bank 1.80%, due 7/13/21 (Canada)	4,295,000	4,110,889
U.S. Bank N.A. 2.00%, due 1/24/20	4,050,000	3,987,847
Wachovia Corp. 5.50%, due 8/1/35	315,000	345,805
Wells Fargo & Co.
3.584%, due 5/22/28 (d)	2,615,000	2,493,967
4.90%, due 11/17/45	55,000	55,771
5.375%, due 11/2/43	690,000	740,831
Wells Fargo Bank N.A.
2.40%, due 1/15/20	1,875,000	1,857,418
5.85%, due 2/1/37	140,000	165,375

		137,220,438

Beverages 1.4%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	5,725,000	5,597,328
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.50%, due 1/12/24	675,000	671,708
4.60%, due 4/15/48	2,230,000	2,210,449
Coca-Cola Co. 1.375%, due 5/30/19	3,845,000	3,798,595
Constellation Brands, Inc. 4.25%, due 5/1/23	2,100,000	2,142,048
Molson Coors Brewing Co. 3.00%, due 7/15/26	2,000,000	1,831,216
PepsiCo, Inc.
1.35%, due 10/4/19	2,225,000	2,186,463
2.375%, due 10/6/26	2,225,000	2,033,755
3.00%, due 10/15/27	3,000,000	2,838,863

		23,310,425

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	3,480,000	3,480,913
Celgene Corp.
3.625%, due 5/15/24	3,600,000	3,520,136
4.55%, due 2/20/48	1,650,000	1,548,549

		8,549,598

	Principal Amount	Value
Building Materials 0.9%
Cemex S.A.B. de C.V. 7.75%, due 4/16/26 (Mexico) (c)	$4,255,000	$4,665,607
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,420,000	4,444,502
Johnson Controls International PLC 4.50%, due 2/15/47	1,305,000	1,294,949
Masco Corp. 4.375%, due 4/1/26	1,575,000	1,584,844
Standard Industries, Inc. 5.375%, due 11/15/24 (c)	2,940,000	2,978,588

		14,968,490

Chemicals 0.8%
Air Liquide Finance S.A. (France) (c)
1.375%, due 9/27/19	2,535,000	2,480,617
1.75%, due 9/27/21	1,725,000	1,640,673
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Brazil) (c)	4,275,000	4,005,675
Dow Chemical Co.
4.125%, due 11/15/21	1,605,000	1,640,337
8.55%, due 5/15/19	75,000	79,420
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (c)	1,800,000	1,678,860
WR Grace & Co-Conn 5.125%, due 10/1/21 (c)	1,885,000	1,936,442

		13,462,024

Commercial Services 0.4%
Herc Rentals, Inc. 7.75%, due 6/1/24 (c)	1,694,000	1,828,673
Service Corp. International
4.625%, due 12/15/27	1,325,000	1,295,585
5.375%, due 1/15/22	3,600,000	3,664,800

		6,789,058

Computers 0.7%
Apple, Inc.
1.55%, due 8/4/21	1,500,000	1,433,442
3.20%, due 5/11/27	900,000	868,819
3.35%, due 2/9/27	3,480,000	3,405,691
3.85%, due 5/4/43	2,235,000	2,136,686
3.85%, due 8/4/46	1,090,000	1,033,388
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,465,802

		11,343,828

Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20 (United Kingdom)	3,100,000	3,035,023

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services 2.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Ireland)	$4,265,000	$4,374,745
Air Lease Corp.
2.125%, due 1/15/20	1,950,000	1,913,124
2.75%, due 1/15/23	1,850,000	1,767,902
4.25%, due 9/15/24	1,185,000	1,190,279
Caterpillar Financial Services Corp. 2.90%, due 3/15/21	4,990,000	4,972,838
CIT Group, Inc.
3.875%, due 2/19/19	870,000	874,037
5.00%, due 8/15/22	968,000	989,780
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,476,334
GE Capital International Funding Co. 2.342%, due 11/15/20	6,500,000	6,352,221
International Lease Finance Corp.
5.875%, due 4/1/19	1,255,000	1,288,967
6.25%, due 5/15/19	1,074,000	1,109,236
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (c)	732,000	757,620
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (c)	940,000	929,000
Springleaf Finance Corp.
5.25%, due 12/15/19	700,000	708,736
6.00%, due 6/1/20	475,000	493,406
Synchrony Financial 4.25%, due 8/15/24	5,000,000	4,919,397

		34,117,622

Electric 1.7%
AEP Transmission Co. LLC 3.10%, due 12/1/26	2,350,000	2,234,609
CMS Energy Corp.
3.875%, due 3/1/24	1,540,000	1,543,014
5.05%, due 3/15/22	1,220,000	1,282,697
6.25%, due 2/1/20	1,225,000	1,287,370
Consolidated Edison, Inc. 2.00%, due 3/15/20	1,205,000	1,181,533
Duquesne Light Holdings, Inc. 6.40%, due 9/15/20 (c)	2,590,000	2,752,915
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (c)	2,555,000	2,869,526
Florida Power & Light Co. 3.70%, due 12/1/47	2,060,000	1,961,954
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,187,050
MidAmerican Energy Co.
3.95%, due 8/1/47	835,000	828,068
4.40%, due 10/15/44	2,200,000	2,329,921

	Principal Amount	Value
Electric (continued)
PECO Energy Co. 4.80%, due 10/15/43	$1,195,000	$1,313,497
Potomac Electric Power Co. 4.15%, due 3/15/43	1,735,000	1,755,627
PPL Electric Utilities Corp. 3.95%, due 6/1/47	2,200,000	2,174,239
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,235,000	2,119,807
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	869,496
WEC Energy Group, Inc. 3.951% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,095,000	1,085,506

		28,776,829

Entertainment 0.1%
International Game Technology PLC 5.625%, due 2/15/20 (United Kingdom) (c)	2,255,000	2,308,556

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	1,615,000	1,692,611
Waste Management, Inc.
2.40%, due 5/15/23	2,275,000	2,156,932
3.15%, due 11/15/27	1,080,000	1,013,913

		4,863,456

Food 1.4%
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (c)	2,899,000	2,839,993
Kraft Heinz Foods Co.
4.875%, due 2/15/25 (c)	2,123,000	2,208,996
5.00%, due 6/4/42	1,150,000	1,125,119
Kroger Co. 1.50%, due 9/30/19	2,555,000	2,502,439
Mondelez International Holdings Netherlands B.V. (Netherlands) (c)
1.625%, due 10/28/19	2,790,000	2,734,764
2.00%, due 10/28/21	3,050,000	2,904,401
Smithfield Foods, Inc. (c)
2.70%, due 1/31/20	1,690,000	1,663,666
3.35%, due 2/1/22	1,575,000	1,525,590
Sysco Corp. 3.25%, due 7/15/27	1,735,000	1,637,638
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,225,978

		23,368,584

Gas 0.3%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	735,000	722,138
5.625%, due 5/20/24	1,140,000	1,134,300
5.75%, due 5/20/27	520,000	500,500

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
NiSource, Inc. 3.49%, due 5/15/27	$3,670,000	$3,516,888

		5,873,826

Health Care—Products 1.2%
Abbott Laboratories 3.75%, due 11/30/26	2,215,000	2,184,175
Baxter International, Inc. 3.50%, due 8/15/46	2,585,000	2,208,968
Becton Dickinson & Co. 3.70%, due 6/6/27	4,380,000	4,148,901
Boston Scientific Corp. 2.85%, due 5/15/20	3,740,000	3,705,116
Medtronic Global Holdings SCA 1.70%, due 3/28/19	3,090,000	3,064,846
Stryker Corp. 2.625%, due 3/15/21	3,395,000	3,349,363
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	1,425,000	1,380,592

		20,041,961

Health Care—Services 0.2%
Cigna Corp. 4.375%, due 12/15/20	270,000	277,042
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	3,510,000	3,510,944

		3,787,986

Home Builders 0.9%
Lennar Corp.
4.50%, due 6/15/19	2,400,000	2,418,000
4.50%, due 11/15/19	750,000	758,438
5.875%, due 11/15/24 (c)	1,345,000	1,388,712
8.375%, due 5/15/18 (c)	2,000,000	2,000,000
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,825,625
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,340,000	1,417,050
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
4.375%, due 6/15/19	1,000,000	1,001,250
5.875%, due 6/15/24	2,935,000	2,975,356

		14,784,431

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	1,415,000	1,403,813

	Principal Amount	Value

Insurance 2.5%
Alterra Finance LLC 6.25%, due 9/30/20	$200,000	$212,438
AXA Equitable Holdings, Inc. 5.00%, due 4/20/48 (c)	2,305,000	2,209,000
Jackson National Life Global Funding 2.20%, due 1/30/20 (c)	3,580,000	3,532,449
Liberty Mutual Group, Inc. (c)
4.25%, due 6/15/23	850,000	862,034
6.50%, due 3/15/35	220,000	264,343
7.80%, due 3/7/87	1,760,000	2,129,600
10.75%, due 6/15/88 (d)	750,000	1,155,000
Lincoln National Corp. 3.625%, due 12/12/26	3,400,000	3,301,437
Markel Corp. 5.00%, due 4/5/46	2,350,000	2,461,374
MassMutual Global Funding II (c)
2.10%, due 8/2/18	1,200,000	1,198,436
2.50%, due 10/17/22	3,347,000	3,224,544
2.95%, due 1/11/25	1,105,000	1,057,149
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (c)	2,250,000	2,213,790
Oil Insurance, Ltd. 5.29% (3 Month LIBOR + 2.982%), due 5/31/18 (b)(c)(e)	1,320,000	1,273,800
Pricoa Global Funding I 2.55%, due 11/24/20 (c)	2,135,000	2,105,174
Principal Life Global Funding II 2.375%, due 11/21/21 (c)	4,070,000	3,933,416
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,385,562
Provident Cos., Inc. 7.25%, due 3/15/28	2,115,000	2,539,553
Prudential Financial, Inc.
4.418%, due 3/27/48	1,845,000	1,870,828
5.625%, due 6/15/43 (d)	1,760,000	1,837,000
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	659,203
XLIT, Ltd. 4.45%, due 3/31/25	2,155,000	2,146,636

		42,572,766

Internet 1.5%
Alibaba Group Holding, Ltd. 4.00%, due 12/6/37 (China)	3,710,000	3,494,220
Amazon.com, Inc.
3.30%, due 12/5/21	2,185,000	2,200,336
3.875%, due 8/22/37 (c)	1,590,000	1,576,007
5.20%, due 12/3/25	3,375,000	3,733,707
Booking Holdings, Inc. 3.60%, due 6/1/26	2,225,000	2,156,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
eBay, Inc. 3.80%, due 3/9/22	$3,840,000	$3,882,954
Expedia Group, Inc. 3.80%, due 2/15/28	500,000	456,071
Match Group, Inc. 6.375%, due 6/1/24	3,995,000	4,214,725
Tencent Holdings, Ltd. (China) (c)
3.595%, due 1/19/28	1,475,000	1,401,689
3.925%, due 1/19/38	1,910,000	1,800,975

		24,917,534

Iron & Steel 0.3%
ArcelorMittal 7.25%, due 10/15/39 (Luxembourg)	2,300,000	2,725,500
Vale Overseas, Ltd. 6.875%, due 11/21/36 (Brazil)	1,800,000	2,086,920

		4,812,420

Lodging 0.8%
Choice Hotels International, Inc. 5.75%, due 7/1/22	3,260,000	3,447,450
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24	2,390,000	2,296,670
Marriott International, Inc.
2.30%, due 1/15/22	2,450,000	2,347,093
6.75%, due 5/15/18	265,000	265,409
7.15%, due 12/1/19	1,900,000	2,014,353
MGM Resorts International
6.75%, due 10/1/20	2,390,000	2,539,375
8.625%, due 2/1/19	80,000	82,878
Wyndham Worldwide Corp. 4.15%, due 4/1/24	410,000	407,211

		13,400,439

Machinery—Diversified 0.2%
CNH Industrial Capital LLC 4.875%, due 4/1/21	3,945,000	4,075,816

Media 1.2%
21st Century Fox America, Inc.
3.00%, due 9/15/22	2,230,000	2,188,532
6.65%, due 11/15/37	1,710,000	2,177,286
DISH DBS Corp. 5.875%, due 7/15/22	2,050,000	1,885,488
Grupo Televisa S.A.B. 6.625%, due 1/15/40 (Mexico)	1,500,000	1,671,955
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	166,660
Sky PLC 3.75%, due 9/16/24 (United Kingdom) (c)	950,000	949,424

	Principal Amount	Value
Media (continued)
Time Warner Cable LLC 7.30%, due 7/1/38	$1,350,000	$1,587,400
Time Warner Entertainment Co., L.P.
8.375%, due 3/15/23	800,000	942,191
8.375%, due 7/15/33	1,000,000	1,295,175
Time Warner, Inc. 3.60%, due 7/15/25	2,500,000	2,416,731
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (c)	2,050,000	2,003,875
Vrio Finco 1, LLC / Vrio Finco 2, Inc. 6.875%, due 4/4/28 (Brazil) (c)	2,775,000	2,764,594
Walt Disney Co. 3.70%, due 12/1/42	850,000	809,492

		20,858,803

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp.
3.25%, due 6/15/25	4,040,000	3,951,951
3.90%, due 1/15/43	835,000	812,016

		4,763,967

Mining 0.5%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (c)	1,295,000	1,313,524
FMG Resources (August 2006) Pty, Ltd. (Australia) (c)
5.125%, due 5/15/24	2,280,000	2,251,500
9.75%, due 3/1/22	298,455	328,897
Southern Copper Corp. 5.875%, due 4/23/45 (Peru)	2,035,000	2,276,440
Teck Resources, Ltd. 6.00%, due 8/15/40 (Canada)	2,060,000	2,147,550

		8,317,911

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 5.00%, due 3/15/22 (c)	3,785,000	3,777,922
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (c)	2,130,000	2,085,494
Textron Financial Corp. 3.574% (3 Month LIBOR + 1.735%), due 2/15/67 (b)(c)	3,540,000	3,265,650

		9,129,066

Oil & Gas 1.0%
Andeavor 5.125%, due 12/15/26	1,260,000	1,330,116
Cenovus Energy, Inc. 4.25%, due 4/15/27 (Canada)	955,000	918,273

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Gazprom OAO Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (c)	$2,065,000	$2,379,913
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	4,120,000	4,418,700
Petroleos Mexicanos 6.75%, due 9/21/47 (Mexico)	2,780,000	2,683,812
Valero Energy Corp.
6.125%, due 2/1/20	2,385,000	2,505,145
6.625%, due 6/15/37	2,645,000	3,302,896

		17,538,855

Packaging & Containers 0.5%
Ball Corp. 5.00%, due 3/15/22	3,700,000	3,834,125
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23	1,400,000	1,377,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, due 10/15/20 (New Zealand)	1,938,215	1,952,752
Sealed Air Corp. 5.50%, due 9/15/25 (c)	1,900,000	1,964,125

		9,128,252

Pharmaceuticals 0.6%
Allergan Funding SCS 3.45%, due 3/15/22	4,050,000	3,982,221
CVS Pass-Through Trust 5.789%, due 1/10/26 (c)(f)	168,173	175,949
Johnson & Johnson 3.40%, due 1/15/38	3,245,000	3,062,877
Valeant Pharmaceuticals International, Inc. 5.50%, due 11/1/25 (c)	2,290,000	2,278,550

		9,499,597

Pipelines 1.0%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19	1,845,000	1,897,952
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	2,995,000	2,986,880
Enterprise Products Operating LLC 4.25%, due 2/15/48	3,145,000	2,973,331
MPLX, L.P.
4.875%, due 6/1/25	100,000	103,523
5.50%, due 2/15/23	1,975,000	2,021,906
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (c)	880,000	921,283

	Principal Amount	Value
Pipelines (continued)
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	$1,740,000	$1,784,819
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	2,120,000	2,114,700
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48 (c)	2,340,000	2,252,352

		17,056,746

Real Estate Investment Trusts 1.1%
American Tower Corp. 3.375%, due 10/15/26	2,945,000	2,733,359
CoreCivic, Inc. 4.625%, due 5/1/23	810,000	801,900
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,081,708
5.25%, due 1/15/23	3,510,000	3,702,839
Digital Realty Trust, L.P.
2.75%, due 2/1/23	140,000	133,147
3.70%, due 8/15/27	500,000	475,061
Essex Portfolio, L.P. 3.375%, due 4/15/26	1,490,000	1,413,191
Iron Mountain, Inc. (c)
4.875%, due 9/15/27	1,860,000	1,750,725
5.25%, due 3/15/28	1,440,000	1,355,400
Kilroy Realty, L.P. 3.45%, due 12/15/24	2,060,000	1,968,444
UDR, Inc. 3.50%, due 7/1/27	2,000,000	1,886,261
Welltower, Inc. 4.00%, due 6/1/25	890,000	873,269

		19,175,304

Retail 1.9%
Alimentation Couche-Tard, Inc. (Canada) (c)
3.55%, due 7/26/27	4,435,000	4,198,056
4.50%, due 7/26/47	1,950,000	1,866,105
AutoZone, Inc. 3.75%, due 6/1/27	1,500,000	1,446,742
Brinker International, Inc. 2.60%, due 5/15/18	1,885,000	1,884,057
CVS Health Corp. 4.00%, due 12/5/23	3,725,000	3,751,959
4.78%, due 3/25/38	1,110,000	1,097,642
5.05%, due 3/25/48	2,220,000	2,255,290
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (c)	2,620,000	2,456,794
Dollar Tree, Inc. 3.70%, due 5/15/23	1,425,000	1,414,596

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Home Depot, Inc. 2.125%, due 9/15/26	$1,955,000	$1,744,020
McDonald’s Corp. 3.70%, due 2/15/42	965,000	866,508
QVC, Inc. 4.85%, due 4/1/24	2,660,000	2,686,486
Starbucks Corp. 2.45%, due 6/15/26	2,220,000	2,052,276
TJX Cos., Inc. 2.25%, due 9/15/26	6,450,000	5,751,651

		33,472,182

Semiconductors 0.6%
Intel Corp. 3.734%, due 12/8/47 (c)	2,300,000	2,153,438
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (c)	1,610,000	1,622,075
Qorvo, Inc. 7.00%, due 12/1/25	3,740,000	4,062,575
Sensata Technologies B.V. 5.00%, due 10/1/25 (Netherlands) (c)	2,990,000	2,982,525

		10,820,613

Software 0.8%
Microsoft Corp.
3.45%, due 8/8/36	765,000	730,960
4.20%, due 11/3/35	1,025,000	1,073,868
MSCI, Inc. 5.75%, due 8/15/25 (c)	3,610,000	3,771,367
Oracle Corp.
3.80%, due 11/15/37	2,105,000	2,037,748
4.30%, due 7/8/34	2,085,000	2,168,344
PTC, Inc. 6.00%, due 5/15/24	1,415,000	1,482,213
salesforce.com, Inc.
3.25%, due 4/11/23	1,300,000	1,289,442
3.70%, due 4/11/28	1,915,000	1,896,586

		14,450,528

Telecommunications 1.7%
♦AT&T, Inc. 4.90%, due 8/15/37 (c)	3,730,000	3,661,361
CommScope Technologies LLC 6.00%, due 6/15/25 (c)	850,000	873,375
CommScope, Inc. 5.00%, due 6/15/21 (c)	3,090,000	3,113,175
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	990,000	1,019,700

	Principal Amount	Value
Telecommunications (continued)
Rogers Communications, Inc. (Canada)
4.30%, due 2/15/48	$2,320,000	$2,235,088
5.45%, due 10/1/43	380,000	421,528
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (c)
3.36%, due 3/20/23	4,681,250	4,664,257
4.738%, due 3/20/25	2,625,000	2,651,250
Telecom Italia Capital S.A. (Italy)
7.175%, due 6/18/19	1,930,000	2,004,788
7.721%, due 6/4/38	1,385,000	1,668,925
Telecom Italia S.p.A. 5.303%, due 5/30/24 (Italy) (c)	1,110,000	1,130,535
Telefonica Emisiones SAU (Spain)
4.57%, due 4/27/23	2,552,000	2,661,996
5.213%, due 3/8/47	1,735,000	1,808,242
5.462%, due 2/16/21	395,000	417,818

		28,332,038

Textiles 0.3%
Cintas Corp. No 2 3.70%, due 4/1/27	4,335,000	4,257,599

Transportation 0.3%
United Parcel Service, Inc. 2.50%, due 4/1/23	4,635,000	4,470,562
XPO Logistics, Inc. 6.50%, due 6/15/22 (c)	1,015,000	1,047,987

		5,518,549

Total Corporate Bonds (Cost $725,195,575)		714,579,079

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 1,186,000	1,983,541

Total Foreign Bonds (Cost $1,935,886)		1,983,541

Loan Assignments 5.4% (b)
Advertising 0.1%
Outfront Media Capital LLC 2017 Term Loan B 3.898% (1 Month LIBOR + 2.00%), due 3/18/24	$2,200,000	2,211,394

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Building Materials 0.3%
Builders FirstSource, Inc. 2017 Term Loan B 5.302% (3 Month LIBOR + 3.00%), due 2/29/24	$1,777,387	$1,786,274
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.651% (1 Month LIBOR + 2.75%), due 11/15/23	2,399,038	2,408,335

		4,194,609

Chemicals 0.2%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.052% (3 Month LIBOR + 1.75%), due 6/1/24	2,443,750	2,452,723

Commercial Services 0.5%
Allied Universal Holdco LLC 2015 Term Loan 6.052% (3 Month LIBOR + 3.75%), due 7/28/22	2,524,245	2,475,022
Global Payments, Inc. 2018 Term Loan B3 3.651% (1 Month LIBOR + 1.75%), due 4/21/23	1,326,600	1,335,129
U.S. Security Associates Holdings, Inc. 2016 Term Loan 5.802% (3 Month LIBOR + 3.50%), due 7/14/23	3,940,643	3,965,272

		7,775,423

Computers 0.1%
Tempo Acquisition LLC Term Loan 4.901% (1 Month LIBOR + 3.00%), due 5/1/24	2,431,625	2,443,783

Containers, Packaging & Glass 0.2%
BWAY Holding Co.
2017 Term Loan B 5.272% (2 Month LIBOR + 3.25%), due 4/3/24	7,087	7,124
2017 Term Loan B 5.587% (3 Month LIBOR + 3.25%), due 4/3/24	2,806,650	2,821,267
Reynolds Group Holdings, Inc. 2017 Term Loan 4.651% (1 Month LIBOR + 2.75%), due 2/5/23	861,902	867,094

		3,695,485

	Principal Amount	Value
Electrical Components & Equipment 0.1%
Electro Rent Corp. 1st Lien Term Loan 6.984% (3 Month LIBOR + 5.00%), due 1/31/24 (g)	$2,083,625	$2,104,461

Entertainment 0.1%
Scientific Games International, Inc.
2018 Term Loan B5 4.651% (1 Month LIBOR + 2.75%), due 8/14/24	349,818	351,907
2018 Term Loan B5 4.744% (2 Month LIBOR + 2.75%), due 8/14/24	1,475,607	1,484,419

		1,836,326

Environmental Controls 0.5%
Advanced Disposal Services, Inc. Term Loan B3 3.998% (1 Week LIBOR + 2.25%), due 11/10/23	4,448,984	4,474,984
GFL Environmental, Inc. Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 9/29/23 (Canada)	3,447,500	3,447,500

		7,922,484

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 6/27/23	5,221,988	5,264,056

Health Care—Products 0.3%
Ortho-Clinical Diagnostics S.A. Term Loan B 5.65% (1 Month LIBOR + 3.75%), due 6/30/21	2,251,522	2,264,550
Sterigenics-Nordion Holdings LLC 2017 Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 5/15/22	3,019,500	3,033,655

		5,298,205

Healthcare, Education & Childcare 0.3%
ExamWorks Group, Inc. 2017 Term Loan 5.151% (1 Month LIBOR + 3.25%), due 7/27/23	3,605,214	3,624,365
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 10.302% (3 Month LIBOR + 8.00%), due 12/31/23	1,700,000	1,702,125

		5,326,490

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Household Products & Wares 0.5%
KIK Custom Products, Inc. 2015 Term Loan B 5.90% (1 Week LIBOR + 4.00%), due 5/15/23 (Canada)	$7,110,294	$7,173,000
Prestige Brands, Inc. Term Loan B4 3.901% (1 Month LIBOR + 2.00%), due 1/26/24	1,583,406	1,590,758

		8,763,758

Insurance 0.2%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 6/7/23	3,744,669	3,763,392

Machinery—Diversified 0.1%
Titan Acquisition, Ltd. 2018 Term Loan B 5.056% (2 Month LIBOR + 3.00%), due 3/28/25 (Canada)	2,200,000	2,202,064

Media 0.3%
Nielsen Finance LLC Term Loan B4 3.895% (1 Month LIBOR + 2.00%), due 10/4/23	881,100	884,955
Virgin Media Bristol LLC 2017 Term Loan 4.397% (1 Month LIBOR + 2.50%), due 1/15/26	3,650,000	3,667,235

		4,552,190

Packaging & Containers 0.5%
Albea Beauty Holdings S.A 2018 Term Loan 5.295% (3 Month LIBOR + 3.00%), due 4/22/24 (France)	2,325,000	2,335,172
Berry Global, Inc.
Term Loan Q 3.897% (1 Month LIBOR + 2.00%), due 10/1/22	2,624,690	2,639,273
Term Loan Q 3.901% (1 Month LIBOR + 2.00%), due 10/1/22	4,070,865	4,093,482

		9,067,927

	Principal Amount	Value
Software 0.2%
First Data Corp. 2024 Term Loan 4.147% (1 Month LIBOR + 2.25%), due 4/26/24	$2,490,979	$2,499,468

Telecommunications 0.6%
Level 3 Financing, Inc. 2017 Term Loan B 4.148% (1 Month LIBOR + 2.25%), due 2/22/24	10,000,000	10,035,710

Transportation 0.1%
XPO Logistics, Inc. 2018 Term Loan B 3.92% (3 Month LIBOR + 2.00%), due 2/24/25	1,575,000	1,583,133

Total Loan Assignments (Cost $92,324,249)		92,993,081

Mortgage-Backed Securities 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.127% (1 Month LIBOR + 0.23%), due 12/25/36 (b)(c)	114,249	109,398
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	832,607	874,800

		984,198

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.73% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (b)(c)(f)(g)(h)	415,438	375,275

Total Mortgage-Backed Securities (Cost $1,364,284)		1,359,473

U.S. Government & Federal Agencies 2.5%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 2/1/27	21	24
6.50%, due 5/1/29	19,767	22,266
6.50%, due 6/1/29	4,987	5,617
6.50%, due 7/1/29	23,667	26,660
6.50%, due 8/1/29	7,855	8,848

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 9/1/29	$531	$598
6.50%, due 6/1/32	2,596	2,924
6.50%, due 1/1/37	1,973	2,223
7.00%, due 9/1/26	3,874	4,147
7.00%, due 7/1/32	9,181	10,187
7.50%, due 5/1/32	4,404	4,634

		88,128

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
(zero coupon), due 10/9/19	2,700,000	2,601,792
4.50%, due 7/1/20	563	567
4.50%, due 3/1/21	1,426	1,437
6.00%, due 4/1/19	117	129
7.00%, due 10/1/37	433	491
7.00%, due 11/1/37	15,467	17,324

		2,621,740

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	1,273	1,353
5.50%, due 9/15/35	4,262	4,613
6.50%, due 4/15/29	13	14
6.50%, due 8/15/29	9	10
6.50%, due 10/15/31	2,046	2,305
7.00%, due 12/15/25	3,066	3,085
7.00%, due 11/15/27	6,253	6,639
7.00%, due 12/15/27	29,308	31,350
7.50%, due 6/15/26	275	295
7.50%, due 10/15/30	15,143	15,589
8.00%, due 10/15/26	2,811	2,985
8.50%, due 11/15/26	17,266	17,450

		85,688

United States Treasury Bonds 0.4%
3.00%, due 2/15/47	945,000	927,909
3.75%, due 11/15/43	5,715,000	6,384,726

		7,312,635

♦United States Treasury Notes 1.9%
1.25%, due 10/31/21	5,395,000	5,136,419
1.25%, due 7/31/23	25,125,000	23,213,144
1.75%, due 9/30/22	3,800,000	3,640,727

		31,990,290

Total U.S. Government & Federal Agencies (Cost $43,490,258)		42,098,481

Total Long-Term Bonds (Cost $866,173,410)		854,691,602

	Shares	Value
Common Stocks 44.5%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	1,215,583	$10,200,937
Lockheed Martin Corp.	17,305	5,552,136

		15,753,073

Air Freight & Logistics 0.9%
Deutsche Post A.G., Registered (Germany)	199,294	8,678,396
United Parcel Service, Inc., Class B	58,895	6,684,582

		15,362,978

Auto Components 0.3%
Cie Generale des Etablissements Michelin SCA (France)	42,985	6,032,284

Automobiles 0.5%
Daimler A.G., Registered Shares (Germany)	102,717	8,097,184

Banks 2.2%
Commonwealth Bank of Australia (Australia)	95,739	5,158,884
Lloyds Banking Group PLC (United Kingdom)	7,031,682	6,249,710
People’s United Financial, Inc.	274,657	5,023,476
Royal Bank of Canada (Canada)	74,730	5,682,961
Svenska Handelsbanken A.B., Class A (Sweden)	453,017	5,057,632
Wells Fargo & Co.	74,526	3,872,371
Westpac Banking Corp. (Australia)	316,805	6,805,166

		37,850,200

Beverages 0.8%
Coca-Cola Co.	94,902	4,100,715
Diageo PLC (United Kingdom)	127,280	4,527,322
PepsiCo., Inc.	42,705	4,310,643

		12,938,680

Biotechnology 0.3%
AbbVie, Inc.	53,312	5,147,274

Capital Markets 0.8%
BlackRock, Inc.	9,211	4,803,537
CME Group, Inc.	27,912	4,401,164
Singapore Exchange, Ltd. (Singapore)	777,886	4,535,381

		13,740,082

Chemicals 1.1%
BASF S.E. (Germany)	85,690	8,902,456
DowDuPont, Inc.	83,178	5,260,177
Nutrien, Ltd. (Canada)	102,438	4,664,002

		18,826,635

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	10	$247

Communications Equipment 0.6%
Cisco Systems, Inc.	241,441	10,693,422

Construction & Engineering 0.4%
Vinci S.A. (France) (i)	68,664	6,856,333

Diversified Telecommunication Services 4.2%
♦AT&T, Inc.	365,651	11,956,788
BCE, Inc. (Canada)	317,346	13,467,957
CenturyLink, Inc.	240,604	4,470,422
Deutsche Telekom A.G., Registered (Germany)	624,957	10,927,258
Singapore Telecommunications, Ltd. (Singapore)	1,764,815	4,690,585
Swisscom A.G., Registered (Switzerland)	14,235	6,826,505
TELUS Corp. (Canada)	177,691	6,359,205
Verizon Communications, Inc.	278,844	13,760,951

		72,459,671

Electric Utilities 4.3%
American Electric Power Co., Inc.	84,574	5,918,489
Duke Energy Corp.	156,030	12,507,365
Entergy Corp.	114,161	9,314,396
FirstEnergy Corp.	168,869	5,809,094
PPL Corp.	275,495	8,016,904
Red Electrica Corp. S.A. (Spain)	360,906	7,512,073
Southern Co.	120,302	5,548,328
SSE PLC (United Kingdom)	338,576	6,425,468
Terna Rete Elettrica Nazionale S.p.A. (Italy)	2,184,142	13,088,127

		74,140,244

Electrical Equipment 0.7%
Eaton Corp. PLC	85,690	6,429,321
Emerson Electric Co.	84,016	5,579,502

		12,008,823

Equity Real Estate Investment Trusts 1.9%
Iron Mountain, Inc.	224,694	7,626,114
Public Storage	22,888	4,618,341
Unibail-Rodamco S.E. (France)	46,055	11,062,023
Welltower, Inc.	173,056	9,248,113

		32,554,591

Food Products 0.8%
Nestle S.A., Registered (Switzerland)	93,506	7,228,860
Orkla ASA (Norway)	691,947	6,396,334

		13,625,194

	Shares	Value
Gas Utilities 0.4%
Gas Natural SDG S.A. (Spain)	246,187	$6,194,271

Health Care Providers & Services 0.3%
Sonic Healthcare, Ltd. (Australia)	263,771	4,681,481

Hotels, Restaurants & Leisure 0.7%
Las Vegas Sands Corp.	81,783	5,997,147
McDonald’s Corp.	37,681	6,309,307

		12,306,454

Household Durables 0.3%
Leggett & Platt, Inc.	112,765	4,572,621

Household Products 0.6%
Kimberly-Clark Corp.	58,336	6,040,109
Procter & Gamble Co.	65,873	4,765,253

		10,805,362

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	41,589	5,290,528

Insurance 3.5%
Allianz S.E., Registered (Germany)	47,171	11,159,079
Arthur J. Gallagher & Co.	66,152	4,629,979
Assicurazioni Generali S.p.A. (Italy)	245,628	4,952,687
AXA S.A. (France)	454,971	13,005,762
MetLife, Inc.	142,911	6,812,567
♦Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	60,569	13,878,667
SCOR S.E. (France) (i)	148,214	6,014,731

		60,453,472

Media 0.0%‡
ION Media Networks, Inc. (f)(g)(h)(j)(k)	12	7,432

Multi-Utilities 1.8%
Ameren Corp.	94,064	5,514,032
Dominion Energy, Inc.	128,396	8,546,038
National Grid PLC (United Kingdom)	957,394	11,088,709
WEC Energy Group, Inc.	86,528	5,562,020

		30,710,799

Oil, Gas & Consumable Fuels 5.2%
Enterprise Products Partners, L.P.	352,254	9,454,497
Exxon Mobil Corp.	104,113	8,094,786
Magellan Midstream Partners, L.P.	82,899	5,457,241
Occidental Petroleum Corp.	134,816	10,415,884
Pembina Pipeline Corp. (Canada)	175,568	5,591,320
♦Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	221,345	15,472,016

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Snam S.p.A. (Italy)	1,815,141	$8,704,044
Statoil ASA (Norway)	379,608	9,715,304
♦TOTAL S.A. (France)	257,910	16,195,817

		89,100,909

Personal Products 0.5%
Unilever PLC (United Kingdom)	145,702	8,164,902

Pharmaceuticals 4.1%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	375,142	13,328,795
♦GlaxoSmithKline PLC (United Kingdom)	725,442	14,557,339
Johnson & Johnson	41,310	5,225,302
Merck & Co., Inc.	94,064	5,537,548
Novartis A.G., Registered (Switzerland)	99,088	7,621,469
Pfizer, Inc.	294,475	10,780,730
Roche Holding A.G. (Switzerland)	32,657	7,245,340
Sanofi(France)	71,455	5,640,118

		69,936,641

Semiconductors & Semiconductor Equipment 1.4%
Intel Corp.	126,722	6,541,390
QUALCOMM, Inc.	97,414	4,969,088
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	111,091	4,271,449
Texas Instruments, Inc.	75,363	7,644,069

		23,425,996

Software 0.5%
Micro Focus International PLC (United Kingdom)	177,243	3,069,676
Microsoft Corp.	59,174	5,533,953

		8,603,629

Tobacco 2.8%
Altria Group, Inc.	212,971	11,949,803
British American Tobacco PLC (United Kingdom)	165,241	9,080,364
British American Tobacco PLC Sponsored ADR (United Kingdom)	78,712	4,299,249
Imperial Brands PLC (United Kingdom)	354,487	12,657,760
Philip Morris International, Inc.	117,790	9,658,780

		47,645,956

Wireless Telecommunication Services 1.4%
Rogers Communications, Inc., Class B (Canada)	172,139	8,125,974
♦Vodafone Group PLC (United Kingdom)	5,227,427	15,209,947

		23,335,921

Total Common Stocks (Cost $715,353,252)		761,323,289

	Principal Amount	Value

Short-Term Investment 3.3%
Repurchase Agreement 3.3%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $56,570,638 (Collateralized by a United States Treasury Notes with rates between 1.75% and 1.875% and maturity dates between 3/31/22 and 5/31/22, with a Principal Amount of $59,380,000 and a Market Value of $57,704,992)	$56,569,475	$56,569,475

Total Short-Term Investment (Cost $56,569,475)		56,569,475

Total Investments (Cost $1,638,096,137)	97.8%	1,672,584,366
Other Assets, Less Liabilities	2.2	36,708,881
Net Assets	100.0%	$1,709,293,247

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown was the rate in effect as of April 30, 2018.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2018.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $558,656, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Illiquid security—As of April 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $382,707, which represented less than one-tenth of a percent of the Fund’s net assets.

(i)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $12,774,594 and the Fund received non-cash collateral in the amount of $13,696,925 (See Note 2(M)).

(j)	Restricted security.

(k)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Foreign Currency Forward Contracts

As of April 30, 2018, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	24,110,000	USD	18,734,944	JPMorgan Chase Bank	5/2/18	$43,421
JPY	4,038,000,000	USD	37,155,155	JPMorgan Chase Bank	8/1/18	16,748
USD	19,600,989	CAD	24,110,000	JPMorgan Chase Bank	5/2/18	822,623
USD	103,145,800	EUR	82,095,000	JPMorgan Chase Bank	5/2/18	4,007,905
USD	100,643,708	EUR	82,095,000	JPMorgan Chase Bank	8/1/18	811,139
USD	57,415,058	GBP	40,110,000	JPMorgan Chase Bank	5/2/18	2,195,647
USD	56,150,831	GBP	40,110,000	JPMorgan Chase Bank	8/1/18	686,545
Total unrealized appreciation						8,584,028
EUR	82,095,000	USD	99,942,453	JPMorgan Chase Bank	5/2/18	(804,558)
GBP	40,110,000	USD	55,914,543	JPMorgan Chase Bank	5/2/18	(695,131)
JPY	4,038,650,000	USD	37,347,842	JPMorgan Chase Bank	5/2/18	(404,465)
USD	18,773,074	CAD	24,110,000	JPMorgan Chase Bank	8/1/18	(44,340)
USD	36,925,475	JPY	4,038,650,000	JPMorgan Chase Bank	5/2/18	(17,902)
Total unrealized depreciation						(1,966,396)
Net unrealized appreciation						$6,617,632

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(546)	June 2018	$(116,100,597)	$(115,777,594)	$323,003
5-Year United States Treasury Note	1,265	June 2018	144,469,440	143,587,383	(882,057)
10-Year United States Treasury Note	522	June 2018	62,764,504	62,444,250	(320,254)
10-Year United States Treasury Ultra Note	(156)	June 2018	(20,024,896)	(19,950,938)	73,958
S&P 500 Index Mini	1,410	June 2018	196,620,496	186,613,500	(10,006,996)
Euro Stoxx 50	1,965	June 2018	77,824,075	82,435,600	4,611,525
Nikkei 225	595	June 2018	57,803,809	61,067,451	3,263,642
United States Treasury Bond	(102)	June 2018	(14,719,107)	(14,672,062)	47,045
United States Treasury Ultra Bond	207	June 2018	32,224,564	32,524,875	300,311

			$420,862,288	$418,272,465	$(2,589,823)

1.	As of April 30, 2018, cash in the amount of $18,682,460 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,677,947	$—	$1,677,947
Corporate Bonds	—	714,579,079	—	714,579,079
Foreign Bonds	—	1,983,541	—	1,983,541
Loan Assignments (b)	—	90,888,620	2,104,461	92,993,081
Mortgage-Backed Securities (c)	—	984,198	375,275	1,359,473
U.S. Government & Federal Agencies	—	42,098,481	—	42,098,481

Total Long-Term Bonds	—	852,211,866	2,479,736	854,691,602

Common Stocks (d)	484,010,019	277,305,838	7,432	761,323,289
Short-Term Investment
Repurchase Agreement	—	56,569,475	—	56,569,475

Total Investments in Securities	484,010,019	1,186,087,179	2,487,168	1,672,584,366

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	8,584,028	—	8,584,028
Futures Contracts (e)	8,619,484	—	—	8,619,484

Total Other Financial Instruments	8,619,484	8,584,028	—	17,203,512

Total Investments in Securities and Other Financial Instruments	$492,629,503	$1,194,671,207	$2,487,168	$1,689,787,878

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(1,966,396)	$—	$(1,966,396)
Futures Contracts (e)	(11,209,307)	—	—	(11,209,307)

Total Other Financial Instruments	$(11,209,307)	$(1,966,396)	$—	$(13,175,703)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,104,461 is held in Electrical Components & Equipment within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $375,275 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $7,432 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $338,573,217 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018 (b)
Long-Term Bonds
Loan Assignments
Electrical Components & Equipment	$2,120,352	$2,232	$136	$(7,709)	$—	$(10,550)	$—	$—	$2,104,461	$(7,709)
Iron & Steel	6,512,944	(1,300)	11,927	(59,110)	—	(6,464,461)	—	—	—	—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	378,967	—	—	25,367	—	(29,059)	—	—	375,275	21,083
Common Stocks
Media	8,143	—	—	(711)	—	—	—	—	7,432	(711)

Total	$9,020,406	$932	$12,063	$(42,163)	$—	$(6,504,070)	$—	$—	$2,487,168	$12,663

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,638,096,137) including securities on loan of $12,774,594	$1,672,584,366
Cash collateral on deposit at broker for futures contracts	18,682,460
Cash denominated in foreign currencies (identified cost $773,867)	769,882
Receivables:
Dividends and interest	10,860,051
Investment securities sold	4,421,483
Fund shares sold	3,623,514
Securities lending income	43,740
Unrealized appreciation on foreign currency forward contracts	8,584,028
Other assets	109,119

Total assets	1,719,678,643

Liabilities
Payables:
Fund shares redeemed	2,713,949
Investment securities purchased	2,400,729
Variation margin on futures contracts	1,121,492
Manager (See Note 3)	865,054
NYLIFE Distributors (See Note 3)	382,733
Transfer agent (See Note 3)	175,264
Shareholder communication	88,846
Professional fees	60,660
Custodian	21,588
Trustees	3,387
Unrealized depreciation on foreign currency forward contracts	1,966,396
Dividend payable	450,231
Interest expense and fees payable	111,478
Accrued expenses	23,589

Total liabilities	10,385,396

Net assets	$1,709,293,247

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$900,520
Additional paid-in capital	1,655,796,211

1,656,696,731
Undistributed net investment income	4,057,045
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	10,172,320
Net unrealized appreciation (depreciation) on investments and futures contracts	31,898,406
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	6,468,745

Net assets	$1,709,293,247

Class A
Net assets applicable to outstanding shares	$617,499,970

Shares of beneficial interest outstanding	32,685,613

Net asset value per share outstanding	$18.89
Maximum sales charge (5.50% of offering price)	1.10

Maximum offering price per share outstanding	$19.99

Investor Class
Net assets applicable to outstanding shares	$89,266,087

Shares of beneficial interest outstanding	4,721,387

Net asset value per share outstanding	$18.91
Maximum sales charge (5.50% of offering price)	1.10

Maximum offering price per share outstanding	$20.01

Class B
Net assets applicable to outstanding shares	$34,778,143

Shares of beneficial interest outstanding	1,828,410

Net asset value and offering price per share outstanding	$19.02

Class C
Net assets applicable to outstanding shares	$250,404,586

Shares of beneficial interest outstanding	13,189,261

Net asset value and offering price per share outstanding	$18.99

Class I
Net assets applicable to outstanding shares	$713,416,810

Shares of beneficial interest outstanding	37,419,286

Net asset value and offering price per share outstanding	$19.07

Class R2
Net assets applicable to outstanding shares	$3,822,754

Shares of beneficial interest outstanding	202,488

Net asset value and offering price per share outstanding	$18.88

Class R3
Net assets applicable to outstanding shares	$79,926

Shares of beneficial interest outstanding	4,230

Net asset value and offering price per share outstanding	$18.90

Class R6
Net assets applicable to outstanding shares	$24,971

Shares of beneficial interest outstanding	1,309.590

Net asset value and offering price per share outstanding	$19.07

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$16,747,545
Dividends (a)	15,435,597
Securities lending income	79,807
Other income	5,544

Total income	32,268,493

Expenses
Manager (See Note 3)	5,430,079
Distribution/Service—Class A (See Note 3)	795,635
Distribution/Service—Investor Class (See Note 3)	112,854
Distribution/Service—Class B (See Note 3)	185,337
Distribution/Service—Class C (See Note 3)	1,302,443
Distribution/Service—Class R2 (See Note 3)	5,161
Distribution/Service—Class R3 (See Note 3)	370
Transfer agent (See Note 3)	1,119,434
Shareholder communication	95,383
Professional fees	80,893
Registration	74,272
Custodian	41,495
Interest expense	32,005
Trustees	20,165
Shareholder service (See Note 3)	2,138
Miscellaneous	40,498

Total expenses before waiver/reimbursement	9,338,162
Expense waiver/reimbursement from Manager (See Note 3)	(17,186)

Net expenses	9,320,976

Net investment income (loss)	22,947,517

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	19,732,286
Futures transactions	20,334,668
Foreign currency forward transactions	(10,760,929)
Foreign currency transactions	497,554

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	29,803,579

Net change in unrealized appreciation (depreciation) on:
Investments	(69,628,843)
Futures contracts	(20,942,320)
Foreign currency forward contracts	6,484,064
Translation of other assets and liabilities in foreign currencies	(131,211)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(84,218,310)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(54,414,731)

Net increase (decrease) in net assets resulting from operations	$(31,467,214)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,009,703.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,947,517	$41,523,171
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	29,803,579	73,361,541
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(84,218,310)	79,907,630

Net increase (decrease) in net assets resulting from operations	(31,467,214)	194,792,342

Dividends and distributions to shareholders:
From net investment income:
Class A	(8,511,854)	(16,659,348)
Investor Class	(1,148,907)	(4,037,985)
Class B	(328,352)	(791,063)
Class C	(2,319,160)	(4,923,638)
Class I	(10,793,784)	(20,353,145)
Class R2	(53,227)	(86,627)
Class R3	(1,597)	(3,011)
Class R6	(130)	—

	(23,157,011)	(46,854,817)

From net realized gain on investments:
Class A	(15,915,967)	—
Investor Class	(2,210,653)	—
Class B	(923,440)	—
Class C	(6,445,692)	—
Class I	(18,695,164)	—
Class R2	(108,050)	—
Class R3	(4,953)	—

	(44,303,919)	—

Total dividends and distributions to shareholders	(67,460,930)	(46,854,817)

Capital share transactions:
Net proceeds from sale of shares	174,850,668	458,777,858
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	60,511,143	41,265,270
Cost of shares redeemed	(250,204,092)	(392,215,949)

Increase (decrease) in net assets derived from capital share transactions	(14,842,281)	107,827,179

Net increase (decrease) in net assets	(113,770,425)	255,764,704

	2018	2017
Net Assets
Beginning of period	1,823,063,672	1,567,298,968

End of period	$1,709,293,247	$1,823,063,672

Undistributed net investment income at end of period	$4,057,045	$4,266,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$19.97		$18.30	$18.79	$20.51	$19.83	$17.46

Net investment income (loss) (a)	0.25		0.48	0.58	0.68	0.82	0.69
Net realized and unrealized gain (loss) on investments	(0.54)		1.83	(0.17)	(0.98)	0.96	2.43
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	(0.33)		2.22	0.71	(0.15)	1.92	3.06

Less dividends and distributions:
From net investment income	(0.26)		(0.55)	(0.61)	(0.70)	(0.72)	(0.69)
From net realized gain on investments	(0.49)		—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.75)		(0.55)	(1.20)	(1.57)	(1.24)	(0.69)

Net asset value at end of period	$18.89		$19.97	$18.30	$18.79	$20.51	$19.83

Total investment return (b)	(1.76%)		12.30%	4.08%	(0.81%)	10.08%	17.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.63	% ††	2.52%	3.21%	3.49%	4.06%	3.71%
Net expenses	1.00	% ††	1.01%	1.02%	1.02%	1.01%	1.04%
Portfolio turnover rate	15%		29%	27%	30%	15%	31%
Net assets at end of period (in 000’s)	$617,500		$652,333	$574,390	$581,920	$497,591	$397,101

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$19.99		$18.31	$18.80	$20.52	$19.84	$17.46

Net investment income (loss) (a)	0.24		0.47	0.56	0.65	0.78	0.64
Net realized and unrealized gain (loss) on investments	(0.53)		1.82	(0.16)	(0.99)	0.95	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.09)	0.28	0.15	0.14	(0.06)

Total from investment operations	(0.33)		2.20	0.68	(0.19)	1.87	3.02

Less dividends and distributions:
From net investment income	(0.26)		(0.52)	(0.58)	(0.66)	(0.67)	(0.64)
From net realized gain on investments	(0.49)		—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.75)		(0.52)	(1.17)	(1.53)	(1.19)	(0.64)

Net asset value at end of period	$18.91		$19.99	$18.31	$18.80	$20.52	$19.84

Total investment return (b)	(1.82%)		12.19%	3.93%	(0.97%)	9.83%	17.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.51	% ††	2.45%	3.09%	3.34%	3.89%	3.46%
Net expenses	1.13	% ††	1.14%	1.16%	1.18%	1.23%	1.32%
Expenses (before waiver/reimbursement)	1.14	% ††	1.14%	1.16%	1.18%	1.23%	1.32%
Portfolio turnover rate	15%		29%	27%	30%	15%	31%
Net assets at end of period (in 000’s)	$89,266		$94,000	$153,137	$159,798	$165,088	$168,097

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$20.10		$18.40	$18.89	$20.61	$19.93	$17.54

Net investment income (loss) (a)	0.17		0.32	0.42	0.51	0.63	0.51
Net realized and unrealized gain (loss) on investments	(0.55)		1.83	(0.17)	(0.99)	0.96	2.44
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.09)	0.30	0.15	0.14	(0.06)

Total from investment operations	(0.42)		2.06	0.55	(0.33)	1.73	2.89

Less dividends and distributions:
From net investment income	(0.17)		(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	(0.49)		—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.66)		(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of period	$19.02		$20.10	$18.40	$18.89	$20.61	$19.93

Total investment return (b)	(2.17%)		11.27%	3.20%	(1.70%)	8.99%	16.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76	% ††	1.67%	2.34%	2.60%	3.14%	2.73%
Net expenses	1.88	% ††	1.89%	1.91%	1.93%	1.98%	2.07%
Expenses (before waiver/reimbursement)	1.89	% ††	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	15%		29%	27%	30%	15%	31%
Net assets at end of period (in 000’s)	$34,778		$39,475	$42,253	$44,441	$49,283	$51,138

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$20.07		$18.37	$18.86	$20.58	$19.90	$17.52

Net investment income (loss) (a)	0.17		0.32	0.42	0.50	0.60	0.49
Net realized and unrealized gain (loss) on investments	(0.55)		1.83	(0.17)	(0.98)	0.98	2.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.09)	0.30	0.15	0.15	(0.06)

Total from investment operations	(0.42)		2.06	0.55	(0.33)	1.73	2.88

Less dividends and distributions:
From net investment income	(0.17)		(0.36)	(0.45)	(0.52)	(0.53)	(0.50)
From net realized gain on investments	(0.49)		—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.66)		(0.36)	(1.04)	(1.39)	(1.05)	(0.50)

Net asset value at end of period	$18.99		$20.07	$18.37	$18.86	$20.58	$19.90

Total investment return (b)	(2.17%)		11.35%	3.15%	(1.70%)	9.01%	16.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76	% ††	1.65%	2.32%	2.58%	3.00%	2.61%
Net expenses	1.88	% ††	1.89%	1.91%	1.93%	1.98%	2.07%
Expenses (before waiver/reimbursement)	1.89	% ††	1.89%	1.91%	1.93%	1.98%	2.07%
Portfolio turnover rate	15%		29%	27%	30%	15%	31%
Net assets at end of period (in 000’s)	$250,405		$266,592	$254,312	$235,811	$131,023	$55,889

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$20.15		$18.46	$18.95	$20.66	$19.97	$17.57

Net investment income (loss) (a)	0.28		0.54	0.63	0.73	0.87	0.74
Net realized and unrealized gain (loss) on investments	(0.55)		1.84	(0.16)	(0.98)	0.96	2.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.09)	0.28	0.15	0.15	(0.06)

Total from investment operations	(0.31)		2.29	0.75	(0.10)	1.98	3.14

Less dividends and distributions:
From net investment income	(0.28)		(0.60)	(0.65)	(0.74)	(0.77)	(0.74)
From net realized gain on investments	(0.49)		—	(0.59)	(0.87)	(0.52)	—

Total dividends and distributions	(0.77)		(0.60)	(1.24)	(1.61)	(1.29)	(0.74)

Net asset value at end of period	$19.07		$20.15	$18.46	$18.95	$20.66	$19.97

Total investment return (b)	(1.62%)		12.60%	4.30%	(0.51%)	10.33%	18.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.88	% ††	2.77%	3.44%	3.75%	4.29%	3.97%
Net expenses	0.75	% ††	0.76%	0.77%	0.77%	0.76%	0.79%
Portfolio turnover rate	15%		29%	27%	30%	15%	31%
Net assets at end of period (in 000’s)	$713,417		$766,054	$542,330	$513,629	$430,408	$286,425

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,		February 27, 2015** through October 31,
Class R2	2018*		2017	2016	2015
Net asset value at beginning of period	$19.96		$18.29	$18.78	$20.08

Net investment income (loss) (a)	0.24		0.46	0.55	0.36
Net realized and unrealized gain (loss) on investments	(0.54)		1.83	(0.19)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.09)	0.33	0.20

Total from investment operations	(0.34)		2.20	0.69	(0.79)

Less dividends and distributions:
From net investment income	(0.25)		(0.53)	(0.59)	(0.51)
From net realized gain on investments	(0.49)		—	(0.59)	—

Total dividends and distributions	(0.74)		(0.53)	(1.18)	(0.51)

Net asset value at end of period	$18.88		$19.96	$18.29	$18.78

Total investment return (b)	(1.81%)		12.20%	3.99%	(3.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53	% ††	2.36%	3.03%	2.90	% ††
Net expenses	1.10	% ††	1.11%	1.12%	1.12	% ††
Portfolio turnover rate	15%		29%	27%	30%
Net assets at end of period (in 000’s)	$3,823		$4,409	$838	$190

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R3	Six months ended April 30, 2018*		Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$19.97		$18.30	$17.10

Net investment income (loss) (a)	0.21		0.42	0.35
Net realized and unrealized gain (loss) on investments	(0.53)		1.82	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)		(0.09)	2.95

Total from investment operations	(0.36)		2.15	1.61

Less dividends and distributions:
From net investment income	(0.22)		(0.48)	(0.41)
From net realized gain on investments	(0.49)		—	—

Total dividends and distributions	(0.71)		(0.48)	(0.41)

Net asset value at end of period	$18.90		$19.97	$18.30

Total investment return (b)	(1.89%)		11.89%	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11	% ††	2.16%	2.81%††
Net expenses	1.35	% ††	1.36%	1.36%††
Portfolio turnover rate	15%		29%	27%
Net assets at end of period (in 000’s)	$80		$201	$39

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R6	February 28, 2018* through April 30, 2018**
Net asset value at beginning of period	$19.19

Net investment income (loss) (a)	0.11
Net realized and unrealized gain (loss) on investments	(0.12)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	(0.02)

Less dividends:
From net investment income	(0.10)

Net asset value at end of period	$19.07

Total investment return (b)	(0.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.41	% ††
Net expenses	0.65	% ††
Expenses (before waiver/reimbursement)	0.65%
Portfolio turnover rate	15%
Net assets at end of period (in 000’s)	$25

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and Notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018. As of April 30, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment

36	MainStay Income Builder Fund

Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

37

Notes to Financial Statements (Unaudited) (continued)

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

38	MainStay Income Builder Fund

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2018, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be

39

Notes to Financial Statements (Unaudited) (continued)

limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2018, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund

40	MainStay Income Builder Fund

faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2018, open foreign currency forward contracts are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $12,774,594 and had received non-cash collateral of $13,696,925. Income earned from securities lending activity is reflected in the Statement of Operations.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or

41

Notes to Financial Statements (Unaudited) (continued)

serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$7,875,167	$744,317	$8,619,484
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	8,584,028	—	—	8,584,028

Total Fair Value		$8,584,028	$7,875,167	$744,317	$17,203,512

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(10,006,996)	$(1,202,311)	$(11,209,307)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,966,396)	—	—	(1,966,396)

Total Fair Value		$(1,966,396)	$(10,006,996)	$(1,202,311)	$(13,175,703)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

42	MainStay Income Builder Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$26,434,934	$(6,100,266)	$20,334,668
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(10,760,929)	—	—	(10,760,929)

Total Realized Gain (Loss)		$(10,760,929)	$26,434,934	$(6,100,266)	$9,573,739

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(22,472,670)	$1,530,350	$(20,942,320)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	6,484,064	—	—	6,484,064

Total Change in Unrealized Appreciation (Depreciation)		$6,484,064	$(22,472,670)	$1,530,350	$(14,458,256)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$340,135,364	$216,272,340	$556,407,704
Futures Contracts Short	$—	$—	$(138,257,641)	$(138,257,641)
Forward Contracts Long (a)	$135,261,342	$—	$—	$135,261,342
Forward Contracts Short	$(240,621,452)	$—	$—	$(240,621,452)

(a)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. Asset allocation decisions for the Fund are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01%

43

Notes to Financial Statements (Unaudited) (continued)

in excess of $100 million. During the six-month period ended April 30, 2018, the effective management fee rate was 0.61%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $5,430,079 and waived its fees and/or reimbursed expenses in the amount of $17,186.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$2,064
Class R3	74

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $91,079 and $19,667, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $4,216, $5, $20,833 and $12,074, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$307,560
Investor Class	104,557
Class B	42,919
Class C	301,621
Class I	360,716
Class R2	1,991
Class R3	70

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

44	MainStay Income Builder Fund

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$103,360,373	14.5%
Class R2	27,521	0.7
Class R3	30,031	37.6
Class R6	24,971	100.0

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative con-

tracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,639,240,579	$89,857,605	$(56,513,818)	$33,343,787

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$46,854,817

Note 5–Restricted Securities

As of April 30, 2018, the Fund held the following restricted security:

Security	Date of Acquisition	Shares	Cost	4/3018 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	12	$1	$7,432	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of U.S. government securities were $3,754 and $1,934, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $249,591 and $256,058, respectively.

45

Notes to Financial Statements (Unaudited) (continued)

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,192,081	$42,944,755
Shares issued to shareholders in reinvestment of dividends and distributions	1,201,808	23,471,863
Shares redeemed	(3,573,791)	(69,602,602)

Net increase (decrease) in shares outstanding before conversion	(179,902)	(3,185,984)
Shares converted into Class A (See Note 1)	314,646	6,230,277
Shares converted from Class A (See Note 1)	(109,907)	(2,049,727)

Net increase (decrease)	24,837	$994,566

Year ended October 31, 2017:
Shares sold	5,445,293	$103,835,754
Shares issued to shareholders in reinvestment of dividends and distributions (a)	806,758	15,419,170
Shares redeemed	(6,516,965)	(124,496,614)

Net increase (decrease) in shares outstanding before conversion	(264,914)	(5,241,690)
Shares converted into Class A (See Note 1)	3,943,157	77,461,468
Shares converted from Class A (See Note 1)	(2,402,635)	(45,034,019)

Net increase (decrease)	1,275,608	$27,185,759

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	207,791	$4,043,335
Shares issued to shareholders in reinvestment of dividends and distributions	171,147	3,345,983
Shares redeemed	(241,927)	(4,716,036)

Net increase (decrease) in shares outstanding before conversion	137,011	2,673,282
Shares converted into Investor Class (See Note 1)	147,285	2,782,602
Shares converted from Investor Class (See Note 1)	(265,896)	(5,276,313)

Net increase (decrease)	18,400	$179,571

Year ended October 31, 2017:
Shares sold	561,270	$10,722,478
Shares issued to shareholders in reinvestment of dividends and distributions	210,412	4,014,072
Shares redeemed	(836,015)	(15,946,984)

Net increase (decrease) in shares outstanding before conversion	(64,333)	(1,210,434)
Shares converted into Investor Class (See Note 1)	256,990	4,920,385
Shares converted from Investor Class (See Note 1)	(3,853,417)	(75,785,243)

Net increase (decrease)	(3,660,760)	$(72,075,292)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	26,198	$515,079
Shares issued to shareholders in reinvestment of dividends and distributions	56,217	1,107,018
Shares redeemed	(131,941)	(2,586,640)

Net increase (decrease) in shares outstanding before conversion	(49,526)	(964,543)
Shares converted from Class B (See Note 1)	(85,615)	(1,688,124)

Net increase (decrease)	(135,141)	$(2,652,667)

Year ended October 31, 2017:
Shares sold	178,134	$3,338,656
Shares issued to shareholders in reinvestment of dividends and distributions	36,233	695,672
Shares redeemed	(284,695)	(5,465,607)

Net increase (decrease) in shares outstanding before conversion	(70,328)	(1,431,279)
Shares converted from Class B (See Note 1)	(261,858)	(5,030,161)

Net increase (decrease)	(332,186)	$(6,461,440)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,139,536	$22,450,277
Shares issued to shareholders in reinvestment of dividends and distributions	396,960	7,799,840
Shares redeemed	(1,631,931)	(31,846,480)

Net increase (decrease)	(95,435)	$(1,596,363)

Year ended October 31, 2017:
Shares sold	3,255,990	$62,351,105
Shares issued to shareholders in reinvestment of dividends and distributions	214,045	4,107,924
Shares redeemed	(4,026,686)	(77,004,231)

Net increase (decrease) in shares outstanding before conversion	(556,651)	(10,545,202)
Shares converted from Class C (See Note 1)	(1,336)	(25,920)

Net increase (decrease)	(557,987)	$(10,571,122)

46	MainStay Income Builder Fund

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	5,300,019	$104,644,216
Shares issued to shareholders in reinvestment of dividends and distributions	1,254,187	24,718,716
Shares redeemed	(7,154,105)	(140,686,467)

Net increase (decrease) in shares outstanding before conversion	(599,899)	(11,323,535)
Shares converted into Class I (See Note 1)	64	1,285

Net increase (decrease)	(599,835)	$(11,322,250)

Year ended October 31, 2017:
Shares sold	14,212,267	$274,097,860
Shares issued to shareholders in reinvestment of dividends and distributions	879,241	16,984,704
Shares redeemed	(8,753,443)	(168,302,487)

Net increase (decrease) in shares outstanding before conversion	6,338,065	122,780,077
Shares converted into Class I (See Note 1)	2,303,694	43,510,391

Net increase (decrease)	8,641,759	$166,290,468

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	11,709	$226,916
Shares issued to shareholders in reinvestment of dividends and distributions	3,295	64,338
Shares redeemed	(33,428)	(649,978)

Net increase (decrease)	(18,424)	$(358,724)

Year ended October 31, 2017:
Shares sold	225,540	$4,278,601
Shares issued to shareholders in reinvestment of dividends and distributions	2,226	42,495
Shares redeemed	(51,821)	(995,471)

Net increase (decrease) in shares outstanding before conversion	175,945	3,325,625
Shares converted from Class R2 (See Note 1)	(862)	(16,901)

Net increase (decrease)	175,083	$3,308,724

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	54	$1,090
Shares issued to shareholders in reinvestment of dividends and distributions	166	3,255
Shares redeemed	(6,077)	(115,889)

Net increase (decrease)	(5,857)	$(111,544)

Year ended October 31, 2017:
Shares sold	8,110	$153,404
Shares issued to shareholders in reinvestment of dividends and distributions	64	1,233
Shares redeemed	(241)	(4,555)

Net increase (decrease)	7,933	$150,082

Class R6	Shares	Amount
Period ended April 30, 2018 (a):
Shares sold	1,302.761	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	6.829	130

Net increase (decrease)	1,309.590	$25,130

(a) Inception date was February 28, 2018.

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Epoch and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as a subadvisor to the Fund, and Epoch together with responses from New York Life Investments, Epoch and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments, Epoch and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Epoch and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments, Epoch and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Epoch and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in

48	MainStay Income Builder Fund

prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, Epoch and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Epoch and MacKay Shields and continuous analysis of, and interactions with, Epoch and MacKay Shields with respect to, among other things, Fund investment performance and risk as well as Epoch’s and MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch and MacKay Shields provide to the Fund. The Board evaluated Epoch’s and MacKay Shields’ experience in serving as subadvisors to the Fund and managing other portfolios and Epoch’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay Shields, and Epoch’s and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’, Epoch’s and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch and MacKay Shields. The Board reviewed New York Epoch’s and MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Epoch’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Epoch and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Epoch and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, Epoch and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Epoch and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

50	MainStay Income Builder Fund

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch and MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed an additional management fee breakpoint for the Fund, effective February 28, 2018.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

52	MainStay Income Builder Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

53

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MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738551 MS126-18	MSIB10-06/18 (NYLIM) NL014

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7/1/1995	3.72 9.76%	17.24 24.06%	13.54 14.83%	9.23 9.85%	1.00 1.00%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	3.64 9.67	17.05 23.86	13.48 14.77	9.12 9.74	1.07 1.07
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/1/2005	4.74 9.26	17.95 22.95	13.69 13.92	8.93 8.93	1.82 1.82
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/1/2005	8.36 9.26	21.99 22.99	13.92 13.92	8.91 8.91	1.82 1.82
Class I Shares	No Sales Charge		4/1/2005	9.80	24.30	15.11	10.13	0.75
Class R1 Shares	No Sales Charge		4/1/2005	9.77	24.22	15.02	10.02	0.85
Class R2 Shares	No Sales Charge		4/1/2005	9.68	23.88	14.72	9.74	1.10
Class R3 Shares	No Sales Charge		4/28/2006	9.59	23.61	14.44	9.48	1.35
Class R6 Shares	No Sales Charge		6/17/2013	9.89	24.43	15.13	N/A	0.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	5.68%	18.96%	15.13%	10.81%
S&P 500® Index[5]	3.82	13.27	12.96	9.02
Morningstar Large Growth Category Average[6]	6.13	18.28	13.61	9.29

4.	The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock-
market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,097.60	$5.10	$1,019.90	$4.91	0.98%

Investor Class Shares	$1,000.00	$1,096.70	$5.51	$1,019.50	$5.31	1.06%

Class B Shares	$1,000.00	$1,092.60	$9.39	$1,015.80	$9.05	1.81%

Class C Shares	$1,000.00	$1,092.60	$9.39	$1,015.80	$9.05	1.81%

Class I Shares	$1,000.00	$1,098.00	$3.80	$1,021.20	$3.66	0.73%

Class R1 Shares	$1,000.00	$1,097.70	$4.32	$1,020.70	$4.16	0.83%

Class R2 Shares	$1,000.00	$1,096.80	$5.61	$1,019.40	$5.41	1.08%

Class R3 Shares	$1,000.00	$1,095.90	$6.91	$1,018.20	$6.66	1.33%

Class R6 Shares	$1,000.00	$1,098.90	$3.28	$1,021.70	$3.16	0.63%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

Software	17.1%
IT Services	13.3
Internet Software & Services	12.4
Internet & Direct Marketing Retail	10.1
Health Care Equipment & Supplies	5.5
Aerospace & Defense	5.4
Semiconductors & Semiconductor Equipment	4.6
Health Care Providers & Services	3.5
Life Sciences Tools & Services	3.1
Capital Markets	2.9
Chemicals	2.7
Hotels, Restaurants & Leisure	2.5
Banks	1.7
Equity Real Estate Investment Trusts	1.7

Specialty Retail	1.7%
Textiles, Apparel & Luxury Goods	1.7
Air Freight & Logistics	1.6
Industrial Conglomerates	1.6
Road & Rail	1.5
Pharmaceuticals	1.3
Professional Services	1.2
Machinery	1.1
Automobiles	1.0
Short-Term Investment	0.4
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Amazon.com, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Visa, Inc., Class A

5.	Facebook, Inc., Class A

  6. salesforce.com, Inc.

7.	UnitedHealth Group, Inc.

8.	Mastercard, Inc., Class A

9.	Adobe Systems, Inc.

10.	Alibaba Group Holding, Ltd., Sponsored ADR

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 9.76% for Class A shares, 9.67% for Investor Class shares and 9.26% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, the Fund returned 9.80% for Class I shares, 9.77% for Class R1 shares, 9.68% for Class R2 shares, 9.59% for Class R3 shares and 9.89% for Class R6 shares. For the six months ended April 30, 2018, all share classes outperformed the 5.68% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark; the 3.82% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark; and the 6.13% return of the Morningstar Large Growth Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Growth Index was very strong and marked a continuation of robust alpha3 generation in the Fund since year-end 2016, which brought the end of global quantitative easing. The Fund’s returns remained highly consistent with our modeling. With interest rates rising modestly on a global basis, previous headwinds to active growth management have become meaningful tailwinds for fundamental stock pickers. We continue to model technology-driven disruption in nearly every industry. Cloud computing, data mining, e-commerce and mobile connectivity are influencing the earnings growth and long-term values of many businesses. This differentiation in potential outcomes for stock prices provides a market that we see as ripe for active management. Based on our research, we believe that this environment is poised to continue for several years.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

With the exception of the very small energy sector, each sector in the Fund contributed positively to performance relative to the Russell 1000® Growth Index during the reporting period. (Contributions take weightings and total returns into account.) During the reporting period, stock selection was a particularly strong contributor to relative performance in the information technology and health care sectors, even though these sectors lagged the overall return of the benchmark.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributions to the Fund’s absolute performance came from Splunk, Amazon.com, and Salesforce.com. Software companies Splunk and Salesforce.com both have compelling and differentiated product offerings and benefited from the strongest spending environment for technology in nearly 15 years. Amazon.com is growing at one of the fastest rates in the large-cap growth universe (both retail gross merchandise value and cloud revenues) and, in our opinion, is facing the least amount of long-term disruption risk. We believe that Amazon.com’s investments in Whole Foods, Prime Video, Alexa/Echo, India, fulfillment center build outs, and new Amazon Web Service regions could drive the company’s future growth.

Among the Fund’s worst-performing stocks on an absolute basis during the reporting period were Expedia, Alibaba and Charter Communications. While we remain confident in Expedia and Alibaba, the Fund’s position in Charter Communications has been sold. Online travel provider Expedia lost its chief executive officer, Dara Khosrowshahi, to Uber, which unsettled investors during the reporting period. We continue to model strong returns for Expedia given its attractive valuation, and we have confidence that Expedia’s other long-time management professionals will deliver on the company’s growth targets going forward. The stock of Alibaba, which is one of the largest e-commerce companies in China, performed poorly, in part because of U.S.-China trade-war headlines. Charter Communications’ net broadband additions slowed, and investors worried about ongoing integration issues with the company’s recently acquired Time Warner Cable properties.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund’s largest new purchases during the reporting period were GoDaddy, Boeing and Cognizant. GoDaddy is the world’s largest cloud platform dedicated to enabling small- and medium-sized businesses to establish a web presence and social media footprint and to enhance related operational infrastructure capabilities. Our research indicated that the company’s new product offerings in the company’s GoCentral feature set could lead to significant future sales to existing customers (higher “attach rates”) and to success in landing new users. Boeing continues to execute well and has benefited from a strong aerospace cycle and from production efficiencies in its 787 program. Cognizant is a leading provider of consulting

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Large Growth Category Average.
3.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

business-process outsourcing services, with key businesses in financial services, health care, manufacturing, and retail and logistics. We believe that the company’s margins are poised to expand.

The Fund’s most significant sales during the reporting period included Apple, Boston Scientific and Broadcom. Apple was sold because our research pointed to below-consensus demand for the new iPhones. The company’s balance sheet remained the best in the world, but anemic growth prospects made Apple less attractive than other technology investments. Boston Scientific experienced manufacturing issues and lowered expectations for its transcatheter heart valve. The Trump administration rejected Broadcom’s proposed acquisition of Qualcomm, and we modeled incremental weakness for Broadcom’s smartphone end markets, which reduced our confidence in the company’s future growth potential.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s performance remained consistent with our expectations, and we continued to have lower-than-average turnover. As a result, sector weightings saw little change over the reporting period. We modestly reduced the Fund’s weighting relative to the Russell 1000® Growth Index in the health care sector through reductions in exposure to pharmaceutical and biopharmaceutical holdings. Several of these companies faced incremental competitive pressures for their pipelines. Over the same period, we modestly increased the Fund’s weighting in the industrials sector, noting strong anticipated global growth and increased expectations for spending in the aerospace & defense sector.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund’s most substantially overweight position relative to the Russell 1000® Growth Index was in the information technology sector. The Fund’s information technology holdings remained well diversified, including rapid growers (digital marketers, semiconductor companies) and more stable growers (electronic payment processors).

As of April 30, 2018, the Fund’s most substantially underweight sector positions relative to the Russell 1000® Growth Index were in interest rate–related sectors: consumer staples, telecommunication services and utilities. Each of these sectors had benefited from low interest rates during the era of quantitative easing. Competition from money market fund yields, which may approach 2% in coming months, is undermining the relative attractiveness of these holdings. The Fund also holds an underweight position relative to the Russell 1000® Growth Index in the energy sector, as our modeling points to range-bound oil and natural gas prices because of incremental supply.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value

Common Stocks 99.2%†
Aerospace & Defense 5.4%
Boeing Co.	469,750	$156,689,810
General Dynamics Corp.	632,550	127,338,641
Northrop Grumman Corp.	488,400	157,284,336
Raytheon Co.	995,600	204,038,264

		645,351,051

Air Freight & Logistics 1.6%
FedEx Corp.	779,350	192,655,320

Automobiles 1.0%
Ferrari N.V.	950,200	116,570,536

Banks 1.7%
JPMorgan Chase & Co.	1,878,100	204,299,718

Capital Markets 2.9%
Intercontinental Exchange, Inc.	2,503,600	181,410,856
Moody’s Corp.	1,066,550	172,994,410

		354,405,266

Chemicals 2.7%
Ecolab, Inc.	1,083,650	156,880,011
Sherwin-Williams Co.	455,275	167,386,406

		324,266,417

Equity Real Estate Investment Trusts 1.7%
American Tower Corp.	1,500,050	204,546,818

Health Care Equipment & Supplies 5.5%
ABIOMED, Inc. (a)	507,100	152,611,745
Baxter International, Inc.	1,713,500	119,088,250
Becton Dickinson & Co.	619,250	143,585,497
Edwards Lifesciences Corp. (a)	1,294,200	164,829,312
Stryker Corp.	479,100	81,169,122

		661,283,926

Health Care Providers & Services 3.5%
♦UnitedHealth Group, Inc.	1,774,950	419,598,180

Hotels, Restaurants & Leisure 2.5%
Hilton Worldwide Holdings, Inc.	2,279,550	179,719,722
Wynn Resorts, Ltd.	672,600	125,231,394

		304,951,116

Industrial Conglomerates 1.6%
Honeywell International, Inc.	1,366,550	197,712,454

	Shares	Value

Internet & Direct Marketing Retail 10.1%
♦Amazon.com, Inc. (a)	479,940	$751,648,432
Booking Holdings, Inc. (a)	65,140	141,874,920
Expedia Group, Inc.	1,243,500	143,176,590
Netflix, Inc. (a)	587,200	183,476,512

		1,220,176,454

Internet Software & Services 12.4%
♦Alibaba Group Holding, Ltd., Sponsored ADR (a)	1,451,950	259,231,153
♦Alphabet, Inc. (a)
Class A	269,010	274,008,206
Class C	294,431	299,533,489
♦Facebook, Inc., Class A (a)	2,795,750	480,869,000
GoDaddy, Inc., Class A (a)	2,770,500	178,863,480

		1,492,505,328

IT Services 13.3%
Automatic Data Processing, Inc.	1,006,200	118,812,096
Cognizant Technology Solutions Corp., Class A	1,900,400	155,490,728
Fidelity National Information Services, Inc.	1,254,450	119,135,117
Fiserv, Inc. (a)	2,322,100	164,544,006
♦Mastercard, Inc., Class A	1,668,150	297,381,100
PayPal Holdings, Inc. (a)	2,605,050	194,362,780
♦Visa, Inc., Class A	4,334,550	549,967,704

		1,599,693,531

Life Sciences Tools & Services 3.1%
Illumina, Inc. (a)	603,200	145,328,976
Thermo Fisher Scientific, Inc.	1,083,650	227,945,778

		373,274,754

Machinery 1.1%
Fortive Corp.	1,962,300	137,969,313

Pharmaceuticals 1.3%
Zoetis, Inc.	1,921,700	160,423,516

Professional Services 1.2%
CoStar Group, Inc. (a)	410,210	150,407,599

Road & Rail 1.5%
Union Pacific Corp.	1,306,700	174,614,321

Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.	2,178,000	108,181,260
ASML Holding N.V., Registered	1,222,400	230,361,280
NVIDIA Corp.	931,500	209,494,350

		548,036,890

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Software 17.1%
♦Adobe Systems, Inc. (a)	1,315,900	$291,603,440
Electronic Arts, Inc. (a)	1,585,450	187,051,391
Intuit, Inc.	902,150	166,708,298
♦Microsoft Corp.	7,356,000	687,933,120
♦salesforce.com, Inc. (a)	3,779,450	457,275,655
ServiceNow, Inc. (a)	832,750	138,353,085
Splunk, Inc. (a)	1,275,850	130,966,003

		2,059,890,992

Specialty Retail 1.7%
Home Depot, Inc.	1,089,000	201,247,200

Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc., Class B	3,069,400	209,916,266

Total Common Stocks (Cost $6,665,756,156)		11,953,796,966

	Principal Amount	Value

Short-Term Investment 0.4%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $46,754,934 (Collateralized by a United States Treasury Note with a rate 1.875% and a maturity date 10/31/22, with a Principal Amount of $49,565,000 and a Market Value of $47,690,848)	$46,753,973	$46,753,973

Total Short-Term Investment (Cost $46,753,973)		46,753,973

Total Investments (Cost $6,712,510,129)	99.6%	12,000,550,939
Other Assets, Less Liabilities	0.4	44,150,982
Net Assets	100.0%	$12,044,701,921

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$11,953,796,966	$—	$—	$11,953,796,966
Short-Term Investment
Repurchase Agreement	—	46,753,973	—	46,753,973

Total Investments in Securities	$11,953,796,966	$46,753,973	$—	$12,000,550,939

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $6,712,510,129)	$12,000,550,939
Receivables:
Investment securities sold	77,450,605
Fund shares sold	14,625,382
Dividends and interest	4,613,151
Other assets	205,504

Total assets	12,097,445,581

Liabilities
Payables:
Investment securities purchased	30,387,324
Fund shares redeemed	14,319,866
Manager (See Note 3)	6,256,726
Transfer agent (See Note 3)	866,766
NYLIFE Distributors (See Note 3)	468,829
Shareholder communication	209,236
Professional fees	127,451
Trustees	17,020

Custodian	14,161

Accrued expenses	76,281

Total liabilities	52,743,660

Net assets	$12,044,701,921

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$11,731,896
Additional paid-in capital	5,745,182,356

5,756,914,252
Undistributed net investment income	865,566
Accumulated net realized gain (loss) on investments	998,881,293
Net unrealized appreciation (depreciation) on investments	5,288,040,810

Net assets	$12,044,701,921

Class A
Net assets applicable to outstanding shares	$822,208,432

Shares of beneficial interest outstanding	84,626,177

Net asset value per share outstanding	$9.72
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.29

Investor Class
Net assets applicable to outstanding shares	$107,302,102

Shares of beneficial interest outstanding	11,192,283

Net asset value per share outstanding	$9.59
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.15

Class B
Net assets applicable to outstanding shares	$29,169,763

Shares of beneficial interest outstanding	3,598,623

Net asset value and offering price per share outstanding	$8.11

Class C
Net assets applicable to outstanding shares	$209,749,358

Shares of beneficial interest outstanding	25,926,218

Net asset value and offering price per share outstanding	$8.09

Class I
Net assets applicable to outstanding shares	$6,606,062,610

Shares of beneficial interest outstanding	633,275,248

Net asset value and offering price per share outstanding	$10.43

Class R1
Net assets applicable to outstanding shares	$1,565,402,787

Shares of beneficial interest outstanding	153,800,051

Net asset value and offering price per share outstanding	$10.18

Class R2
Net assets applicable to outstanding shares	$264,044,583

Shares of beneficial interest outstanding	27,280,465

Net asset value and offering price per share outstanding	$9.68

Class R3
Net assets applicable to outstanding shares	$64,127,618

Shares of beneficial interest outstanding	6,966,024

Net asset value and offering price per share outstanding	$9.21

Class R6
Net assets applicable to outstanding shares	$2,376,634,668

Shares of beneficial interest outstanding	226,524,474

Net asset value and offering price per share outstanding	$10.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends	$47,908,110
Interest	191,993
Other income	38,590

Total income	48,138,693

Expenses
Manager (See Note 3)	37,598,059
Transfer agent (See Note 3)	4,797,730
Distribution/Service—Class A (See Note 3)	1,070,957
Distribution/Service—Investor Class (See Note 3)	136,364
Distribution/Service—Class B (See Note 3)	153,908
Distribution/Service—Class C (See Note 3)	1,095,608
Distribution/Service—Class R2 (See Note 3)	363,473
Distribution/Service—Class R3 (See Note 3)	173,825
Shareholder service (See Note 3)	969,165
Professional fees	309,695
Shareholder communication	258,819
Trustees	133,314
Registration	104,158
Custodian	64,630
Miscellaneous	208,872

Total expenses before waiver/reimbursement	47,438,577
Expense waiver/reimbursement from Manager (See Note 3)	(166,763)

Net expenses	47,271,814

Net investment income (loss)	866,879

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,024,616,244
Net change in unrealized appreciation (depreciation) on investments	114,731,680

Net realized and unrealized gain (loss) on investments	1,139,347,924

Net increase (decrease) in net assets resulting from operations	$1,140,214,803

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$866,879	$7,219,818
Net realized gain (loss) on investments	1,024,616,244	2,125,171,899
Net change in unrealized appreciation (depreciation) on investments	114,731,680	1,093,100,385

Net increase (decrease) in net assets resulting from operations	1,140,214,803	3,225,492,102

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,018)	—
Class I	(3,830,314)	—
Class R6	(3,613,022)	—

	(7,444,354)	—

From net realized gain on investments:
Class A	(129,537,096)	(97,685,398)
Investor Class	(16,388,257)	(19,306,165)
Class B	(5,472,550)	(4,699,003)
Class C	(38,578,584)	(37,641,042)
Class I	(944,402,537)	(952,688,820)
Class R1	(224,360,524)	(180,061,866)
Class R2	(45,003,587)	(43,793,657)
Class R3	(12,069,586)	(10,344,534)
Class R6	(290,621,460)	(180,099,811)

	(1,706,434,181)	(1,526,320,296)

Total dividends and distributions to shareholders	(1,713,878,535)	(1,526,320,296)

Capital share transactions:
Net proceeds from sale of shares	1,320,414,283	2,399,225,432
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,568,091,452	1,231,556,918
Cost of shares redeemed	(2,452,851,185)	(7,343,872,524)

Increase (decrease) in net assets derived from capital share transactions	435,654,550	(3,713,090,174)

Net increase (decrease) in net assets	(138,009,182)	(2,013,918,368)

Net Assets
Beginning of period	12,182,711,103	14,196,629,471

End of period	$12,044,701,921	$12,182,711,103

Undistributed net investment income at end of period	$865,566	$7,443,041

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.41		$9.17	$10.68	$10.91	$9.98	$7.55

Net investment income (loss) (a)	(0.01)		(0.01)	(0.01)	(0.02)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	0.88		2.31	(0.23)	0.85	1.45	2.42

Total from investment operations	0.87		2.30	(0.24)	0.83	1.43	2.43

Less distributions:
From net investment income	(0.00	)‡	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	—

Total distributions	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of period	$9.72		$10.41	$9.17	$10.68	$10.91	$9.98

Total investment return (b)	9.76%		28.54%	(2.44%)	8.10%	14.95%	32.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18	%)††	(0.15%)	(0.13%)	(0.23%)	(0.22%)	0.17%
Net expenses	0.98	% ††	1.00%	0.99%	0.99%	0.99%	1.02%
Expenses (before waiver/reimbursement)	0.98	% ††	1.00%	1.00%	0.99%	0.99%	1.02%
Portfolio turnover rate	21%		61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$822,208		$960,123	$882,021	$1,202,852	$1,304,641	$1,615,768

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.30		$9.09	$10.61	$10.84	$9.93	$7.52

Net investment income (loss) (a)	(0.01)		(0.02)	(0.02)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	0.86		2.29	(0.23)	0.86	1.44	2.40

Total from investment operations	0.85		2.27	(0.25)	0.83	1.41	2.41

Less dividends and distributions:
From net investment income	—		—	—	—	—	(0.00)‡
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of period	$9.59		$10.30	$9.09	$10.61	$10.84	$9.93

Total investment return (b)	9.67%		28.45%	(2.57%)	8.16%	14.82%	32.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27	%)††	(0.19%)	(0.19%)	(0.28%)	(0.28%)	0.09%
Net expenses	1.06	% ††	1.07%	1.05%	1.04%	1.04%	1.08%
Expenses (before waiver/reimbursement)	1.07	% ††	1.07%	1.06%	1.04%	1.04%	1.08%
Portfolio turnover rate	21%		61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$107,302		$108,078	$167,631	$180,154	$199,826	$211,111

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.98		$8.11	$9.67	$10.04	$9.29	$7.09

Net investment income (loss) (a)	(0.04)		(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	0.73		2.01	(0.21)	0.79	1.35	2.25

Total from investment operations	0.69		1.93	(0.29)	0.69	1.25	2.20

Less distributions:
From net investment income	—		—	—	—	—	(0.00)‡
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	—

Total distributions	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of period	$8.11		$8.98	$8.11	$9.67	$10.04	$9.29

Total investment return (b)	9.26%		27.61%	(3.32%)	7.34%	14.08%	30.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.02	%)††	(0.96%)	(0.94%)	(1.03%)	(1.02%)	(0.65%)
Net expenses	1.81	% ††	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82	% ††	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	21%		61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$29,170		$31,793	$36,549	$47,779	$52,737	$59,671

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.96		$8.10	$9.66	$10.03	$9.29	$7.09

Net investment income (loss) (a)	(0.04)		(0.08)	(0.08)	(0.10)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	0.73		2.00	(0.21)	0.79	1.34	2.25

Total from investment operations	0.69		1.92	(0.29)	0.69	1.24	2.20

Less distributions:
From net investment income	—		—	—	—	—	(0.00)‡
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	—

Total distributions	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of period	$8.09		$8.96	$8.10	$9.66	$10.03	$9.29

Total investment return (b)	9.26%		27.51%	(3.31%)	7.35%	13.96%	31.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.02	%)††	(0.96%)	(0.94%)	(1.04%)	(1.02%)	(0.66%)
Net expenses	1.81	% ††	1.82%	1.80%	1.79%	1.79%	1.83%
Expenses (before waiver/reimbursement)	1.82	% ††	1.82%	1.81%	1.79%	1.79%	1.83%
Portfolio turnover rate	21%		61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$209,749		$229,283	$306,409	$408,078	$402,714	$403,968

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.06	$9.65	$11.15	$11.32	$10.31	$7.80

Net investment income (loss) (a)	0.00 ‡	0.01	0.01	0.00 ‡	0.00 ‡	0.03
Net realized and unrealized gain (loss) on investments	0.94	2.46	(0.24)	0.89	1.51	2.50

Total from investment operations	0.94	2.47	(0.23)	0.89	1.51	2.53

Less dividends and distributions:
From net investment income	(0.01)	—	—	—	—	(0.02)
From net realized gain on investments	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.57)	(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of period	$10.43	$11.06	$9.65	$11.15	$11.32	$10.31

Total investment return (b)	9.80%	28.92%	(2.23%)	8.36%	15.26%	32.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%††	0.12%	0.12%	0.02%	0.02%	0.38%
Net expenses	0.73%††	0.75%	0.74%	0.74%	0.74%	0.77%
Expenses (before waiver/reimbursement)	0.73%††	0.75%	0.75%	0.74%	0.74%	0.77%
Portfolio turnover rate	21%	61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$6,606,063	$6,752,754	$8,994,997	$12,150,253	$14,361,006	$13,254,459

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R1	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.83		$9.48	$10.99	$11.17	$10.19	$7.72

Net investment income (loss) (a)	(0.00	)‡	0.00 ‡	0.00 ‡	(0.01)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	0.91		2.41	(0.24)	0.89	1.49	2.47

Total from investment operations	0.91		2.41	(0.24)	0.88	1.48	2.49

Less distributions:
From net investment income	—		—	—	—	—	(0.02)
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	—

Total distributions	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	(0.02)

Net asset value at end of period	$10.18		$10.83	$9.48	$10.99	$11.17	$10.19

Total investment return (b)	9.77%		28.79%	(2.37%)	8.39%	15.14%	32.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03	%)††	0.01%	0.02%	(0.08%)	(0.08%)	0.28%
Net expenses	0.83	% ††	0.85%	0.84%	0.84%	0.84%	0.87%
Expenses (before waiver/reimbursement)	0.83	% ††	0.85%	0.85%	0.84%	0.84%	0.87%
Portfolio turnover rate	21%		61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$1,565,403		$1,596,638	$1,636,560	$1,952,248	$2,225,940	$2,287,242

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.38		$9.15	$10.68	$10.92	$9.99	$7.57

Net investment income (loss) (a)	(0.01)		(0.02)	(0.02)	(0.03)	(0.03)	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.87		2.31	(0.24)	0.85	1.46	2.42

Total from investment operations	0.86		2.29	(0.26)	0.82	1.43	2.42

Less dividends and distributions:
From net investment income	—		—	—	—	—	(0.00)‡
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	—

Total distributions	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of period	$9.68		$10.38	$9.15	$10.68	$10.92	$9.99

Total investment return (b)	9.68%		28.49%	(2.66%)	8.00%	14.93%	31.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28	%)††	(0.24%)	(0.23%)	(0.32%)	(0.33%)	0.03%
Net expenses	1.08	% ††	1.10%	1.09%	1.09%	1.09%	1.12%
Expenses (before waiver/reimbursement)	1.08	% ††	1.10%	1.10%	1.09%	1.09%	1.12%
Portfolio turnover rate	21%		61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$264,045		$303,192	$391,535	$674,630	$984,295	$1,014,655

*	Unaudited.
††	Annualized.
‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R3	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.96		$8.85	$10.39	$10.67	$9.80	$7.45

Net investment income (loss) (a)	(0.02)		(0.04)	(0.04)	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	0.83		2.21	(0.23)	0.84	1.43	2.37

Total from investment operations	0.81		2.17	(0.27)	0.78	1.37	2.35

Less dividends and distributions:
From net investment income	—		—	—	—	—	(0.00)‡
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)	(0.00)‡

Net asset value at end of period	$9.21		$9.96	$8.85	$10.39	$10.67	$9.80

Total investment return (b)	9.59%		28.05%	(2.83%)	7.79%	14.59%	31.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.52	%)††	(0.49%)	(0.48%)	(0.57%)	(0.57%)	(0.20%)
Net expenses	1.33	% ††	1.35%	1.34%	1.34%	1.34%	1.37%
Expenses (before reimbursement/waiver)	1.33	% ††	1.35%	1.35%	1.34%	1.34%	1.37%
Portfolio turnover rate	21%		61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$64,128		$78,634	$87,060	$114,118	$158,222	$219,158

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.12	$9.69	$11.18	$11.33	$10.31	$9.02

Net investment income (loss) (a)	0.01	0.02	0.02	0.01	0.01	0.00‡
Net realized and unrealized gain (loss) on investments	0.94	2.47	(0.24)	0.90	1.51	1.29

Total from investment operations	0.95	2.49	(0.22)	0.91	1.52	1.29

Less dividends and distributions:
From net investment income	(0.02)	—	—	—	—	—
From net realized gain on investments	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)	—

Total dividends and distributions	(1.58)	(1.06)	(1.27)	(1.06)	(0.50)	0.00

Net asset value at end of period	$10.49	$11.12	$9.69	$11.18	$11.33	$10.31

Total investment return (b)	9.89%	29.02%	(2.12%)	8.55%	15.36%	14.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16%††	0.21%	0.23%	0.11%	0.10%	0.04	%††
Net expenses	0.63%††	0.63%	0.62%	0.62%	0.62%	0.62	%††
Expenses (before waiver/reimbursement)	0.64%††	0.63%	0.63%	0.62%	0.62%	0.62	%††
Portfolio turnover rate	21%	61%	84%	66%	67%	74%
Net assets at end of period (in 000’s)	$2,376,635	$2,122,217	$1,693,868	$1,311,034	$738,186	$147,625

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to

21

Notes to Financial Statements (Unaudited) (continued)

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally

22	MainStay Large Cap Growth Fund

taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set

23

Notes to Financial Statements (Unaudited) (continued)

forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor’’), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2018, the effective management fee rate was 0.62%, exclusive of any applicable waivers/reimbursements.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $37,598,059 and waived its fees and/or reimbursed expenses in the amount of $166,763.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

24	MainStay Large Cap Growth Fund

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$789,011
Class R2	145,389
Class R3	34,765

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $66,639 and $29,491, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,428, $3, $15,976 and $3,886, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$398,974
Investor Class	101,591
Class B	28,660
Class C	204,049
Class I	3,162,002
Class R1	734,696
Class R2	135,372
Class R3	32,386

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$6,738,235,502	$5,320,072,704	$(57,757,267)	$5,262,315,437

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Long-Term Capital Gain	$1,526,320,296

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

25

Notes to Financial Statements (Unaudited) (continued)

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $2,505,336 and $3,787,439, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	8,384,999	$79,958,063
Shares issued to shareholders in reinvestment of dividends and distributions	12,586,885	111,645,664
Shares redeemed	(24,274,478)	(238,401,737)

Net increase (decrease) in shares outstanding before conversion	(3,302,594)	(46,798,010)
Shares converted into Class A (See Note 1)	1,597,903	15,359,215
Shares converted from Class A (See Note 1)	(5,893,568)	(57,419,703)

Net increase (decrease)	(7,598,259)	$(88,858,498)

Year ended October 31, 2017:
Shares sold	15,446,601	$140,733,350
Shares issued to shareholders in reinvestment of dividends and distributions	10,359,228	83,081,012
Shares redeemed	(36,765,480)	(333,076,055)

Net increase (decrease) in shares outstanding before conversion	(10,959,651)	(109,261,693)
Shares converted into Class A (See Note 1)	7,863,468	78,150,962
Shares converted from Class A (See Note 1)	(882,285)	(7,803,931)

Net increase (decrease)	(3,978,468)	$(38,914,662)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	980,514	$9,445,273
Shares issued to shareholders in reinvestment of dividends and distributions	1,870,749	16,369,056
Shares redeemed	(892,405)	(8,454,820)

Net increase (decrease) in shares outstanding before conversion	1,958,858	17,359,509
Shares converted into Investor Class (See Note 1)	203,593	1,934,245
Shares converted from Investor Class (See Note 1)	(1,465,511)	(13,898,288)

Net increase (decrease)	696,940	$5,395,466

Year ended October 31, 2017:
Shares sold	1,884,557	$17,119,999
Shares issued to shareholders in reinvestment of dividends and distributions	2,417,746	19,196,902
Shares redeemed	(5,070,285)	(45,794,027)

Net increase (decrease) in shares outstanding before conversion	(767,982)	(9,477,126)
Shares converted into Investor Class (See Note 1)	612,058	5,503,551
Shares converted from Investor Class (See Note 1)	(7,793,359)	(76,793,949)

Net increase (decrease)	(7,949,283)	$(80,767,524)

26	MainStay Large Cap Growth Fund

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	129,283	$1,033,669
Shares issued to shareholders in reinvestment of dividends and distributions	692,472	5,138,144
Shares redeemed	(461,266)	(3,729,062)

Net increase (decrease) in shares outstanding before conversion	360,489	2,442,751
Shares converted from Class B (See Note 1)	(303,732)	(2,418,554)

Net increase (decrease)	56,757	$24,197

Year ended October 31, 2017:
Shares sold	371,089	$2,812,224
Shares issued to shareholders in reinvestment of dividends and distributions	610,879	4,251,717
Shares redeemed	(1,218,915)	(9,643,234)

Net increase (decrease) in shares outstanding before conversion	(236,947)	(2,579,293)
Shares converted from Class B (See Note 1)	(727,212)	(5,746,670)

Net increase (decrease)	(964,159)	$(8,325,963)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,581,962	$19,668,372
Shares issued to shareholders in reinvestment of dividends and distributions	3,165,875	23,459,136
Shares redeemed	(5,407,809)	(43,818,914)

Net increase (decrease)	340,028	$(691,406)

Year ended October 31, 2017:
Shares sold	4,144,043	$30,206,204
Shares issued to shareholders in reinvestment of dividends and distributions	2,605,366	18,107,292
Shares redeemed	(18,993,151)	(148,598,246)

Net increase (decrease)	(12,243,742)	$(100,284,750)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	65,188,655	$673,831,958
Shares issued to shareholders in reinvestment of dividends and distributions	90,493,251	860,590,813
Shares redeemed	(129,770,423)	(1,344,806,438)

Net increase (decrease) in shares outstanding before conversion	25,911,483	189,616,333
Shares converted into Class I (See Note 1)	5,398,550	56,475,835
Shares converted from Class I (See Note 1)	(8,691,745)	(91,176,410)

Net increase (decrease)	22,618,288	$154,915,758

Year ended October 31, 2017:
Shares sold	144,324,904	$1,375,970,528
Shares issued to shareholders in reinvestment of dividends and distributions	83,715,425	711,581,117
Shares redeemed	(548,671,760)	(5,264,114,395)

Net increase (decrease) in shares outstanding before conversion	(320,631,431)	(3,176,562,750)
Shares converted into Class I (See Note 1)	723,030	6,750,849
Shares converted from Class I (See Note 1)	(1,561,675)	(13,815,350)

Net increase (decrease)	(321,470,076)	$(3,183,627,251)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	8,973,972	$91,298,705
Shares issued to shareholders in reinvestment of dividends and distributions	24,175,895	224,352,308
Shares redeemed	(26,822,185)	(269,909,211)

Net increase (decrease) in shares outstanding before conversion	6,327,682	45,741,802
Shares converted from Class R1 (See Note 1)	(3,154)	(32,750)

Net increase (decrease)	6,324,528	$45,709,052

Year ended October 31, 2017:
Shares sold	16,132,262	$153,665,919
Shares issued to shareholders in reinvestment of dividends and distributions	21,611,091	180,020,387
Shares redeemed	(62,925,774)	(603,693,599)

Net increase (decrease)	(25,182,421)	$(270,007,293)

27

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,356,694	$40,536,111
Shares issued to shareholders in reinvestment of dividends and distributions	3,351,675	29,628,809
Shares redeemed	(9,632,968)	(92,299,134)

Net increase (decrease)	(1,924,599)	$(22,134,214)

Year ended October 31, 2017:
Shares sold	7,846,870	$69,445,168
Shares issued to shareholders in reinvestment of dividends and distributions	3,348,441	26,787,527
Shares redeemed	(24,664,053)	(220,343,413)

Net increase (decrease) in shares outstanding before conversion	(13,468,742)	(124,110,718)
Shares converted from Class R2 (See Note 1)	(97,467)	(792,409)

Net increase (decrease)	(13,566,209)	$(124,903,127)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	699,295	$6,329,716
Shares issued to shareholders in reinvestment of dividends and distributions	1,273,708	10,711,886
Shares redeemed	(2,900,509)	(26,033,146)

Net increase (decrease)	(927,506)	$(8,991,544)

Year ended October 31, 2017:
Shares sold	1,561,683	$13,649,413
Shares issued to shareholders in reinvestment of dividends and distributions	1,215,950	9,362,814
Shares redeemed	(4,725,243)	(40,638,685)

Net increase (decrease)	(1,947,610)	$(17,626,458)

Class R6	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	38,241,643	$398,312,416
Shares issued to shareholders in reinvestment of dividends and distributions	29,936,782	286,195,636
Shares redeemed	(41,104,426)	(425,398,723)

Net increase (decrease) in shares outstanding before conversion	27,073,999	259,109,329
Shares converted into Class R6 (See Note 1)	8,642,314	91,176,410

Net increase (decrease)	35,716,313	$350,285,739

Year ended October 31, 2017:
Shares sold	61,869,744	$595,622,627
Shares issued to shareholders in reinvestment of dividends and distributions	20,979,877	179,168,150
Shares redeemed	(68,492,947)	(677,970,870)

Net increase (decrease) in shares outstanding before conversion	14,356,674	96,819,907
Shares converted into Class R6 (See Note 1)	1,638,521	14,546,947

Net increase (decrease)	15,995,195	$111,366,854

Note 10–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgment on December 15, 2017.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Winslow Capital (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Winslow Capital together with responses from New York Life Investments and Winslow Capital to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Winslow Capital personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of

New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the investment performance of the Fund New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Winslow Capital. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Winslow Capital. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Winslow Capital and continuous analysis of, and interactions with, Winslow Capital with respect to, among other things, Fund investment performance and risk as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Fund. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and managing other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Winslow Capital’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Winslow Capital. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

30	MainStay Large Cap Growth Fund

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow Capital to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Agreements and the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund. Although the Board did not receive specific profitability information from Winslow Capital, the Board considered that the subadvisory fee paid by New York Life Investments to Winslow Capital for services provided to the Fund was the result of arm’s-length negotiations. Because Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’

cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Winslow Capital concerning other business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Winslow Capital, the Board concluded that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital and are based on fees paid to Winslow Capital by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Winslow Capital are paid by New York Life Investments, not

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life

Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

32	MainStay Large Cap Growth Fund

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay Large Cap Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737112 MS126-18	MSLG10-06/18 (NYLIM) NL031

MainStay MacKay Common Stock Fund (Formerly known as MainStay Common Stock Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	–1.17 4.58%	9.28 15.64%	11.53 12.80%	7.38 7.99%	0.97 0.97%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.28 4.46	8.98 15.32	11.23 12.50	6.95 7.56	1.23 1.23
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	–0.90 4.10	9.50 14.50	11.40 11.66	6.77 6.77	1.98 1.98
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	3.05 4.05	13.45 14.45	11.66 11.66	6.75 6.75	1.98 1.98
Class I Shares	No Sales Charge		12/28/2004	4.71	15.89	13.07	8.26	0.72
Class R3 Shares	No Sales Charge		2/29/2016	4.37	15.19	16.74	N/A	1.32

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	3.82%	13.27%	12.96%	9.02%
Russell 1000® Index[5]	3.83	13.17	12.84	9.10
Morningstar Large Blend Category Average[6]	3.48	11.94	11.42	8.10

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,045.80	$4.82	$1,020.10	$4.76	0.95%

Investor Class Shares	$1,000.00	$1,044.60	$6.08	$1,018.80	$6.01	1.20%

Class B Shares	$1,000.00	$1,041.00	$9.87	$1,015.10	$9.74	1.95%

Class C Shares	$1,000.00	$1,040.50	$9.87	$1,015.10	$9.74	1.95%

Class I Shares	$1,000.00	$1,047.10	$3.55	$1,021.30	$3.51	0.70%

Class R3 Shares	$1,000.00	$1,043.70	$6.59	$1,018.30	$6.51	1.30%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

Oil, Gas & Consumable Fuels	7.9%
Banks	6.5
Technology Hardware, Storage & Peripherals	6.2
Health Care Providers & Services	5.9
Internet Software & Services	5.4
Semiconductors & Semiconductor Equipment	5.0
Software	4.9
IT Services	4.3
Internet & Direct Marketing Retail	4.0
Hotels, Restaurants & Leisure	3.7
Pharmaceuticals	3.7
Aerospace & Defense	3.4
Specialty Retail	3.3
Insurance	3.0
Exchange-Traded Funds	2.8
Food & Staples Retailing	2.4
Multiline Retail	2.2
Capital Markets	2.1
Biotechnology	2.0
Diversified Telecommunication Services	1.7
Beverages	1.5
Chemicals	1.5
Diversified Financial Services	1.4
Textiles, Apparel & Luxury Goods	1.4
Trading Companies & Distributors	1.3
Health Care Equipment & Supplies	1.2

Independent Power & Renewable Electricity Producers	1.2%
Metals & Mining	1.2
Equity Real Estate Investment Trusts	1.1
Household Products	0.9
Food Products	0.8
Personal Products	0.8
Machinery	0.7
Professional Services	0.7
Electronic Equipment, Instruments & Components	0.6
Real Estate Management & Development	0.6
Communications Equipment	0.4
Leisure Products	0.4
Media	0.4
Tobacco	0.4
Construction & Engineering	0.3
Energy Equipment & Services	0.3
Industrial Conglomerates	0.3
Auto Components	0.1
Consumer Finance	0.1
Airlines	0.0	‡
Household Durables	0.0	‡
Short-Term Investment	0.2
Other Assets, Less Liabilities	–0.2

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	SPDR S&P 500 ETF Trust

4.	Amazon.com, Inc.

5.	JPMorgan Chase & Co.
6.	Facebook, Inc., Class A

7.	Exxon Mobil Corp.

8.	Alphabet, Inc.

9.	Johnson & Johnson

10.	Chevron Corp.

8	MainStay MacKay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Common Stock Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Common Stock Fund returned 4.58% for Class A shares, 4.46% for Investor Class shares, 4.10% for Class B shares and 4.05% for Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned 4.71% and Class R3 shares returned 4.37%. For the six months ended April 30, 2018, all share classes outperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark; the 3.83% return of the Russell 1000® Index,1 which is the Fund’s secondary benchmark; and the 3.48% return of the Morningstar Large Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay Common Stock Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the main driver of the Fund’s outperformance relative to the S&P 500® Index during the reporting period, particularly in the energy, industrials and health care sectors. The Fund’s sector allocations also added to the Fund’s relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest contributions to the Fund’s performance relative to the S&P 500® Index were energy, industrials and health care. (Contributions take weightings and total returns into account.) Over the same period, the sectors that made the weakest contributions to the Fund’s relative performance were information technology, financials and telecommunication services.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest contributions to the Fund’s absolute performance were e-commerce company Amazon, software company Microsoft and petroleum refiner Holly Frontier. The stocks that made the weakest contributions to the Fund’s absolute performance were semiconductor manufacturer Applied Materials, consumer products company Procter & Gamble and tobacco holding company Philip Morris International.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund initiated a long position in an oil & gas exploration company ConocoPhillips in November 2017, based on an attractive valuation, and the Fund accumulated more shares as the company’s momentum and sentiment scores improved. The Fund also purchased shares of defense contractor Lockheed Martin throughout the reporting period on the basis of the stock’s strength in price trends and its reasonable valuation. The Fund moved from an underweight position relative to the S&P 500® Index to an overweight position in the stock.

During the reporting period, the Fund reduced its position in machinery and mining equipment manufacturer Caterpillar, as the stock’s return prospect deteriorated in terms of valuation and momentum. The Fund also reduced its position in tobacco company Philip Morris International starting in November 2017. The position became underweight relative to the benchmark in March 2018. Philip Morris International’s return prospect, as measured by most of our metrics, deteriorated while the stock remained median-ranked in terms of valuation.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the most substantial increases in the Fund’s sector weightings relative to the S&P 500® Index were in energy and telecommunication services. Over the same period, the most substantial decreases in the Fund’s sector weights relative to the benchmark were in utilities and energy.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the S&P 500® Index in the consumer discretionary and information technology sectors. As of the same date, the Fund held underweight sector positions in industrials and utilities.

1.	See footnote on page 6 for more information about this index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 97.2%†
Aerospace & Defense 3.4%
Boeing Co.	7,830	$2,611,775
Curtiss-Wright Corp.	2,869	367,347
General Dynamics Corp.	2,517	506,697
Huntington Ingalls Industries, Inc.	4,249	1,033,399
Lockheed Martin Corp.	5,329	1,709,757

		6,228,975

Airlines 0.0%‡
Southwest Airlines Co.	150	7,925

Auto Components 0.1%
Aptiv PLC	1,081	91,431

Banks 6.5%
Bank of America Corp.	82,859	2,479,141
Citigroup, Inc.	36,550	2,495,268
♦JPMorgan Chase & Co.	37,369	4,065,000
Wells Fargo & Co.	53,830	2,797,007

		11,836,416

Beverages 1.5%
Coca-Cola Co.	12,477	539,131
PepsiCo., Inc.	21,958	2,216,441

		2,755,572

Biotechnology 2.0%
AbbVie, Inc.	16,447	1,587,958
Amgen, Inc.	1,251	218,274
Gilead Sciences, Inc.	25,676	1,854,578

		3,660,810

Capital Markets 2.1%
Ameriprise Financial, Inc.	5,671	795,131
CME Group, Inc.	1,730	272,786
Intercontinental Exchange, Inc.	3,034	219,844
Janus Henderson Group PLC	16,892	533,618
State Street Corp.	8,851	883,153
Stifel Financial Corp.	16,265	947,924
T. Rowe Price Group, Inc.	1,791	203,852

		3,856,308

Chemicals 1.5%
CF Industries Holdings, Inc.	32,506	1,261,233
DowDuPont, Inc.	698	44,141
LyondellBasell Industries N.V., Class A	13,655	1,443,743

		2,749,117

Communications Equipment 0.4%
Cisco Systems, Inc.	11,357	503,001
F5 Networks, Inc. (a)	1,488	242,678

		745,679

	Shares	Value
Construction & Engineering 0.3%
Fluor Corp.	10,169	$599,463

Consumer Finance 0.1%
Synchrony Financial	3,654	121,203

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	13,169	2,551,230

Diversified Telecommunication Services 1.7%
AT&T, Inc.	81,487	2,664,625
Verizon Communications, Inc.	8,337	411,431

		3,076,056

Electronic Equipment, Instruments & Components 0.6%
Jabil, Inc.	40,038	1,065,011

Energy Equipment & Services 0.3%
Transocean, Ltd. (a)	44,430	549,599

Equity Real Estate Investment Trusts 1.1%
Host Hotels & Resorts, Inc.	62,364	1,219,840
Public Storage	3,592	724,794

		1,944,634

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	6,832	1,346,997
Sysco Corp.	11,976	748,979
Walmart, Inc.	24,835	2,196,904

		4,292,880

Food Products 0.8%
Archer-Daniels-Midland Co.	30,724	1,394,255

Health Care Equipment & Supplies 1.2%
Abbott Laboratories	13,921	809,228
Baxter International, Inc.	1,496	103,972
Becton Dickinson & Co.	1,446	335,284
Intuitive Surgical, Inc. (a)	882	388,768
Varian Medical Systems, Inc. (a)	5,312	614,014

		2,251,266

Health Care Providers & Services 5.9%
AmerisourceBergen Corp.	7,232	655,075
Anthem, Inc.	528	124,603
Centene Corp. (a)	8,201	890,465
Cigna Corp.	3,840	659,789
Encompass Health Corp.	175	10,643
Express Scripts Holding Co. (a)	20,625	1,561,312
HCA Healthcare, Inc.	14,118	1,351,657

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Humana, Inc.	5,270	$1,550,329
UnitedHealth Group, Inc.	11,396	2,694,014
WellCare Health Plans, Inc. (a)	5,889	1,208,187

		10,706,074

Hotels, Restaurants & Leisure 3.7%
Carnival Corp.	15,606	984,114
Darden Restaurants, Inc.	14,471	1,343,777
Marriott International, Inc., Class A	888	121,372
MGM Resorts International	31,057	975,811
Royal Caribbean Cruises, Ltd.	11,239	1,215,948
Starbucks Corp.	6,616	380,883
Wyndham Worldwide Corp.	3,375	385,459
Wynn Resorts, Ltd.	7,028	1,308,543

		6,715,907

Household Durables 0.0%‡
Whirlpool Corp.	181	28,046

Household Products 0.9%
Procter & Gamble Co.	23,917	1,730,156

Independent Power & Renewable Electricity Producers 1.2%
AES Corp.	71,855	879,505
NRG Energy, Inc.	40,773	1,263,963

		2,143,468

Industrial Conglomerates 0.3%
3M Co.	1,384	269,036
Honeywell International, Inc.	2,505	362,423

		631,459

Insurance 3.0%
Aflac, Inc.	19,398	883,967
Allstate Corp.	14,586	1,426,803
Lincoln National Corp.	2,149	151,805
MetLife, Inc.	8,153	388,654
Old Republic International Corp.	8,336	170,054
Progressive Corp.	21,905	1,320,653
Prudential Financial, Inc.	1,595	169,580
Travelers Cos., Inc.	7,397	973,445

		5,484,961

Internet & Direct Marketing Retail 4.0%
♦Amazon.com, Inc. (a)	3,239	5,072,695
Booking Holdings, Inc. (a)	80	174,240
Expedia Group, Inc.	8,649	995,846
Netflix, Inc. (a)	3,413	1,066,426

		7,309,207

Internet Software & Services 5.4%
Akamai Technologies, Inc. (a)	14,959	1,071,812

	Shares	Value
Internet Software & Services (continued)
♦Alphabet, Inc. (a)
Class A	1,779	$1,812,054
Class C	1,849	1,881,043
eBay, Inc. (a)	32,896	1,246,101
♦Facebook, Inc., Class A (a)	22,859	3,931,748

		9,942,758

IT Services 4.3%
DXC Technology Co.	13,400	1,381,004
International Business Machines Corp.	8,187	1,186,787
Mastercard, Inc., Class A	7,262	1,294,597
MAXIMUS, Inc.	7,247	490,115
PayPal Holdings, Inc. (a)	8,872	661,940
Sabre Corp.	37,572	775,486
Teradata Corp. (a)	5,253	214,953
Visa, Inc., Class A	14,176	1,798,651

		7,803,533

Leisure Products 0.4%
Polaris Industries, Inc.	6,806	713,405

Machinery 0.7%
Caterpillar, Inc.	12	1,732
Cummins, Inc.	8,417	1,345,542

		1,347,274

Media 0.4%
Comcast Corp., Class A	3,296	103,461
Discovery, Inc. (a)
Class A	1,188	28,096
Class C	17,089	379,718
Live Nation Entertainment, Inc. (a)	3,136	123,778
Walt Disney Co.	314	31,504

		666,557

Metals & Mining 1.2%
Freeport-McMoRan, Inc.	75,738	1,151,975
United States Steel Corp.	32,529	1,100,456

		2,252,431

Multiline Retail 2.2%
Kohl’s Corp.	19,610	1,218,173
Macy’s, Inc.	21,928	681,303
Nordstrom, Inc.	13,053	659,960
Target Corp.	20,521	1,489,824

		4,049,260

Oil, Gas & Consumable Fuels 7.9%
Andeavor	138	19,088
♦Chevron Corp.	24,909	3,116,365
ConocoPhillips	28,191	1,846,510
♦Exxon Mobil Corp.	48,658	3,783,159
HollyFrontier Corp.	22,411	1,360,124
Marathon Petroleum Corp.	15,168	1,136,235
Murphy Oil Corp.	19,073	574,288

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
PBF Energy, Inc., Class A	16,926	$648,774
Phillips 66	2,490	277,162
Valero Energy Corp.	15,312	1,698,560

		14,460,265

Personal Products 0.8%
Estee Lauder Cos., Inc., Class A	9,503	1,407,299

Pharmaceuticals 3.7%
Bristol-Myers Squibb Co.	1,318	68,707
Eli Lilly & Co.	21,133	1,713,252
♦Johnson & Johnson	29,167	3,689,334
Merck & Co., Inc.	388	22,842
Pfizer, Inc.	35,485	1,299,106

		6,793,241

Professional Services 0.7%
Robert Half International, Inc.	20,207	1,227,575

Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc.	6,596	1,118,088

Semiconductors & Semiconductor Equipment 5.0%
Applied Materials, Inc.	28,459	1,413,559
Broadcom, Inc.	846	194,089
First Solar, Inc. (a)	15,981	1,133,213
Intel Corp.	58,856	3,038,147
Micron Technology, Inc. (a)	30,581	1,406,114
NVIDIA Corp.	4,757	1,069,849
QUALCOMM, Inc.	3,948	201,388
Skyworks Solutions, Inc.	6,894	598,123

		9,054,482

Software 4.9%
Adobe Systems, Inc. (a)	1,321	292,734
Fortinet, Inc. (a)	4,814	266,503
♦Microsoft Corp.	65,523	6,127,711
Oracle Corp.	48,890	2,232,806

		8,919,754

Specialty Retail 3.3%
Foot Locker, Inc.	26,385	1,136,666
Gap, Inc.	39,361	1,150,916
Home Depot, Inc.	8,081	1,493,369
Lowe’s Cos., Inc.	15,434	1,272,224
Tractor Supply Co.	10,480	712,640
Williams-Sonoma, Inc.	3,472	165,961

		5,931,776

Technology Hardware, Storage & Peripherals 6.2%
♦Apple, Inc.	36,706	6,066,033
Hewlett Packard Enterprise Co.	12,295	209,630
HP, Inc.	56,501	1,214,206

	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc.	19,551	$1,301,706
Seagate Technology PLC	21,885	1,266,923
Western Digital Corp.	14,909	1,174,680

		11,233,178

Textiles, Apparel & Luxury Goods 1.4%
Carter’s, Inc.	7,063	708,560
Michael Kors Holdings, Ltd. (a)	19,193	1,313,185
Ralph Lauren Corp.	5,594	614,501

		2,636,246

Tobacco 0.4%
Philip Morris International, Inc.	9,214	755,548

Trading Companies & Distributors 1.3%
United Rentals, Inc. (a)	7,164	1,074,600
W.W. Grainger, Inc.	4,537	1,276,485

		2,351,085

Total Common Stocks (Cost $152,672,148)		177,190,863

Exchange-Traded Funds 2.8%
♦SPDR S&P 500 ETF Trust	19,372	5,124,088

Total Exchange-Traded Funds (Cost $5,137,933)		5,124,088

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $411,140 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 05/31/20, with a Principal Amount of $435,000 and a Market Value of $423,933)	$411,131	411,131

Total Short-Term Investment (Cost $411,131)		411,131

Total Investments (Cost $158,221,212)	100.2%	182,726,082
Other Assets, Less Liabilities	(0.2)	(300,331)
Net Assets	100.0%	$182,425,751

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

12	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$177,190,863	$—	$—	$177,190,863
Exchange-Traded Funds	5,124,088	—	—	5,124,088
Short-Term Investment
Repurchase Agreement	—	411,131	—	411,131

Total Investments in Securities	$182,314,951	$411,131	$—	$182,726,082

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $158,221,212)	$182,726,082
Receivables:
Fund shares sold	245,829
Dividends and interest	144,442
Securities lending income	277
Other assets	60,747

Total assets	183,177,377

Liabilities
Payables:
Investment securities purchased	553,673
Manager (See Note 3)	82,349
NYLIFE Distributors (See Note 3)	33,366
Professional fees	31,026
Shareholder communication	18,269
Transfer agent (See Note 3)	14,472
Fund shares redeemed	9,686
Custodian	7,685
Trustees	338
Accrued expenses	762

Total liabilities	751,626

Net assets	$182,425,751

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$72,283
Additional paid-in capital	143,357,067

143,429,350
Undistributed net investment income	729,666
Accumulated net realized gain (loss) on investments	13,761,865
Net unrealized appreciation (depreciation) on investments	24,504,870

Net assets	$182,425,751

Class A
Net assets applicable to outstanding shares	$59,587,584

Shares of beneficial interest outstanding	2,340,124

Net asset value per share outstanding	$25.46
Maximum sales charge (5.50% of offering price)	1.48

Maximum offering price per share outstanding	$26.94

Investor Class
Net assets applicable to outstanding shares	$16,782,923

Shares of beneficial interest outstanding	658,920

Net asset value per share outstanding	$25.47
Maximum sales charge (5.50% of offering price)	1.48

Maximum offering price per share outstanding	$26.95

Class B
Net assets applicable to outstanding shares	$6,103,940

Shares of beneficial interest outstanding	261,073

Net asset value and offering price per share outstanding	$23.38

Class C
Net assets applicable to outstanding shares	$15,417,032

Shares of beneficial interest outstanding	659,929

Net asset value and offering price per share outstanding	$23.36

Class I
Net assets applicable to outstanding shares	$84,426,950

Shares of beneficial interest outstanding	3,303,980

Net asset value and offering price per share outstanding	$25.55

Class R3
Net assets applicable to outstanding shares	$107,322

Shares of beneficial interest outstanding	4,231

Net asset value and offering price per share outstanding	$25.37

14	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends	$1,804,437
Interest	451
Securities lending income	447
Other income	601

Total income	1,805,936

Expenses
Manager (See Note 3)	519,874
Distribution/Service—Class A (See Note 3)	71,852
Distribution/Service—Investor Class (See Note 3)	21,369
Distribution/Service—Class B (See Note 3)	32,435
Distribution/Service—Class C (See Note 3)	79,518
Distribution/Service—Class R3 (See Note 3)	244
Transfer agent (See Note 3)	93,216
Registration	48,041
Professional fees	30,555
Shareholder communication	12,841
Custodian	2,539
Trustees	2,127
Shareholder service (See Note 3)	49
Miscellaneous	7,568

Total expenses	922,228
Expense waiver/reimbursement from Manager (See Note 3)	(4,434)

Net expenses	917,794

Net investment income (loss)	888,142

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	14,174,622
Net change in unrealized appreciation (depreciation) on investments	(6,056,800)

Net realized and unrealized gain (loss) on investments	8,117,822

Net increase (decrease) in net assets resulting from operations	$9,005,964

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$888,142	$1,918,011
Net realized gain (loss) on investments	14,174,622	16,992,315
Net change in unrealized appreciation (depreciation) on investments	(6,056,800)	21,674,644

Net increase (decrease) in net assets resulting from operations	9,005,964	40,584,970

Dividends to shareholders:
From net investment income:
Class A	(504,517)	(566,825)
Investor Class	(109,255)	(220,201)
Class B	—	(13,572)
Class C	—	(33,607)
Class I	(1,062,640)	(1,365,744)
Class R3	(647)	(287)

Total dividends to shareholders	(1,677,059)	(2,200,236)

Capital share transactions:
Net proceeds from sale of shares	17,417,317	24,691,224
Net asset value of shares issued to shareholders in reinvestment of dividends	1,632,738	2,141,327
Cost of shares redeemed	(33,699,154)	(51,194,803)

Increase (decrease) in net assets derived from capital share transactions	(14,649,099)	(24,362,252)

Net increase (decrease) in net assets	(7,320,194)	14,022,482

Net Assets
Beginning of period	189,745,945	175,723,463

End of period	$182,425,751	$189,745,945

Undistributed net investment income at end of period	$729,666	$1,518,583

16	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$24.56	$19.95	$20.20		$19.39	$16.59	$12.90

Net investment income (loss) (a)	0.12	0.23	0.25		0.20	0.18	0.16
Net realized and unrealized gain (loss) on investments	1.01	4.63	(0.28)		0.76	2.83	3.71

Total from investment operations	1.13	4.86	(0.03)		0.96	3.01	3.87

Less dividends:
From net investment income	(0.23)	(0.25)	(0.22)		(0.15)	(0.21)	(0.18)

Net asset value at end of period	$25.46	$24.56	$19.95		$20.20	$19.39	$16.59

Total investment return (b)	4.58%	24.59%	(0.13%)		4.95%	18.30%	30.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%††	1.05%	1.29	% (c)	1.01%	0.98%	1.11%
Net expenses	0.95%††	0.96%	0.95	% (d)	0.96%	1.00%	1.05%
Portfolio turnover rate	60%	134%	164%		158%	165%	150%
Net assets at end of period (in 000’s)	$59,588	$53,909	$42,928		$52,985	$34,139	$19,011

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$24.53		$19.93	$20.19		$19.38	$16.58	$12.89

Net investment income (loss) (a)	0.09		0.18	0.21		0.16	0.13	0.10
Net realized and unrealized gain (loss) on investments	1.01		4.62	(0.29)		0.76	2.82	3.70

Total from investment operations	1.10		4.80	(0.08)		0.92	2.95	3.80

Less dividends:
From net investment income	(0.16)		(0.20)	(0.18)		(0.11)	(0.15)	(0.11)

Net asset value at end of period	$25.47		$24.53	$19.93		$20.19	$19.38	$16.58

Total investment return (b)	4.46%		24.25%	(0.39%)		4.77%	17.94%	29.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72	%††	0.83%	1.05	% (c)	0.82%	0.71%	0.72%
Net expenses	1.20	%††	1.22%	1.20	% (d)	1.17%	1.28%	1.46%
Expenses (before waiver/reimbursement)	1.22	%††	1.22%	1.20%		1.17%	1.28%	1.46%
Portfolio turnover rate	60%		134%	164%		158%	165%	150%
Net assets at end of period (in 000’s)	$16,783		$17,216	$21,880		$22,939	$20,856	$18,436

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$22.46		$18.25	$18.49		$17.81	$15.27	$11.87

Net investment income (loss) (a)	(0.00	)‡	0.01	0.05		0.02	(0.00)‡	(0.00)‡
Net realized and unrealized gain (loss) on investments	0.92		4.24	(0.26)		0.69	2.59	3.42

Total from investment operations	0.92		4.25	(0.21)		0.71	2.59	3.42

Less dividends:
From net investment income	—		(0.04)	(0.03)		(0.03)	(0.05)	(0.02)

Net asset value at end of period	$23.38		$22.46	$18.25		$18.49	$17.81	$15.27

Total investment return (b)	4.10%		23.31%	(1.12%)		4.01%	17.00%	28.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03	%)††	0.06%	0.30	% (c)	0.09%	(0.03%)	(0.03%)
Net expenses	1.95	% ††	1.97%	1.95	% (d)	1.95%	2.03%	2.21%
Expenses (before waiver/reimbursement)	1.97	% ††	1.97%	1.95%		1.95%	2.03%	2.21%
Portfolio turnover rate	60%		134%	164%		158%	165%	150%
Net assets at end of period (in 000’s)	$6,104		$6,635	$6,604		$6,816	$7,240	$6,760

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$22.45		$18.24	$18.48		$17.80	$15.26	$11.87

Net investment income (loss) (a)	(0.01)		0.01	0.06		0.01	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.92		4.24	(0.27)		0.70	2.61	3.42

Total from investment operations	0.91		4.25	(0.21)		0.71	2.59	3.41

Less dividends:
From net investment income	—		(0.04)	(0.03)		(0.03)	(0.05)	(0.02)

Net asset value at end of period	$23.36		$22.45	$18.24		$18.48	$17.80	$15.26

Total investment return (b)	4.05%		23.33%	(1.12%)		4.01%	17.01%	28.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05	%)††	0.06%	0.34	% (c)	0.06%	(0.10%)	(0.10%)
Net expenses	1.95	% ††	1.97%	1.95	% (d)	1.92%	2.03%	2.21%
Expenses (before waiver/reimbursement)	1.97	% ††	1.97%	1.95%		1.92%	2.03%	2.21%
Portfolio turnover rate	60%		134%	164%		158%	165%	150%
Net assets at end of period (in 000’s)	$15,417		$15,459	$16,509		$25,775	$16,536	$3,441

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.96%.

18	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$24.67	$20.04	$20.29		$19.45	$16.64	$12.94

Net investment income (loss) (a)	0.16	0.29	0.31		0.26	0.22	0.20
Net realized and unrealized gain (loss) on investments	1.00	4.65	(0.29)		0.76	2.83	3.71

Total from investment operations	1.16	4.94	0.02		1.02	3.05	3.91

Less dividends:
From net investment income	(0.28)	(0.31)	(0.27)		(0.18)	(0.24)	(0.21)

Net asset value at end of period	$25.55	$24.67	$20.04		$20.29	$19.45	$16.64

Total investment return (b)	4.71%	24.89%	0.12%		5.26%	18.55%	30.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%††	1.31%	1.55	%(c)	1.30%	1.24%	1.40%
Net expenses	0.70%††	0.71%	0.70	%(d)	0.71%	0.75%	0.80%
Portfolio turnover rate	60%	134%	164%		158%	165%	150%
Net assets at end of period (in 000’s)	$84,427	$96,441	$87,774		$91,561	$108,343	$77,476

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.71%.

Class R3	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$24.48	$19.90	$18.44

Net investment income (loss) (a)	0.07	0.13	0.10
Net realized and unrealized gain (loss) on investments	1.00	4.65	1.36

Total from investment operations	1.07	4.78	1.46

Less dividends:
From net investment income	(0.18)	(0.20)	—

Net asset value at end of period	$25.37	$24.48	$19.90

Total investment return (b)	4.37%	24.17%	7.92	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%††	0.60%	0.74	%††(d)
Net expenses	1.30%††	1.31%	1.31	%††(e)
Portfolio turnover rate	60%	134%	164%
Net assets at end of period (in 000’s)	$107	$86	$29

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Common Stock Fund (formerly known as MainStay Common Stock Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2, Class R6 and Class T shares were registered for sale effective as of December 14, 2007 (for Class R2 shares) and February 28, 2017 (for Class R6 and Class T shares). As of April 30, 2018, Class R2, Class R6 and Class T shares were not yet offered for sale. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I and Class R3 shares are offered at NAV without a sales charge. Class R2 and Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life

20	MainStay MacKay Common Stock Fund

Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last

21

Notes to Financial Statements (Unaudited) (continued)

quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government

22	MainStay MacKay Common Stock Fund

securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity is reflected in the Statement of Operations. As of the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan. Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 0.55%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $519,874 and waived its fees and/or reimbursed expenses in the amount of $4,434.

23

Notes to Financial Statements (Unaudited) (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R3	$49

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,826 and $7,075, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $395, $4,777 and $839, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$12,164
Investor Class	26,710
Class B	10,134
Class C	24,833
Class I	19,354
Class R3	21

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$34,963	32.6%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$158,633,969	$27,897,148	$(3,805,035)	$24,092,113

24	MainStay MacKay Common Stock Fund

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$2,200,236

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $114,499 and $130,156, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	370,001	$9,561,770
Shares issued to shareholders in reinvestment of dividends and distributions	19,112	488,895
Shares redeemed	(322,642)	(8,289,937)

Net increase (decrease) in shares outstanding before conversion	66,471	1,760,728
Shares converted into Class A (See Note 1)	87,821	2,262,644
Shares converted from Class A (See Note 1)	(9,194)	(234,917)

Net increase (decrease)	145,098	$3,788,455

Year ended October 31, 2017:
Shares sold	393,517	$8,513,051
Shares issued to shareholders in reinvestment of dividends and distributions	25,363	534,139
Shares redeemed	(717,930)	(15,610,015)

Net increase (decrease) in shares outstanding before conversion	(299,050)	(6,562,825)
Shares converted into Class A (See Note 1)	456,429	10,647,626
Shares converted from Class A (See Note 1)	(113,732)	(2,425,120)

Net increase (decrease)	43,647	$1,659,681

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	54,207	$1,404,045
Shares issued to shareholders in reinvestment of dividends and distributions	3,927	100,577
Shares redeemed	(36,557)	(942,389)

Net increase (decrease) in shares outstanding before conversion	21,577	562,233
Shares converted into Investor Class (See Note 1)	16,978	435,178
Shares converted from Investor Class (See Note 1)	(81,451)	(2,098,493)

Net increase (decrease)	(42,896)	$(1,101,082)

Year ended October 31, 2017:
Shares sold	110,568	$2,444,395
Shares issued to shareholders in reinvestment of dividends and distributions	10,399	219,211
Shares redeemed	(116,386)	(2,567,501)

Net increase (decrease) in shares outstanding before conversion	4,581	96,105
Shares converted into Investor Class (See Note 1)	50,589	1,124,737
Shares converted from Investor Class (See Note 1)	(451,184)	(10,522,222)

Net increase (decrease)	(396,014)	$(9,301,380)

25

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,756	$114,056
Shares redeemed	(23,702)	(558,187)

Net increase (decrease) in shares outstanding before conversion	(18,946)	(444,131)
Shares converted from Class B (See Note 1)	(15,362)	(364,412)

Net increase (decrease)	(34,308)	$(808,543)

Year ended October 31, 2017:
Shares sold	42,927	$843,620
Shares issued to shareholders in reinvestment of dividends and distributions	670	13,018
Shares redeemed	(60,581)	(1,223,993)

Net increase (decrease) in shares outstanding before conversion	(16,984)	(367,355)
Shares converted from Class B (See Note 1)	(49,518)	(1,012,159)

Net increase (decrease)	(66,502)	$(1,379,514)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	64,565	$1,526,270
Shares redeemed	(93,314)	(2,223,895)

Net increase (decrease)	(28,749)	$(697,625)

Year ended October 31, 2017:
Shares sold	128,887	$2,555,519
Shares issued to shareholders in reinvestment of dividends and distributions	1,201	23,317
Shares redeemed	(346,562)	(6,966,498)

Net increase (decrease)	(216,474)	$(4,387,662)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	185,701	$4,793,219
Shares issued to shareholders in reinvestment of dividends and distributions	40,660	1,042,924
Shares redeemed	(831,208)	(21,684,746)

Net increase (decrease)	(604,847)	$(15,848,603)

Year ended October 31, 2017:
Shares sold	469,078	$10,275,846
Shares issued to shareholders in reinvestment of dividends and distributions	64,045	1,351,355
Shares redeemed	(1,106,144)	(24,817,068)

Net increase (decrease) in shares outstanding before conversion	(573,021)	(13,189,867)
Shares converted into Class I (See Note 1)	102,691	2,187,138

Net increase (decrease)	(470,330)	$(11,002,729)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	707	$17,957
Shares issued to shareholders in reinvestment of dividends and distributions	14	342

Net increase (decrease)	721	$18,299

Year ended October 31, 2017:
Shares sold	2,509	$58,793
Shares issued to shareholders in reinvestment of dividends and distributions	13	287
Shares redeemed	(445)	(9,728)

Net increase (decrease)	2,077	$49,352

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc

26	MainStay MacKay Common Stock Fund

before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. The District Court has not yet ruled on that request.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Common Stock Fund (now known as MainStay MacKay Common Stock Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

28	MainStay MacKay Common Stock Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment

30	MainStay MacKay Common Stock Fund

strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay MacKay Common Stock Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737426 MS126-18	MSCS10-06/18 (NYLIM) NL021

MainStay MacKay Convertible Fund (Formerly known as MainStay Convertible Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–1.88 3.83%	2.77 8.75%	8.11 9.34%	6.49 7.09%	0.99 0.99%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.01 3.69	2.60 8.58	7.92 9.15	6.29 6.89	1.15 1.15
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–1.48 3.37	2.79 7.79	8.05 8.34	6.09 6.09	1.90 1.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	2.40 3.38	6.80 7.80	8.34 8.34	6.10 6.10	1.90 1.90
Class I Shares	No Sales Charge		11/28/2008	3.97	9.14	9.64	13.11	0.61

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
ICE BofA Merrill Lynch U.S. Convertible Index[4]	2.11%	9.14%	9.24%	7.66%
Morningstar Convertibles Category Average[5]	1.92	8.36	7.31	6.17

4.	The ICE BofA Merrill Lynch U.S. Convertible Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,038.30	$4.95	$1,019.90	$4.91	0.98%

Investor Class Shares	$1,000.00	$1,036.90	$5.71	$1,019.20	$5.66	1.13%

Class B Shares	$1,000.00	$1,033.70	$9.48	$1,015.50	$9.39	1.88%

Class C Shares	$1,000.00	$1,033.80	$9.48	$1,015.50	$9.39	1.88%

Class I Shares	$1,000.00	$1,039.70	$3.08	$1,021.80	$3.06	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

2.	Danaher Corp., (zero coupon), due 1/22/21

3.	Lam Research Corp., 1.25%, due 5/15/18

4.	Bank of America Corp.

5.	Red Hat, Inc., 0.25%, due 10/1/19
6.	NICE Systems, Inc., 1.25%, due 1/15/24

7.	DISH Network Corp., 3.375%, due 8/15/26

8.	Weatherford International, Ltd., 5.875%, due 7/1/21

9.	Booking Holdings, Inc., 0.90%, due 9/15/21

10.	Anthem, Inc., 2.75%, due 10/15/42

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Convertible Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Convertible Fund returned 3.83% for Class A shares, 3.69% for Investor Class shares, 3.37% for Class B shares and 3.38% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 3.97%. During the reporting period, all share classes outperformed the 2.11% return of the ICE BofA Merrill Lynch U.S. Convertible Index,1 which is the Fund’s broad-based securities-market index. During the six months ended April 30, 2018, all share classes also outperformed the 1.92% return of the Morningstar Convertibles Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Convertible Fund was renamed MainStay MacKay Convertible Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the ICE BofA Merrill Lynch U.S. Convertible Index during the reporting period. The Fund’s relative performance resulted from several large holdings such as XPO Logistics, Mercadolibre, Danaher and LendingTree, which were strong performers during the reporting period. Securities of these companies have very small weightings in the ICE BofA Merrill Lynch U.S. Convertible Index and tend not to be owned by competing funds.

What was the Fund’s duration3 during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Fund’s convertible security holdings. At the end of the reporting period, the effective duration of the Fund was 4.64 years.

During the reporting period, which sectors and securities were the strongest contributors to the Fund’s absolute performance and which were particularly weak?

The strongest contributions to absolute performance came from the information technology, transportation and energy sectors.

(Contributions take weightings and total returns into account.) In the information technology sector, the Fund experienced large gains in several software holdings. The Fund’s best performer was a convertible bond position in Red Hat, which sells the Linux operating system. Other strong software performers included ServiceNow, Salesforce.com and NICE Systems. Within the transportation sector, the common stock of logistics and trucking company XPO Logistics was the Fund’s second-best performing holding during the reporting period. XPO Logistics was a standout performer after the company’s financial results allayed investor fears that the company was making too many acquisitions and taking on too much debt. The company released quarterly results during the reporting period showing that the company was generating free cash flow, selling less desirable operations and paying down debt. In addition, a strengthening economy during the reporting period has led to increased demand for trucking services. In the energy sector, the Fund benefited from its holdings in several exploration & production (E&P) companies. Convertible preferred shares of Hess constituted the Fund’s third best-performing position during the reporting period, as the company rebounded largely in sync with the rise in the price of crude oil, which is Hess’s primary source of revenue. The company also reported a large offshore discovery near Guyana, which may be a source of continuing profit once the field is brought to production.

The most substantial detractors from the Fund’s absolute performance came from the information technology, communications and health care sectors. In the information technology sector, several of the Fund’s semiconductor convertible bond holdings, such as Microchip and Lam Research, were poor performers. Even though both companies reported solid quarterly earnings, their convertible bonds declined because investors questioned whether the strong market for semiconductors might be close to peaking. In the communications sector, the Fund’s cable television exposure detracted from the Fund’s absolute performance. The weakness was driven by DISH Networks, one of the Fund’s largest holdings, which was also the Fund’s worst-performing position during the reporting period. The company’s convertible bonds fell because investors were disappointed by the ongoing erosion of the DISH Networks’ core satellite television business as television customers continued to switch from satellite and cable services to cheaper streaming competitors such as Hulu and Roku. Investors were also disappointed that DISH Networks has not yet monetized its large holding of wireless spectrum assets. The convertible securities of several health care companies were also poor performers during the reporting period. Convertible preferred shares of Allergan PLC and Teva Pharmaceutical both declined, and were sold during the reporting period. Allergan’s convertible

1.	See footnote on page 6 for more information on the ICE BofA Merrill Lynch U.S. Convertible Index.
2.	See footnote on page 6 for more information on the Morningstar Convertibles Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

preferred shares fell because investors were concerned about generic competition for Restasis, one of Allergan’s best-selling drugs. Teva Pharmaceutical declined because of generic competition for the multiple sclerosis drug Copaxone, the company’s best-selling product. The Fund continues to hold the above mentioned positions with the exception of Teva Pharamaceutical, which was sold during the reporting period, and Allergan, whose bonds were converted during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, noteworthy purchases included convertible bonds of oil & gas equipment & services company Oil States International following the bonds’ initial public offering. Oil States International has a strong balance sheet, generates free cash flow and, in our opinion, could see increased orders for its products should crude oil prices reach multiyear highs. The Fund also initiated a large position in convertible bonds of mobile-home products manufacturer Patrick Industries, following the bonds’ initial public offering. The company has generated free cash flow and has a history of successfully acquiring and integrating complementary businesses. We believed that Patrick Industries should also benefit because the environment for recreational vehicle sales remained generally favorable.

Meaningful sales during the reporting period included convertible preferred shares of Southwestern Energy and Hologic as shares matured or were called by the issuer, and the common stock of XPO Logistics. The Fund sold its holdings of convertible bonds and convertible preferred shares of Teva Pharmaceutical. We were concerned about the worsening environment for generic drug manufacturers and the company’s large debt burden.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund decreased its weightings in the health care and real estate sectors. The decrease in health care was primarily driven by the sale of Teva Pharmaceutical. The Fund increased its weightings in the industrials and information technology sectors during the reporting period. The increase in industrials was largely driven by adding to the Fund’s position in Stanley Black & Decker. The increase in information technology resulted from the appreciation in value of many of the Fund’s software holdings, as well as the purchase of numerous new issues, such as Nutanix, Coupa Software and RingCentral.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the ICE BofA Merrill Lynch U.S. Convertible Index in the energy, industrials and information technology sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer discretionary, health care, financial, utilities and real estate sectors. As of April 30, 2018, the Fund held neutrally weighted positions in consumer staples, materials and telecommunication services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Convertible Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value

Convertible Securities 88.8%† Convertible Bonds 79.8%
Aerospace & Defense 0.6%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	$5,624,000	$7,141,355

Auto Manufacturers 0.8%
Wabash National Corp. 3.375%, due 5/1/18	5,555,000	9,549,045

Biotechnology 4.7%
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24	15,340,000	14,792,807
Exact Sciences Corp. 1.00%, due 1/15/25	4,021,000	3,930,528
Illumina, Inc. (zero coupon), due 6/15/19	4,300,000	4,789,817
0.50%, due 6/15/21 (a)	6,977,000	8,746,221
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	6,684,000	5,507,034
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	10,659,000	10,660,290
Medicines Co. 2.75%, due 7/15/23	7,416,000	6,895,300
Radius Health, Inc. 3.00%, due 9/1/24	660,000	620,537

		55,942,534

Building Materials 1.0%
Patrick Industries, Inc. 1.00%, due 2/1/23 (b)	11,792,000	11,368,030

Commercial Services 2.9%
Carriage Services, Inc. 2.75%, due 3/15/21	10,674,000	13,400,193
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	20,595,000	20,543,410

		33,943,603

Computers 3.9%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	17,615,000	19,667,148
Nutanix, Inc. (zero coupon), due 1/15/23 (b)	8,548,000	10,602,939
Pure Storage, Inc. 0.125%, due 4/15/23 (b)	8,164,000	8,480,249
Western Digital Corp. 1.50%, due 2/1/24 (b)	6,616,000	6,920,263

		45,670,599

	Principal Amount	Value

Diversified Financial Services 3.3%
Air Lease Corp. 3.875%, due 12/1/18	$15,781,000	$22,978,193
Blackhawk Network Holdings, Inc. 1.50%, due 1/15/22	13,870,000	15,390,055

		38,368,248

Entertainment 0.2%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23 (b)	2,074,000	2,052,244

Health Care—Products 3.3%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	32,913,897
NuVasive, Inc. 2.25%, due 3/15/21	4,938,000	5,459,576

		38,373,473

Health Care—Services 2.6%
♦Anthem, Inc. 2.75%, due 10/15/42	7,160,000	23,202,875
Molina Healthcare, Inc. 1.125%, due 1/15/20	3,805,000	7,945,327

		31,148,202

Internet 12.0%
♦Booking Holdings, Inc. 0.90%, due 9/15/21 (a)	19,156,000	24,257,243
Etsy, Inc. (zero coupon), due 3/1/23 (b)	5,836,000	6,357,593
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (b)	14,542,000	17,843,281
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (a)(b)	11,074,000	10,859,441
MercadoLibre, Inc. 2.25%, due 7/1/19	4,485,000	12,083,039
Okta, Inc. 0.25%, due 2/15/23 (b)	6,056,000	6,958,501
Palo Alto Networks, Inc. (zero coupon), due 7/1/19	4,967,000	8,721,322
Proofpoint, Inc. 0.75%, due 6/15/20	8,653,000	13,098,790
Quotient Technology, Inc. 1.75%, due 12/1/22 (b)	8,787,000	9,271,761
RingCentral, Inc. (zero coupon), due 3/15/23 (b)	6,951,000	7,270,746
Twitter, Inc. 0.25%, due 9/15/19	9,161,000	8,790,886
VeriSign, Inc. 4.865%, due 8/15/37	582,000	1,991,340

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings or issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Internet (continued)
Zendesk, Inc. 0.25%, due 3/15/23 (b)	$2,074,000	$2,152,605
Zillow Group, Inc. 2.00%, due 12/1/21	10,139,000	11,815,311

		141,471,859

Iron & Steel 0.3%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	2,878,000	3,242,274

Lodging 0.6%
Caesars Entertainment Corp. 5.00%, due 10/1/24	3,741,000	6,579,671

Machinery—Diversified 1.0%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	10,094,000	11,668,513

Media 4.1%
♦DISH Network Corp. 3.375%, due 8/15/26	28,598,000	26,024,781
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	9,441,000	9,852,363
Liberty Media Corp. 1.375%, due 10/15/23	11,345,000	13,070,574

		48,947,718

Oil & Gas 1.9%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	8,306,000	7,082,917
Oasis Petroleum, Inc. 2.625%, due 9/15/23	13,092,000	15,451,178

		22,534,095

Oil & Gas Services 5.0%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	13,111,000	13,471,841
Newpark Resources, Inc. 4.00%, due 12/1/21 (b)	6,326,000	8,660,630
Oil States International, Inc. 1.50%, due 2/15/23 (b)	11,398,000	12,680,275
♦Weatherford International, Ltd. 5.875%, due 7/1/21	25,561,000	24,353,038

		59,165,784

Pharmaceuticals 1.8%
Herbalife Nutrition, Ltd. 2.625%, due 3/15/24 (b)	9,443,000	9,976,879
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24 (b)	5,309,000	6,877,778

	Principal Amount	Value

Pharmaceuticals (continued)
Pacira Pharmaceuticals, Inc. 2.375%, due 4/1/22	$5,218,000	$4,927,686

		21,782,343

Semiconductors 13.7%
Cypress Semiconductor Co. 2.00%, due 2/1/23 (b)	6,094,000	6,309,514
Inphi Corp. 1.125%, due 12/1/20	14,512,000	14,929,220
Intel Corp. 3.25%, due 8/1/39	5,613,000	13,954,058
♦Lam Research Corp. 1.25%, due 5/15/18	8,824,000	27,538,513
♦Microchip Technology, Inc. 1.625%, due 2/15/25	17,553,000	28,597,242
1.625%, due 2/15/27	7,129,000	8,057,909
Micron Technology, Inc. 3.00%, due 11/15/43	12,588,000	19,990,587
ON Semiconductor Corp. 1.00%, due 12/1/20	12,331,000	16,367,738
Rambus, Inc. 1.375%, due 2/1/23 (b)	9,996,000	9,963,513
Silicon Laboratories, Inc. 1.375%, due 3/1/22	13,815,000	16,405,313

		162,113,607

Software 11.7%
Atlassian, Inc. 0.625%, due 5/1/23 (b)	7,719,000	7,749,876
Citrix Systems, Inc. 0.50%, due 4/15/19	5,188,000	7,460,302
Coupa Software, Inc. 0.375%, due 1/15/23 (b)	5,960,000	7,270,199
♦NICE Systems, Inc. 1.25%, due 1/15/24	20,782,000	26,108,323
Nuance Communications, Inc. 1.25%, due 4/1/25	11,278,000	11,138,142
RealPage, Inc. 1.50%, due 11/15/22 (b)	4,220,000	5,913,275
♦Red Hat, Inc. 0.25%, due 10/1/19	12,045,000	26,732,444
ServiceNow, Inc. (zero coupon), due 6/1/22 (b)	8,807,000	11,838,369
Verint Systems, Inc. 1.50%, due 6/1/21	17,084,000	16,629,549
Workday, Inc. 0.25%, due 10/1/22 (b)	15,957,000	17,257,495

		138,097,974

Telecommunications 2.0%
Finisar Corp. 0.50%, due 12/15/36	9,521,000	8,592,055

12	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Telecommunications (continued)
Viavi Solutions Inc. 1.00%, due 3/1/24	$14,679,000	$14,767,955

		23,360,010

Transportation 2.4%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	16,161,000	18,988,626
Echo Global Logistics, Inc. 2.50%, due 5/1/20	8,755,000	8,943,521

		27,932,147

Total Convertible Bonds (Cost $837,058,748)		940,453,328

	Shares
Convertible Preferred Stocks 9.0%
Banks 2.6%
♦Bank of America Corp. Series L 7.25%	12,072	15,367,656
Wells Fargo & Co. Series L 7.50%	11,552	14,793,607

		30,161,263

Chemicals 0.5%
A. Schulman, Inc. 6.00%	5,832	5,989,434

Food 1.0%
Post Holdings, Inc. 2.50%	76,604	11,573,807

Hand & Machine Tools 1.0%
Stanley Black & Decker, Inc. 5.375%	105,261	11,315,558

Health Care—Products 0.8%
Becton Dickinson & Co. 6.125%	159,841	9,646,404

Metal Fabricate & Hardware 0.5%
Rexnord Corp. 5.75%	108,438	6,495,978

Oil & Gas 1.6%
Hess Corp. 8.00%	293,774	19,101,186

	Shares	Value
Real Estate Investment Trusts 1.0%
Crown Castle International Corp. 6.875%	8,856	$8,905,372
Welltower, Inc. Series I 6.50%	47,800	2,675,844

		11,581,216

Total Convertible Preferred Stocks (Cost $99,657,036)		105,864,846

Total Convertible Securities (Cost $936,715,784)		1,046,318,174

Common Stocks 6.0%
Aerospace & Defense 0.5%
United Technologies Corp.	53,105	6,380,566

Air Freight & Logistics 1.0%
XPO Logistics, Inc. (c)	122,563	11,908,221

Airlines 1.0%
Delta Air Lines, Inc.	227,309	11,870,076

Banks 1.0%
♦Bank of America Corp.	398,621	11,926,740

Energy Equipment & Services 0.7%
Baker Hughes, a GE Co.	51,357	1,854,501
Halliburton Co.	113,326	6,005,145

		7,859,646

Health Care Equipment & Supplies 1.1%
Teleflex, Inc.	49,763	13,330,513

Software 0.7%
salesforce.com, Inc. (c)	62,769	7,594,421

Total Common Stocks (Cost $47,433,755)		70,870,183

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investments 4.8%
Repurchase Agreements 4.8%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $56,999,020 (Collateralized by a Federal National Mortgage Association with a rate of 1.375% and a maturity date of 10/7/21, with a Principal Amount of $60,800,000 and a Market Value of $58,139,027)	$56,997,848	$56,997,848

Total Short-Term Investment (Cost $56,997,848)		56,997,848

Total Investments (Cost $1,041,147,387)	99.6%	1,174,186,205
Other Assets, Less Liabilities	0.4	4,569,908
Net Assets	100.0%	$1,178,756,113
(a)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $26,076,564 and the Fund received non-cash collateral in the amount of $26,580,690 (See Note 2(H)).
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Non-income producing security.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$940,453,328	$—	$940,453,328
Convertible Preferred Stocks (b)	88,301,605	17,563,241	—	105,864,846

Total Convertible Securities	88,301,605	958,016,569	—	1,046,318,174

Common Stocks	70,870,183	—	—	70,870,183
Short-Term Investment
Repurchase Agreement	—	56,997,848	—	56,997,848

Total Investments in Securities	$159,171,788	$1,015,014,417	$—	$1,174,186,205

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $5,989,434 and $11,573,807 are held in Chemicals and Food, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,041,147,387) including securities on loan of $26,076,564	$1,174,186,205
Cash	52,306
Receivables:
Dividends and interest	4,776,038
Fund shares sold	1,704,198
Securities lending income	41,547
Other assets	84,839

Total assets	1,180,845,133

Liabilities
Payables:
Fund shares redeemed	1,142,713
Manager (See Note 3)	507,595
NYLIFE Distributors (See Note 3)	193,336
Transfer agent (See Note 3)	146,179
Professional fees	49,453
Shareholder communication	39,238
Custodian	3,408
Trustees	1,779
Accrued expenses	5,319

Total liabilities	2,089,020

Net assets	$1,178,756,113

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$683,988
Additional paid-in capital	1,034,833,636

1,035,517,624
Distributions in excess of net investment income	(12,421,636)
Accumulated net realized gain (loss) on investments	22,621,307
Net unrealized appreciation (depreciation) on investments	133,038,818

Net assets	$1,178,756,113

Class A
Net assets applicable to outstanding shares	$493,094,664

Shares of beneficial interest outstanding	28,624,380

Net asset value per share outstanding	$17.23
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share outstanding	$18.23

Investor Class
Net assets applicable to outstanding shares	$53,884,598

Shares of beneficial interest outstanding	3,128,853

Net asset value per share outstanding	$17.22
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share outstanding	$18.22

Class B
Net assets applicable to outstanding shares	$17,055,494

Shares of beneficial interest outstanding	994,672

Net asset value and offering price per share outstanding	$17.15

Class C
Net assets applicable to outstanding shares	$80,061,040

Shares of beneficial interest outstanding	4,674,811

Net asset value and offering price per share outstanding	$17.13

Class I
Net assets applicable to outstanding shares	$534,660,317

Shares of beneficial interest outstanding	30,976,038

Net asset value and offering price per share outstanding	$17.26

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,487,333
Dividends	4,101,055
Securities lending income	175,278
Other income	3,528

Total income	10,767,194

Expenses
Manager (See Note 3)	3,332,287
Distribution/Service—Class A (See Note 3)	606,096
Distribution/Service—Investor Class (See Note 3)	68,896
Distribution/Service—Class B (See Note 3)	90,912
Distribution/Service—Class C (See Note 3)	404,787
Transfer agent (See Note 3)	859,932
Registration	63,448
Professional fees	60,119
Shareholder communication	51,778
Trustees	12,764
Custodian	2,878
Miscellaneous	26,071

Total expenses before waiver/reimbursement	5,579,968
Expense waiver/reimbursement from Manager (See Note 3)	(365,690)

Net expenses	5,214,278

Net investment income (loss)	5,552,916

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	22,694,637
Net change in unrealized appreciation (depreciation) on investments	13,228,653

Net realized and unrealized gain (loss) on investments	35,923,290

Net increase (decrease) in net assets resulting from operations	$41,476,206

16	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,552,916	$11,959,710
Net realized gain (loss) on investments	22,694,637	67,286,271
Net change in unrealized appreciation (depreciation) on investments	13,228,653	66,696,846

Net increase (decrease) in net assets resulting from operations	41,476,206	145,942,827

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,968,119)	(5,915,050)
Investor Class	(412,019)	(959,734)
Class B	(67,803)	(111,244)
Class C	(297,399)	(412,759)
Class I	(5,107,381)	(6,945,027)

	(9,852,721)	(14,343,814)

From net realized gain on investments:
Class A	(27,407,047)	(6,089,507)
Investor Class	(3,225,509)	(1,306,245)
Class B	(1,077,788)	(339,058)
Class C	(4,640,000)	(1,228,067)
Class I	(28,376,970)	(4,515,780)

	(64,727,314)	(13,478,657)

Total dividends and distributions to shareholders	(74,580,035)	(27,822,471)

Capital share transactions:
Net proceeds from sale of shares	180,016,603	540,443,512
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	65,653,228	23,898,379
Cost of shares redeemed	(236,590,746)	(278,484,613)

Increase (decrease) in net assets derived from capital share transactions	9,079,085	285,857,278

Net increase (decrease) in net assets	(24,024,744)	403,977,634

Net Assets
Beginning of period	1,202,780,857	798,803,223

End of period	$1,178,756,113	$1,202,780,857

Distributions in excess of net investment income at end of period	$(12,421,636)	$(8,121,831)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.75	$15.72	$16.51	$18.33	$17.33	$14.79

Net investment income (loss) (a)	0.08	0.19	0.20	0.11	0.15	0.18
Net realized and unrealized gain (loss) on investments	0.55	2.34	0.35	(0.00)‡	1.59	3.29

Total from investment operations	0.63	2.53	0.55	0.11	1.74	3.47

Less dividends and distributions:
From net investment income	(0.14)	(0.24)	(0.64)	(0.47)	(0.51)	(0.31)
From net realized gain on investments	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(1.15)	(0.50)	(1.34)	(1.93)	(0.74)	(0.93)

Net asset value at end of period	$17.23	$17.75	$15.72	$16.51	$18.33	$17.33

Total investment return (b)	3.83%	16.30%	3.71%	0.58%	10.42%	24.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%††	1.12%	1.31%	0.62%	0.86%	1.13%
Net expenses	0.99%††	0.98%	1.01%	0.99%	0.97%	0.99%
Expenses (before waiver/reimbursement)	0.99%††	0.99%	1.01%	0.99%	0.97%	0.99%
Portfolio turnover rate	26%	38%	24%	60%	59%	77%
Net assets at end of period (in 000’s)	$493,095	$482,341	$368,583	$408,067	$384,987	$391,577

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.75	$15.72	$16.50	$18.33	$17.32	$14.79

Net investment income (loss) (a)	0.06	0.16	0.18	0.08	0.12	0.15
Net realized and unrealized gain (loss) on investments	0.55	2.34	0.36	(0.01)	1.60	3.28

Total from investment operations	0.61	2.50	0.54	0.07	1.72	3.43

Less dividends and distributions:
From net investment income	(0.13)	(0.21)	(0.62)	(0.44)	(0.48)	(0.28)
From net realized gain on investments	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(1.14)	(0.47)	(1.32)	(1.90)	(0.71)	(0.90)

Net asset value at end of period	$17.22	$17.75	$15.72	$16.50	$18.33	$17.32

Total investment return (b)	3.69%	16.11%	3.60%	0.40%	10.21%	24.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%††	0.95%	1.14%	0.45%	0.67%	0.93%
Net expenses	1.13%††	1.14%	1.18%	1.15%	1.16%	1.22%
Expenses (before waiver/reimbursement)	1.15%††	1.15%	1.18%	1.15%	1.16%	1.22%
Portfolio turnover rate	26%	38%	24%	60%	59%	77%
Net assets at end of period (in 000’s)	$53,885	$56,289	$79,430	$82,052	$85,850	$86,136

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

18	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.67		$15.66	$16.45	$18.30	$17.37	$14.84

Net investment income (loss) (a)	(0.00	)‡	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	0.55		2.32	0.35	0.01	1.59	3.29

Total from investment operations	0.55		2.36	0.41	(0.04)	1.58	3.32

Less dividends and distributions:
From net investment income	(0.06)		(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(1.01)		(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(1.07)		(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of period	$17.15		$17.67	$15.66	$16.45	$18.30	$17.37

Total investment return (b)	3.37%		15.21%	2.83%	(0.36%)	9.41%	23.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02	%)††	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.88	% ††	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90	% ††	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	26%		38%	24%	60%	59%	77%
Net assets at end of period (in 000’s)	$17,055		$19,290	$21,436	$26,537	$29,765	$32,629

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.65		$15.64	$16.43	$18.29	$17.36	$14.82

Net investment income (loss) (a)	(0.00	)‡	0.04	0.06	(0.05)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	0.55		2.32	0.35	(0.00)‡	1.59	3.30

Total from investment operations	0.55		2.36	0.41	(0.05)	1.58	3.33

Less dividends and distributions:
From net investment income	(0.06)		(0.09)	(0.50)	(0.35)	(0.42)	(0.17)
From net realized gain on investments	(1.01)		(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(1.07)		(0.35)	(1.20)	(1.81)	(0.65)	(0.79)

Net asset value at end of period	$17.13		$17.65	$15.64	$16.43	$18.29	$17.36

Total investment return (b)	3.38%		15.23%	2.77%	(0.30%)	9.35%	23.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02	%)††	0.21%	0.39%	(0.30%)	(0.08%)	0.19%
Net expenses	1.88	% ††	1.89%	1.93%	1.90%	1.91%	1.97%
Expenses (before waiver/reimbursement)	1.90	% ††	1.90%	1.93%	1.90%	1.91%	1.97%
Portfolio turnover rate	26%		38%	24%	60%	59%	77%
Net assets at end of period (in 000’s)	$80,061		$82,335	$76,501	$91,833	$92,118	$78,135

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.79	$15.75	$16.54	$18.36	$17.35	$14.81

Net investment income (loss) (a)	0.11	0.25	0.24	0.15	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.55	2.34	0.35	(0.00)‡	1.60	3.29

Total from investment operations	0.66	2.59	0.59	0.15	1.80	3.51

Less dividends and distributions:
From net investment income	(0.18)	(0.29)	(0.68)	(0.51)	(0.56)	(0.35)
From net realized gain on investments	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)	(0.62)

Total dividends and distributions	(1.19)	(0.55)	(1.38)	(1.97)	(0.79)	(0.97)

Net asset value at end of period	$17.26	$17.79	$15.75	$16.54	$18.36	$17.35

Total investment return (b)	3.97%	16.69%	3.96%	0.84%	10.74%	25.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25%††	1.45%	1.56%	0.87%	1.11%	1.37%
Net expenses	0.61%††	0.64%	0.76%	0.74%	0.72%	0.74%
Expenses (before waiver/reimbursement)	0.74%††	0.74%	0.76%	0.74%	0.72%	0.74%
Portfolio turnover rate	26%	38%	24%	60%	59%	77%
Net assets at end of period (in 000’s)	$534,660	$562,526	$252,852	$298,015	$313,955	$258,279

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Convertible Fund (formerly known as MainStay Convertible Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

21

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

22	MainStay MacKay Convertible Fund

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

23

Notes to Financial Statements (Unaudited) (continued)

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $26,076,564 and had received non-cash collateral of $26,580,690. Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/

24	MainStay MacKay Convertible Fund

reimbursements) was 0.58%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

Effective February 28, 2018, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.61% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $3,332,287 and waived fees/reimbursed expenses in the amount of $365,690.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $58,887 and $16,879, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $59, $5, $7,277 and $6,600, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$308,201
Investor Class	79,998
Class B	26,401
Class C	117,498
Class I	327,834

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,054,867,421	$157,782,034	$(38,463,250)	$119,318,784

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$14,271,729
Long-Term Capital Gain	13,550,742
Total	$27,822,471

25

Notes to Financial Statements (Unaudited) (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $281,433 and $281,376, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,473,325	$42,882,295
Shares issued to shareholders in reinvestment of dividends and distributions	1,836,770	30,607,955
Shares redeemed	(3,210,517)	(55,384,322)

Net increase (decrease) in shares outstanding before conversion	1,099,578	18,105,928
Shares converted into Class A (See Note 1)	396,804	6,874,563
Shares converted from Class A (See Note 1)	(42,955)	(749,875)

Net increase (decrease)	1,453,427	$24,230,616

Year ended October 31, 2017:
Shares sold	7,047,066	$119,088,807
Shares issued to shareholders in reinvestment of dividends and distributions	693,680	11,565,480
Shares redeemed	(5,380,336)	(90,991,876)

Net increase (decrease) in shares outstanding before conversion	2,360,410	39,662,411
Shares converted into Class A (See Note 1)	2,256,234	39,055,267
Shares converted from Class A (See Note 1)	(886,885)	(15,116,071)

Net increase (decrease)	3,729,759	$63,601,607

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	211,267	$3,652,281
Shares issued to shareholders in reinvestment of dividends and distributions	217,414	3,622,032
Shares redeemed	(180,597)	(3,118,317)

Net increase (decrease) in shares outstanding before conversion	248,084	4,155,996
Shares converted into Investor Class (See Note 1)	78,467	1,373,767
Shares converted from Investor Class (See Note 1)	(369,574)	(6,401,697)

Net increase (decrease)	(43,023)	$(871,934)

Year ended October 31, 2017:
Shares sold	517,721	$8,778,329
Shares issued to shareholders in reinvestment of dividends and distributions	135,820	2,252,806
Shares redeemed	(506,890)	(8,576,771)

Net increase (decrease) in shares outstanding before conversion	146,651	2,454,364
Shares converted into Investor Class (See Note 1)	188,275	3,200,427
Shares converted from Investor Class (See Note 1)	(2,216,858)	(38,363,861)

Net increase (decrease)	(1,881,932)	$(32,709,070)

26	MainStay MacKay Convertible Fund

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	21,588	$371,763
Shares issued to shareholders in reinvestment of dividends and distributions	62,726	1,040,344
Shares redeemed	(115,444)	(1,987,563)

Net increase (decrease) in shares outstanding before conversion	(31,130)	(575,456)
Shares converted from Class B (See Note 1)	(65,710)	(1,142,178)

Net increase (decrease)	(96,840)	$(1,717,634)

Year ended October 31, 2017:
Shares sold	123,659	$2,058,626
Shares issued to shareholders in reinvestment of dividends and distributions	24,550	403,492
Shares redeemed	(274,643)	(4,623,932)

Net increase (decrease) in shares outstanding before conversion	(126,434)	(2,161,814)
Shares converted from Class B (See Note 1)	(151,045)	(2,562,426)

Net increase (decrease)	(277,479)	$(4,724,240)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	312,258	$5,322,233
Shares issued to shareholders in reinvestment of dividends and distributions	251,596	4,167,959
Shares redeemed	(553,386)	(9,506,130)

Net increase (decrease)	10,468	$(15,938)

Year ended October 31, 2017:
Shares sold	1,179,483	$19,833,250
Shares issued to shareholders in reinvestment of dividends and distributions	81,268	1,334,519
Shares redeemed	(1,487,251)	(24,998,988)

Net increase (decrease) in shares outstanding before conversion	(226,500)	(3,831,219)
Shares converted from Class C (See Note 1)	(706)	(11,550)

Net increase (decrease)	(227,206)	$(3,842,769)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	7,347,916	$127,788,031
Shares issued to shareholders in reinvestment of dividends and distributions	1,570,526	26,214,938
Shares redeemed	(9,572,354)	(166,594,414)

Net increase (decrease) in shares outstanding before conversion	(653,912)	(12,591,445)
Shares converted into Class I (See Note 1)	2,553	45,420

Net increase (decrease)	(651,359)	$(12,546,025)

Year ended October 31, 2017:
Shares sold	23,037,821	$390,684,500
Shares issued to shareholders in reinvestment of dividends and distributions	495,163	8,342,082
Shares redeemed	(8,767,214)	(149,293,046)

Net increase (decrease) in shares outstanding before conversion	14,765,770	249,733,536
Shares converted into Class I (See Note 1)	807,465	13,798,214

Net increase (decrease)	15,573,235	$263,531,750

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Convertible Fund (now known as the MainStay MacKay Convertible Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

28	MainStay MacKay Convertible Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life

30	MainStay MacKay Convertible Fund

Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay MacKay Convertible Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737258 MS126-18	MSC10-06/18 (NYLIM) NL005

MainStay MacKay Emerging Markets Debt Fund

(Formerly known as MainStay Emerging Markets Debt Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	–7.71 –3.36%	–3.38 1.17%	1.15 2.09%	5.46 5.95%	1.22 1.22%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–7.87 –3.53	–3.69 0.85	0.95 1.88	5.29 5.77	1.42 1.42
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	–8.63 –3.89	–4.65 0.21	0.83 1.15	4.99 4.99	2.17 2.17
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–4.83 –3.89	–0.76 0.21	1.14 1.14	4.99 4.99	2.17 2.17
Class I Shares	No Sales Charge		8/31/2007	–3.33	1.42	2.34	6.21	0.97

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[4]	–2.41%	1.27%	3.78%	6.78%
Morningstar Emerging Markets Bond Category Average[5]	–0.88	2.62	2.02	5.98

4.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Emerging Markets Debt Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$966.40	$6.05	$1,018.60	$6.21	1.24%

Investor Class Shares	$1,000.00	$964.70	$7.06	$1,017.60	$7.25	1.45%

Class B Shares	$1,000.00	$961.10	$10.70	$1,013.90	$10.99	2.20%

Class C Shares	$1,000.00	$961.10	$10.70	$1,013.90	$10.99	2.20%

Class I Shares	$1,000.00	$966.70	$4.78	$1,019.90	$4.91	0.98%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2018 (Unaudited)

Brazil	8.2%
Mexico	7.8
Indonesia	6.1
Russia	6.1
Kazakhstan	5.9
China	5.1
India	3.9
Croatia	3.6
Dominican Republic	3.2
Costa Rica	2.9
Venezuela	2.6
El Salvador	2.5
Malaysia	2.5
Turkey	2.5
Ukraine	2.5
Uruguay	2.5
Ivory Coast	2.0
Paraguay	2.0
Peru	2.0
Guatemala	1.8

United States	1.8%
United Arab Emirates	1.7
Ghana	1.6
Netherlands	1.6
Argentina	1.3
Belarus	1.3
Nigeria	1.3
Vietnam	1.3
Oman	1.2
Egypt	1.1
Saudi Arabia	1.1
Iraq	0.9
Gabon	0.8
Senegal	0.8
Cameroon, United Republic Of	0.7
Hong Kong	0.6
Kenya	0.6
Pakistan	0.6
Other Assets, Less Liabilities	4.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	KazMunayGas National Co. JSC, 5.75%–6.375%, due 4/30/43–10/24/48

2.	Pertamina Persero PT, 5.625%, due 5/20/43

3.	Petroleos Mexicanos, 6.75%, due 9/21/47

4.	Croatia Government International Bond, 6.00%–6.375%, due 3/24/21–1/26/24

5.	Russian Federal Bond-OFZ, 7.70%, due 3/23/33
6.	Dominican Republic International Bond, 5.95%, due 1/25/27

7.	Petrobras Global Finance B.V., 6.85%–7.375%, due 1/17/27–12/31/99

8.	Turkey Government International Bond, 5.125%–6.625%, due 2/17/28–2/17/45

9.	El Salvador Government International Bond, 6.375%, due 1/18/27

10.	Ukraine Government International Bond, 7.75%, due 9/1/26

8	MainStay MacKay Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Emerging Markets Debt Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Emerging Markets Debt Fund returned –3.36% for Class A shares, –3.53% for Investor Class shares and –3.89% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned –3.33%. For the six months ended April 30, 2018, all share classes underperformed the –2.41% return of the JPMorgan EMBI Global Diversified Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the –0.88% return of the Morningstar Emerging Markets Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Emerging Markets Debt Fund was renamed MainStay MacKay Emerging Markets Debt Fund. Also effective February 28, 2018, Michael Kimble was removed from the Fund and the Fund’s investment objective was simplified. For more information on these changes, please refer to the supplements dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the JPMorgan EMBI Global Diversified Index resulted primarily from various timing factors. In the first half of the reporting period, global volatility remained low and “riskier” countries, such as Ivory Coast, Cameroon, Gabon and Kenya performed well. During that portion of the reporting period, most oil producing countries/companies, such as Ghana, Kazakhstan and Petrobras, were also helped by rising oil prices. In the second half of the reporting period, the Fund’s performance was affected by the rise in interest rates, coupled with the uncertainty surrounding the Trump administration’s stance on tariffs, as global volatility increased.

Venezuela was the most substantial detractor from the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index during the reporting period, as years of government mismanagement finally caught up with the country. Despite the world’s largest oil reserves and sharply higher oil prices, oil production levels fell sharply, undermining Venezuela’s ability to service its debt. U.S. sanctions made it impossible to restructure the bonds, and as a result, no lender has tried to accelerate the bond payments or attach any assets owned by the national oil company, PDVSA.

What was the Fund’s duration3 strategy during the reporting period?

The Fund ended the reporting period with a longer duration than that of its benchmark. As of April 30, 2018, the Fund’s duration was 7.9 years, compared to the 6.8-year duration of the JPMorgan EMBI Global Diversified Index on the same date.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s relative performance and which market segments were particularly weak?

An overweight position in corporate bonds relative to the JPMorgan EMBI Global Diversified Index contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Strong performers during the reporting period were mostly oil producing countries, such as Ghana and Kazakhstan and companies, such as Petrobras—all of which were helped by rising oil prices. As previously noted, Venezuela was a substantial detractor from the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index, as years of government mismanagement finally caught up with the country, which was declared to be in default. The Fund’s being longer in duration than the benchmark was perhaps the largest detractor from performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund increased its exposure to local-currency bonds. Specifically, the Fund bought local-currency bonds in Egypt, where an International Monetary Fund program is benefiting from lower inflation and a more balanced budget. The Fund also bought local-currency bonds in Russia, where the ruble failed to increase along with oil despite what we believed to be excellent macro fundamentals, including a very high real rate of interest. We further increased the Fund’s short exposure to Argentina through the sale of bonds issued by the province of Buenos Aires. The Fund’s positions in Brazil, Saudi Arabia, South Africa, Hungary, Sri Lanka and Turkey were also significantly reduced and we exited Portugal and Israel entirely. During the reporting period, we increased the Fund’s exposures to Belarus, Malaysia, China and Iraq.

1.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2.	See footnote on page 6 for more information on the Morningstar Emerging Markets Bond Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund moderately increased its weightings in Russia and Croatia. Over the same period, the Fund decreased its weightings in Turkey and Saudi Arabia. In addition, the Fund slightly reduced its positions in sovereign government bonds, while increasing its allocation to quasi-sovereign state-owned corporate debt.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held an overweight position relative to the JPMorgan EMBI Global Diversified Index in credit. As of the same date, the Fund held overweight allocations relative to the Index in Brazil, Mexico and Russia. As of April 30, 2018, the Fund had a slightly overweight position in Latin America, coupled with a slightly underweight position in Africa.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Emerging Markets Debt Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Corporate Bonds 45.8%†
Brazil 6.3%
Minerva Luxembourg S.A. 6.50%, due 9/20/26 (a)	$1,375,000	$1,299,375
♦Petrobras Global Finance B.V.
6.85%, due 12/31/99	1,000,000	924,000
7.375%, due 1/17/27	3,000,000	3,217,500
Rumo (Luxembourg) S.A.R.L. 7.375%, due 2/9/24 (a)	1,500,000	1,592,250
Vale Overseas, Ltd. 6.875%, due 11/21/36	1,800,000	2,086,920
Vrio Finco 1, LLC / Vrio Finco 2, Inc. 6.875%, due 4/4/28 (a)	1,000,000	996,250

		10,116,295

China 5.1%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34	2,000,000	2,030,304
China Evergrande Group Series Reg S 8.75%, due 6/28/25	1,000,000	959,983
JD.com, Inc. 3.875%, due 4/29/26	1,500,000	1,419,737
Proven Glory Capital, Ltd. Series Reg S 4.00%, due 2/21/27	1,000,000	933,587
Proven Honour Capital, Ltd. Series Reg S 4.125%, due 5/19/25	1,500,000	1,431,450
Tencent Holdings, Ltd. 3.595%, due 1/19/28 (a)	1,500,000	1,425,446

		8,200,507

Hong Kong 0.6%
Melco Resorts Finance, Ltd. 4.875%, due 6/6/25 (a)	1,000,000	934,772

India 3.9%
Abja Investment Co. Series Reg S 5.45%, due 1/24/28	1,000,000	903,165
Bharti Airtel, Ltd. Series Reg S 4.375%, due 6/10/25	2,000,000	1,910,665
Reliance Industries, Ltd. 3.667%, due 11/30/27 (a)	1,000,000	933,969
Tata Motors, Ltd. Series Reg S 5.75%, due 10/30/24	1,500,000	1,540,800

	Principal Amount	Value
India (continued)
Vedanta Resources PLC 6.125%, due 8/9/24 (a)	$1,000,000	$962,078

		6,250,677

Indonesia 5.1%
Listrindo Capital B.V. 4.95%, due 9/14/26 (a)	1,500,000	1,413,750
♦Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	6,665,408

		8,079,158

Kazakhstan 5.9%
♦KazMunayGas National Co. JSC (a)
5.75%, due 4/30/43	5,000,000	5,305,000
6.375%, due 10/24/48	4,000,000	4,085,080

		9,390,080

Malaysia 2.5%
Gohl Capital, Ltd. Series Reg S 4.25%, due 1/24/27	1,500,000	1,443,489
Petroliam Nasional BHD 7.625%, due 10/15/26	2,000,000	2,496,858

		3,940,347

Mexico 6.9%
Cemex S.A.B. de C.V. 7.75%, due 4/16/26 (a)	2,000,000	2,193,000
Comision Federal de Electricidad Series Reg S 4.75%, due 2/23/27	2,000,000	1,987,500
Grupo Televisa S.A.B. 4.625%, due 1/30/26	750,000	753,725
♦Petroleos Mexicanos 6.75%, due 9/21/47	6,385,000	6,164,079

		11,098,304

Netherlands 1.6%
GTH Finance B.V. Series Reg S 7.25%, due 4/26/23	1,500,000	1,576,650
Samvardhana Motherson Automotive Systems Group B.V. Series Reg S 4.875%, due 12/16/21	1,000,000	1,008,770

		2,585,420

Oman 1.2%
OmGrid Funding, Ltd. 5.196%, due 5/16/27 (a)	2,000,000	1,874,040

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Peru 2.0%
Banco de Credito del 4.25%, due 4/1/23 (a)	$1,000,000	$1,015,550
Southern Copper Corp. 5.875%, due 4/23/45	2,000,000	2,237,288

		3,252,838

Russia 1.7%
Gazprom OAO Via Gaz Capital S.A. Series Reg S 8.625%, due 4/28/34	1,500,000	1,902,060
MMC Norilsk Nickel OJSC via MMC Finance DAC 6.625%, due 10/14/22 (a)	750,000	793,125

		2,695,185

United Arab Emirates 1.7%
Abu Dhabi National Energy Co. Series Reg S 4.375%, due 6/22/26	2,750,000	2,686,750

Venezuela 1.3%
Petroleos de Venezuela S.A. (b)(d)
Series Reg S 5.375%, due 4/12/27	3,000,000	784,500
Series Reg S 6.00%, due 5/16/24	2,500,000	631,250
Series Reg S 6.00%, due 11/15/26	2,500,000	627,250

		2,043,000

Total Corporate Bonds (Cost $72,169,961)		73,147,373

Foreign Government Bonds 48.4%
Argentina 1.3%
City of Buenos Aires Argentina Series Reg S 7.50%, due 6/1/27	2,000,000	2,065,400

Belarus 1.3%
Republic of Belarus International Bond 7.625%, due 6/29/27 (a)	2,000,000	2,150,800

Brazil 1.9%
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/27	BRL 10,000,000	3,005,726

	Principal Amount	Value
Cameroon, United Republic Of 0.7%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)	$1,000,000	$1,147,660

Costa Rica 2.9%
Costa Rica Government International Bond 7.158%, due 3/12/45 (a)	2,000,000	2,025,320
Instituto Costarricense de Electricidad 6.375%, due 5/15/43 (a)	3,000,000	2,583,750

		4,609,070

Croatia 3.6%
♦Croatia Government International Bond
Series Reg S 6.00%, due 1/26/24	3,250,000	3,541,772
6.375%, due 3/24/21 (a)	2,000,000	2,146,000

		5,687,772

Dominican Republic 3.2%
♦Dominican Republic International Bond Series Reg S 5.95%, due 1/25/27	5,000,000	5,112,500

Egypt 1.1%
Egypt Government Bond 15.70%, due 11/7/27	EGP 31,000,000	1,825,789

El Salvador 2.5%
♦El Salvador Government International Bond Series Reg S 6.375%, due 1/18/27	$4,000,000	3,950,000

Gabon 0.8%
Gabon Government International Bond 6.375%, due 12/12/24 (a)	1,296,000	1,263,071

Ghana 1.6%
Ghana Government International Bond 10.75%, due 10/14/30 (a)	2,000,000	2,585,400

Guatemala 1.8%
Guatemala Government Bond 4.50%, due 5/3/26 (a)	3,000,000	2,936,970

Indonesia 1.0%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)	1,500,000	1,519,356

12	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Government Bonds (continued)
Iraq 0.9%
Iraq International Bond Series Reg S 6.752%, due 3/9/23	$1,500,000	$1,498,902

Ivory Coast 2.0%
Ivory Coast Government International Bond
Series Reg S 5.75%, due 12/31/32 (c)	1,388,205	1,327,957
6.125%, due 6/15/33 (a)	2,000,000	1,890,200

		3,218,157

Kenya 0.6%
Kenya Government International Bond 7.25%, due 2/28/28 (a)	1,000,000	1,032,176

Mexico 0.9%
Mexican Bonos 7.75%, due 11/13/42	MXN 27,500,000	1,485,308

Nigeria 1.3%
Nigeria Government International Bond 6.50%, due 11/28/27 (a)	$2,000,000	2,013,328

Pakistan 0.6%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)	1,000,000	1,036,924

Paraguay 2.0%
Paraguay Government International Bond 6.10%, due 8/11/44 (a)	3,000,000	3,262,500

Russia 4.4%
♦Russian Federal Bond-OFZ 7.70%, due 3/23/33	RUB 320,000,000	5,211,164
Russian Federation Series Reg S 4.75%, due 5/27/26	$1,800,000	1,828,458

		7,039,622

Saudi Arabia 1.1%
Saudi Government International Bond 4.50%, due 10/26/46 (a)	2,000,000	1,807,268

	Principal Amount	Value
Senegal 0.8%
Senegal Government International Bond Series Reg S 6.25%, due 7/30/24	$1,250,000	$1,281,330

Turkey 2.5%
♦Turkey Government International Bond
5.125%, due 2/17/28	2,225,000	2,079,262
6.625%, due 2/17/45	2,000,000	1,950,000

		4,029,262

Ukraine 2.5%
♦Ukraine Government International Bond Series Reg S 7.75%, due 9/1/26	4,000,000	3,943,040

Uruguay 2.5%
Uruguay Government International Bond
5.10%, due 6/18/50	2,000,000	1,965,000
7.625%, due 3/21/36	1,500,000	1,952,325

		3,917,325

Venezuela 1.3%
Venezuela Government International Bond Series Reg S 9.25%, due 5/7/28 (b)(d)	7,095,000	2,004,337

Vietnam 1.3%
Vietnam Government International Bond Series Reg S 4.80%, due 11/19/24	2,000,000	2,032,514

Total Foreign Government Bonds (Cost $80,987,944)		77,461,507

Short-Term Investment 1.8%
Repurchase Agreement 1.8%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $2,901,540 (Collateralized by a United States Treasury Note with a rate of 7.250% and a maturity date of 8/15/22, with a Principal Amount of $2,475,000 and a Market Value of $2,964,575)	2,901,481	2,901,481

Total Short-Term Investment (Cost $2,901,481)		2,901,481

Total Investments (Cost $156,059,386)	96.0%	153,510,361
Other Assets, Less Liabilities	4.0	6,454,215
Net Assets	100.0%	$159,964,576

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Issue in default.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2018.

(d)	Issue in non-accrual status.

The following abbreviations are used in the preceding pages:

BRL—Brazilian Real

EGP—Egyptian Pound

MXN—Mexican Peso

RUB—New Russian Ruble

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$73,147,373	$—	$73,147,373
Foreign Government Bonds	—	77,461,507	—	77,461,507

Total Long-Term Bonds	—	150,608,880	—	150,608,880

Short-Term Investment
Repurchase Agreement	—	2,901,481	—	2,901,481

Total Investments in Securities	$—	$153,510,361	$—	$153,510,361

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $156,059,386)	$153,510,361
Cash denominated in foreign currencies (identified cost $309,300)	295,173
Cash	143,750
Receivables:
Investment securities sold	4,546,003
Interest	2,013,860
Fund shares sold	38,379
Other assets	46,358

Total assets	160,593,884

Liabilities
Payables:
Fund shares redeemed	344,229
Manager (See Note 3)	100,398
NYLIFE Distributors (See Note 3)	49,132
Professional fees	42,755
Transfer agent (See Note 3)	26,970
Shareholder communication	22,545
Custodian	4,479
Trustees	406
Dividend payable	38,272
Accrued expenses	122

Total liabilities	629,308

Net assets	$159,964,576

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$155,423
Additional paid-in capital	173,118,274

173,273,697
Undistributed net investment income	287,757
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,928,986)
Net unrealized appreciation (depreciation) on investments	(2,549,025)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(118,867)

Net assets	$159,964,576

Class A
Net assets applicable to outstanding shares	$99,980,218

Shares of beneficial interest outstanding	9,693,847

Net asset value per share outstanding	$10.31
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.80

Investor Class
Net assets applicable to outstanding shares	$17,276,657

Shares of beneficial interest outstanding	1,659,503

Net asset value per share outstanding	$10.41
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.90

Class B
Net assets applicable to outstanding shares	$4,734,745

Shares of beneficial interest outstanding	467,703

Net asset value and offering price per share outstanding	$10.12

Class C
Net assets applicable to outstanding shares	$24,485,109

Shares of beneficial interest outstanding	2,415,229

Net asset value and offering price per share outstanding	$10.14

Class I
Net assets applicable to outstanding shares	$13,487,847

Shares of beneficial interest outstanding	1,305,972

Net asset value and offering price per share outstanding	$10.33

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$4,599,534
Other income	530

Total income	4,600,064

Expenses
Manager (See Note 3)	628,327
Distribution/Service—Class A (See Note 3)	131,094
Distribution/Service—Investor Class (See Note 3)	22,288
Distribution/Service—Class B (See Note 3)	26,826
Distribution/Service—Class C (See Note 3)	131,493
Transfer agent (See Note 3)	162,950
Registration	42,431
Professional fees	38,413
Shareholder communication	18,185
Custodian	7,690
Trustees	2,013
Miscellaneous	11,568

Total expenses before waiver/reimbursement	1,223,278
Expense waiver/reimbursement from Manager (See Note 3)	(4,894)

Net expenses	1,218,384

Net investment income (loss)	3,381,680

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,722,990)
Foreign currency forward transactions	(33,163)
Foreign currency transactions	(14,932)

Net realized gain (loss) on investments and foreign currency transactions	(1,771,085)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,808,784)
Foreign currency forward contracts	33,163
Translation of other assets and liabilities in foreign currencies	(12,413)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,788,034)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(9,559,119)

Net increase (decrease) in net assets resulting from operations	$(6,177,439)

(a)	Interest recorded net of foreign withholding taxes in the amount of $26,604.

16	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,381,680	$8,728,593
Net realized gain (loss) on investments and foreign currency transactions	(1,771,085)	(966,932)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,788,034)	5,270,354

Net increase (decrease) in net assets resulting from operations	(6,177,439)	13,032,015

Dividends to shareholders:
From net investment income:
Class A	(1,943,237)	(3,566,533)
Investor Class	(309,649)	(810,566)
Class B	(74,422)	(187,544)
Class C	(367,916)	(864,275)
Class I	(357,500)	(522,156)

	(3,052,724)	(5,951,074)

Return of capital:
Class A	—	(1,043,496)
Investor Class	—	(237,155)
Class B	—	(54,872)
Class C	—	(252,869)
Class I	—	(152,773)

	—	(1,741,165)

Total dividends to shareholders	(3,052,724)	(7,692,239)

Capital share transactions:
Net proceeds from sale of shares	11,220,643	43,693,093
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,833,086	6,890,905
Cost of shares redeemed	(30,708,697)	(69,102,669)

Increase (decrease) in net assets derived from capital share transactions	(16,654,968)	(18,518,671)

Net increase (decrease) in net assets	(25,885,131)	(13,178,895)

Net Assets
Beginning of period	185,849,707	199,028,602

End of period	$159,964,576	$185,849,707

Undistributed (distributions in excess of) net investment income at end of period	$287,757	$(41,199)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.88		$10.52	$9.60		$11.38	$11.52	$12.62

Net investment income (loss) (a)	0.22		0.53	0.57		0.62	0.68	0.68
Net realized and unrealized gain (loss) on investments	(0.59)		0.31	0.87		(1.51)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.01		0.02	(0.00)‡	0.01

Total from investment operations	(0.37)		0.83	1.45		(0.87)	0.54	(0.24)

Less dividends and distributions:
From net investment income	(0.20)		(0.36)	(0.29)		(0.63)	(0.65)	(0.86)
From net realized gain on investments	—		—	—		(0.22)	(0.03)	—
Return of capital	—		(0.11)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.20)		(0.47)	(0.53)		(0.91)	(0.68)	(0.86)

Net asset value at end of period	$10.31		$10.88	$10.52		$9.60	$11.38	$11.52

Total investment return (b)	(3.36%)		8.18%	15.63%		(7.54%)	4.85%	(1.98%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.07	% ††	5.04%	5.70	%(c)	6.18%	5.88%	5.58%
Net expenses	1.24	% ††	1.22%	1.22	%(d)	1.23%	1.17%	1.16%
Portfolio turnover rate	29%		37%	38%		19%	20%	36%
Net assets at end of period (in 000’s)	$99,980		$110,238	$109,657		$98,573	$132,654	$152,832

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.23%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.98		$10.61	$9.68		$11.46	$11.60	$12.71

Net investment income (loss) (a)	0.21		0.52	0.55		0.61	0.66	0.67
Net realized and unrealized gain (loss) on investments	(0.59)		0.31	0.88		(1.52)	(0.14)	(0.94)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.01		0.02	(0.00)‡	0.01

Total from investment operations	(0.38)		0.82	1.44		(0.89)	0.52	(0.26)

Less dividends and distributions:
From net investment income	(0.19)		(0.35)	(0.27)		(0.61)	(0.63)	(0.85)
From net realized gain on investments	—		—	—		(0.22)	(0.03)	—
Return of capital	—		(0.10)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.19)		(0.45)	(0.51)		(0.89)	(0.66)	(0.85)

Net asset value at end of period	$10.41		$10.98	$10.61		$9.68	$11.46	$11.60

Total investment return (b)	(3.53%)		7.99%	15.38%		(7.66%)	4.64%	(2.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86	% ††	4.86%	5.50	%(c)	6.01%	5.71%	5.49%
Net expenses	1.45	% ††	1.42%	1.42	%(d)	1.41%	1.34%	1.30%
Expenses (before waiver/reimbursement)	1.47	% ††	1.42%	1.42%		1.41%	1.34%	1.30%
Portfolio turnover rate	29%		37%	38%		19%	20%	36%
Net assets at end of period (in 000’s)	$17,277		$18,613	$32,318		$25,130	$27,033	$27,918

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.43%.

18	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.69		$10.34	$9.44		$11.20	$11.35	$12.45

Net investment income (loss) (a)	0.16		0.43	0.47		0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	(0.58)		0.30	0.86		(1.48)	(0.13)	(0.91)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.01		0.02	(0.00)‡	0.01

Total from investment operations	(0.42)		0.72	1.34		(0.94)	0.43	(0.34)

Less dividends and distributions:
From net investment income	(0.15)		(0.29)	(0.20)		(0.54)	(0.55)	(0.76)
From net realized gain on investments	—		—	—		(0.22)	(0.03)	—
Return of capital	—		(0.08)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.15)		(0.37)	(0.44)		(0.82)	(0.58)	(0.76)

Net asset value at end of period	$10.12		$10.69	$10.34		$9.44	$11.20	$11.35

Total investment return (b)	(3.89%)		7.20%	14.60%		(8.36%)	3.87%	(2.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.11	% ††	4.11%	4.78	%(c)	5.24%	4.97%	4.70%
Net expenses	2.20	% ††	2.17%	2.17	%(d)	2.16%	2.09%	2.05%
Expenses (before waiver/reimbursement)	2.22	% ††	2.17%	2.17%		2.16%	2.09%	2.05%
Portfolio turnover rate	29%		37%	38%		19%	20%	36%
Net assets at end of period (in 000’s)	$4,735		$6,012	$7,506		$8,111	$12,109	$15,290

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.18%.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.70		$10.35	$9.45		$11.22	$11.37	$12.46

Net investment income (loss) (a)	0.16		0.43	0.47		0.52	0.56	0.56
Net realized and unrealized gain (loss) on investments	(0.57)		0.29	0.86		(1.49)	(0.13)	(0.90)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.01		0.02	(0.00)‡	0.01

Total from investment operations	(0.41)		0.72	1.34		(0.95)	0.43	(0.33)

Less dividends and distributions:
From net investment income	(0.15)		(0.29)	(0.20)		(0.54)	(0.55)	(0.76)
From net realized gain on investments	—		—	—		(0.22)	(0.03)	—
Return of capital	—		(0.08)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.15)		(0.37)	(0.44)		(0.82)	(0.58)	(0.76)

Net asset value at end of period	$10.14		$10.70	$10.35		$9.45	$11.22	$11.37

Total investment return (b)	(3.89%)		7.19%	14.58%		(8.43%)	3.87%	(2.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10	% ††	4.11%	4.77	%(c)	5.24%	4.97%	4.69%
Net expenses	2.20	% ††	2.17%	2.17	%(d)	2.16%	2.09%	2.05%
Expenses (before waiver/reimbursement)	2.22	% ††	2.17%	2.17%		2.16%	2.09%	2.05%
Portfolio turnover rate	29%		37%	38%		19%	20%	36%
Net assets at end of period (in 000’s)	$24,485		$28,270	$35,789		$37,808	$56,199	$68,629

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.90		$10.53	$9.61		$11.39	$11.53	$12.63

Net investment income (loss) (a)	0.23		0.56	0.59		0.65	0.71	0.71
Net realized and unrealized gain (loss) on investments	(0.59)		0.32	0.88		(1.52)	(0.14)	(0.93)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	0.01		0.02	(0.00)‡	0.01

Total from investment operations	(0.36)		0.87	1.48		(0.85)	0.57	(0.21)

Less dividends and distributions:
From net investment income	(0.21)		(0.39)	(0.32)		(0.65)	(0.68)	(0.89)
From net realized gain on investments	—		—	—		(0.22)	(0.03)	—
Return of capital	—		(0.11)	(0.24)		(0.06)	—	—

Total dividends and distributions	(0.21)		(0.50)	(0.56)		(0.93)	(0.71)	(0.89)

Net asset value at end of period	$10.33		$10.90	$10.53		$9.61	$11.39	$11.53

Total investment return (b)	(3.33%)		8.54%	15.90%		(7.30%)	5.11%	(1.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.34	% ††	5.22%	5.96	%(c)	6.38%	6.13%	5.86%
Net expenses	0.98	% ††	0.97%	0.97	%(d)	0.98%	0.92%	0.91%
Portfolio turnover rate	29%		37%	38%		19%	20%	36%
Net assets at end of period (in 000’s)	$13,488		$22,717	$13,759		$16,825	$41,174	$43,678

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.98%.

20	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and Notes relate to the MainStay MacKay Emerging Markets Debt Fund (formerly known as MainStay Emerging Markets Debt Fund) (the “Fund”), a “diversified fund” as that term is defined in the 1940 Act as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of the six-month period ended April 30, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

21

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual

22	MainStay MacKay Emerging Markets Debt Fund

funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2018, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

23

Notes to Financial Statements (Unaudited) (continued)

be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, the Fund did not hold any futures contracts.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in

24	MainStay MacKay Emerging Markets Debt Fund

exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(M)  High Yield and General Debt Securities Risk.  The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

(N)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund also entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

25

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency forward contracts	$(33,163)	$(33,163)

Total Realized Gain (Loss)		$(33,163)	$(33,163)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$33,163	$33,163

Total Change in Unrealized Appreciation (Depreciation)		$33,163	$33,163

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to

$20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2018, the effective management fee rate was 0.73% inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $628,327 and waived its fees and/or reimbursed expenses in the amount of $4,894.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial

26	MainStay MacKay Emerging Markets Debt Fund

sales charges retained on sales of Class A and Investor Class shares were $9,994 and 2,648, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,200, $15, $2,579 and $633, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$63,541
Investor Class	31,668
Class B	9,537
Class C	46,729
Class I	11,475

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$225,576	0.2%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$156,059,386	$4,520,026	$(7,069,051)	$(2,549,025)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $9,191,064 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$409	$8,782

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$5,951,074
Return of Capital	1,741,165
Total	$7,692,239

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

27

Notes to Financial Statements (Unaudited) (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $48,976 and $68,727, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	496,936	$5,324,856
Shares issued to shareholders in reinvestment of dividends and distributions	169,869	1,801,766
Shares redeemed	(1,151,369)	(12,317,881)

Net increase (decrease) in shares outstanding before conversion	(484,564)	(5,191,259)
Shares converted into Class A (See Note 1)	78,524	841,030
Shares converted from Class A (See Note 1)	(29,849)	(313,431)

Net increase (decrease)	(435,889)	$(4,663,660)

Year ended October 31, 2017:
Shares sold	1,720,190	$18,241,855
Shares issued to shareholders in reinvestment of dividends and distributions	391,795	4,118,552
Shares redeemed	(3,187,906)	(33,535,669)

Net increase (decrease) in shares outstanding before conversion	(1,075,921)	(11,175,262)
Shares converted into Class A (See Note 1)	845,728	9,165,350
Shares converted from Class A (See Note 1)	(65,390)	(688,356)

Net increase (decrease)	(295,583)	$(2,698,268)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	63,646	$688,761
Shares issued to shareholders in reinvestment of dividends and distributions	28,470	304,696
Shares redeemed	(115,493)	(1,245,992)

Net increase (decrease) in shares outstanding before conversion	(23,377)	(252,535)
Shares converted into Investor Class (See Note 1)	55,675	594,692
Shares converted from Investor Class (See Note 1)	(67,539)	(729,949)

Net increase (decrease)	(35,241)	$(387,792)

Year ended October 31, 2017:
Shares sold	206,404	$2,189,642
Shares issued to shareholders in reinvestment of dividends and distributions	97,225	1,028,872
Shares redeemed	(926,723)	(9,604,953)

Net increase (decrease) in shares outstanding before conversion	(623,094)	(6,386,439)
Shares converted into Investor Class (See Note 1)	101,894	1,087,744
Shares converted from Investor Class (See Note 1)	(829,412)	(9,072,093)

Net increase (decrease)	(1,350,612)	$(14,370,788)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	8,153	$84,892
Shares issued to shareholders in reinvestment of dividends and distributions	6,406	66,694
Shares redeemed	(72,148)	(756,203)

Net increase (decrease) in shares outstanding before conversion	(57,589)	(604,617)
Shares converted from Class B (See Note 1)	(37,368)	(392,342)

Net increase (decrease)	(94,957)	$(996,959)

Year ended October 31, 2017:
Shares sold	38,191	$390,440
Shares issued to shareholders in reinvestment of dividends and distributions	21,259	218,872
Shares redeemed	(150,945)	(1,558,335)

Net increase (decrease) in shares outstanding before conversion	(91,495)	(949,023)
Shares converted from Class B (See Note 1)	(72,105)	(749,331)

Net increase (decrease)	(163,600)	$(1,698,354)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	67,891	$713,618
Shares issued to shareholders in reinvestment of dividends and distributions	32,619	339,786
Shares redeemed	(326,314)	(3,435,560)

Net increase (decrease) in shares outstanding before conversion	(225,804)	(2,382,156)
Shares converted from Class C (See Note 1)	(1,151)	(12,281)

Net increase (decrease)	(226,955)	$(2,394,437)

Year ended October 31, 2017:
Shares sold	234,518	$2,424,850
Shares issued to shareholders in reinvestment of dividends and distributions	94,874	978,127
Shares redeemed	(1,144,331)	(11,808,340)

Net increase (decrease) in shares outstanding before conversion	(814,939)	(8,405,363)
Shares converted from Class C (See Note 1)	(1,261)	(13,330)

Net increase (decrease)	(816,200)	$(8,418,693)

28	MainStay MacKay Emerging Markets Debt Fund

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	414,219	$4,408,516
Shares issued to shareholders in reinvestment of dividends and distributions	30,120	320,144
Shares redeemed	(1,224,454)	(12,953,061)

Net increase (decrease) in shares outstanding before conversion	(780,115)	(8,224,401)
Shares converted into Class I (See Note 1)	1,130	12,281

Net increase (decrease)	(778,985)	$(8,212,120)

Year ended October 31, 2017:
Shares sold	1,896,970	$20,446,306
Shares issued to shareholders in reinvestment of dividends and distributions	51,546	546,482
Shares redeemed	(1,196,200)	(12,595,372)

Net increase (decrease) in shares outstanding before conversion	752,316	8,397,416
Shares converted into Class I (See Note 1)	25,884	270,016

Net increase (decrease)	778,200	$8,667,432

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Emerging Markets Debt Fund (now known as the MainStay MacKay Emerging Markets Debt Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

30	MainStay MacKay Emerging Markets Debt Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the

Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services

32	MainStay MacKay Emerging Markets Debt Fund

provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay MacKay Emerging Markets Debt Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738550 MS126-18	MSEMD10-06/18 (NYLIM) NL020

MainStay MacKay Government Fund (Formerly known as MainStay Government Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–6.40 –1.99%	–5.62 –1.17%	–0.53 0.39%	1.99 2.46%	1.00 1.00%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.55 –2.14	–5.94 –1.50	–0.80 0.11	1.77 2.24	1.30 1.30
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–7.36 –2.52	–7.08 –2.25	–1.01 –0.64	1.49 1.49	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–3.37 –2.40	–3.10 –2.13	–0.61 –0.61	1.49 1.49	2.05 2.05
Class I Shares	No Sales Charge		1/2/2004	–1.84	–0.80	0.66	2.75	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Government Bond Index[4]	–1.78%	–1.04%	0.74%	2.77%
Morningstar Intermediate Government Category Average[5]	–1.84	–1.25	0.59	2.76

4.	The Bloomberg Barclays U.S. Government Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$980.10	$4.91	$1,019.80	$5.01	1.00%

Investor Class Shares	$1,000.00	$978.60	$6.52	$1,018.20	$6.66	1.33%

Class B Shares	$1,000.00	$974.80	$10.18	$1,014.50	$10.39	2.08%

Class C Shares	$1,000.00	$976.00	$10.19	$1,014.50	$10.39	2.08%

Class I Shares	$1,000.00	$981.60	$3.68	$1,021.10	$3.76	0.75%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Tennessee Valley Authority, 4.65%, due 6/15/35

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%, due 6/1/45
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/41

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%, due 4/1/43

9.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 8/1/43

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

8	MainStay MacKay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Government Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Government Fund returned –1.99% for Class A shares, –2.14% for Investor Class shares, –2.52% for Class B shares and –2.40% for Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned –1.84%. For the six months ended April 30, 2018, all share classes underperformed the –1.78% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class I shares performed in line with—and all other share classes underperformed—the –1.84% return of the Morningstar Intermediate Government Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Government Fund was renamed MainStay MacKay Government Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index was affected primarily by four factors: duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

During the reporting period, the spread5 between the 2- and 30-year U.S. Treasury benchmark yields narrowed. This flattening of the yield curve detracted from the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index, which was more concentrated in longer-duration securities.

The Fund’s duration was shorter than that of the Bloomberg Barclays U.S. Government Bond Index during the reporting period. As a result, the Fund was less sensitive to changes in U.S. Treasury yields than the benchmark and longer-duration peers. The short-duration posture was beneficial for the Fund’s relative performance, as yields rose across the yield curve.

Agency mortgage pass-through securities6 were the largest class of securities in the Fund. The Fund’s commitment to agency mortgage pass-through securities imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit was reinforced by the outperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities. The Federal Reserve slowed the pace of reinvestment of principal runoff from its sizeable mortgage position, but investors took the news in stride. The Fund’s strong commitment to mortgage-backed securities helped the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index, which holds no mortgage-backed securities.

As mortgage rates rise and refinancing opportunities fade, the primary driver of the mortgage market transitions from refinancing to housing turnover and prepayment speeds tend to slow. We moderate the effect of slower prepayments by owning mortgage securities backed by loans whose borrowers are less responsive to mortgage rate changes. This contributed positively to the Fund’s relative performance.

The Fund benefited from mortgage securities backed by 30-year loans because longer loan terms offered exposure to a broader segment of the U.S. Treasury yield curve. Their wide cash-flow window, in turn, aligned well with a flatter yield curve. As a consequence, the yield-curve trajectory during the reporting period would have been less promising for peers with larger commitments to mortgage securities backed by shorter-term loans, such as 10- or 20-year loans.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration extended from 4.60 to 5.25 years during the reporting period. Over the same period, the Bloomberg Barclays U.S. Government Bond Index’s duration fell from 6.1 to 5.9 years. Having a shorter duration than the benchmark helped the Fund’s relative performance because U.S. Treasury yields rose, on average, across the yield curve. The Fund’s duration extension signaled the propensity of mortgage-backed securities to lengthen as residential mortgage rates rise and refinancing opportunities abate.

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

During the reporting period, which aspects of the Fund’s positioning were the strongest positive contributors to the Fund’s relative performance and which aspects detracted the most?

Duration was the principal contributor to the Fund’s performance relative to the Bloomberg Barclays U.S. Government Bond Index. (Contributions take weightings and total returns into account.) Because the Fund was positioned to be less sensitive to changes in U.S. Treasury yields, it benefited as U.S. Treasury yields rose during the reporting period.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities contributed to the Fund’s absolute and relative performance.

The Fund’s commitment to mortgage-backed securities, which outperformed comparable-duration U.S. Treasury securities, contributed positively to performance relative to the benchmark. We favored mortgage-backed securities with stable cash flows, which better positioned the Fund to withstand higher mortgage rates. Most of the Fund’s residential mortgage exposure is taken through mortgage pass-through securities rather than collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better predictability of CMO cash-flows was excessive.

The reporting period highlighted a housing market buoyed by rising home prices (which promotes turnover) and higher mortgage rates (which dampens affordability). To mute the impact of this environment, the Fund emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to changes in mortgage rates, which helped the Fund’s relative performance. These “call-protected” pass-through securities can be a source of better value because the loan pools tend to be less responsive to mortgage rate volatility. This, in turn, stabilizes prepayment speeds and enables investors to preserve more of the security’s yield. A loan pool made up of smaller-balance loans (for example, a loan pool where no mortgage is larger than $150,000) is one instance of a mortgage-backed security with superior call protection.

We diversified a portion of the Fund away from agency mortgage-backed securities to avoid concentration risk, and this positioning benefited the Fund. Other investments in the Fund included agency debentures, commercial mortgage-backed securities and asset-backed securities.

Issue selection, specifically our willingness to favor Fannie Mae/Freddie Mac passthroughs over Ginnie Mae issues, also contributed positively to the Fund’s relative performance. Ginnie Mae prepayment rates accelerated as mortgage servicers actively refinanced loans. Another aspect of issue selection, our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms, had mixed results on the Fund’s relative performance. Loans with 30-year terms tend to be more sensitive to a flatter U.S. Treasury yield curve because they enjoy a wider cash-flow window (as described above), so these loans tended to outperform during the reporting period. When the flatter yield curve coincides with rising U.S. Treasury security yields, however, the benefits of a wider cash-flow window can be offset by the longer duration of the 30-year loans.

The flattening of the yield curve was a detractor from the Fund’s relative performance.

Did the Fund make any purchases or sales during the reporting period?

Sector exposures remained relatively stable during the reporting period. We were inclined to recycle mortgage prepayments back into the mortgage sector.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held underweight positions relative to the Bloomberg Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures and an overweight position in agency mortgage pass-through securities. As of the same date, the Fund held modestly overweight positions relative to the Index in asset-backed securities and commercial mortgage-backed securities. As of April 30, 2018, the Fund’s collective non-government exposure was about 5% of net assets, and the Fund held about 1% of net assets in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Government Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.8%† Asset-Backed Securities 1.3%
Other Asset-Backed Securities 0.2%
Small Business Administration Participation Certificates Series 2015-20G, Class 1 2.88%, due 7/1/35	$271,168	$267,795

Utilities 1.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,160,489	1,216,905

Total Asset-Backed Securities (Cost $1,443,611)		1,484,700

Corporate Bonds 0.9%
Electric 0.9%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,100,000	1,013,459

Total Corporate Bonds (Cost $1,099,958)		1,013,459

Mortgage-Backed Securities 2.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	1,055,000	1,027,886
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	600,251	630,670

		1,658,556

Residential Mortgages (Collateralized Mortgage Obligations) 0.8%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.519%, due 8/25/36 (b)	150,066	138,817
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.73% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(c)(d)(e)(f)	915,965	827,413

		966,230

Total Mortgage-Backed Securities (Cost $2,721,291)		2,624,786

	Principal Amount	Value

U.S. Government & Federal Agencies 94.3%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡(g)
Series 360, Class 2, IO 5.00%, due 8/25/35	$141,252	$29,686
Series 361, Class 2, IO 6.00%, due 10/25/35	29,505	6,973

		36,659

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 31.4%
2.50%, due 8/1/46	1,130,303	1,051,877
3.00%, due 4/1/45	2,178,059	2,109,402
♦3.00%, due 6/1/45	2,707,867	2,621,039
3.00%, due 7/1/45	1,209,518	1,170,077
3.00%, due 5/1/46	759,973	733,967
3.23% (1 Year Treasury Constant Maturity Rate + 2.25%), due 6/1/35 (d)	100,659	106,534
3.50%, due 10/1/25	221,292	224,279
3.50%, due 11/1/25	1,441,377	1,460,625
3.50%, due 4/1/42	739,665	740,552
3.50%, due 5/1/42	579,275	579,970
3.50%, due 7/1/42	289,820	290,168
3.50%, due 6/1/43	753,901	754,806
♦3.50%, due 8/1/43	2,407,004	2,409,889
3.50%, due 1/1/44	802,828	803,791
3.50%, due 5/1/44	259,065	259,376
3.50%, due 3/1/45	995,559	993,054
3.50%, due 12/1/45	426,396	425,323
3.50%, due 5/1/46	612,075	609,779
3.597% (1 Year Treasury Constant Maturity Rate + 2.25%), due 2/1/37 (d)	37,297	39,108
3.673% (12 Month LIBOR + 1.625%), due 3/1/35 (d)	19,826	20,675
4.00%, due 3/1/25	559,155	579,637
4.00%, due 7/1/25	244,382	253,558
4.00%, due 8/1/31	93,630	96,839
4.00%, due 8/1/39	201,817	207,338
♦4.00%, due 12/1/40	2,248,334	2,312,950
♦4.00%, due 2/1/41	3,559,493	3,660,888
♦4.00%, due 3/1/41	3,747,443	3,855,358
4.00%, due 4/1/41	358,861	368,857
4.00%, due 1/1/42	1,949,834	2,005,962
4.00%, due 12/1/42	581,091	597,482
4.00%, due 11/1/43	173,966	178,143
4.00%, due 2/1/46	928,481	949,999
4.50%, due 3/1/41	450,018	474,937
4.50%, due 8/1/41	700,678	738,597
5.00%, due 1/1/20	26,820	26,965
5.00%, due 6/1/33	291,926	311,843

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.00%, due 8/1/33	$241,100	$257,443
5.00%, due 5/1/36	269,573	288,013
5.00%, due 10/1/39	621,566	670,497
5.50%, due 1/1/21	95,106	97,329
5.50%, due 11/1/35	278,619	308,115
5.50%, due 11/1/36	66,099	73,011
6.50%, due 4/1/37	59,541	67,068

		35,785,120

Federal National Mortgage Association (Mortgage Pass-Through Securities) 45.7%
2.00%, due 11/1/31	859,267	815,740
2.50%, due 2/1/43	745,866	698,436
3.00%, due 10/1/32	695,237	685,737
♦3.00%, due 4/1/43	2,485,674	2,418,466
3.00%, due 3/1/46	864,244	835,039
3.00%, due 9/1/46	2,198,924	2,110,221
3.00%, due 10/1/46	1,675,572	1,607,917
3.00%, due 2/1/57	953,580	912,339
3.152% (6 Month LIBOR + 1.548%), due 11/1/34 (d)	82,627	85,458
3.339% (12 Month LIBOR + 1.59%), due 4/1/34 (d)	211,052	222,930
3.50%, due 11/1/25	723,987	734,058
3.50%, due 11/1/32	514,177	520,679
3.50%, due 2/1/41	1,496,936	1,497,364
♦3.50%, due 11/1/41	2,554,311	2,558,713
3.50%, due 12/1/41	289,282	289,156
3.50%, due 1/1/42	1,340,379	1,342,946
3.50%, due 3/1/42	1,626,680	1,627,150
3.50%, due 8/1/42	1,039,714	1,038,084
3.50%, due 12/1/42	671,457	673,315
3.50%, due 2/1/43	932,508	932,837
3.50%, due 5/1/43	514,113	513,623
3.50%, due 6/1/43	674,115	673,058
4.00%, due 9/1/31	917,120	948,190
4.00%, due 2/1/41	1,080,288	1,110,104
4.00%, due 3/1/41	1,615,138	1,665,008
4.00%, due 10/1/41	361,716	372,894
4.00%, due 3/1/42	960,232	985,498
4.00%, due 4/1/42	454,057	466,053
4.00%, due 6/1/42	1,385,148	1,419,956
4.00%, due 7/1/42	1,211,517	1,241,840
4.50%, due 11/1/18	41,300	41,604
4.50%, due 6/1/23	181,595	187,259
4.50%, due 5/1/39	447,663	472,401
4.50%, due 6/1/39	1,348,097	1,422,386
4.50%, due 7/1/39	1,489,589	1,575,550
4.50%, due 8/1/39	1,201,389	1,267,753

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 9/1/40	$1,059,079	$1,120,478
4.50%, due 12/1/40	1,409,177	1,482,959
♦4.50%, due 1/1/41	2,397,262	2,536,441
4.50%, due 2/1/41	760,899	802,066
4.50%, due 8/1/41	537,202	566,498
4.50%, due 12/1/43	327,756	343,348
5.00%, due 9/1/20	2,746	2,790
5.00%, due 11/1/33	297,743	320,688
5.00%, due 6/1/35	270,456	290,414
5.00%, due 10/1/35	111,467	119,706
5.00%, due 1/1/36	55,906	59,968
5.00%, due 2/1/36	410,077	440,366
5.00%, due 5/1/36	274,643	294,871
5.00%, due 6/1/36	50,656	54,256
5.00%, due 9/1/36	77,189	82,895
5.00%, due 3/1/40	747,558	805,977
5.00%, due 2/1/41	1,590,673	1,723,958
5.50%, due 6/1/19	73,786	74,285
5.50%, due 11/1/19	81,045	81,796
5.50%, due 4/1/21	175,789	179,784
5.50%, due 6/1/33	841,016	923,043
5.50%, due 11/1/33	487,966	534,767
5.50%, due 12/1/33	593,074	649,846
5.50%, due 6/1/34	150,782	165,519
5.50%, due 12/1/34	43,892	47,987
5.50%, due 3/1/35	248,829	272,139
5.50%, due 12/1/35	58,426	63,938
5.50%, due 4/1/36	170,259	186,388
5.50%, due 9/1/36	62,240	68,295
5.50%, due 7/1/37	186,929	208,632
6.00%, due 11/1/32	157,074	175,321
6.00%, due 1/1/33	117,611	131,180
6.00%, due 3/1/33	126,520	140,571
6.00%, due 9/1/34	48,420	53,827
6.00%, due 9/1/35	383,458	434,647
6.00%, due 10/1/35	179,464	202,660
6.00%, due 6/1/36	105,525	116,874
6.00%, due 11/1/36	208,591	232,901
6.00%, due 4/1/37	21,662	22,516
6.50%, due 10/1/31	93,880	104,589
6.50%, due 2/1/37	32,882	36,633

		52,125,579

Government National Mortgage Association (Mortgage Pass-Through Securities) 10.0%
3.00%, due 6/20/46	761,862	740,801
3.50%, due 12/20/46	1,401,396	1,409,087
4.00%, due 7/15/39	274,418	280,821
4.00%, due 9/20/40	1,230,213	1,274,844
4.00%, due 11/20/40	219,502	227,540

12	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 1/15/41	$1,232,590	$1,267,468
♦4.00%, due 10/15/41	2,873,888	2,987,567
4.00%, due 6/20/47	974,645	988,610
4.50%, due 5/20/40	1,118,764	1,174,058
5.00%, due 2/20/41	272,526	291,011
6.00%, due 8/15/32	243,282	274,250
6.00%, due 12/15/32	92,541	103,151
6.50%, due 8/15/28	85,738	95,899
6.50%, due 4/15/31	237,778	266,473

		11,381,580

Overseas Private Investment Corporation 1.6%
5.142%, due 12/15/23	1,697,930	1,775,033

Tennessee Valley Authority 5.6%
♦4.65%, due 6/15/35	5,605,000	6,448,266

Total U.S. Government & Federal Agencies (Cost $107,527,560)		107,552,237

Total Long-Term Bonds (Cost $112,792,420)		112,675,182

Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $1,237,313 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/22, with a Principal Amount of $1,315,000 and a Market Value of $1,265,277)	1,237,287	1,237,287

Total Short-Term Investment (Cost $1,237,287)		1,237,287

Total Investments (Cost $114,029,707)	99.9%	113,912,469
Other Assets, Less Liabilities	0.1	150,214
Net Assets	100.0%	$114,062,683

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2018.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

(e)	Illiquid security—As of April 30, 2018, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $827,413, which represented 0.7% of the Fund’s net assets.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of the fair valued security was $827,413, which represented 0.7% of the Fund’s net assets.

(g)	Collateralized Mortgage Obligation Interest Only Strip - Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

The following abbreviations are used in the preceding pages:

IO—Interest Only

LIBOR—London Interbank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,484,700	$—	$1,484,700
Corporate Bonds	—	1,013,459	—	1,013,459
Mortgage-Backed Securities (b)	—	1,797,373	827,413	2,624,786
U.S. Government & Federal Agencies	—	107,552,237	—	107,552,237

Total Long-Term Bonds	—	111,847,769	827,413	112,675,182

Short-Term Investment
Repurchase Agreement	—	1,237,287	—	1,237,287

Total Investments in Securities	$—	$113,085,056	$827,413	$113,912,469

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $827,413 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$835,554	$321	$1,985	$53,623	$—	$(64,070)	$—	$—	$827,413	$46,163

Total	$835,554	$321	$1,985	$53,623	$—	$(64,070)	$—	$—	$827,413	$46,163

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $114,029,707)	$113,912,469
Receivables:
Interest	449,463
Fund shares sold	8,954
Investment securities sold	619
Other assets	49,441

Total assets	114,420,946

Liabilities
Payables:
Fund shares redeemed	180,509
Manager (See Note 3)	43,131
Professional fees	36,501
NYLIFE Distributors (See Note 3)	30,044
Shareholder communication	24,103
Transfer agent (See Note 3)	23,027
Custodian	5,420
Trustees	280
Dividend payable	14,584
Accrued expenses	664

Total liabilities	358,263

Net assets	$114,062,683

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$141,164
Additional paid-in capital	115,324,854

115,466,018
Undistributed net investment income	1,734
Accumulated net realized gain (loss) on investments	(1,287,831)
Net unrealized appreciation (depreciation) on investments	(117,238)

Net assets	$114,062,683

Class A
Net assets applicable to outstanding shares	$74,070,069

Shares of beneficial interest outstanding	9,179,632

Net asset value per share outstanding	$8.07
Maximum sales charge (4.50% of offering price)	0.38

Maximum offering price per share outstanding	$8.45

Investor Class
Net assets applicable to outstanding shares	$22,451,746

Shares of beneficial interest outstanding	2,770,452

Net asset value per share outstanding	$8.10
Maximum sales charge (4.50% of offering price)	0.38

Maximum offering price per share outstanding	$8.48

Class B
Net assets applicable to outstanding shares	$3,921,884

Shares of beneficial interest outstanding	485,900

Net asset value and offering price per share outstanding	$8.07

Class C
Net assets applicable to outstanding shares	$7,942,725

Shares of beneficial interest outstanding	984,548

Net asset value and offering price per share outstanding	$8.07

Class I
Net assets applicable to outstanding shares	$5,676,259

Shares of beneficial interest outstanding	695,861

Net asset value and offering price per share outstanding	$8.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,969,209
Other income	366

Total income	1,969,575

Expenses
Manager (See Note 3)	300,782
Distribution/Service—Class A (See Note 3)	97,209
Distribution/Service—Investor Class (See Note 3)	28,847
Distribution/Service—Class B (See Note 3)	21,498
Distribution/Service—Class C (See Note 3)	42,885
Transfer agent (See Note 3)	139,214
Registration	37,598
Professional fees	33,201
Shareholder communication	15,814
Custodian	5,535
Trustees	1,405
Miscellaneous	5,768

Total expenses before waiver/reimbursement	729,756
Expense waiver/reimbursement from Manager (See Note 3)	(29,444)

Net expenses	700,312

Net investment income (loss)	1,269,263

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(80,459)
Net change in unrealized appreciation (depreciation) on investments	(3,673,766)

Net realized and unrealized gain (loss) on investments	(3,754,225)

Net increase (decrease) in net assets resulting from operations	$(2,484,962)

16	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,269,263	$2,683,030
Net realized gain (loss) on investments	(80,459)	(609,487)
Net change in unrealized appreciation (depreciation) on investments	(3,673,766)	(3,841,831)

Net increase (decrease) in net assets resulting from operations	(2,484,962)	(1,768,288)

Dividends to shareholders:
From net investment income:
Class A	(903,279)	(1,689,227)
Investor Class	(229,572)	(634,565)
Class B	(26,640)	(58,276)
Class C	(53,141)	(129,650)
Class I	(83,686)	(224,077)

Total dividends to shareholders	(1,296,318)	(2,735,795)

Capital share transactions:
Net proceeds from sale of shares	2,726,926	27,812,690
Net asset value of shares issued to shareholders in reinvestment of dividends	1,194,824	2,523,795
Cost of shares redeemed	(14,222,667)	(71,575,286)

Increase (decrease) in net assets derived from capital share transactions	(10,300,917)	(41,238,801)

Net increase (decrease) in net assets	(14,082,197)	(45,742,884)

Net Assets
Beginning of period	128,144,880	173,887,764

End of period	$114,062,683	$128,144,880

Undistributed net investment income at end of period	$1,734	$28,789

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$8.33		$8.56	$8.51		$8.63	$8.57	$9.02

Net investment income (loss) (a)	0.09		0.17	0.17		0.20	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.25)		(0.22)	0.05		(0.10)	0.08	(0.41)

Total from investment operations	(0.16)		(0.05)	0.22		0.10	0.29	(0.22)

Less dividends and distributions:
From net investment income	(0.10)		(0.18)	(0.17)		(0.20)	(0.21)	(0.20)
From net realized gain on investments	—		—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.10)		(0.18)	(0.17)		(0.22)	(0.23)	(0.23)

Net asset value at end of period	$8.07		$8.33	$8.56		$8.51	$8.63	$8.57

Total investment return (b)	(1.99%)		(0.60%)	2.60%		1.17%	3.46%	(2.50%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27	% ††	2.07%	1.99	%(c)	2.38%	2.47%	2.17%
Net expenses	1.00	% ††	1.00%	0.98	%(d)	1.00%	0.98%	1.03%
Expenses (before waiver/reimbursement)	1.03	% ††	1.00%	0.99%		1.00%	0.98%	1.09%
Portfolio turnover rate (e)	7%		20%	41%		13%	14%	28%
Net assets at end of period (in 000’s)	$74,070		$82,828	$93,242		$90,119	$100,212	$143,234

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 1%, 6%, 16% and 7% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2016, and 2013, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$8.36		$8.59	$8.54		$8.66	$8.60	$9.05

Net investment income (loss) (a)	0.08		0.15	0.15		0.18	0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.26)		(0.23)	0.05		(0.10)	0.08	(0.42)

Total from investment operations	(0.18)		(0.08)	0.20		0.08	0.27	(0.24)

Less dividends and distributions:
From net investment income	(0.08)		(0.15)	(0.15)		(0.18)	(0.19)	(0.18)
From net realized gain on investments	—		—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.08)		(0.15)	(0.15)		(0.20)	(0.21)	(0.21)

Net asset value at end of period	$8.10		$8.36	$8.59		$8.54	$8.66	$8.60

Total investment return (b)	(2.14%)		(0.91%)	2.34%		0.88%	3.15%	(2.66%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95	% ††	1.77%	1.74	%(c)	2.11%	2.19%	2.01%
Net expenses	1.33	% ††	1.30%	1.23	%(d)	1.28%	1.26%	1.19%
Expenses (before waiver/reimbursement)	1.43	% ††	1.30%	1.24%		1.28%	1.26%	1.25%
Portfolio turnover rate (e)	7%		20%	41%		13%	14%	28%
Net assets at end of period (in 000’s)	$22,452		$24,187	$40,094		$42,444	$45,947	$50,200

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 1%, 6%, 16% and 7% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2016, and 2013, respectively.

18	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$8.33		$8.56	$8.51		$8.63	$8.57	$9.02

Net investment income (loss) (a)	0.05		0.08	0.08		0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.26)		(0.22)	0.05		(0.10)	0.08	(0.42)

Total from investment operations	(0.21)		(0.14)	0.13		0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.05)		(0.09)	(0.08)		(0.12)	(0.12)	(0.11)
From net realized gain on investments	—		—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.05)		(0.09)	(0.08)		(0.14)	(0.14)	(0.14)

Net asset value at end of period	$8.07		$8.33	$8.56		$8.51	$8.63	$8.57

Total investment return (b)	(2.52%)		(1.66%)	1.59%		0.14%	2.38%	(3.40%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	% ††	1.01%	0.99	%(c)	1.35%	1.44%	1.26%
Net expenses	2.08	% ††	2.05%	1.98	%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.18	% ††	2.05%	1.99%		2.03%	2.01%	2.00%
Portfolio turnover rate (e)	7%		20%	41%		13%	14%	28%
Net assets at end of period (in 000’s)	$3,922		$4,730	$7,154		$8,363	$10,550	$14,783

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 1%, 6%, 16% and 7% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2016, and 2013, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$8.32		$8.55	$8.50		$8.62	$8.56	$9.01

Net investment income (loss) (a)	0.05		0.08	0.08		0.12	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.25)		(0.22)	0.05		(0.10)	0.08	(0.42)

Total from investment operations	(0.20)		(0.14)	0.13		0.02	0.20	(0.31)

Less dividends and distributions:
From net investment income	(0.05)		(0.09)	(0.08)		(0.12)	(0.12)	(0.11)
From net realized gain on investments	—		—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.05)		(0.09)	(0.08)		(0.14)	(0.14)	(0.14)

Net asset value at end of period	$8.07		$8.32	$8.55		$8.50	$8.62	$8.56

Total investment return (b)	(2.40%)		(1.66%)	1.59%		0.14%	2.39%	(3.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	% ††	1.00%	0.99	%(c)	1.34%	1.44%	1.24%
Net expenses	2.08	% ††	2.05%	1.98	%(d)	2.03%	2.01%	1.94%
Expenses (before waiver/reimbursement)	2.18	% ††	2.05%	1.99%		2.03%	2.01%	2.00%
Portfolio turnover rate (e)	7%		20%	41%		13%	14%	28%
Net assets at end of period (in 000’s)	$7,943		$9,472	$19,338		$17,073	$11,226	$12,593

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 1%, 6%, 16% and 7% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2016, and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$8.42		$8.64	$8.59		$8.71	$8.65	$9.10

Net investment income (loss) (a)	0.10		0.20	0.19		0.22	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.25)		(0.22)	0.05		(0.09)	0.09	(0.41)

Total from investment operations	(0.15)		(0.02)	0.24		0.13	0.32	(0.20)

Less dividends and distributions:
From net investment income	(0.11)		(0.20)	(0.19)		(0.23)	(0.24)	(0.22)
From net realized gain on investments	—		—	—		(0.02)	(0.02)	(0.03)

Total dividends and distributions	(0.11)		(0.20)	(0.19)		(0.25)	(0.26)	(0.25)

Net asset value at end of period	$8.16		$8.42	$8.64		$8.59	$8.71	$8.65

Total investment return (b)	(1.84%)		(0.23%)	2.83%		1.41%	3.69%	(2.24%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53	% ††	2.33%	2.16	%(c)	2.57%	2.70%	2.42%
Net expenses	0.75	% ††	0.75%	0.73	%(d)	0.75%	0.73%	0.78%
Expenses (before waiver/reimbursement)	0.78	% ††	0.75%	0.74%		0.75%	0.73%	0.84%
Portfolio turnover rate (e)	7%		20%	41%		13%	14%	28%
Net assets at end of period (in 000’s)	$5,676		$6,926	$14,061		$4,492	$10,020	$3,561

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 1%, 6%, 16% and 7% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2016, and 2013, respectively.

20	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Government Fund (formerly known as MainStay Government Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale. Investor Class shares commenced operations on February 28, 2008. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to

21

Notes to Financial Statements (Unaudited) (continued)

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

22	MainStay MacKay Government Fund

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

23

Notes to Financial Statements (Unaudited) (continued)

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(J)  Government Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and

24	MainStay MacKay Government Fund

warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.00% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund except Class R6. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $300,782 and waived fees/reimbursed expenses in the amount of $29,444.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,411 and $1,488, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $13, $2,229 and $154, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc.,

25

Notes to Financial Statements (Unaudited) (continued)

pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$43,764
Investor Class	58,885
Class B	10,972
Class C	21,886
Class I	3,707

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$114,029,707	$2,490,253	$(2,607,491)	$(117,238)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $1,207,372 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$806	$401

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$2,735,795

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of U.S. government securities were $7,975 and $17,425, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $0 and $243, respectively.

26	MainStay MacKay Government Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	118,949	$970,385
Shares issued to shareholders in reinvestment of dividends and distributions	101,741	832,478
Shares redeemed	(1,018,939)	(8,372,469)

Net increase (decrease) in shares outstanding before conversion	(798,249)	(6,569,606)
Shares converted into Class A (See Note 1)	64,535	529,325
Shares converted from Class A (See Note 1)	(33,762)	(274,484)

Net increase (decrease)	(767,476)	$(6,314,765)

Year ended October 31, 2017:
Shares sold	442,066	$3,696,298
Shares issued to shareholders in reinvestment of dividends and distributions	185,394	1,545,806
Shares redeemed	(3,049,836)	(25,436,408)

Net increase (decrease) in shares outstanding before conversion	(2,422,376)	(20,194,304)
Shares converted into Class A (See Note 1)	1,563,241	13,077,517
Shares converted from Class A (See Note 1)	(92,688)	(772,095)

Net increase (decrease)	(951,823)	$(7,888,882)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	42,867	$353,341
Shares issued to shareholders in reinvestment of dividends and distributions	26,998	221,864
Shares redeemed	(194,824)	(1,606,787)

Net increase (decrease) in shares outstanding before conversion	(124,959)	(1,031,582)
Shares converted into Investor Class (See Note 1)	53,093	434,876
Shares converted from Investor Class (See Note 1)	(50,228)	(413,903)

Net increase (decrease)	(122,094)	$(1,010,609)

Year ended October 31, 2017:
Shares sold	130,052	$1,093,794
Shares issued to shareholders in reinvestment of dividends and distributions	73,026	611,415
Shares redeemed	(607,500)	(5,096,604)

Net increase (decrease) in shares outstanding before conversion	(404,422)	(3,391,395)
Shares converted into Investor Class (See Note 1)	169,422	1,419,001
Shares converted from Investor Class (See Note 1)	(1,539,319)	(12,939,187)

Net increase (decrease)	(1,774,319)	$(14,911,581)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	8,093	$66,326
Shares issued to shareholders in reinvestment of dividends and distributions	3,027	24,782
Shares redeemed	(59,543)	(489,370)

Net increase (decrease) in shares outstanding before conversion	(48,423)	(398,262)
Shares converted from Class B (See Note 1)	(33,641)	(275,814)

Net increase (decrease)	(82,064)	$(674,076)

Year ended October 31, 2017:
Shares sold	39,552	$330,200
Shares issued to shareholders in reinvestment of dividends and distributions	6,476	53,997
Shares redeemed	(212,714)	(1,777,702)

Net increase (decrease) in shares outstanding before conversion	(166,686)	(1,393,505)
Shares converted from Class B (See Note 1)	(101,530)	(847,690)

Net increase (decrease)	(268,216)	$(2,241,195)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	69,972	$574,441
Shares issued to shareholders in reinvestment of dividends and distributions	5,568	45,565
Shares redeemed	(228,884)	(1,880,927)

Net increase (decrease)	(153,344)	$(1,260,921)

Year ended October 31, 2017:
Shares sold	130,417	$1,087,194
Shares issued to shareholders in reinvestment of dividends and distributions	12,652	105,425
Shares redeemed	(1,266,564)	(10,556,654)

Net increase (decrease)	(1,123,495)	$(9,364,035)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	91,070	$762,433
Shares issued to shareholders in reinvestment of dividends and distributions	8,477	70,135
Shares redeemed	(226,650)	(1,873,114)

Net increase (decrease)	(127,103)	$(1,040,546)

Year ended October 31, 2017:
Shares sold	2,565,649	$21,605,204
Shares issued to shareholders in reinvestment of dividends and distributions	24,623	207,152
Shares redeemed	(3,402,111)	(28,707,918)

Net increase (decrease) in shares outstanding before conversion	(811,839)	(6,895,562)
Shares converted into Class I (See Note 1)	7,422	62,454

Net increase (decrease)	(804,417)	$(6,833,108)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting

27

Notes to Financial Statements (Unaudited) (continued)

change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay MacKay Government Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Government Fund (now known as the MainStay MacKay Government Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the

30	MainStay MacKay Government Fund

long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

32	MainStay MacKay Government Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737431 MS126-18	MSG10-06/18 (NYLIM) NL007

MainStay MacKay High Yield Corporate Bond Fund

(Formerly known as MainStay High Yield Corporate Bond Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–4.09 0.43%	–1.43 3.21%	3.56 4.52%	6.11 6.60%	0.98 0.98%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.08 0.44	–1.43 3.22	3.52 4.47	6.06 6.55	1.03 1.03
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–4.69 0.20	–2.31 2.56	3.40 3.72	5.76 5.76	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–0.78 0.20	1.58 2.55	3.68 3.68	5.76 5.76	1.78 1.78
Class I Shares	No Sales Charge		1/2/2004	0.57	3.47	4.78	6.88	0.73
Class R1 Shares	No Sales Charge		6/29/2012	0.52	3.37	4.68	5.91	0.83
Class R2 Shares	No Sales Charge		5/1/2008	0.39	3.11	4.38	6.50	1.08
Class R3 Shares	No Sales Charge		2/29/2016	0.27	2.89	10.24	10.24	1.33
Class R6 Shares	No Sales Charge		6/17/2013	0.64	3.64	5.32	5.32	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
ICE BofA Merrill Lynch U.S. High Yield Constrained Index[4]	–0.23%	3.22%	4.77%	7.83%
Credit Suisse High Yield Index[5]	–0.16	3.06	4.68	7.48
Morningstar High Yield Bond Category Average[6]	–0.34	2.63	3.57	6.32

4.	The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Credit Suisse High Yield Index is the Fund’s secondary benchmark. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody’s. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,004.30	$4.92	$1,019.90	$4.96	0.99%

Investor Class Shares	$1,000.00	$1,004.40	$5.12	$1,019.70	$5.16	1.03%

Class B Shares	$1,000.00	$1,002.00	$8.84	$1,016.00	$8.90	1.78%

Class C Shares	$1,000.00	$1,002.00	$8.84	$1,016.00	$8.90	1.78%

Class I Shares	$1,000.00	$1,005.70	$3.68	$1,021.10	$3.71	0.74%

Class R1 Shares	$1,000.00	$1,005.20	$4.18	$1,020.60	$4.21	0.84%

Class R2 Shares	$1,000.00	$1,003.90	$5.42	$1,019.40	$5.46	1.09%

Class R3 Shares	$1,000.00	$1,002.70	$6.65	$1,018.10	$6.71	1.34%

Class R6 Shares	$1,000.00	$1,006.40	$2.94	$1,021.90	$2.96	0.59%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–2/1/28

2.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%–5.875%, due 2/15/23–2/1/28

3.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

4.	HCA, Inc., 4.25%–8.36%, due 10/15/19–11/6/33

5.	Exide Technologies

6.	Comstock Resources, Inc., 7.75%–10.00%, due 4/1/19–6/15/20

7.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

8.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

9.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–11/15/28

10.	Stone Energy Corp.

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay High Yield Corporate Bond Fund returned 0.43% for Class A shares, 0.44% for Investor Class shares and 0.20% for both Class B and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.57%, Class R1 shares returned 0.52%, Class R2 shares returned 0.39%, Class R3 shares returned 0.27% and Class R6 shares returned 0.64%. For the six months ended April 30, 2018, all share classes outperformed the –0.23% return of the ICE BofA Merrill Lynch U.S. High Yield Constrained Index,1 which is the Fund’s primary benchmark; the –0.16% return of the Credit Suisse High Yield Index,1 which is the Fund’s secondary benchmark; and the –0.34% return of the Morningstar High Yield Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay High Yield Corporate Bond Fund was renamed MainStay MacKay High Yield Corporate Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

Fears of rising interest rates underscored the U.S. high-yield market’s returns. During the reporting period, the ICE BofA Merrill Lynch U.S. High Yield Constrained Index returned –0.23%. Over the same period, higher-quality high-yield bonds were the worst performers. Bonds rated BB3 returned –1.43% during the reporting period, while bonds rated B4 gained 0.30%. Bonds rated CCC5 significantly outperformed the market, returning 2.43%. Investment-grade corporate bonds underperformed high-yield bonds during the reporting period, as the ICE BofA Merrill Lynch U.S. Corporate Index6 returned –2.34%.

The dispersion in high-yield returns during the reporting period was even more pronounced when bonds were viewed by maturity. Longer-maturity bonds materially underperformed as investor complacency toward interest-rate risk receded. Bonds with maturities greater than 10 years returned –1.20%. Short-duration high-yield bonds performed relatively well, gaining 1.14% during the reporting period.

What was the Fund’s duration7 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning during the reporting period resulted from our bottom-up investment process. During the reporting period, the Fund’s duration was shorter than that of the ICE BofA Merrill Lynch U.S. High Yield Constrained Index. As of April 30, 2018, the Fund’s modified duration to worst8 was approximately 3.3 years. The Fund’s shorter duration relative to the benchmark contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.)

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

Security selection in the basic industry and capital goods sectors contributed positively to the Fund’s performance relative to the ICE BofA Merrill Lynch U.S. High Yield Constrained Index. In the energy sector, security selection was positive in the energy—exploration & production and the oil field equipment & services industries. In particular, the Fund’s positions in California Resources and Comstock Resources significantly outperformed the benchmark.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar High Yield Bond Category Average.
3.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	The ICE BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

The Fund’s underweight position and security selection in the health care sector detracted from the Fund’s performance relative to the ICE BofA Merrill Lynch U.S. High Yield Constrained Index. Security selection in the telecommunications sector also modestly detracted from the Fund’s performance relative to the benchmark.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased new-issue bonds of telecommunications company T-Mobile. The company has strategically important assets and has grown free cash flow with moderate leverage relative to its peers. The Fund also purchased new-issue bonds of Netflix. Netflix is a large strategic Internet entertainment company with a growing international subscriber base.

During the reporting period, the Fund reduced its exposure to the bonds of pharmaceuticals company Endo. This reduction was driven by concerns over negative trends in generic drug pricing.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the Fund’s sector weightings. There were small increases in the Fund’s weightings in the media and capital goods industries because of valuations and yield levels that we found attractive. During the reporting period, the Fund reduced its exposure to the basic industry and technology sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the ICE BofA Merrill Lynch U.S. High Yield Constrained Index in the automotive, basic industry and consumer goods sectors. As of the same date, the Fund held underweight positions relative to the Index in the banking, health care and technology sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 92.0%† Convertible Bonds 1.4%
Auto Parts & Equipment 0.7%
♦Exide Technologies (a)(b)(c)(d)(e)
7.00% (7.00% PIK), due 4/30/25	$82,788,373	$44,540,145
7.25% (7.25% PIK), due 4/30/25	19,977,200	21,475,490

		66,015,635

Media 0.2%
DISH Network Corp. 3.375%, due 8/15/26	16,410,000	14,933,445

Mining 0.0%‡
Aleris International, Inc. 6.00%, due 6/1/20 (a)(c)(d)(f)	11,797	10,924

Oil & Gas 0.5%
♦Comstock Resources, Inc. (b)
7.75% (7.75% PIK), due 4/1/19	14,477,161	14,121,790
9.50% (9.50% PIK), due 6/15/20	34,333,506	34,116,312

		48,238,102

Total Convertible Bonds (Cost $145,736,642)		129,198,106

Corporate Bonds 89.6%
Advertising 0.7%
Lamar Media Corp.
5.375%, due 1/15/24	5,515,000	5,639,088
5.75%, due 2/1/26	13,582,000	14,040,392
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	12,600,000	12,789,000
5.625%, due 2/15/24	28,906,000	29,213,849

		61,682,329

Aerospace & Defense 1.4%
BBA U.S. Holdings, Inc. 5.375%, due 5/1/26 (e)	8,835,000	8,884,299
KLX, Inc. 5.875%, due 12/1/22 (e)	21,990,000	22,952,062
Orbital ATK, Inc.
5.25%, due 10/1/21	5,235,000	5,339,700
5.50%, due 10/1/23	14,135,000	14,806,413
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	10,035,000	10,311,214
TransDigm, Inc.
6.00%, due 7/15/22	6,935,000	7,021,688
6.50%, due 7/15/24	27,691,000	28,158,286
6.50%, due 5/15/25	6,830,000	6,949,525

	Principal Amount	Value
Aerospace & Defense (continued)
Triumph Group, Inc. 7.75%, due 8/15/25	$18,015,000	$18,465,375

		122,888,562

Apparel 0.2%
William Carter Co. 5.25%, due 8/15/21	17,560,000	17,845,350

Auto Manufacturers 1.5%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	22,615,000	24,537,275
Ford Holdings LLC
9.30%, due 3/1/30	18,195,000	24,381,566
9.375%, due 3/1/20	1,695,000	1,870,541
Ford Motor Co. 9.98%, due 2/15/47	980,000	1,476,518
General Motors Financial Co., Inc. 6.75%, due 6/1/18	5,000,000	5,017,279
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (e)	17,880,000	18,192,900
McLaren Finance PLC 5.75%, due 8/1/22 (e)	25,035,000	25,037,504
Navistar International Corp. 6.625%, due 11/1/25 (e)	20,500,000	21,268,750
Wabash National Corp. 5.50%, due 10/1/25 (e)	17,590,000	17,150,250

		138,932,583

Auto Parts & Equipment 3.6%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (e)	20,005,000	18,704,675
Allison Transmission, Inc. 5.00%, due 10/1/24 (e)	3,000,000	2,946,600
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	15,621,000	15,616,314
6.25%, due 3/15/26	10,950,000	10,840,500
6.50%, due 4/1/27	14,000,000	13,925,800
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (e)	13,190,000	13,387,850
♦Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	103,353,241	90,434,086
Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	4,005,000	3,984,975
IHO Verwaltungs GmbH (b)(e)
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21	28,735,000	28,819,050
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23	27,055,000	26,581,537
4.75% (4.75% Cash or 5.5% PIK), due 9/15/26	20,145,000	19,288,838

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings or issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
International Automotive Components Group S.A. 9.125%, due 6/1/18 (e)	$13,980,000	$14,035,920
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	24,020,000	24,920,750
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	24,030,000	24,420,487
Tenneco, Inc. 5.00%, due 7/15/26	11,446,000	10,702,010
Titan International, Inc. 6.50%, due 11/30/23 (e)	5,370,000	5,450,550

		324,059,942

Banks 0.3%
CIT Group, Inc. 4.125%, due 3/9/21	4,000,000	4,004,200
Freedom Mortgage Corp. 8.25%, due 4/15/25 (e)	9,185,000	9,185,000
Provident Funding Associates, L.P. / PFG Finance Corp. 6.375%, due 6/15/25 (e)	14,750,000	14,832,305

		28,021,505

Biotechnology 0.3%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (e)	28,045,000	27,904,775

Building Materials 1.1%
BMC East LLC 5.50%, due 10/1/24 (e)	3,000,000	2,973,750
Gibraltar Industries, Inc. 6.25%, due 2/1/21	11,600,000	11,784,440
James Hardie International Finance DAC (e)
4.75%, due 1/15/25	10,700,000	10,432,500
5.00%, due 1/15/28	17,000,000	16,490,000
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (e)	5,000,000	4,850,000
6.125%, due 7/15/23	35,515,000	36,303,433
8.50%, due 4/15/22	17,520,000	18,943,500

		101,777,623

Chemicals 1.8%
Blue Cube Spinco, Inc.
9.75%, due 10/15/23	33,610,000	38,651,500
10.00%, due 10/15/25	26,425,000	30,983,312
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	21,525,000	22,063,125
NOVA Chemicals Corp. (e)
4.875%, due 6/1/24	19,795,000	19,151,663
5.25%, due 6/1/27	1,000,000	962,500

	Principal Amount	Value
Chemicals (continued)
Olin Corp. 5.50%, due 8/15/22	$19,094,000	$19,810,025
PolyOne Corp. 5.25%, due 3/15/23	32,754,000	33,531,907

		165,154,032

Commercial Services 4.6%
Ashtead Capital, Inc. (e)
4.375%, due 8/15/27	8,010,000	7,559,438
5.625%, due 10/1/24	18,785,000	19,348,550
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	26,923,000	26,653,770
6.375%, due 4/1/24 (e)	14,000,000	14,140,000
Cimpress N.V. 7.00%, due 4/1/22 (e)	35,845,000	37,189,187
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (e)	17,000,000	16,915,000
Gartner, Inc. 5.125%, due 4/1/25 (e)	32,981,000	33,053,558
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	7,000,000	7,140,000
IHS Markit, Ltd. (e)
4.75%, due 2/15/25	13,010,000	13,076,351
5.00%, due 11/1/22	60,020,000	62,120,700
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	14,976,000	15,163,200
Laureate Education, Inc. 8.25%, due 5/1/25 (e)	11,015,000	11,841,125
Matthews International Corp. 5.25%, due 12/1/25 (e)	10,000,000	9,800,000
Nielsen Co. Luxembourg S.A.R.L. (e)
5.00%, due 2/1/25	28,027,000	27,606,595
5.50%, due 10/1/21	4,500,000	4,567,500
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	13,715,000	13,732,692
5.00%, due 4/15/22 (e)	61,935,000	62,405,706
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (e)	12,920,000	12,855,400
United Rentals North America, Inc.
4.625%, due 7/15/23	10,600,000	10,759,000
4.875%, due 1/15/28	5,000,000	4,737,500
WEX, Inc. 4.75%, due 2/1/23 (e)	3,823,000	3,846,894

		414,512,166

Computers 0.3%
NCR Corp. 6.375%, due 12/15/23	25,370,000	26,257,950

12	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
4.70%, due 5/19/21	$28,000,000	$27,755,000
4.70%, due 5/24/22	20,713,000	20,186,890

		47,941,890

Distribution & Wholesale 0.1%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (e)	21,080,000	11,119,700

Diversified Financial Services 3.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, due 10/30/20	9,250,000	9,488,015
5.00%, due 10/1/21	15,360,000	15,954,556
Credit Acceptance Corp.
6.125%, due 2/15/21	8,362,000	8,403,810
7.375%, due 3/15/23	25,095,000	26,224,275
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (e)	8,000,000	8,042,892
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, due 8/15/24 (e)	11,250,000	11,151,563
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	20,070,000	20,070,000
5.25%, due 10/1/25	5,700,000	5,429,250
5.875%, due 8/1/21	25,700,000	26,149,750
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	18,090,000	18,700,538
LPL Holdings, Inc. 5.75%, due 9/15/25 (e)	25,445,000	24,681,650
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 8/1/18	10,000,000	10,040,000
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (e)	13,000,000	13,422,500
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	19,000,000	19,380,000
Quicken Loans, Inc. (e)
5.25%, due 1/15/28	7,500,000	6,843,750
5.75%, due 5/1/25	6,000,000	5,880,000
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	26,865,000	27,864,378
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (e)	11,430,000	11,658,600

		269,385,527

	Principal Amount	Value
Electric 2.3%
Calpine Corp. (e)
5.875%, due 1/15/24	$20,321,000	$20,435,306
6.00%, due 1/15/22	24,773,000	25,330,393
♦GenOn Energy, Inc. (g)(h)
7.875%, due 6/15/17	81,632,000	68,162,720
9.50%, due 10/15/18	59,085,000	48,154,275
NRG Energy, Inc.
6.25%, due 7/15/22	3,000,000	3,075,000
6.25%, due 5/1/24	5,340,000	5,520,225
6.625%, due 1/15/27	14,015,000	14,417,931
NRG REMA LLC Series C 9.681%, due 7/2/26 (g)(h)	38,680,000	23,788,200
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,927,000	2,932,548

		211,816,598

Electrical Components & Equipment 0.7%
General Cable Corp. 5.75%, due 10/1/22	48,705,000	50,007,859
WESCO Distribution, Inc. 5.375%, due 12/15/21	14,549,000	14,767,235

		64,775,094

Electronics 0.1%
Itron, Inc. 5.00%, due 1/15/26 (e)	11,330,000	11,131,725

Engineering & Construction 0.5%
Tutor Perini Corp. 6.875%, due 5/1/25 (e)	10,010,000	10,257,247
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	26,379,000	26,049,262
6.625%, due 8/15/25 (e)	11,015,000	10,684,550

		46,991,059

Entertainment 0.8%
Boyne USA, Inc. 7.25%, due 5/1/25 (e)	12,500,000	12,910,000
Churchill Downs, Inc. 4.75%, due 1/15/28 (e)	9,950,000	9,377,875
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	2,000,000	2,044,400
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	10,359,000	10,786,309
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (e)	18,020,000	18,023,604
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	23,000,000	22,195,000

		75,337,188

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 2.1%
B&G Foods, Inc.
4.625%, due 6/1/21	$9,500,000	$9,390,180
5.25%, due 4/1/25	31,515,000	28,836,225
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	50,750,000	47,705,000
Ingles Markets, Inc. 5.75%, due 6/15/23	14,332,000	14,296,170
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	25,080,000	24,703,800
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (e)	23,000,000	24,719,606
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (e)	16,324,000	18,527,740
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (e)	22,840,000	22,725,800

		190,904,521

Forest Products & Paper 0.9%
Mercer International, Inc.
5.50%, due 1/15/26 (e)	3,500,000	3,438,750
6.50%, due 2/1/24	10,998,000	11,437,920
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	52,580,000	63,096,000

		77,972,670

Gas 0.9%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	6,575,000	6,459,938
5.625%, due 5/20/24	26,531,000	26,398,345
5.75%, due 5/20/27	20,060,000	19,307,750
5.875%, due 8/20/26	24,425,000	24,241,812
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	6,000,000	5,992,500

		82,400,345

Health Care—Products 0.6%
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, due 6/15/21 (e)	18,615,000	18,638,269
Halyard Health, Inc. 6.25%, due 10/15/22	9,331,000	9,587,602
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	9,040,000	9,333,800
Hologic, Inc. (e)
4.375%, due 10/15/25	11,150,000	10,731,875
4.625%, due 2/1/28	2,000,000	1,910,000

		50,201,546

	Principal Amount	Value
Health Care—Services 5.0%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	$24,930,000	$25,186,779
6.50%, due 3/1/24	9,280,000	9,604,800
Centene Corp.
4.75%, due 1/15/25	6,965,000	6,773,463
5.625%, due 2/15/21	14,930,000	15,321,912
6.125%, due 2/15/24	23,817,000	24,948,307
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (e)	15,000,000	15,258,000
Fresenius Medical Care U.S. Finance II, Inc. (e)
5.625%, due 7/31/19	5,000,000	5,143,499
5.875%, due 1/31/22	2,600,000	2,772,445
♦HCA, Inc.
4.25%, due 10/15/19	5,000,000	5,037,500
5.25%, due 4/15/25	19,000,000	19,237,500
5.25%, due 6/15/26	11,805,000	11,864,025
5.375%, due 2/1/25	24,525,000	24,402,375
5.875%, due 3/15/22	12,030,000	12,676,613
5.875%, due 5/1/23	4,603,000	4,798,628
5.875%, due 2/15/26	19,500,000	19,743,750
7.50%, due 2/15/22	9,417,000	10,358,700
7.50%, due 12/15/23	1,500,000	1,646,250
7.50%, due 11/6/33	3,500,000	3,771,250
7.58%, due 9/15/25	8,020,000	8,741,800
7.69%, due 6/15/25	30,925,000	34,017,500
8.36%, due 4/15/24	4,524,000	5,112,120
HealthSouth Corp. 5.75%, due 11/1/24	18,575,000	18,900,062
Molina Healthcare, Inc. 5.375%, due 11/15/22	16,025,000	16,025,000
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (e)	60,250,000	61,455,000
Polaris Intermediate Corp. 8.50% (8.50% PIK), due 12/1/22 (b)(e)	20,000,000	20,300,000
Tenet Healthcare Corp.
4.625%, due 7/15/24 (e)	7,000,000	6,755,700
6.00%, due 10/1/20	8,000,000	8,256,400
6.75%, due 6/15/23	10,020,000	9,850,913
8.125%, due 4/1/22	26,975,000	28,087,719
WellCare Health Plans, Inc. 5.25%, due 4/1/25	13,310,000	13,377,881

		449,425,891

Home Builders 2.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. (e)
6.75%, due 8/1/25	5,496,000	5,303,640
6.875%, due 2/15/21	21,140,000	21,087,150
Brookfield Residential Properties, Inc. (e)
6.375%, due 5/15/25	6,665,000	6,756,644
6.50%, due 12/15/20	24,800,000	25,110,000

14	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	$37,996,000	$38,660,930
Century Communities, Inc.
5.875%, due 7/15/25	2,000,000	1,902,500
6.875%, due 5/15/22	35,546,000	36,612,380
M/I Homes, Inc. 5.625%, due 8/1/25	8,000,000	7,700,000
Mattamy Group Corp. 6.50%, due 10/1/25 (e)	12,915,000	12,882,712
New Home Co., Inc. 7.25%, due 4/1/22	20,030,000	20,531,351
Shea Homes, L.P. / Shea Homes Funding Corp. (e)
5.875%, due 4/1/23	5,365,000	5,411,944
6.125%, due 4/1/25	13,900,000	13,986,875
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21	715,000	720,362

		196,666,488

Household Products & Wares 0.9%
Prestige Brands, Inc. 6.375%, due 3/1/24 (e)	37,808,000	37,997,040
Spectrum Brands, Inc.
5.75%, due 7/15/25	12,492,000	12,480,133
6.125%, due 12/15/24	4,000,000	4,060,000
6.625%, due 11/15/22	24,090,000	24,933,150

		79,470,323

Insurance 1.6%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	27,640,000	27,432,265
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	5,435,000	6,637,979
Fidelity & Guaranty Life Holdings, Inc. (e)
5.50%, due 5/1/25	19,175,000	19,073,373
6.375%, due 4/1/21	27,178,000	27,642,744
HUB International, Ltd. 7.00%, due 5/1/26 (e)	21,000,000	21,026,250
MGIC Investment Corp. 5.75%, due 8/15/23	30,580,000	31,268,050
USIS Merger Sub, Inc. 6.875%, due 5/1/25 (e)	10,000,000	10,000,000

		143,080,661

Internet 1.9%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	12,046,000	12,332,093
♦Netflix, Inc.
4.875%, due 4/15/28 (e)	5,000,000	4,718,750

	Principal Amount	Value
Internet (continued)
Netflix, Inc. (continued)
5.50%, due 2/15/22	$25,265,000	$26,212,437
5.75%, due 3/1/24	34,961,000	36,228,336
5.875%, due 2/15/25	11,411,000	11,721,379
5.875%, due 11/15/28 (e)	23,185,000	23,127,038
Symantec Corp. 5.00%, due 4/15/25 (e)	15,125,000	15,194,322
VeriSign, Inc.
4.625%, due 5/1/23	6,615,000	6,631,538
4.75%, due 7/15/27	12,980,000	12,444,575
5.25%, due 4/1/25	25,661,000	26,334,601

		174,945,069

Iron & Steel 1.6%
Allegheny Ludlum LLC 6.95%, due 12/15/25	13,018,000	13,473,630
Allegheny Technologies, Inc. 7.875%, due 8/15/23	15,000,000	16,253,250
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (e)	53,225,000	55,487,062
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (e)	47,055,000	48,584,288
Commercial Metals Co. 5.75%, due 4/15/26 (e)	8,915,000	8,926,144

		142,724,374

Leisure Time 1.8%
Brunswick Corp. 4.625%, due 5/15/21 (e)	21,573,000	21,660,017
♦Carlson Travel, Inc. (e)
6.75%, due 12/15/23	72,516,000	71,065,680
9.50%, due 12/15/24	47,475,000	42,964,875
Vista Outdoor, Inc. 5.875%, due 10/1/23	31,402,000	29,282,365

		164,972,937

Lodging 0.9%
Choice Hotels International, Inc. 5.75%, due 7/1/22	25,470,000	26,934,525
Hilton Domestic Operating Co., Inc.
4.25%, due 9/1/24	7,220,000	6,938,059
5.125%, due 5/1/26 (e)	21,675,000	21,675,000
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	18,480,000	19,080,600
MGM Resorts International 6.75%, due 10/1/20	2,664,000	2,830,500

		77,458,684

Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, due 3/15/24 (e)	19,150,000	20,365,068

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	$9,000,000	$9,652,500
Tennant Co. 5.625%, due 5/1/25	12,165,000	12,395,283

		22,047,783

Media 6.7%
Altice Financing S.A. (e)
6.625%, due 2/15/23	5,000,000	5,000,000
7.50%, due 5/15/26	15,335,000	15,104,975
Altice France S.A. (e)
6.00%, due 5/15/22	3,060,000	3,015,997
6.25%, due 5/15/24	16,100,000	15,335,250
7.375%, due 5/1/26	7,000,000	6,781,250
Altice Luxembourg S.A. 7.75%, due 5/15/22 (e)	3,000,000	2,865,000
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (e)	20,225,000	20,250,281
Block Communications, Inc. 6.875%, due 2/15/25 (e)	38,347,000	38,538,735
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, due 2/1/28 (e)	41,215,000	38,057,107
5.125%, due 2/15/23	24,030,000	24,138,135
5.125%, due 5/1/23 (e)	12,000,000	12,056,400
5.125%, due 5/1/27 (e)	37,725,000	35,347,193
5.375%, due 5/1/25 (e)	5,025,000	4,940,203
5.75%, due 2/15/26 (e)	29,345,000	29,124,913
5.875%, due 4/1/24 (e)	23,715,000	24,044,639
5.875%, due 5/1/27 (e)	5,000,000	4,887,500
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 7/23/20	4,000,000	4,011,513
Cogeco Communications, Inc. 4.875%, due 5/1/20 (e)	1,620,000	1,628,100
DISH DBS Corp.
5.00%, due 3/15/23	5,000,000	4,331,250
5.875%, due 7/15/22	27,297,000	25,106,416
5.875%, due 11/15/24	29,700,000	25,282,125
6.75%, due 6/1/21	17,000,000	16,915,000
7.75%, due 7/1/26	15,875,000	14,436,328
Meredith Corp. 6.875%, due 2/1/26 (e)	32,500,000	32,864,000
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (e)	18,030,000	18,931,500
Quebecor Media, Inc. 5.75%, due 1/15/23	34,005,000	34,855,125

	Principal Amount	Value
Media (continued)
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (c)(d)(f)	$20,000,000	$20,200,000
Videotron, Ltd.
5.00%, due 7/15/22	20,449,000	20,883,541
5.125%, due 4/15/27 (e)	12,526,000	12,275,480
5.375%, due 6/15/24 (e)	21,850,000	22,450,875
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	75,875,000	77,582,187

		611,241,018

Metal Fabricate & Hardware 1.5%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	44,870,000	47,393,937
Novelis Corp. (e)
5.875%, due 9/30/26	34,850,000	34,588,625
6.25%, due 8/15/24	21,250,000	21,648,438
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (e)	18,775,000	19,338,250
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	16,190,000	16,797,125

		139,766,375

Mining 3.1%
Alcoa Nederland Holding B.V. (e)
6.75%, due 9/30/24	7,910,000	8,483,554
7.00%, due 9/30/26	15,600,000	17,004,000
Aleris International, Inc.
7.875%, due 11/1/20	43,612,000	42,957,820
9.50%, due 4/1/21 (e)	44,005,000	45,875,212
Constellium N.V. 5.875%, due 2/15/26 (e)	3,000,000	2,955,000
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (e)	13,760,000	13,722,848
Freeport McMoRan, Inc. 6.875%, due 2/15/23	68,126,000	73,065,135
Hecla Mining Co. 6.875%, due 5/1/21	31,623,000	32,018,288
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	9,500,000	10,521,250
Lundin Mining Corp. 7.875%, due 11/1/22 (e)	10,015,000	10,512,545
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (e)	20,370,000	20,359,815

		277,475,467

Miscellaneous—Manufacturing 1.2%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	19,270,000	19,233,965
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	26,950,000	26,983,687

16	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
EnPro Industries, Inc. 5.875%, due 9/15/22	$24,295,000	$25,023,850
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	17,876,000	18,099,450
Koppers, Inc. 6.00%, due 2/15/25 (e)	17,475,000	17,780,813

		107,121,765

Oil & Gas 7.7%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (e)	20,515,000	22,053,625
California Resources Corp.
5.00%, due 1/15/20	16,470,000	14,658,300
8.00%, due 12/15/22 (e)	28,535,000	24,540,100
Callon Petroleum Co. 6.125%, due 10/1/24	20,000,000	20,400,000
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 7.625%, due 1/15/22	4,161,000	4,098,585
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	3,140,000	3,171,400
CNX Resources Corp. 5.875%, due 4/15/22	4,998,000	5,022,990
♦Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (b)	68,735,000	71,742,156
Continental Resources, Inc. 5.00%, due 9/15/22	13,040,000	13,251,900
Delek Logistics Partners, L.P. 6.75%, due 5/15/25 (e)	10,445,000	10,366,663
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	7,000,000	7,122,500
Gulfport Energy Corp.
6.00%, due 10/15/24	43,999,000	41,799,050
6.375%, due 5/15/25	21,725,000	20,849,265
6.375%, due 1/15/26	5,000,000	4,801,250
6.625%, due 5/1/23	3,787,000	3,805,935
Matador Resources Co. 6.875%, due 4/15/23	12,665,000	13,234,925
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (e)	14,465,000	14,537,325
Murphy Oil Corp. 6.875%, due 8/15/24	9,590,000	10,153,413
Murphy Oil USA, Inc. 6.00%, due 8/15/23	23,635,000	24,373,594
Newfield Exploration Co.
5.625%, due 7/1/24	19,385,000	20,548,100
5.75%, due 1/30/22	14,140,000	14,847,000

	Principal Amount	Value
Oil & Gas (continued)
Oasis Petroleum, Inc. 6.875%, due 3/15/22	$5,000,000	$5,150,000
Parsley Energy LLC / Parsley Finance Corp. (e)
5.25%, due 8/15/25	14,125,000	14,089,688
5.625%, due 10/15/27	7,000,000	7,087,500
6.25%, due 6/1/24	6,100,000	6,374,500
PDC Energy, Inc. 6.125%, due 9/15/24	8,750,000	8,968,750
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (b)	70,730,926	55,523,777
QEP Resources, Inc. 5.625%, due 3/1/26	11,000,000	10,532,500
Range Resources Corp.
5.75%, due 6/1/21	23,225,000	23,805,625
5.875%, due 7/1/22	23,861,000	24,159,262
Rex Energy Corp. 8.00%, due 10/1/20 (g)(h)	116,480,000	32,614,400
RSP Permian, Inc. 6.625%, due 10/1/22	17,780,000	18,535,650
Southwestern Energy Co. 7.50%, due 4/1/26	20,400,000	20,961,000
SRC Energy, Inc. 6.25%, due 12/1/25 (e)	23,695,000	23,931,950
♦Stone Energy Corp. 7.50%, due 5/31/22 (f)	24,562,822	24,992,671
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)	26,710,000	19,631,850
Whiting Petroleum Corp. 6.625%, due 1/15/26 (e)	7,150,000	7,328,750
WPX Energy, Inc. 6.00%, due 1/15/22	30,158,000	31,439,715

		700,505,664

Oil & Gas Services 0.5%
Bristow Group, Inc. 8.75%, due 3/1/23 (e)	5,300,000	5,472,250
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	44,275,000	44,053,625

		49,525,875

Packaging & Containers 0.2%
Ball Corp. 4.875%, due 3/15/26	7,055,000	7,037,362
Berry Global, Inc. 4.50%, due 2/15/26 (e)	10,000,000	9,550,000
Sealed Air Corp. 5.50%, due 9/15/25 (e)	2,465,000	2,548,194

		19,135,556

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals 0.9%
Catalent Pharma Solutions, Inc. 4.875%, due 1/15/26 (e)	$12,250,000	$11,928,437
Endo Finance LLC 5.75%, due 1/15/22 (e)	4,000,000	3,280,000
Endo Finance LLC / Endo Finco, Inc. 5.375%, due 1/15/23 (e)	12,000,000	8,685,000
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (e)	3,667,000	3,896,188
Valeant Pharmaceuticals International 9.25%, due 4/1/26 (e)	32,975,000	33,634,500
Valeant Pharmaceuticals International, Inc. (e)
5.50%, due 11/1/25	8,000,000	7,960,000
7.50%, due 7/15/21	12,990,000	13,201,087

		82,585,212

Pipelines 3.9%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,906,900
9.625%, due 11/1/21	10,349,000	12,622,623
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	12,720,000	12,656,400
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	14,380,000	14,825,205
Cheniere Energy Partners, L.P. 5.25%, due 10/1/25 (e)	13,015,000	12,722,163
CNX Midstream Partners L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (e)	11,000,000	10,752,500
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	38,000,000	38,570,000
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (e)	18,000,000	18,045,000
MPLX, L.P.
4.875%, due 12/1/24	27,495,000	28,502,874
4.875%, due 6/1/25	30,580,000	31,657,283
5.50%, due 2/15/23	31,010,000	31,746,487
NGPL PipeCo LLC (e)
4.375%, due 8/15/22	8,875,000	8,830,625
4.875%, due 8/15/27	16,630,000	16,151,887
NuStar Logistics, L.P. 6.75%, due 2/1/21	13,715,000	14,229,313
Rockies Express Pipeline LLC 6.00%, due 1/15/19 (e)	15,000,000	15,262,500
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	20,065,000	21,790,776

	Principal Amount	Value
Pipelines (continued)
SemGroup Corp. 6.375%, due 3/15/25	$7,997,000	$7,617,143
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (e)	28,235,000	28,658,525
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.875%, due 4/15/26 (e)	17,385,000	17,258,089
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	13,000,000	12,935,000

		357,741,293

Real Estate 0.9%
CBRE Services, Inc. 5.25%, due 3/15/25	9,105,000	9,683,665
Howard Hughes Corp. 5.375%, due 3/15/25 (e)	29,390,000	29,316,525
Kennedy Wilson, Inc. 5.875%, due 4/1/24 (e)	12,000,000	11,820,000
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	8,805,000	8,672,925
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (e)	18,835,000	18,204,969

		77,698,084

Real Estate Investment Trusts 3.9%
Crown Castle International Corp.
4.875%, due 4/15/22	2,000,000	2,079,930
5.25%, due 1/15/23	76,518,000	80,721,887
CTR Partnership LP / CareTrust Capital Corp. 5.25%, due 6/1/25	10,005,000	9,879,938
♦Equinix, Inc.
5.375%, due 1/1/22	20,391,000	21,028,219
5.375%, due 4/1/23	17,525,000	18,006,938
5.375%, due 5/15/27	50,650,000	51,536,375
5.75%, due 1/1/25	36,737,000	38,114,637
5.875%, due 1/15/26	38,825,000	40,183,875
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	8,000,000	7,520,000
5.625%, due 5/1/24	63,960,000	65,240,479
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	20,025,000	18,973,688
Starwood Property Trust, Inc. 5.00%, due 12/15/21	5,000,000	5,059,850

		358,345,816

18	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail 3.8%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	$56,326,000	$56,185,185
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (e)	14,000,000	13,230,000
Cumberland Farms, Inc. 6.75%, due 5/1/25 (e)	20,775,000	21,554,062
Dollar Tree, Inc. 5.75%, due 3/1/23	14,690,000	15,324,608
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	43,301,000	43,409,252
Group 1 Automotive, Inc.
5.00%, due 6/1/22	16,040,000	16,084,912
5.25%, due 12/15/23 (e)	11,305,000	11,163,688
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (e)
4.75%, due 6/1/27	11,287,000	10,779,085
5.00%, due 6/1/24	21,705,000	21,705,000
5.25%, due 6/1/26	32,750,000	32,913,750
L Brands, Inc.
5.25%, due 2/1/28	6,000,000	5,617,500
5.625%, due 2/15/22	8,000,000	8,300,800
6.625%, due 4/1/21	10,030,000	10,656,875
Men’s Wearhouse, Inc. 7.00%, due 7/1/22	14,326,000	14,702,058
Penske Automotive Group, Inc. 5.75%, due 10/1/22	27,491,000	28,229,821
Rite Aid Corp.
6.125%, due 4/1/23 (e)	29,000,000	29,398,750
6.75%, due 6/15/21	3,000,000	3,056,250

		342,311,596

Semiconductors 0.5%
Micron Technology, Inc.
5.25%, due 1/15/24 (e)	10,412,000	10,833,686
5.50%, due 2/1/25	26,142,000	27,187,680
Qorvo, Inc. 6.75%, due 12/1/23	5,000,000	5,312,500

		43,333,866

Software 3.1%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (e)	43,650,000	44,132,332
Ascend Learning LLC 6.875%, due 8/1/25 (e)	27,000,000	27,472,500
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	20,475,000	21,703,500
First Data Corp. (e)
5.00%, due 1/15/24	3,500,000	3,526,250
7.00%, due 12/1/23	5,000,000	5,231,900

	Principal Amount	Value
Software (continued)
MSCI, Inc. (e)
4.75%, due 8/1/26	$11,290,000	$11,186,697
5.25%, due 11/15/24	30,022,000	30,622,440
5.75%, due 8/15/25	36,281,000	37,902,761
Open Text Corp. 5.875%, due 6/1/26 (e)	12,740,000	13,245,778
PTC, Inc. 6.00%, due 5/15/24	48,968,000	51,293,980
Quintiles IMS, Inc. 5.00%, due 10/15/26 (e)	30,113,000	29,698,946
RP Crown Parent LLC 7.375%, due 10/15/24 (e)	9,000,000	9,337,500

		285,354,584

Telecommunications 6.3%
CenturyLink, Inc. 5.80%, due 3/15/22	28,085,000	27,944,575
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	35,015,000	35,190,075
Frontier Communications Corp.
8.50%, due 4/1/26 (e)	2,415,000	2,348,588
10.50%, due 9/15/22	19,279,000	16,959,736
11.00%, due 9/15/25	33,071,000	25,381,992
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	21,850,000	21,358,375
6.625%, due 8/1/26	25,220,000	25,030,850
7.625%, due 6/15/21	31,530,000	33,815,925
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	20,020,000	19,319,300
Qualitytech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (e)	18,679,000	17,604,958
Sprint Capital Corp. 6.875%, due 11/15/28	74,535,000	76,025,700
Sprint Communications, Inc.
7.00%, due 3/1/20 (e)	25,490,000	26,828,225
9.00%, due 11/15/18 (e)	3,523,000	3,622,084
9.25%, due 4/15/22	16,831,000	19,271,495
Sprint Corp.
7.125%, due 6/15/24	3,000,000	3,108,750
7.875%, due 9/15/23	22,000,000	23,595,000
♦T-Mobile USA, Inc.
4.00%, due 4/15/22	5,000,000	5,000,000
4.50%, due 2/1/26	9,940,000	9,567,250
4.75%, due 2/1/28	28,185,000	27,122,425
5.125%, due 4/15/25	25,615,000	25,807,112
5.375%, due 4/15/27	20,175,000	20,401,969
6.00%, due 4/15/24	15,315,000	16,042,463
6.375%, due 3/1/25	37,982,000	39,881,100
6.50%, due 1/15/24	14,485,000	15,173,038
6.50%, due 1/15/26	29,000,000	30,821,780

		567,222,765

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Textiles 0.3%
Eagle Intermediate Global Holding B.V./ Ruyi US Finance LLC 7.50%, due 5/1/25 (e)	$28,430,000	$29,140,750

Toys, Games & Hobbies 0.2%
Mattel, Inc. 6.75%, due 12/31/25 (e)	19,150,000	18,644,440

Trucking & Leasing 0.3%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	23,480,000	23,832,200

Total Corporate Bonds (Cost $8,084,737,320)		8,131,154,284

Loan Assignments 1.0% (i)
Diversified Financial Services 0.1%
Jane Street Group LLC 2018 Term Loan B 5.651% (1 Month LIBOR + 3.75%), due 8/25/22 (a)	11,356,250	11,427,227

Metals & Mining 0.1%
Neenah Foundry Co. (a)(f)
2017 Term Loan 8.494% (2 Month LIBOR + 6.50%), due 12/13/22	5,362,500	5,308,875
2017 Term Loan 8.556% (2 Month LIBOR + 6.50%), due 12/13/22	5,500,000	5,445,000

		10,753,875

Retail 0.5%
Bass Pro Group LLC Term Loan B 6.901% (1 Month LIBOR + 5.00%), due 9/25/24	46,700,462	46,919,394

Retail Stores 0.1%
American Tire Distributors Holdings, Inc. 2015 Term Loan 6.244% (2 Month LIBOR + 4.25%), due 9/1/21	6,000,000	5,254,998

	Principal Amount	Value
Transportation 0.2%
Commercial Barge Line Co. 2015 1st Lien Term Loan 10.651% (1 Month LIBOR + 8.75%), due 11/12/20	$25,910,623	$15,067,027

Total Loan Assignments (Cost $92,838,219)		89,422,521

Total Long-Term Bonds (Cost $8,323,312,181)		8,349,774,911

	Shares
Common Stocks 1.0%
Auto Parts & Equipment 0.1%
♦Exide Technologies (a)(c)(d)(f)(j)	2,084,972	3,836,349

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (c)(d)(f)	446,020	423,719

Media 0.0%‡
ION Media Networks, Inc. (a)(c)(d)(f)	2,287	1,416,316

Metals & Mining 0.1%
Neenah Enterprises, Inc. (a)(c)(d)(f)(j)	720,961	8,644,323

Oil, Gas & Consumable Fuels 0.8%
PetroQuest Energy, Inc. (j)	908,262	512,169
Rex Energy Corp. (c)(j)	103,000	84,460
♦Stone Energy Corp. (f)(j)	2,074,193	73,841,270
Titan Energy LLC (j)	91,174	141,319

		74,579,218

Total Common Stocks (Cost $147,119,363)		88,899,925

Exchange-Traded Funds (j) 0.4%
iShares Gold Trust	618,700	7,807,994
SPDR Gold Shares	189,000	23,547,510

Total Exchange-Traded Funds (Cost $28,668,073)		31,355,504

	Principal Amount
Short-Term Investment 5.9%
Money Market Fund 5.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.63%	$538,489,688	538,489,688

Total Short-Term Investment (Cost $538,489,688)		538,489,688

Total Investments (Cost $9,037,589,305)	99.3%	9,008,520,028
Other Assets, Less Liabilities	0.7	62,484,552
Net Assets	100.0%	$9,071,004,580

20	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Illiquid security— As of April 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $191,065,811, which represented 2.1% of the Fund’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $190,981,351, which represented 2.1% of the Fund’s net assets.
(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Restricted security.

(g)	Issue in non-accrual status.

(h)	Issue in default.

(i)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

(j)	Non-income producing security.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$63,171,547	$66,026,559	$129,198,106
Corporate Bonds (c)	—	8,040,720,198	90,434,086	8,131,154,284
Loan Assignments (d)	—	67,241,419	22,181,102	89,422,521

Total Long-Term Bonds	—	8,171,133,164	178,641,747	8,349,774,911

Common Stocks (e)	74,579,218	423,719	13,896,988	88,899,925
Exchange-Traded Funds	31,355,504	—	—	31,355,504
Short-Term Investment
Money Market Fund	538,489,688	—	—	538,489,688

Total Investments in Securities	$644,424,410	$8,171,556,883	$192,538,735	$9,008,520,028

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $66,015,635 and $10,924 are held in Auto Parts & Equipment and Mining, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $90,434,086 is held in Auto Parts & Equipment within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $11,427,227 and $10,753,875 are held in Diversified Financial Services and Metals & Mining, respectively, within the Loan Assignments section of the Portfolio of Investments, which were valued by a pricing service without adjustment.

(e)	The Level 3 securities valued at $3,836,349, $1,416,316, and $8,644,323 are held in Auto Parts & Equipment, Media, and Metals & Mining, respectively, within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, a security with a market value of $423,719 transferred from Level 1 to Level 2 as the price of this security was based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2018 (c)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$54,577,221	$501,423	$—	$7,360,184	$3,576,807	(a)	$—		$—	$—	$66,015,635	$7,360,184
Mining	10,662	394	—	(132)	—		—		—	—	10,924	(132)
Corporate Bonds
Auto Parts & Equipment	80,579,460	907,911	—	5,320,528	3,626,187	(a)	—		—	—	90,434,086	5,320,528
Entertainment	36,312,500	—	853,300	(1,312,500)	—		(35,853,300)		—	—	—	—
Loan Assignments
Diversified Financial Services	—	1,030	—	96,357	11,329,840		—		—	—	11,427,227	96,357
Metals & Mining	—	7,167	1,309	(7,101)	10,890,000		(137,500	)(b)	—	—	10,753,875	(7,101)
Common Stocks
Auto Parts & Equipment	3,398,505	—	—	437,844	—		—		—	—	3,836,349	437,844
Lodging	423,719	—	—	—	—		—		—	(423,719)	—	—
Media	1,551,935	—	—	(135,619)	—		—		—	—	1,416,316	(135,619)
Metals & Mining	8,644,323	—	—	—	—		—		—	—	8,644,323	—

Total	$185,498,325	$1,417,925	$854,609	$11,759,561	$29,422,834		$(35,990,800)		$—	$(423,719)	$192,538,735	$13,072,061

(a)	Purchases include PIK securities.

(b)	Sales include principal reductions.

(c)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

22	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $9,037,589,305)	$9,008,520,028
Receivables:
Interest	143,016,256
Fund shares sold	13,767,869
Investment securities sold	1,036,583
Other assets	238,563

Total assets	9,166,579,299

Liabilities
Due to custodian	4,601,500
Payables:
Investment securities purchased	63,696,926
Fund shares redeemed	15,980,217
Manager (See Note 3)	4,049,740
NYLIFE Distributors (See Note 3)	1,341,805
Transfer agent (See Note 3)	1,075,518
Shareholder communication	475,439
Professional fees	142,871
Trustees	25,404
Custodian	21,896
Dividend payable	4,098,795
Accrued expenses	64,608

Total liabilities	95,574,719

Net assets	$9,071,004,580

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$16,101,344
Additional paid-in capital	9,325,275,173

9,341,376,517
Distributions in excess of net investment income	(40,181,124)
Accumulated net realized gain (loss) on investments	(201,121,536)
Net unrealized appreciation (depreciation) on investments	(29,069,277)

Net assets	$9,071,004,580

Class A
Net assets applicable to outstanding shares	$3,492,715,037

Shares of beneficial interest outstanding	620,059,752

Net asset value per share outstanding	$5.63
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$5.90

Investor Class
Net assets applicable to outstanding shares	$164,283,627

Shares of beneficial interest outstanding	28,932,599

Net asset value per share outstanding	$5.68
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price per share outstanding	$5.95

Class B
Net assets applicable to outstanding shares	$93,909,563

Shares of beneficial interest outstanding	16,751,074

Net asset value and offering price per share outstanding	$5.61

Class C
Net assets applicable to outstanding shares	$611,447,211

Shares of beneficial interest outstanding	109,020,428

Net asset value and offering price per share outstanding	$5.61

Class I
Net assets applicable to outstanding shares	$3,955,313,499

Shares of beneficial interest outstanding	701,524,279

Net asset value and offering price per share outstanding	$5.64

Class R1
Net assets applicable to outstanding shares	$36,985

Shares of beneficial interest outstanding	6,569

Net asset value and offering price per share outstanding	$5.63

Class R2
Net assets applicable to outstanding shares	$7,452,553

Shares of beneficial interest outstanding	1,322,707

Net asset value and offering price per share outstanding	$5.63

Class R3
Net assets applicable to outstanding shares	$460,901

Shares of beneficial interest outstanding	81,899

Net asset value and offering price per share outstanding	$5.63

Class R6
Net assets applicable to outstanding shares	$745,385,204

Shares of beneficial interest outstanding	132,435,115

Net asset value and offering price per share outstanding	$5.63

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$293,536,082
Dividends	549,721
Other income	29,847

Total income	294,115,650

Expenses
Manager (See Note 3)	26,018,861
Distribution/Service—Class A (See Note 3)	4,448,433
Distribution/Service—Investor Class (See Note 3)	204,212
Distribution/Service—Class B (See Note 3)	502,048
Distribution/Service—Class C (See Note 3)	3,205,309
Distribution/Service—Class R2 (See Note 3)	10,459
Distribution/Service—Class R3 (See Note 3)	980
Transfer agent (See Note 3)	6,634,526
Shareholder communication	1,094,300
Professional fees	281,945
Registration	186,986
Trustees	113,356
Custodian	25,121
Shareholder service (See Note 3)	4,398
Miscellaneous	195,056

Total expenses	42,925,990

Net investment income (loss)	251,189,660

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	77,673,206
Net change in unrealized appreciation (depreciation) on investments	(277,179,777)

Net realized and unrealized gain (loss) on investments	(199,506,571)

Net increase (decrease) in net assets resulting from operations	$51,683,089

24	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$251,189,660	$548,987,599
Net realized gain (loss) on investments	77,673,206	72,799,100
Net change in unrealized appreciation (depreciation) on investments	(277,179,777)	66,411,721

Net increase (decrease) in net assets resulting from operations	51,683,089	688,198,420

Dividends to shareholders:
From net investment income:
Class A	(103,343,633)	(191,741,233)
Investor Class	(4,714,156)	(14,209,393)
Class B	(2,496,655)	(5,575,422)
Class C	(15,949,463)	(32,240,202)
Class I	(118,294,733)	(289,948,747)
Class R1	(1,082)	(2,677)
Class R2	(236,463)	(537,905)
Class R3	(10,901)	(13,936)
Class R6	(34,800,063)	(18,838,061)

	(279,847,149)	(553,107,576)

Return of capital:
Class A	—	(31,015,011)
Investor Class	—	(2,298,433)
Class B	—	(901,850)
Class C	—	(5,214,999)
Class I	—	(46,900,521)
Class R1	—	(433)
Class R2	—	(87,009)
Class R3	—	(2,254)
Class R6	—	(3,047,141)

	—	(89,467,651)

Total dividends to shareholders	(279,847,149)	(642,575,227)

Capital share transactions:
Net proceeds from sale of shares (a)	1,466,132,814	4,854,487,899
Net asset value of shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	—	317,232,064
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	254,852,181	586,154,449
Cost of shares redeemed	(2,802,509,224)	(5,451,117,279)

Increase (decrease) in net assets derived from capital share transactions	(1,081,524,229)	306,757,133

Net increase (decrease) in net assets	(1,309,688,289)	352,380,326

	2018	2017
Net Assets
Beginning of period	10,380,692,869	10,028,312,543

End of period	$9,071,004,580	$10,380,692,869

Distributions in excess of net investment income at end of period	$(40,181,124)	$(11,523,635)

(a)	Includes in-kind subscriptions in the amount of $11,683,015 during the year ended October 31, 2017. (See Note 11)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.77	$5.74	$5.57	$5.93	$6.08	$6.08

Net investment income (loss) (a)	0.15	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.12)	0.09	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—	—

Total from investment operations	0.03	0.39	0.53	0.00 ‡	0.25	0.42

Less dividends and distributions:
From net investment income	(0.17)	(0.31)	(0.34)	(0.31)	(0.40)	(0.42)
Return of capital	—	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.17)	(0.36)	(0.36)	(0.36)	(0.40)	(0.42)

Net asset value at end of period	$5.63	$5.77	$5.74	$5.57	$5.93	$6.08

Total investment return (b)	0.43%	6.91%	9.96%	0.06%	4.14%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%††	5.25%	5.98%	5.45%	5.52%	5.89%
Net expenses	0.99%††	0.97%	0.95%	0.96%	0.99%	1.01%
Portfolio turnover rate	16%	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$3,492,715	$3,683,113	$3,551,864	$3,364,517	$3,678,466	$4,055,185

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.82	$5.79	$5.62	$5.99	$6.14	$6.13

Net investment income (loss) (a)	0.15	0.30	0.33	0.31	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.12)	0.09	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—	—

Total from investment operations	0.03	0.39	0.53	(0.00)‡	0.25	0.43

Less dividends and distributions:
From net investment income	(0.17)	(0.31)	(0.34)	(0.32)	(0.40)	(0.42)
Return of capital	—	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.17)	(0.36)	(0.36)	(0.37)	(0.40)	(0.42)

Net asset value at end of period	$5.68	$5.82	$5.79	$5.62	$5.99	$6.14

Total investment return (b)	0.44%	6.90%	9.91%	(0.07%)	4.13%	7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.12%††	5.21%	5.90%	5.39%	5.50%	5.88%
Net expenses	1.03%††	1.02%	1.03%	1.02%	1.01%	1.02%
Portfolio turnover rate	16%	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$164,284	$167,139	$287,493	$282,451	$296,535	$307,643

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

26	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.74	$5.71	$5.54	$5.90	$6.05	$6.05

Net investment income (loss) (a)	0.12	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.11)	0.08	0.20	(0.32)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—	—

Total from investment operations	0.01	0.34	0.48	(0.05)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.14)	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	—	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.14)	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of period	$5.61	$5.74	$5.71	$5.54	$5.90	$6.05

Total investment return (b)	0.20%	6.06%	8.85%	(0.60%)	3.35%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.37%††	4.47%	5.16%	4.64%	4.75%	5.13%
Net expenses	1.78%††	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	16%	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$93,910	$108,263	$132,509	$139,683	$172,640	$197,273

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Class C	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.74	$5.72	$5.55	$5.90	$6.05	$6.05

Net investment income (loss) (a)	0.12	0.26	0.28	0.27	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.11)	0.07	0.20	(0.31)	(0.09)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—	—

Total from investment operations	0.01	0.33	0.48	(0.04)	0.20	0.37

Less dividends and distributions:
From net investment income	(0.14)	(0.27)	(0.29)	(0.26)	(0.35)	(0.37)
Return of capital	—	(0.04)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.14)	(0.31)	(0.31)	(0.31)	(0.35)	(0.37)

Net asset value at end of period	$5.61	$5.74	$5.72	$5.55	$5.90	$6.05

Total investment return (b)	0.20%	5.87%	9.04%	(0.60%)	3.34%	6.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.37%††	4.45%	5.15%	4.64%	4.75%	5.13%
Net expenses	1.78%††	1.77%	1.78%	1.77%	1.76%	1.77%
Portfolio turnover rate	16%	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$611,447	$676,463	$678,364	$679,392	$785,873	$814,589

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.78	$5.75	$5.58	$5.94	$6.08	$6.08

Net investment income (loss) (a)	0.15	0.32	0.34	0.33	0.35	0.37
Net realized and unrealized gain (loss) on investments	(0.12)	0.08	0.20	(0.31)	(0.08)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—	—

Total from investment operations	0.03	0.40	0.54	0.02	0.27	0.44

Less dividends and distributions:
From net investment income	(0.17)	(0.32)	(0.35)	(0.33)	(0.41)	(0.44)
Return of capital	—	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.17)	(0.37)	(0.37)	(0.38)	(0.41)	(0.44)

Net asset value at end of period	$5.64	$5.78	$5.75	$5.58	$5.94	$6.08

Total investment return (b)	0.57%	7.17%	10.23%	0.32%	4.58%	7.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.42%††	5.51%	6.23%	5.70%	5.76%	6.13%
Net expenses	0.74%††	0.72%	0.70%	0.71%	0.74%	0.76%
Portfolio turnover rate	16%	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$3,955,313	$4,067,560	$5,313,266	$4,844,891	$3,762,169	$3,393,780

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Class R1	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.77	$5.74	$5.57	$5.93	$6.08	$6.08

Net investment income (loss) (a)	0.15	0.32	0.34	0.32	0.34	0.37
Net realized and unrealized gain (loss) on investments	(0.12)	0.07	0.19	(0.31)	(0.08)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—	—

Total from investment operations	0.03	0.39	0.53	0.01	0.26	0.43

Less dividends and distributions:
From net investment income	(0.17)	(0.31)	(0.34)	(0.32)	(0.41)	(0.43)
Return of capital	—	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.17)	(0.36)	(0.36)	(0.37)	(0.41)	(0.43)

Net asset value at end of period	$5.63	$5.77	$5.74	$5.57	$5.93	$6.08

Total investment return (b)	0.52%	7.07%	10.13%	0.21%	4.31%	7.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.33%††	5.48%	6.11%	5.60%	5.66%	6.03%
Net expenses	0.84%††	0.82%	0.80%	0.81%	0.84%	0.86%
Portfolio turnover rate	16%	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$37	$37	$59	$39	$29	$28

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

28	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.77	$5.74	$5.57	$5.93	$6.08	$6.08

Net investment income (loss) (a)	0.14	0.30	0.32	0.31	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.12)	0.08	0.20	(0.31)	(0.09)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—	—

Total from investment operations	0.02	0.38	0.52	(0.00)‡	0.24	0.42

Less dividends and distributions:
From net investment income	(0.16)	(0.30)	(0.33)	(0.31)	(0.39)	(0.42)
Return of capital	—	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.16)	(0.35)	(0.35)	(0.36)	(0.39)	(0.42)

Net asset value at end of period	$5.63	$5.77	$5.74	$5.57	$5.93	$6.08

Total investment return (b)	0.39%	6.80%	9.83%	(0.04%)	4.04%	7.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.06%††	5.16%	5.89%	5.35%	5.43%	5.79%
Net expenses	1.09%††	1.07%	1.05%	1.06%	1.09%	1.11%
Portfolio turnover rate	16%	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$7,453	$9,562	$10,917	$10,084	$11,049	$15,008

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,	February 29, 2016** through October 31,
Class R3	2018*	2017	2016
Net asset value at beginning of period	$5.77	$5.74	$5.17

Net investment income (loss) (a)	0.14	0.28	0.20
Net realized and unrealized gain (loss) on investments	(0.12)	0.09	0.60

Total from investment operations	0.02	0.37	0.80

Less dividends and distributions:
From net investment income	(0.16)	(0.29)	(0.21)
Return of capital	—	(0.05)	(0.02)

Total dividends and distributions	(0.16)	(0.34)	(0.23)

Net asset value at end of period	$5.63	$5.77	$5.74

Total investment return (b)	0.27%	6.58%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.81%††	4.81%	5.40%††
Net expenses	1.34%††	1.32%	1.30%††
Portfolio turnover rate	16%	43%	41%
Net assets at end of period (in 000’s)	$461	$392	$130

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				June 17, 2013** through October 31,
Class R6	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$5.77	$5.74	$5.58	$5.94	$6.09	$6.11

Net investment income (loss) (a)	0.16	0.32	0.35	0.34	0.36	0.14
Net realized and unrealized gain (loss) on investments	(0.12)	0.09	0.19	(0.31)	(0.08)	0.03

Total from investment operations	0.04	0.41	0.54	0.03	0.28	0.17

Less dividends:
From net investment income	(0.18)	(0.33)	(0.36)	(0.34)	(0.43)	(0.19)
Return of capital	—	(0.05)	(0.02)	(0.05)	—	—

Total dividends and distributions	(0.18)	(0.38)	(0.38)	(0.39)	(0.43)	(0.19)

Net asset value at end of period	$5.63	$5.77	$5.74	$5.58	$5.94	$6.09

Total investment return (b)	0.64%	7.36%	10.24%	0.50%	4.60%	2.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.54%††	5.45%	6.23%	5.84%	5.88%	6.24%††
Net expenses	0.59%††	0.58%	0.58%	0.58%	0.58%	0.59%††
Portfolio turnover rate	16%	43%	41%	38%	41%	40%
Net assets at end of period (in 000’s)	$745,385	$1,668,163	$53,712	$15,017	$9,093	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

30	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and Notes relate to the MainStay MacKay High Yield Corporate Bond Fund (formerly known as MainStay High Yield Corporate Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016. Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. When available for sale, Class T shares are currently expected to be offered at NAV plus an initial sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and Class T shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation

31

Notes to Financial Statements (Unaudited) (continued)

Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under

32	MainStay MacKay High Yield Corporate Bond Fund

normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation method-

ologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/18*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond (3)	$66,015,635	Market Approach	Estimated Enterprise Value	$953.1m–$1,097.5m
	10,924	Income Approach	Liquidity Discount	100bps
			Subordination Discount	150bps
Corporate Bonds (1)	90,434,086	Income Approach	Estimated Yield to Maturity	16.05%
			Spread Adjustment	3.28%
Common Stocks (3)	3,836,349	Market Approach	Estimated Enterprise Value	$953.1m–$1,097.5m
			Estimated Volatility	20.00%
	1,416,316	Market Approach	Terminal Value Multiple	9.0x
			Liquidity Discount	20.00%
	8,644,323	Market Approach	EBITDA Multiple	5.75x
			Discount Rate	10.00%

	$170,357,633

*	The table above does not include Level 3 investments that were valued by brokers without adjustment. As of April 30, 2018, the value of these investments were $22,181,102. The inputs for this investment were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and

33

Notes to Financial Statements (Unaudited) (continued)

(iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the

34	MainStay MacKay High Yield Corporate Bond Fund

collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2018, the Fund did not hold any repurchase agreements.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2018, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  Debt Securities and Loan Risk.  The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and

35

Notes to Financial Statements (Unaudited) (continued)

warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; and 0.49% in excess of $10 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2018, the effective management fee rate was 0.54% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $26,018,861.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its

36	MainStay MacKay High Yield Corporate Bond Fund

affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$18
Class R2	4,184
Class R3	196

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $406,722 and $43,093, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $38,379, $6, $62,943 and $19,272, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$2,744,724
Investor Class	157,337
Class B	96,740
Class C	617,543
Class I	3,011,418
Class R1	28
Class R2	6,433
Class R3	303

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$934,374	0.0	%‡
Class R1	34,956	94.5

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$9,038,450,534	$206,088,833	$(236,019,339)	$(29,930,506)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $277,829,060 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$26,783	$251,046

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$553,107,576
Return of Capital	89,467,651
Total	$642,575,227

37

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2018, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/18 Value	Percent of Net Assets
Aleris International, Inc. Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$9,778	$10,924	0.0	%‡
Exide Technologies Common Stock	4/30/15- 9/29/17	2,084,972	53,289,038	3,836,349	0.1
ION Media Networks, Inc. Common Stock	3/12/10- 9/29/17	2,287	13,572	1,416,316	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	423,719	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10- 9/29/17	720,961	6,114,571	8,644,322	0.1
Neenah Foundry Co. 2017 Term Loan Loan Assignment 8.494–8.566%, due 12/13/22	12/8/17	$10,862,500	10,760,976	10,753,875	0.1
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$20,000,000	19,710,204	20,200,000	0.2
Stone Energy Corp. Common Stock	3/3/17	2,074,193	69,729,344	73,841,271	0.8
Stone Energy Corp. Corporate Bond 7.50%, due 5/31/22	3/3/17- 1/3/18	$24,562,822	25,359,760	24,992,671	0.3
Total			$185,879,283	$144,119,447	1.6%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the

Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $1,436,332 and $2,509,255, respectively.

38	MainStay MacKay High Yield Corporate Bond Fund

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	50,056,432	$286,447,041
Shares issued to shareholders in reinvestment of dividends and distributions	15,569,400	88,720,739
Shares redeemed	(86,111,965)	(492,416,029)

Net increase (decrease) in shares outstanding before conversion	(20,486,133)	(117,248,249)
Shares converted into Class A (See Note 1)	2,949,209	16,869,657
Shares converted from Class A (See Note 1)	(675,142)	(3,829,591)

Net increase (decrease)	(18,212,066)	$(104,208,183)

Year ended October 31, 2017:
Shares sold	137,960,535	$796,510,493
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	10,796,682	62,812,936
Shares issued to shareholders in reinvestment of dividends and distributions	33,255,027	191,827,227
Shares redeemed	(185,358,822)	(1,070,313,899)

Net increase (decrease) in shares outstanding before conversion	(3,346,578)	(19,163,243)
Shares converted into Class A (See Note 1)	27,937,559	162,107,881
Shares converted from Class A (See Note 1)	(4,923,114)	(28,586,448)

Net increase (decrease)	19,667,867	$114,358,190

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,909,688	$11,015,522
Shares issued to shareholders in reinvestment of dividends and distributions	774,352	4,448,046
Shares redeemed	(1,874,782)	(10,819,351)

Net increase (decrease) in shares outstanding before conversion	809,258	4,644,217
Shares converted into Investor Class (See Note 1)	961,887	5,508,964
Shares converted from Investor Class (See Note 1)	(1,570,893)	(9,053,406)

Net increase (decrease)	200,252	$1,099,775

Year ended October 31, 2017:
Shares sold	5,619,055	$32,742,492
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	883,418	5,181,248
Shares issued to shareholders in reinvestment of dividends and distributions	2,644,158	15,376,930
Shares redeemed	(5,651,793)	(32,923,120)

Net increase (decrease) in shares outstanding before conversion	3,494,838	20,377,550
Shares converted into Investor Class (See Note 1)	2,275,619	13,254,259
Shares converted from Investor Class (See Note 1)	(26,698,350)	(156,019,665)

Net increase (decrease)	(20,927,893)	$(122,387,856)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	106,813	$606,637
Shares issued to shareholders in reinvestment of dividends and distributions	391,022	2,218,183
Shares redeemed	(1,770,921)	(10,077,062)

Net increase (decrease) in shares outstanding before conversion	(1,273,086)	(7,252,242)
Shares converted from Class B (See Note 1)	(828,971)	(4,711,743)

Net increase (decrease)	(2,102,057)	$(11,963,985)

Year ended October 31, 2017:
Shares sold	889,619	$5,102,460
Shares issued to shareholders in reinvestment of dividends and distributions	1,005,592	5,771,859
Shares redeemed	(4,238,908)	(24,373,758)

Net increase (decrease) in shares outstanding before conversion	(2,343,697)	(13,499,439)
Shares converted into Class B (See Note 1)	562	3,201
Shares converted from Class B (See Note 1)	(1,994,735)	(11,476,196)

Net increase (decrease)	(4,337,870)	$(24,972,434)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	3,770,276	$21,503,887
Shares issued to shareholders in reinvestment of dividends and distributions	2,493,103	14,145,733
Shares redeemed	(14,981,068)	(85,292,281)

Net increase (decrease) in shares outstanding before conversion	(8,717,689)	(49,642,661)
Shares converted from Class C (See Note 1)	(13,245)	(76,142)

Net increase (decrease)	(8,730,934)	$(49,718,803)

Year ended October 31, 2017:
Shares sold	13,097,649	$75,284,450
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	12,822,216	74,236,783
Shares issued to shareholders in reinvestment of dividends and distributions	5,581,771	32,066,658
Shares redeemed	(32,264,507)	(185,641,594)

Net increase (decrease) in shares outstanding before conversion	(762,871)	(4,053,703)
Shares converted from Class C (See Note 1)	(160,698)	(922,248)

Net increase (decrease)	(923,569)	$(4,975,951)

39

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	164,441,458	$940,981,348
Shares issued to shareholders in reinvestment of dividends and distributions	19,347,934	110,387,757
Shares redeemed	(179,318,231)	(1,026,679,788)

Net increase (decrease) in shares outstanding before conversion	4,471,161	24,689,317
Shares converted into Class I (See Note 1)	68,185	388,266
Shares converted from Class I (See Note 1)	(7,219,439)	(41,161,988)

Net increase (decrease)	(2,680,093)	$(16,084,405)

Year ended October 31, 2017:
Shares sold (a)	399,617,814	$2,309,616,788
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	30,051,743	175,001,097
Shares issued to shareholders in reinvestment of dividends and distributions	55,184,195	318,761,441
Shares redeemed	(709,292,405)	(4,099,545,620)

Net increase (decrease) in shares outstanding before conversion	(224,438,653)	(1,296,166,294)
Shares converted into Class I (See Note 1)	3,985,779	23,178,011

Net increase (decrease)	(220,452,874)	$(1,272,988,283)

(a) Includes in-kind subscriptions in the amount of $11,683,015 during the year ended October 31, 2017. (See Note 11)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	321	$1,827
Shares issued to shareholders in reinvestment of dividends and distributions	190	1,082
Shares redeemed	(392)	(2,262)

Net increase (decrease)	119	$647

Year ended October 31, 2017:
Shares sold	599	$3,456
Shares issued to shareholders in reinvestment of dividends and distributions	540	3,110
Shares redeemed	(4,902)	(28,556)

Net increase (decrease)	(3,763)	$(21,990)

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	163,188	$932,235
Shares issued to shareholders in reinvestment of dividends and distributions	33,048	188,451
Shares redeemed	(526,067)	(3,014,990)

Net increase (decrease) in shares outstanding before conversion	(329,831)	(1,894,304)
Shares converted from Class R2 (See Note 1)	(3,959)	(22,765)

Net increase (decrease)	(333,790)	$(1,917,069)

Year ended October 31, 2017:
Shares sold	326,120	$1,884,122
Shares issued to shareholders in reinvestment of dividends and distributions	81,384	469,649
Shares redeemed	(651,458)	(3,769,543)

Net increase (decrease) in shares outstanding before conversion	(243,954)	(1,415,772)
Shares converted from Class R2 (See Note 1)	(260)	(1,507)

Net increase (decrease)	(244,214)	$(1,417,279)

Class R3	Shares	Amount
Period ended April 30, 2018:
Shares sold	23,476	$133,537
Shares issued to shareholders in reinvestment of dividends and distributions	1,608	9,149
Shares redeemed	(11,214)	(64,361)

Net increase (decrease)	13,870	$78,325

Year ended October 31, 2017:
Shares sold	83,301	$481,206
Shares issued to shareholders in reinvestment of dividends and distributions	2,416	13,944
Shares redeemed	(28,201)	(162,967)

Net increase (decrease) in shares outstanding before conversion	57,516	332,183
Shares converted from Class R3 (See Note 1)	(12,048)	(69,759)

Net increase (decrease)	45,468	$262,424

40	MainStay MacKay High Yield Corporate Bond Fund

Class R6	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	35,740,638	$204,510,780
Shares issued to shareholders in reinvestment of dividends and distributions	6,084,274	34,733,041
Shares redeemed	(205,006,228)	(1,174,143,100)

Net increase (decrease) in shares outstanding before conversion	(163,181,316)	(934,899,279)
Shares converted into Class R6 (See Note 1)	7,232,124	41,161,988
Shares converted from Class R6 (See Note 1)	(885,229)	(5,073,240)

Net increase (decrease)	(156,834,421)	$(898,810,531)

Year ended October 31, 2017:
Shares sold	282,318,578	$1,632,862,432
Shares issued to shareholders in reinvestment of dividends and distributions	3,784,191	21,863,631
Shares redeemed	(5,937,095)	(34,358,222)

Net increase (decrease) in shares outstanding before conversion	280,165,674	1,620,367,841
Shares converted from Class R6 (See Note 1)	(253,219)	(1,467,529)

Net increase (decrease)	279,912,455	$1,618,900,312

Note 11–In-Kind Transfer of Securities

During the six-month period ended April 30, 2018, the Fund received shares of beneficial interest in exchange for securities. Cash and securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Value
9/29/17	2,014,313	$11,683,015

Note 12–Litigation

On December 23, 2014, Cynthia Ann Redus-Tarchis and others filed a complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the MainStay Large Cap Growth Fund, the MainStay High Yield Corporate Bond Fund and another fund previously managed by New York Life Investments and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

On May 6, 2015, a second amended complaint was filed which, among other things, added MainStay High Yield Opportunities Fund as an additional Fund on whose behalf the complaint was brought. New York Life Investments filed a motion to dismiss the second amended complaint. This motion was denied on October 28, 2015. New York Life Investments filed an answer to the second amended complaint on November 30, 2015. Discovery in the case has been concluded. New York Life Investments filed its motion for summary judgement on December 15, 2017.

Note 13–Fund Acquisitions

MainStay High Yield Opportunities Fund

At a meeting held on November 1-2, 2016, the Board approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay High Yield Opportunities Fund, a series of MainStay Funds Trust, by the Fund, in exchange for shares of the Fund, followed by the complete liquidation of the MainStay High Yield Opportunities Fund (the “Reorganization”). The Reorganization was completed on February 17, 2017. The aggregate net assets of the Fund immediately before the acquisition were $10,459,740,548 and the combined net assets after the acquisition were $10,776,972,612.

41

Notes to Financial Statements (Unaudited) (continued)

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	MainStay High Yield Opportunities Fund	MainStay High Yield Corporate Bond Fund	MainStay High Yield Corporate Bond Fund
Net Assets:
Class A	$62,812,936	$3,593,566,219	$3,656,379,155
Investor Class	5,181,248	288,079,044	293,260,292
Class B	—	130,694,661	130,694,661
Class C	74,236,783	671,406,491	745,643,274
Class I	175,001,097	5,700,715,046	5,875,716,143
Class R1	—	62,081	62,081
Class R2	—	10,841,706	10,841,706
Class R3	—	222,918	222,918
Class R6	—	64,152,382	64,152,382
Shares Outstanding:
Class A	5,800,751	617,686,243	628,482,926
Investor Class	480,906	49,118,183	50,001,601
Class B	—	22,582,583	22,582,583
Class C	6,885,751	115,964,747	128,786,963
Class I	16,123,153	978,944,874	1,008,996,752
Class R1	—	10,674	10,674
Class R2	—	1,862,964	1,862,964
Class R3	—	38,332	38,332
Class R6	—	11,028,891	11,028,891
Net unrealized appreciation/(depreciation)	10,328,312	276,337,007	286,665,319
Undistributed net investment income	251,519	1,327,073	1,327,073
Accumulated net realized gain/(loss)	(78,971,873)	(248,958,072)	(248,958,072)

Assuming the acquisition of MainStay High Yield Opportunities Fund had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2017, were as follows:

Net investment income	$553,923,686
Net gain on investments	145,265,223
Net increase in net assets resulting from operations	$699,188,909

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay High Yield Opportunities Fund that have been included in the Fund’s Statement of Operations since February 17, 2017.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay High Yield Opportunities Fund, in the amount of $301,102,166, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $78,386,195 (subject to future annual limitations).

Note 14–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 15–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay MacKay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay High Yield Corporate Bond Fund (now known as the MainStay MacKay High Yield Corporate Bond Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

44	MainStay MacKay High Yield Corporate Bond Fund

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed an additional management fee breakpoint for the Fund, effective February 28, 2018.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

46	MainStay MacKay High Yield Corporate Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

47

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MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1739388 MS126-18	MSHY10-06/18 (NYLIM) NL008

MainStay MacKay International Equity Fund (Formerly known as MainStay International Equity Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–0.58 5.21%	10.34 16.76%	5.61 6.81%	2.87 3.45%	1.34 1.34%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–0.74 5.04	10.01 16.41	5.25 6.44	2.53 3.11	1.69 1.69
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9/13/1994	–0.33 4.67	10.55 15.55	5.33 5.65	2.34 2.34	2.44 2.44
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	3.60 4.60	14.55 15.55	5.63 5.63	2.34 2.34	2.44 2.44
Class I Shares	No Sales Charge		1/2/2004	5.29	17.09	7.08	3.72	1.09
Class R1 Shares	No Sales Charge		1/2/2004	5.29	17.00	6.97	3.63	1.19
Class R2 Shares	No Sales Charge		1/2/2004	5.09	16.67	6.70	3.36	1.44
Class R3 Shares	No Sales Charge		4/28/2006	5.01	16.45	6.44	3.11	1.69

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S. Index[4]	3.47%	15.91%	5.46%	2.26%
MSCI EAFE® Index[5]	3.41	14.51	5.90	2.43
Morningstar Foreign Large Growth Category Average[6]	2.85	16.15	7.00	3.36

4.	The Fund has selected the MSCI ACWI® Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,052.10	$6.72	$1,018.20	$6.61	1.32%

Investor Class Shares	$1,000.00	$1,050.40	$8.39	$1,016.60	$8.25	1.65%

Class B Shares	$1,000.00	$1,046.70	$12.18	$1,012.90	$11.98	2.40%

Class C Shares	$1,000.00	$1,046.00	$12.18	$1,012.90	$11.98	2.40%

Class I Shares	$1,000.00	$1,052.90	$5.45	$1,019.50	$5.36	1.07%

Class R1 Shares	$1,000.00	$1,052.90	$5.96	$1,019.00	$5.86	1.17%

Class R2 Shares	$1,000.00	$1,050.90	$7.22	$1,017.80	$7.10	1.42%

Class R3 Shares	$1,000.00	$1,050.10	$8.49	$1,016.50	$8.35	1.67%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2018 (Unaudited)

United States	20.3%
United Kingdom	17.5
Germany	10.8
Japan	9.2
Spain	6.2
Netherlands	5.6
Canada	4.9
India	4.8
Switzerland	4.7
Israel	2.6
Sweden	2.6

Denmark	2.3%
France	1.9
Taiwan	1.9
Italy	1.3
Mexico	1.3
Ireland	0.9
Brazil	0.7
Australia	0.5
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Start Today Co., Ltd.

2.	Prudential PLC

3.	Shire PLC

4.	Fresenius Medical Care A.G. & Co. KGaA

5.	iShares MSCI ACWI ex U.S. ETF
6.	Johnson Matthey PLC

7.	Whitbread PLC

8.	ICON PLC

9.	Koninklijke Philips N.V.

10.	United Internet A.G., Registered

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch and Lawrence Rosenberg of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay International Equity Fund returned 5.21% for Class A shares, 5.04% for Investor Class shares, 4.67% for Class B shares and 4.60% for Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned 5.29%, Class R1 shares returned 5.29%, Class R2 shares returned 5.09% and Class R3 shares returned 5.01%. For the six months ended April 30, 2018, all share classes outperformed the 3.47% return of the MSCI ACWI® Ex U.S. Index,1 which is the Fund’s primary benchmark; the 3.41% return of the MSCI EAFE® Index,1 which is the Fund’s secondary benchmark; and the 2.85% return of the Morningstar Foreign Large Growth Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund, and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay International Equity Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the MSCI ACWI® Ex U.S. Index experienced positive contributions from stock selection on both a country and sector basis. (Contributions take weightings and total returns into account.) This was partially offset by negative allocation effects on both a country and sector basis. Stock selection on a sector basis contributed to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index, with particular strength in the consumer discretionary, information technology and health care sectors. Sector allocation suffered mainly from the Fund’s underweight exposure relative to the benchmark in the energy sector and overweight exposure in information technology and health care. Stock selection on a country basis contributed positively to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index, with particular strength in Japan, Germany and Canada. The Fund’s country allocations suffered primarily from overweight exposure to Germany and Belgium along with underweight exposure to South Africa.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index were consumer discretionary, information technology and health care. Consumer discretionary benefited from positive stock selection, with the allocation effect adding incrementally to the Fund’s performance. Information technology and health care benefited from favorable stock selection, partially offset by a negative allocation effect. The Fund held overweight positions in all three sectors, of which consumer discretionary outperformed the MSCI ACWI® Ex U.S. Index and information technology and health care underperformed the Index.

The sectors that made the weakest contributions to the Fund’s performance relative to the MSCI ACWI® Ex U.S. Index were energy, materials and financials. All three of these sectors suffered from negative allocation effects, with the contribution from stock selection being negative for materials and financials and neutral for energy. The Fund held underweight positions in all three sectors, and all three sectors outperformed the MSCI ACWI® Ex U.S. Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were Japanese media company CyberAgent, German IT services company Wirecard and Canadian software holding company Constellation Software. Each of these stocks contributed positively to absolute performance because of continued strong growth and strategy execution.

The most significant detractors from the Fund’s absolute performance were Israeli software company Check Point Software, Belgian personal products company Ontex Group and Italian diversified financial services company Banca IFIS. Check Point Software underperformed following a reduction in its earnings guidance and difficulties in its U.S. business. Shares of Ontex Group declined following a weak earnings report and difficulty integrating a recent acquisition in Latin America. Banca IFIS suffered mainly from increased political uncertainty after a general election that resulted in a hung parliament.

1.	See footnote on page 6 for more information on this index.

2.	See footnote on page 6 for more information on Morningstar Foreign Large Growth Category Average.

9

Did the Fund make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included shares of U.K. wealth manager and financial planner St. James’s Place, Spanish omni-channel apparel retailer Industria de Diseño Textil (better known as Inditex) and Spanish IT services provider to the global travel and tourism industry Amadeus IT Group. Notable sales during the reporting period included positions in Belgian personal products company Ontex Group, Thailand-based banking company Kasikornbank and Jordanian pharmaceutical company Hikma Pharmaceuticals.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the financials and industrials sectors. Over the same period, the

Fund reduced its exposure to the consumer staples and information technology sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the MSCI ACWI® Ex U.S. Index in the health care, information technology and consumer discretionary sectors. As of the same date, the Fund held underweight positions in the financials, consumer staples and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay International Equity Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 93.4%†
Australia 0.5%
Gateway Lifestyle (Real Estate Management & Development)	1,304,810	$1,944,690

Brazil 0.7%
Cielo S.A. (IT Services)	424,839	2,328,417

Canada 4.9%
Bank of Nova Scotia (Banks)	140,719	8,649,514
Constellation Software, Inc. (Software)	12,155	8,687,093

		17,336,607

Denmark 2.3%
Novo Nordisk A/S, Class B (Pharmaceuticals)	170,351	7,998,119

France 1.9%
Teleperformance (Professional Services)	41,364	6,629,135

Germany 10.8%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	109,338	11,134,215
Scout24 A.G. (Internet Software & Services) (a)	141,761	7,343,997
♦United Internet A.G., Registered (Internet Software & Services)	155,205	10,039,989
Wirecard A.G. (IT Services)	72,082	9,799,973

		38,318,174

India 4.8%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	302,249	8,479,207
Yes Bank, Ltd. (Banks)	1,604,693	8,620,637

		17,099,844

Ireland 0.9%
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	32,697	3,232,761

Israel 2.6%
Check Point Software Technologies, Ltd. (Software) (b)	96,662	9,328,850

Italy 1.3%
Banca IFIS S.p.A. (Diversified Financial Services)	118,222	4,649,307

Japan 9.2%
CyberAgent, Inc. (Media)	113,100	6,199,438
Relo Group, Inc. (Real Estate Management & Development)	187,600	4,185,917

	Shares	Value
Japan (continued)
♦Start Today Co., Ltd. (Internet & Direct Marketing Retail)	500,996	$14,460,832
Tsuruha Holdings, Inc. (Food & Staples Retailing)	54,088	7,765,425

		32,611,612

Mexico 1.3%
Regional S.A.B. de C.V. (Banks)	735,587	4,682,068

Netherlands 5.6%
GrandVision N.V. (Specialty Retail) (a)(c)	197,658	4,856,680
IMCD N.V. (Trading Companies & Distributors)	79,043	4,859,079
♦Koninklijke Philips N.V. (Health Care Equipment & Supplies)	238,874	10,083,989

		19,799,748

Spain 6.2%
Amadeus IT Group S.A. (IT Services)	91,192	6,645,669
Grifols S.A. (Biotechnology)	297,364	8,321,718
Industria de Diseno Textil S.A. (Specialty Retail)	221,831	6,871,274

		21,838,661

Sweden 2.6%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	159,728	9,197,710

Switzerland 4.7%
DKSH Holding A.G. (Professional Services)	63,191	5,070,359
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	99,643	9,142,245
Tecan Group A.G., Registered (Life Sciences Tools & Services)	11,974	2,630,443

		16,843,047

Taiwan 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	174,994	6,728,519

United Kingdom 17.5%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	416,986	5,286,114
BTG PLC (Pharmaceuticals) (b)	507,001	4,760,855
Experian PLC (Professional Services)	291,766	6,660,901
HomeServe PLC (Commercial Services & Supplies)	510,443	5,189,875
♦Johnson Matthey PLC (Chemicals)	231,405	10,469,204
♦ Prudential PLC (Insurance)	463,961	11,899,377
St. James’s Place PLC (Capital Markets)	473,658	7,393,608

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
♦Whitbread PLC (Hotels, Restaurants & Leisure)	175,151	$10,310,936

		61,970,870

United States 13.7%
Accenture PLC, Class A (IT Services)	55,815	8,439,228
♦ICON PLC (Life Sciences Tools & Services) (b)	86,224	10,142,529
LivaNova PLC (Health Care Equipment & Supplies) (b)	101,822	9,039,757
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	2,155,952	9,767,599
♦Shire PLC (Biotechnology)	212,379	11,286,432

		48,675,545

Total Common Stocks (Cost $269,967,022)		331,213,684

Exchange-Traded Funds 3.0%
United States 3.0%
♦iShares MSCI ACWI ex U.S. ETF (Exchange Traded Funds)	211,469	10,567,106

Total Exchange-Traded Funds (Cost $10,628,432)		10,567,106

	Principal Amount
Short-Term Investment 3.6%
Repurchase Agreement 3.6%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $12,679,396 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/22, with a Principal Amount of $13,445,000 and a Market Value of $12,936,618) (Capital Markets)	$12,679,135	12,679,135

Total Short-Term Investment (Cost $12,679,135)		12,679,135

Total Investments (Cost $293,274,589)	100.0%	354,459,925
Other Assets, Less Liabilities	0.0 ‡	107,043
Net Assets	100.0%	$354,566,968
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	All or a portion of this security was held on loan. As of April 30, 2018, market value of securities loaned was $226,666 and the Fund received non-cash collateral in the amount of $235,877. (See Note 2(I)).

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

12	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Australia	$—	$1,944,690	$—	$1,944,690
Denmark	—	7,998,119	—	7,998,119
France	—	6,629,135	—	6,629,135
Germany	—	38,318,174	—	38,318,174
India	—	17,099,844	—	17,099,844
Ireland	—	3,232,761	—	3,232,761
Italy	—	4,649,307	—	4,649,307
Japan	—	32,611,612	—	32,611,612
Netherlands	—	19,799,748	—	19,799,748
Spain	—	21,838,661	—	21,838,661
Sweden	—	9,197,710	—	9,197,710
Switzerland	9,142,245	7,700,802	—	16,843,047
United Kingdom	—	61,970,870	—	61,970,870
United States	27,621,514	21,054,031	—	48,675,545
All Other Countries	40,404,461	—	—	40,404,461

Total Common Stocks	77,168,220	254,045,464	—	331,213,684

Exchange-Traded Funds	10,567,106	—	—	10,567,106
Short-Term Investment
Repurchase Agreement	—	12,679,135	—	12,679,135

Total Investments in Securities	$87,735,326	$266,724,599	$—	$354,459,925

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $190,068,470 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The table below sets forth the diversification of MainStay MacKay International Equity Fund investments by industry.

Industry Diversification

	Value	Percent †
Banks	$21,952,219	6.2%
Biotechnology	19,608,150	5.5
Capital Markets	20,072,743	5.7
Chemicals	10,469,204	2.9
Commercial Services & Supplies	5,189,875	1.5
Diversified Financial Services	4,649,307	1.3
Electronic Equipment, Instruments & Components	18,339,955	5.2
Equity Real Estate Investment Trusts	5,286,114	1.5
Exchange-Traded Funds	10,567,106	3.0
Food & Staples Retailing	7,765,425	2.2
Health Care Equipment & Supplies	19,123,746	5.4
Health Care Providers & Services	11,134,215	3.1
Hotels, Restaurants & Leisure	13,543,697	3.8
Insurance	11,899,377	3.4
Internet & Direct Marketing Retail	14,460,832	4.1
Internet Software & Services	17,383,986	4.9
IT Services	27,213,287	7.7
Life Sciences Tools & Services	12,772,972	3.6
Media	6,199,438	1.7
Pharmaceuticals	12,758,974	3.6
Professional Services	18,360,395	5.2
Real Estate Management & Development	6,130,607	1.7
Semiconductors & Semiconductor Equipment	6,728,519	1.9
Software	18,015,943	5.1
Specialty Retail	11,727,954	3.3
Textiles, Apparel & Luxury Goods	9,767,599	2.7
Thrifts & Mortgage Finance	8,479,207	2.4
Trading Companies & Distributors	4,859,079	1.4

	354,459,925	100.0
Other Assets, Less Liabilities	107,043	0.0 ‡

Net Assets	$354,566,968	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

14	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $293,274,589) including securities on loan of $226,666	$354,459,925
Cash denominated in foreign currencies (identified cost $9,787,744)	9,699,404
Receivables:
Dividends and interest	1,052,490
Investment securities sold	185,100
Fund shares sold	173,267
Securities lending income	373
Other assets	72,579

Total assets	365,643,138

Liabilities
Payables:
Investment securities purchased	10,630,142
Manager (See Note 3)	250,493
Fund shares redeemed	30,986
Professional fees	30,010
NYLIFE Distributors (See Note 3)	30,001
Transfer agent (See Note 3)	28,546
Custodian	26,061
Foreign capital gains tax (See Note 2(C))	24,920
Shareholder communication	24,272
Trustees	524
Accrued expenses	215

Total liabilities	11,076,170

Net assets	$354,566,968

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$207,247
Additional paid-in capital	319,332,667

319,539,914
Distributions in excess of net investment income	(2,263,805)
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(23,770,309)
Net unrealized appreciation (depreciation) on investments (b)	61,160,416
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(99,248)

Net assets	$354,566,968

Class A
Net assets applicable to outstanding shares	$62,947,040

Shares of beneficial interest outstanding	3,672,124

Net asset value per share outstanding	$17.14
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share outstanding	$18.14

Investor Class
Net assets applicable to outstanding shares	$25,280,458

Shares of beneficial interest outstanding	1,482,063

Net asset value per share outstanding	$17.06
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$18.05

Class B
Net assets applicable to outstanding shares	$5,567,730

Shares of beneficial interest outstanding	365,620

Net asset value and offering price per share outstanding	$15.23

Class C
Net assets applicable to outstanding shares	$8,315,968

Shares of beneficial interest outstanding	546,006

Net asset value and offering price per share outstanding	$15.23

Class I
Net assets applicable to outstanding shares	$247,973,114

Shares of beneficial interest outstanding	14,397,111

Net asset value and offering price per share outstanding	$17.22

Class R1
Net assets applicable to outstanding shares	$2,486,801

Shares of beneficial interest outstanding	145,167

Net asset value and offering price per share outstanding	$17.13

Class R2
Net assets applicable to outstanding shares	$683,293

Shares of beneficial interest outstanding	39,741

Net asset value and offering price per share outstanding	$17.19

Class R3
Net assets applicable to outstanding shares	$1,312,564

Shares of beneficial interest outstanding	76,908

Net asset value and offering price per share outstanding	$17.07

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $24,920.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,072,845
Interest	10,745
Securities lending income	373
Other income	1,002

Total income	2,084,965

Expenses
Manager (See Note 3)	1,430,813
Distribution/Service—Class A (See Note 3)	73,538
Distribution/Service—Investor Class (See Note 3)	31,412
Distribution/Service—Class B (See Note 3)	29,453
Distribution/Service—Class C (See Note 3)	40,125
Distribution/Service—Class R2 (See Note 3)	1,278
Distribution/Service—Class R3 (See Note 3)	3,304
Transfer agent (See Note 3)	177,110
Custodian	49,219
Registration	48,969
Professional fees	40,311
Shareholder communication	18,862
Trustees	3,447
Shareholder service (See Note 3)	2,447
Miscellaneous	17,238

Total expenses before waiver/reimbursement	1,967,526
Expense waiver/reimbursement from Manager (See Note 3)	(8,402)

Net expenses	1,959,124

Net investment income (loss)	125,841

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	12,414,782
Foreign currency transactions	(76,379)

Net realized gain (loss) on investments and foreign currency transactions	12,338,403

Net change in unrealized appreciation (depreciation) on:
Investments (c)	3,924,621
Translation of other assets and liabilities in foreign currencies	26,349

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,950,970

Net realized and unrealized gain (loss) on investments and foreign currency transactions	16,289,373

Net increase (decrease) in net assets resulting from operations	$16,415,214

(a)	Dividends recorded net of foreign withholding taxes in the amount of $161,410.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $300,294.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $215,682.

16	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$125,841	$376,014
Net realized gain (loss) on investments and foreign currency transactions	12,338,403	23,740,798
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,950,970	31,909,745

Net increase (decrease) in net assets resulting from operations	16,415,214	56,026,557

Dividends to shareholders:
From net investment income:
Class A	(306,159)	(109,089)
Investor Class	(44,461)	—
Class I	(1,621,018)	(939,444)
Class R1	(17,860)	(10,000)
Class R2	(5,543)	(1,310)
Class R3	(2,963)	—

Total dividends to shareholders	(1,998,004)	(1,059,843)

Capital share transactions:
Net proceeds from sale of shares	57,312,827	38,670,309
Net asset value of shares issued to shareholders in reinvestment of dividends	1,980,858	1,054,329
Cost of shares redeemed	(22,772,192)	(63,024,436)

Increase (decrease) in net assets derived from capital share transactions	36,521,493	(23,299,798)

Net increase (decrease) in net assets	50,938,703	31,666,916

Net Assets
Beginning of period	303,628,265	271,961,349

End of period	$354,566,968	$303,628,265

Distributions in excess of net investment income at end of period	$(2,263,805)	$(391,642)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$16.38		$13.51	$13.51		$13.11	$13.37	$11.68

Net investment income (loss) (a)	(0.00	)‡	0.00 ‡	0.04		0.03	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.85		2.90	(0.04)		0.49	(0.26)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	0.85		2.91	0.01		0.49	(0.23)	1.79

Less dividends:
From net investment income	(0.09)		(0.04)	(0.01)		(0.09)	(0.03)	(0.10)

Net asset value at end of period	$17.14		$16.38	$13.51		$13.51	$13.11	$13.37

Total investment return (b)	5.21%		21.59%	0.05%		3.78%	(1.76%)	15.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02	%)††	0.01%	0.28	%(c)	0.20%	0.51%	0.38%
Net expenses	1.32	% ††	1.34%	1.32	%(d)	1.33%	1.34%	1.40%
Portfolio turnover rate	24%		45%	33%		42%	37%	29%
Net assets at end of period (in 000’s)	$62,947		$54,553	$41,891		$43,405	$45,882	$57,948

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.33%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$16.27		$13.43	$13.47		$13.07	$13.35	$11.66

Net investment income (loss) (a)	(0.03)		(0.04)	(0.01)		(0.02)	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.85		2.87	(0.04)		0.50	(0.27)	1.75
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	0.82		2.84	(0.04)		0.45	(0.28)	1.75

Less dividends:
From net investment income	(0.03)		—	—		(0.05)	—	(0.06)

Net asset value at end of period	$17.06		$16.27	$13.43		$13.47	$13.07	$13.35

Total investment return (b)	5.04%		21.15%	(0.30%)		3.43%	(2.10%)	15.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40	%)††	(0.26%)	(0.11	%)(c)	(0.14%)	0.19%	0.05%
Net expenses	1.65	% ††	1.69%	1.69	% (d)	1.68%	1.67%	1.72%
Expenses (before waiver/reimbursement)	1.69	% ††	1.69%	1.69%		1.68%	1.67%	1.72%
Portfolio turnover rate	24%		45%	33%		42%	37%	29%
Net assets at end of period (in 000’s)	$25,280		$25,029	$31,523		$34,329	$34,377	$37,457

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.70%.

18	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$14.55		$12.10	$12.23		$11.91	$12.26	$10.73

Net investment income (loss) (a)	(0.09)		(0.14)	(0.10)		(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	0.77		2.58	(0.04)		0.46	(0.24)	1.62
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	0.68		2.45	(0.13)		0.32	(0.35)	1.53

Net asset value at end of period	$15.23		$14.55	$12.10		$12.23	$11.91	$12.26

Total investment return (b)	4.67%		20.25%	(1.06%)		2.69%	(2.85%)	14.26	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.18	%)††	(1.05%)	(0.86	%)(d)	(0.91%)	(0.57%)	(0.73%)
Net expenses	2.40	% ††	2.44%	2.44	% (e)	2.43%	2.42%	2.47%
Expenses (before waiver/reimbursement)	2.44	% ††	2.44%	2.44%		2.43%	2.42%	2.47%
Portfolio turnover rate	24%		45%	33%		42%	37%	29%
Net assets at end of period (in 000’s)	$5,568		$6,210	$6,991		$8,982	$11,058	$13,981

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$14.56		$12.10	$12.23		$11.92	$12.26	$10.74

Net investment income (loss) (a)	(0.08)		(0.14)	(0.10)		(0.11)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	0.75		2.59	(0.04)		0.45	(0.24)	1.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.01		(0.03)	(0.03)	(0.01)

Total from investment operations	0.67		2.46	(0.13)		0.31	(0.34)	1.52

Net asset value at end of period	$15.23		$14.56	$12.10		$12.23	$11.92	$12.26

Total investment return (b)	4.60%		20.33%	(1.06%)		2.60%	(2.77%)	14.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.13	%)††	(1.05%)	(0.84	%)(c)	(0.90%)	(0.57%)	(0.71%)
Net expenses	2.40	% ††	2.44%	2.44	% (d)	2.43%	2.42%	2.47%
Expenses (before waiver/reimbursement)	2.44	% ††	2.44%	2.44%		2.43%	2.42%	2.47%
Portfolio turnover rate	24%		45%	33%		42%	37%	29%
Net assets at end of period (in 000’s)	$8,316		$7,564	$7,850		$8,292	$8,383	$10,088

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$16.48		$13.59	$13.59		$13.19	$13.45	$11.75

Net investment income (loss) (a)	0.02		0.05	0.07		0.06	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.85		2.90	(0.04)		0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	0.87		2.96	0.04		0.53	(0.20)	1.83

Less dividends:
From net investment income	(0.13)		(0.07)	(0.04)		(0.13)	(0.06)	(0.13)

Net asset value at end of period	$17.22		$16.48	$13.59		$13.59	$13.19	$13.45

Total investment return (b)	5.29%		21.94%	0.29%		4.04%	(1.49%)	15.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24	%††	0.31%	0.54	%(c)	0.46%	0.79%	0.62%
Net expenses	1.07	%††	1.09%	1.07	%(d)	1.08%	1.09%	1.14%
Portfolio turnover rate	24%		45%	33%		42%	37%	29%
Net assets at end of period (in 000’s)	$247,973		$205,009	$179,274		$224,307	$223,797	$202,289

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Six months ended April 30,		Year ended October 31,
Class R1	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$16.38		$13.51	$13.51		$13.11	$13.37	$11.67

Net investment income (loss) (a)	0.01		0.03	0.06		0.04	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.85		2.89	(0.05)		0.50	(0.27)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	0.86		2.93	0.02		0.51	(0.22)	1.81

Less dividends:
From net investment income	(0.11)		(0.06)	(0.02)		(0.11)	(0.04)	(0.11)

Net asset value at end of period	$17.13		$16.38	$13.51		$13.51	$13.11	$13.37

Total investment return (b)	5.29%		21.78%	0.18%		3.95%	(1.63%)	15.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.08	%††	0.21%	0.41	%(c)	0.33%	0.66%	0.49%
Net expenses	1.17	%††	1.19%	1.17	%(d)	1.18%	1.19%	1.25%
Portfolio turnover rate	24%		45%	33%		42%	37%	29%
Net assets at end of period (in 000’s)	$2,487		$2,616	$2,478		$3,032	$3,597	$4,003

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.18%.

20	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2018*		2017		2016	2015	2014	2013
Net asset value at beginning of period	$16.42		$13.54		$13.54	$13.14	$13.40	$11.70

Net investment income (loss) (a)	(0.03)		0.01		0.01	0.01	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.88		2.88		(0.01)	0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01		0.00 ‡	(0.03)	(0.04)	(0.01)

Total from investment operations	0.85		2.90		0.00 ‡	0.48	(0.25)	1.78

Less dividends:
From net investment income	(0.08)		(0.02)		—	(0.08)	(0.01)	(0.08)

Net asset value at end of period	$17.19		$16.42		$13.54	$13.54	$13.14	$13.40

Total investment return (b)	5.09%		21.55	%(c)	(0.07%)	3.73%	(1.88%)	15.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41	%)††	0.06%		0.08%	0.11%	0.36%	0.26%
Net expenses	1.42	% ††	1.44%		1.42%	1.43%	1.44%	1.49%
Portfolio turnover rate	24%		45%		33%	42%	37%	29%
Net assets at end of period (in 000’s)	$683		$1,201		$847	$2,313	$3,509	$8,487

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class R3	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$16.29		$13.44	$13.48		$13.07	$13.35	$11.64

Net investment income (loss) (a)	(0.04)		(0.04)	(0.01)		(0.02)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.86		2.88	(0.04)		0.50	(0.26)	1.76
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.01	0.01		(0.03)	(0.04)	(0.01)

Total from investment operations	0.82		2.85	(0.04)		0.45	(0.28)	1.74

Less dividends:
From net investment income	(0.04)		—	—		(0.04)	—	(0.03)

Net asset value at end of period	$17.07		$16.29	$13.44		$13.48	$13.07	$13.35

Total investment return (b)	5.01%		21.21%	(0.30%)		3.44%	(2.10%)	15.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.42	%)††	(0.27%)	(0.11	%)(c)	(0.15%)	0.17%	(0.05%)
Net expenses	1.67	% ††	1.69%	1.67	% (d)	1.68%	1.69%	1.74%
Portfolio turnover rate	24%		45%	33%		42%	37%	29%
Net assets at end of period (in 000’s)	$1,313		$1,446	$1,108		$1,204	$1,291	$1,365

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.68%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay International Equity Fund (formerly known as MainStay International Equity Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

22	MainStay MacKay International Equity Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

23

Notes to Financial Statements (Unaudited) (continued)

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if

24	MainStay MacKay International Equity Fund

any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $226,666 and had received non-cash collateral of $235,877. Income earned from securities lending activity is reflected in the Statement of Operations.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

25

Notes to Financial Statements (Unaudited) (continued)

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings

LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million.

During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $1,430,813 and waived its fees and/or reimbursed expenses in the amount of $8,402.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect,

26	MainStay MacKay International Equity Fund

wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,275
Class R2	511
Class R3	661

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,510 and $6,469, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $68, $2,098 and $780, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$18,876
Investor Class	55,668
Class B	13,056
Class C	17,768
Class I	70,166
Class R1	820
Class R2	331
Class R3	425

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$96,565,641	38.9%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$296,170,174	$64,732,222	$(6,442,471)	$58,289,751

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $35,592,840 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to

27

Notes to Financial Statements (Unaudited) (continued)

shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2019	$35,593	$—

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$1,059,843

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $104,269 and $75,620, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	488,968	$8,337,900
Shares issued to shareholders in reinvestment of dividends and distributions	17,877	301,222
Shares redeemed	(286,032)	(4,837,534)

Net increase (decrease) in shares outstanding before conversion	220,813	3,801,588
Shares converted into Class A (See Note 1)	130,717	2,209,278
Shares converted from Class A (See Note 1)	(9,256)	(154,821)

Net increase (decrease)	342,274	$5,856,045

Year ended October 31, 2017:
Shares sold	345,562	$5,153,486
Shares issued to shareholders in reinvestment of dividends and distributions	8,386	106,672
Shares redeemed	(877,615)	(12,554,676)

Net increase (decrease) in shares outstanding before conversion	(523,667)	(7,294,518)
Shares converted into Class A (See Note 1)	787,104	12,465,344
Shares converted from Class A (See Note 1)	(33,750)	(483,068)

Net increase (decrease)	229,687	$4,687,758

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	107,401	$1,818,682
Shares issued to shareholders in reinvestment of dividends and distributions	2,537	42,599
Shares redeemed	(71,310)	(1,200,555)

Net increase (decrease) in shares outstanding before conversion	38,628	660,726
Shares converted into Investor Class (See Note 1)	27,365	455,575
Shares converted from Investor Class (See Note 1)	(122,308)	(2,057,964)

Net increase (decrease)	(56,315)	$(941,663)

Year ended October 31, 2017:
Shares sold	173,615	$2,541,116
Shares redeemed	(274,294)	(3,908,999)

Net increase (decrease) in shares outstanding before conversion	(100,679)	(1,367,883)
Shares converted into Investor Class (See Note 1)	77,754	1,116,985
Shares converted from Investor Class (See Note 1)	(786,293)	(12,378,871)

Net increase (decrease)	(809,218)	$(12,629,769)

28	MainStay MacKay International Equity Fund

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	10,814	$161,949
Shares redeemed	(41,656)	(625,444)

Net increase (decrease) in shares outstanding before conversion	(30,842)	(463,495)
Shares converted from Class B (See Note 1)	(30,251)	(452,068)

Net increase (decrease)	(61,093)	$(915,563)

Year ended October 31, 2017:
Shares sold	38,477	$482,874
Shares redeemed	(115,580)	(1,470,403)

Net increase (decrease) in shares outstanding before conversion	(77,103)	(987,529)
Shares converted from Class B (See Note 1)	(73,733)	(945,459)

Net increase (decrease)	(150,836)	$(1,932,988)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	72,684	$1,096,035
Shares redeemed	(46,300)	(696,041)

Net increase (decrease)	26,384	$399,994

Year ended October 31, 2017:
Shares sold	100,333	$1,293,338
Shares redeemed	(229,189)	(2,877,871)

Net increase (decrease)	(128,856)	$(1,584,533)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,676,507	$45,428,044
Shares issued to shareholders in reinvestment of dividends and distributions	95,419	1,614,501
Shares redeemed	(816,042)	(13,926,989)

Net increase (decrease)	1,955,884	$33,115,556

Year ended October 31, 2017:
Shares sold	1,946,659	$27,785,220
Shares issued to shareholders in reinvestment of dividends and distributions	73,427	936,926
Shares redeemed	(2,782,401)	(40,635,078)

Net increase (decrease) in shares outstanding before conversion	(762,315)	(11,912,932)
Shares converted into Class I (See Note 1)	16,255	225,069

Net increase (decrease)	(746,060)	$(11,687,863)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,288	$38,045
Shares issued to shareholders in reinvestment of dividends and distributions	1,061	17,860
Shares redeemed	(17,843)	(301,359)

Net increase (decrease)	(14,494)	$(245,454)

Year ended October 31, 2017:
Shares sold	8,744	$131,452
Shares issued to shareholders in reinvestment of dividends and distributions	787	10,000
Shares redeemed	(33,216)	(486,548)

Net increase (decrease)	(23,685)	$(345,096)

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	15,574	$268,407
Shares issued to shareholders in reinvestment of dividends and distributions	102	1,720
Shares redeemed	(49,055)	(817,620)

Net increase (decrease)	(33,379)	$(547,493)

Year ended October 31, 2017:
Shares sold	56,641	$797,268
Shares issued to shareholders in reinvestment of dividends and distributions	57	731
Shares redeemed	(46,136)	(680,328)

Net increase (decrease)	10,562	$117,671

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	9,642	$163,765
Shares issued to shareholders in reinvestment of dividends and distributions	176	2,956
Shares redeemed	(21,700)	(366,650)

Net increase (decrease)	(11,882)	$(199,929)

Year ended October 31, 2017:
Shares sold	34,475	$485,555
Shares redeemed	(28,104)	(410,533)

Net increase (decrease)	6,371	$75,022

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay International Equity Fund (now known as the MainStay MacKay International Equity Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

30	MainStay MacKay International Equity Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board noted that the Fund’s investment performance compared favorably relative to the Fund’s benchmark index and was in line with peer funds over certain time periods and considered its discussions

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

with representatives from New York Life Investments regarding the Fund’s underperformance relative to the Fund’s benchmark index and peer funds over other time periods. The Board further noted recent management team changes at MacKay Shields.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic

32	MainStay MacKay International Equity Fund

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay MacKay International Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737261 MS126-18	MSIE10-06/18 (NYLIM) NL010

MainStay MacKay Tax Free Bond Fund (Formerly known as MainStay Tax Free Bond Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–4.43 0.07%	–1.74 2.89%	2.03 2.98%	4.13 4.61%	0.81 0.81%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.42 0.08	–1.72 2.91	2.00 2.95	4.06 4.54	0.79 0.79
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–4.88 0.05	–2.34 2.65	2.35 2.71	4.29 4.29	1.04 1.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–1.03 –0.05	1.65 2.65	2.71 2.71	4.29 4.29	1.04 1.04
Class I Shares	No Sales Charge		12/21/2009	0.19	3.14	3.23	5.15	0.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays Municipal Bond Index[4]	–0.97%	1.56%	2.44%	4.25%
Morningstar Muni National Long Category Average[5]	–0.84	1.89	2.35	4.08

4.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,000.70	$3.97	$1,020.80	$4.01	0.80%

Investor Class Shares	$1,000.00	$1,000.80	$3.87	$1,020.90	$3.91	0.78%

Class B Shares	$1,000.00	$1,000.50	$5.11	$1,019.70	$5.16	1.03%

Class C Shares	$1,000.00	$999.50	$5.11	$1,019.70	$5.16	1.03%

Class I Shares	$1,000.00	$1,001.90	$2.73	$1,022.10	$2.76	0.55%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

New York	18.7%
California	13.4
Illinois	12.9
Puerto Rico	7.6
Texas	4.6
New Jersey	4.4
South Carolina	3.9
Michigan	3.0
Pennsylvania	2.4
Nebraska	2.2
Colorado	2.1
Connecticut	2.1
U.S. Virgin Islands	1.8
Arkansas	1.7
Florida	1.6
Virginia	1.5
Guam	1.4
Rhode Island	1.2
Massachusetts	1.1
Oklahoma	1.1
District of Columbia	1.0
Maryland	1.0
Arizona	0.9
Indiana	0.7
Kansas	0.7

Louisiana	0.7%
Missouri	0.7
Ohio	0.7
Alabama	0.5
Montana	0.4
Tennessee	0.4
Idaho	0.3
Kentucky	0.3
Minnesota	0.2
New Hampshire	0.2
Wisconsin	0.2
Alaska	0.1
Georgia	0.1
Hawaii	0.1
Iowa	0.1
Mississippi	0.1
New Mexico	0.1
North Dakota	0.1
South Dakota	0.1
Wyoming	0.1
North Carolina	0.0	‡
Utah	0.0	‡
Other Assets, Less Liabilities	1.5

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2018 (Unaudited)

1.	New York State Dormitory Authority, Sales Tax, Revenue Bonds, 5.00%, due 3/15/34–3/15/44

2.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 5.00%, due 5/1/32–8/1/45

3.	South Carolina Public Service Authority, Revenue Bonds, 5.00%, due 12/1/29–12/1/56

4.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, 5.25%–5.50%, due 7/1/21–7/1/41

5.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/32–9/1/42
6.	State of Illinois, Unlimited General Obligation, 4.00%–5.00%, due 11/1/18–6/1/41

7.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, (zero coupon)–6.00%, due 7/1/19–7/1/37

8.	City of Chicago IL, Wastewater Transmission, Revenue Bonds, 5.00%–5.25%, due 1/1/28–1/1/47

9.	New York State Energy Research & Development Authority, Niagara Mohawk Power Corp., Revenue Bonds, 4.59%–4.746%, due 12/1/25–7/1/29

10.	Tobacco Settlement Financing Corp., Revenue Bonds, 5.00%, due 6/1/28–6/1/35

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Tax Free Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Tax Free Bond Fund returned 0.07% for Class A shares, 0.08% for Investor Class shares, 0.05% for Class B shares and –0.05% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.19%. For the six months ended April 30, 2018, all share classes outperformed the –0.97% return of the Bloomberg Barclays Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the –0.84% return of the Morningstar Muni National Long Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Tax Free Bond Fund was renamed MainStay MacKay Tax Free Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund was hedged with a combination of 10-year and 30-year U.S. Treasury futures during the reporting period. The Fund marginally increased its short position in U.S. Treasury futures to reduce duration. This decision, along with improving municipal/U.S. Treasury ratios, contributed positively to the Fund’s performance for the majority of the reporting period. (Contributions take weightings and total returns into account.)

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index was affected by yield curve3 positioning. An underweight position relative to the Bloomberg Barclays Municipal Bond Index among bonds maturing in seven or fewer years contributed positively to the Fund’s performance, while an overweight position relative to the benchmark to bonds maturing in more than seven years detracted from performance. The Fund’s overweight exposure relative to the benchmark in securities issued in the Virgin Islands added to the Fund’s perform-

ance, as investor sentiment improved following indications of a strong recovery from the hurricanes that occurred in the fall of 2017. An overweight exposure to certain Illinois appropriation-backed credits detracted from performance, as investors became concerned about the state’s upcoming budget deadline in June 2018 and the state’s gubernatorial election in November 2018. The Fund’s U.S. Treasury hedge mitigated the effects of rising rates during the reporting period and contributed positively to relative performance.

What was the Fund’s duration4 strategy during the reporting period?

During the reporting period, the Fund’s duration was targeted to remain in a neutral range relative to the bonds in which the Fund can invest, as outlined in the prospectus. This target typically places the Fund’s duration within plus or minus 10% of the benchmark’s duration. As of April 30, 2018, the Fund’s modified duration to worst5 was 4.61 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The most substantial positive contribution to the Fund’s performance during the reporting period came from security selection in the state general obligation and special-tax sectors. The contribution was mainly fueled by the continued recovery of the U.S. Virgin Islands and Puerto Rico following the hurricanes in the fall of 2017. Also contributing positively to performance was the Fund’s security selection in the tobacco sector, as the state of New Jersey refinanced all of its tobacco bonds. Following the refinancing, demand increased across other higher-yielding tobacco bonds. During the reporting period, the Fund’s exposure to the incremental-tax, leasing and local general obligation sectors detracted from the Fund’s performance.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings generally remained the same with a few notable decreases and slight increases across multiple sectors. The Fund decreased its exposure to the hospital sector from just over 10.5% to under 7% of net assets because of some deteriorating credit factors. The Fund also continued to decrease its exposure to prerefunded bonds in anticipation of

1.	See footnote on page 6 for more information on the Bloomberg Barclays Municipal Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Muni National Long Category Average.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

the Federal Reserve’s raising the federal funds target range. During the reporting period, the Fund marginally increased its allocations to the special-tax, local and state general obligation, education, transportation and leasing sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund continued to hold an overweight position relative to the Bloomberg Barclays Municipal Bond

Index in bonds with maturities of 15 years or longer. New purchases throughout the reporting period, however, had gradually reduced this overweight position. As of the same date, the Fund had an overweight exposure relative to the benchmark in bonds rated AA6 and BBB.7 As of April 30, 2018, the Fund held underweight positions relative the Bloomberg Barclays Municipal Bond Index in securities rated AAA8 and in bonds with maturities less than 10 years. The Fund also maintained its defensive duration position in relation to the benchmark.

6.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 98.5%† Municipal Bonds 98.5%
Alabama 0.5%
City of Birmingham AL, Unlimited General Obligation Series A 5.00%, due 3/1/43	$4,150,000	$4,508,809
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds 5.00%, due 10/1/25	1,000,000	1,108,190
5.00%, due 10/1/30	3,700,000	4,069,889
University of South Alabama, Revenue Bonds Insured: AGM 4.00%, due 11/1/35	2,000,000	2,068,480
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,285,347
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,307,800

		15,348,515

Alaska 0.1%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,829,953

Arizona 0.9%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds Series C 1.53%, due 1/1/46 (a)	2,500,000	2,500,000
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,051,840
Salt River Project Agricultural Improvement & Power District, Electric System, Revenue Bonds Series A 5.00%, due 1/1/38	10,000,000	11,621,100
Series A 5.00%, due 1/1/39	10,000,000	11,602,900

		26,775,840

Arkansas 1.7%
City of Fort Smith AR, Water & Sewer, Revenue Bonds Insured: BAM 5.00%, due 10/1/27	1,945,000	2,247,973

	Principal Amount	Value
Arkansas (continued)
City of Fort Smith AR, Water & Sewer, Revenue Bonds (continued)
Insured: BAM 5.00%, due 10/1/28	$1,535,000	$1,767,921
Insured: BAM 5.00%, due 10/1/29	1,075,000	1,233,799
Insured: BAM 5.00%, due 10/1/31	2,335,000	2,663,161
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds 5.00%, due 3/1/34	2,000,000	2,255,100
5.00%, due 3/1/35	1,550,000	1,745,300
Pulaski County Special School District, Limited General Obligation 4.00%, due 2/1/48	15,500,000	15,833,405
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,272,173
Springdale School District No. 50, Limited General Obligation 4.00%, due 6/1/36	2,500,000	2,608,975
4.00%, due 6/1/40	11,000,000	11,274,560
University of Arkansas, UALR Campus, Revenue Bonds 5.00%, due 10/1/29	1,315,000	1,536,946
5.00%, due 10/1/30	1,110,000	1,292,806
5.00%, due 10/1/31	1,205,000	1,397,571

		49,129,690

California 13.4%
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series C, Insured: AGM (zero coupon), due 9/1/31	11,990,000	7,287,762
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	15,704,939
Antelope Valley Community College District, Election 2016, Unlimited General Obligation Series A 4.50%, due 8/1/38	15,000,000	16,476,900
California Educational Facilities Authority, Loma Linda University, Revenue Bonds Series A 5.00%, due 4/1/42	390,000	432,561
California Educational Facilities Authority, Prerefunded—University of San Francisco, Revenue Bonds 6.125%, due 10/1/30	745,000	845,381

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Educational Facilities Authority, Unrefunded—University of San Francisco, Revenue Bonds 6.125%, due 10/1/30	$780,000	$885,097
California Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,145,110
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/35	1,230,000	1,268,118
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/41	5,000,000	5,555,950
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/47	7,250,000	7,863,785
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds 5.00%, due 12/1/22	390,000	434,265
5.00%, due 12/1/23	405,000	457,877
5.00%, due 12/1/24	425,000	486,595
5.00%, due 12/1/25	450,000	520,848
5.00%, due 12/1/26	470,000	548,373
5.00%, due 12/1/27	495,000	581,397
5.00%, due 12/1/28	520,000	607,443
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	16,000,000	3,563,360
California State Educational Facilities Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	5,000,000	5,651,950
California State Public Works Board, Various Capital Project, Revenue Bonds Series G-1 5.75%, due 10/1/30	1,400,000	1,478,652
Series I-1 6.625%, due 11/1/34	170,000	170,179

	Principal Amount	Value
California (continued)
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	$780,000	$803,946
California Statewide Communities Development Authority, Cottage Health Obligation Group, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,576,303
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,608,000
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,305,150
City of Richmond CA, Wastewater Revenue, Revenue Bonds Series A 5.25%, due 8/1/47	10,000,000	11,577,200
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series F, Insured: BAM 5.00%, due 8/1/46	12,385,000	13,893,741
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	24,500,000	26,907,615
Colton Joint Unified School District, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 8/1/30	3,495,000	3,748,562
Etiwanda School District, Election 2016, Unlimited General Obligation Series A 5.00%, due 8/1/46	5,725,000	6,486,883
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/41	3,000,000	3,512,340
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	2,640,000	2,916,619
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/35	14,800,000	6,554,032
Series C (zero coupon), due 8/1/36	15,500,000	6,370,810

12	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/32	$6,000,000	$2,638,260
Series G (zero coupon), due 8/1/33	10,000,000	4,081,400
Series G (zero coupon), due 8/1/41	23,485,000	5,464,959
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	6,062,500
Irvine Ranch Water District, Improvement District Construction, Special Assessment Series B 1.22%, due 10/1/41 (a)	3,550,000	3,550,000
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 5.25%, due 8/1/42	5,000,000	5,809,550
Live Oak Elementary School District, Certificates of Participation Insured: AGM 5.00%, due 8/1/39	3,205,000	3,590,529
Oakland Unified School District, Alameda County, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/27	1,160,000	1,358,650
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,046,646
Insured: AGM 5.00%, due 8/1/29	2,535,000	2,943,490
Oceanside Unified School District, Unrefunded Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	560,000	72,010
Palomar Health, Revenue Bonds Insured: AGM 5.00%, due 11/1/47	7,500,000	8,351,025
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	5,632,250
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,597,174

	Principal Amount	Value
California (continued)
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation Series B, Insured: BAM 5.00%, due 10/1/28	$2,510,000	$2,897,293
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	1,005,576
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	3,026,356
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series B 5.00%, due 6/1/35	23,920,000	28,051,223
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,109,720
San Diego Association of Governments, South Bay Expressway, Senior Lien, Revenue Bonds Series A 5.00%, due 7/1/30	2,475,000	2,912,333
Series A 5.00%, due 7/1/32	1,800,000	2,097,486
Series A 5.00%, due 7/1/38	1,150,000	1,315,198
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,349,170
San Jose Redevelopment Agency Successor Agency, Tax Allocation Series A 5.00%, due 8/1/34	20,000,000	23,402,200
San Marcos School Financing Authority, Revenue Bonds Insured: AGM 5.00%, due 8/15/33	500,000	581,825
Insured: AGM 5.00%, due 8/15/34	1,000,000	1,156,620
Insured: AGM 5.00%, due 8/15/35	1,000,000	1,153,990
Insured: AGM 5.00%, due 8/15/36	1,100,000	1,266,518
San Mateo Union High School District, Election 2010, Unlimited General Obligation (zero coupon), due 9/1/41	6,500,000	5,457,465

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Santa Clara County Financing Authority, Revenue Bonds Series Q 4.00%, due 5/15/33	$5,000,000	$5,259,850
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,420,104
Simi Valley Unified School District, Election 2016, Unlimited General Obligation Series A 5.00%, due 8/1/38	1,000,000	1,156,050
Series A 5.00%, due 8/1/39	1,000,000	1,147,360
Series A 5.00%, due 8/1/40	1,195,000	1,375,242
Solano County Conmunity College District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/42	16,460,000	19,314,493
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	4,500,000	5,097,600
Southwestern Community College District, Election 2008, Unlimited General Obligation Series C (zero coupon), due 8/1/46	13,000,000	3,866,850
State of California, Unlimited General Obligation 5.00%, due 8/1/35	22,000,000	25,606,460
5.25%, due 10/1/39	5,635,000	6,509,270
6.00%, due 11/1/35	2,500,000	2,653,650
6.25%, due 11/1/34	4,000,000	4,262,400
Tahoe-Truckee Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/41	2,200,000	2,496,890
Twin Rivers Unified School District, Unrefunded Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,120,000	3,058,176
University of California, Revenue Bonds Series AV 5.00%, due 5/15/42	1,725,000	1,983,026

	Principal Amount	Value
California (continued)
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	$13,900,000	$2,168,817

		393,585,397

Colorado 2.1%
Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan, Revenue Bonds 5.625%, due 6/1/43	1,180,000	1,313,753
Colorado State Board of Governors University Enterprise System, Revenue Bonds Series C 5.00%, due 3/1/43	15,000,000	17,044,350
Denver Convention Center Hotel Authority, Revenue Bonds 5.00%, due 12/1/30	1,305,000	1,478,956
5.00%, due 12/1/31	1,395,000	1,575,373
5.00%, due 12/1/32	2,500,000	2,813,300
5.00%, due 12/1/36	1,000,000	1,105,640
Rampart Range Metropolitan District No. 1, Revenue Bonds Insured: AGM 5.00%, due 12/1/42	13,205,000	14,896,825
Regional Transportation District, Certificates of Participation Series A 4.50%, due 6/1/44	19,920,000	20,792,098
Vista Ridge Metropolitan District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 12/1/31	1,250,000	1,390,850

		62,411,145

Connecticut 2.1%
City of Hartford CT, Unlimited General Obligation Series A 5.00%, due 4/1/28	2,500,000	2,655,725
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,192,498
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,720,200
City of Hartford CT, Unrefunded, Unlimited General Obligation
Series A 5.00%, due 4/1/29	895,000	949,058
Series A, Insured: AGM 5.00%, due 4/1/32	195,000	205,825

14	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	$10,425,000	$11,540,058
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds Series A 5.00%, due 9/1/30	5,000,000	5,466,850
Series A, Insured: BAM 5.00%, due 9/1/31	14,470,000	16,462,953
Series A 5.00%, due 9/1/33	13,000,000	14,417,780

		62,610,947

District of Columbia 1.0%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/32	1,125,000	1,201,219
5.00%, due 6/1/42	5,500,000	5,800,960
District of Columbia, Gallery Place Project, Tax Allocation 5.00%, due 6/1/27	525,000	564,154
District of Columbia, KIPP Charter School, Revenue Bonds 6.00%, due 7/1/43	1,000,000	1,176,480
6.00%, due 7/1/48	1,575,000	1,852,956
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds Series B (zero coupon), due 10/1/44	7,140,000	8,943,136
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	10,068,160

		29,607,065

Florida 1.6%
City of Miami Beach FL Parking, Revenue Bonds Insured: BAM 5.00%, due 9/1/35	1,990,000	2,234,770
Insured: BAM 5.00%, due 9/1/40	2,500,000	2,767,750
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	4,375,000	4,386,287

	Principal Amount	Value
Florida (continued)
County of Miami-Dade FL Aviation, Miami International Airport, Revenue Bonds Insured: AGM 5.25%, due 10/1/41 (b)	$210,000	$212,591
County of Miami-Dade FL Aviation, Revenue Bonds 5.00%, due 10/1/31	750,000	862,598
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds Series A 4.00%, due 10/1/44	9,500,000	9,694,275
Series B 5.00%, due 10/1/30	8,500,000	9,731,650
Series B 5.00%, due 10/1/31	10,000,000	11,420,300
JEA Electric System, Revenue Bonds Series B 4.00%, due 10/1/36	4,500,000	4,664,385
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 5.00%, due 8/1/31	1,500,000	1,644,435

		47,619,041

Georgia 0.1%
Dalton GA, Board of Water Light & Sinking Fund Commissioners, Revenue Bonds 5.00%, due 3/1/30	2,055,000	2,392,472

Guam 1.4%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (b)	5,000,000	5,713,550
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 7/1/36	1,750,000	1,867,758
5.00%, due 1/1/46	2,500,000	2,642,200
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,081,577
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	705,763
Territory of Guam, Revenue Bonds Series D 5.00%, due 11/15/35	8,350,000	8,838,391
Series A 5.125%, due 1/1/42	3,085,000	3,186,095
Series A 5.25%, due 1/1/36	2,000,000	2,087,780
Series A 6.50%, due 11/1/40	2,700,000	2,983,905

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Guam (continued)
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/27	$2,265,000	$2,491,953
Series A 5.00%, due 12/1/32	1,250,000	1,344,700
Series A 5.00%, due 12/1/34	2,290,000	2,444,575
Series A 5.00%, due 12/1/36	1,000,000	1,063,340

		41,451,587

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,148,020

Idaho 0.3%
Idaho Health Facilities Authority, Trinity Health Credit Group, Revenue Bonds Series A 5.00%, due 12/1/47	7,850,000	8,835,253

Illinois 12.9%
Carol Stream Park District, Unlimited General Obligation Insured: BAM 5.00%, due 1/1/37	3,985,000	4,417,492
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	13,637,190
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	19,485,000	22,691,841
Chicago Board of Education, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 12/1/32	16,000,000	16,312,960
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	12,420,427
Chicago O’Hare International Airport, Prerefunded Third Lien, Revenue Bonds Series A 5.625%, due 1/1/35	1,815,000	1,979,857
Chicago O’Hare International Airport, Unrefunded Third Lien, Revenue Bonds Series A 5.625%, due 1/1/35	435,000	470,039

	Principal Amount	Value
Illinois (continued)
Chicago Park District, Limited General Obligation Series A 5.00%, due 1/1/28	$1,000,000	$1,125,050
Series A 5.00%, due 1/1/29	750,000	836,220
Series A 5.00%, due 1/1/31	1,000,000	1,101,430
Series A 5.00%, due 1/1/35	2,000,000	2,167,860
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	10,000,000	10,675,000
Chicago, Unlimited General Obligation Series A 6.00%, due 1/1/38	20,000,000	22,146,400
City of Chicago IL Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	5,046,725
City of Chicago IL, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 1/1/26	10,000,000	10,423,000
Series A, Insured: BAM 6.00%, due 1/1/38	6,000,000	7,132,140
♦City of Chicago IL, Wastewater Transmission, Revenue Bonds 5.00%, due 1/1/28	1,000,000	1,092,530
Series B, Insured: AGM 5.00%, due 1/1/30	7,585,000	8,561,645
5.00%, due 1/1/33	2,000,000	2,129,560
5.00%, due 1/1/39	8,420,000	8,921,327
5.00%, due 1/1/44	14,840,000	15,630,824
Series A 5.00%, due 1/1/47	7,675,000	8,226,065
Series A, Insured: AGM 5.25%, due 1/1/42	4,000,000	4,480,960
City of Chicago IL, Wastewater, Revenue Bonds 5.00%, due 11/1/27	1,000,000	1,106,690
Series 2017-2, Insured: AGM 5.00%, due 11/1/28	2,000,000	2,287,540
5.00%, due 11/1/29	1,700,000	1,874,029
Series 2017-2, Insured: AGM 5.00%, due 11/1/30	3,000,000	3,405,060
Series 2017-2, Insured: AGM 5.00%, due 11/1/32	5,000,000	5,631,700
Series 2017-2, Insured: AGM 5.00%, due 11/1/33	10,000,000	11,203,100

16	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Wastewater, Revenue Bonds (continued)
Insured: AGM 5.25%, due 11/1/33	$4,535,000	$5,219,014
Insured: AGM 5.25%, due 11/1/34	1,785,000	2,041,754
Insured: AGM 5.25%, due 11/1/35	3,025,000	3,454,853
City of Country Club Hills IL, Unlimited General Obligation Insured: BAM 4.50%, due 12/1/31	455,000	478,109
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	5,000,000	5,481,550
Cook County Community High School District No. 212 Leyden, Revenue Bonds Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,700,024
Series C, Insured: BAM 5.00%, due 12/1/31	2,610,000	2,862,361
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	10,633,440
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,403,650
Madison County Community Unit School, District No. 7 Edwardsville, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/18	1,240,000	1,252,933
Insured: BAM 4.00%, due 12/1/19	2,475,000	2,539,895
Insured: BAM 4.00%, due 12/1/20	2,085,000	2,158,955
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,250,000	8,641,485
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	58,750,000	24,438,238

	Principal Amount	Value
Illinois (continued)
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/29	$580,000	$652,430
Rock Island County, Public Building Commission, Revenue Bonds Insured: AGM 5.00%, due 12/1/31	500,000	559,090
Insured: AGM 5.00%, due 12/1/36	2,645,000	2,905,956
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,321,969
Series B, Insured: BAM 5.00%, due 4/1/29	1,620,000	1,795,883
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,103,020
♦State of Illinois, Unlimited General Obligation Insured: BAM 4.00%, due 6/1/41	12,600,000	12,660,228
Series A 5.00%, due 11/1/18	30,000,000	30,341,400
Insured: AGM 5.00%, due 1/1/19	9,000,000	9,166,680
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,780,000	4,178,866
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,664,445
Village of Crestwood IL, Alternative Revenue Source, Unlimited General Obligation Series B, Insured: BAM 5.00%, due 12/15/29	750,000	818,100
Series B, Insured: BAM 5.00%, due 12/15/30	850,000	927,180
Series B, Insured: BAM 5.00%, due 12/15/31	955,000	1,039,661
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	7,670,000	8,624,301
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 12/1/40	8,090,000	8,801,111

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation (continued)
Series A, Insured: AGM 5.00%, due 12/1/46	$5,925,000	$6,414,227

		378,415,469

Indiana 0.7%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds Series B 5.00%, due 2/1/24	2,100,000	2,272,515
Series A 5.00%, due 2/1/25	2,215,000	2,393,662
Series B 5.00%, due 2/1/25	2,210,000	2,388,259
Series B 5.00%, due 2/1/26	2,320,000	2,505,414
Indiana Finance Authority, Sisters of St. Francis, Health Services, Revenue Bonds Series I 1.55%, due 11/1/37 (a)	10,000,000	10,000,000
Indianapolis Local Public Improvement Bond Bank, Unrefunded-Waterworks Project, Revenue Bonds Series A, Insured: AGC 5.50%, due 1/1/38	885,000	905,001

		20,464,851

Iowa 0.1%
City of Coralville IA, Certificates of Participation Series E 4.00%, due 6/1/21	545,000	571,896
Series E 4.00%, due 6/1/22	1,405,000	1,481,783
Series E 4.00%, due 6/1/23	1,320,000	1,396,428

		3,450,107

Kansas 0.7%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds 5.00%, due 12/1/26	565,000	621,178
5.00%, due 12/1/28	410,000	447,921
5.00%, due 12/1/30	500,000	541,665
5.00%, due 12/1/36	1,150,000	1,220,782

	Principal Amount	Value
Kansas (continued)
Kansas Development Finance Authority, KU Health System, Revenue Bonds Series J 1.54%, due 3/1/41 (a)	$3,400,000	$3,400,000
Sedgwick County Unified School District No. 266 Maize, Unlimited General Obligation 5.00%, due 9/1/24	3,000,000	3,430,830
University of Kansas Hospital Authority, KU Health System, Revenue Bonds 5.00%, due 9/1/33	2,500,000	2,807,500
5.00%, due 9/1/34	5,000,000	5,580,250
5.00%, due 9/1/35	2,800,000	3,115,280

		21,165,406

Kentucky 0.3%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds Series A 4.00%, due 2/1/21	1,070,000	1,098,826
Series A 5.00%, due 2/1/23	1,525,000	1,640,763
Kentucky Economic Development Finance Authority, Louisville Arena Project, Revenue Bonds Series A, Insured: AGM 5.00%, due 12/1/45	6,250,000	6,821,125

		9,560,714

Louisiana 0.7%
City of Shreveport LA, Unlimited General Obligation Insured: BAM 5.00%, due 8/1/28	2,285,000	2,607,939
Insured: BAM 5.00%, due 8/1/30	5,355,000	5,980,143
City of Shreveport LA, Water & Sewer, Revenue Bonds Series B, Insured: AGM 4.00%, due 12/1/41	2,750,000	2,818,200
Louisiana Local Government Environmental Facilities & Community Development Authority, McNeese State University Student Parking Co., Revenue Bonds Insured: AGM 4.00%, due 3/1/22	335,000	354,370
Insured: AGM 4.00%, due 3/1/23	350,000	368,137
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,237,562

18	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/34	$2,010,000	$2,221,070
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	1,485,000	1,648,543
Terrebonne Parish LA, Sales & Use Tax, Morganza Levee Project, Revenue Bonds Series B, Insured: AGM (zero coupon), due 4/1/35	1,155,000	585,146
Series B, Insured: AGM (zero coupon), due 4/1/36	1,520,000	733,141
Series B, Insured: AGM (zero coupon), due 4/1/38	1,000,000	440,170

		20,994,421

Maryland 1.0%
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Revenue Bonds 5.00%, due 7/1/39	3,600,000	3,886,524
Maryland Stadium Authority, Construction & Revitalization, Revenue Bonds Series A 5.00%, due 5/1/42	22,400,000	25,436,320

		29,322,844

Massachusetts 1.1%
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/30	1,200,000	1,333,872
5.00%, due 10/1/31	1,200,000	1,327,404
5.00%, due 10/1/32	1,240,000	1,364,074
5.00%, due 10/1/33	1,500,000	1,646,670
5.00%, due 10/1/34	2,170,000	2,373,937
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 4.00%, due 1/1/33	1,000,000	1,054,840
Massachusetts Educational Financing Authority, Revenue Bonds Series B 5.70%, due 1/1/31 (b)	1,315,000	1,360,867
Series I 6.00%, due 1/1/28	1,520,000	1,582,320

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Health & Educational Facilities Authority, Harvard University, Revenue Bonds Series B 1.45%, due 11/1/49 (a)	$12,550,000	$12,550,000
Massachusetts State Development Finance Agency, Prerefunded-Suffolk University, Revenue Bonds Series A 6.00%, due 7/1/24	1,285,000	1,346,089
Massachusetts State Development Finance Agency, Unrefunded-Suffolk University, Revenue Bonds Series A 6.00%, due 7/1/24	715,000	748,398
Series A 6.25%, due 7/1/30	2,310,000	2,411,917
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,168,140

		31,268,528

Michigan 3.0%
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,005,680
Series C-1, Insured: AGM 7.00%, due 7/1/27	5,000,000	5,290,800
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	820,605
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,182,200
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	3,937,764
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,899,115
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	14,150,000	15,140,641
Great Lakes Water Authority, Water Supply System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/41	5,000,000	5,371,400
Senior Lien-Series A 5.75%, due 7/1/37	5,550,000	6,088,128

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Lincoln Consolidated School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 5/1/28	$2,030,000	$2,349,583
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,672,813
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,667,925
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	4,365,000	4,831,138
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-7, Insured: NATL-RE 5.00%, due 7/1/32	2,500,000	2,741,025
Series C-3, Insured: AGM 5.00%, due 7/1/33	3,000,000	3,313,920
Series C-1 5.00%, due 7/1/44	2,500,000	2,705,450
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series D2, Insured: AGM 5.00%, due 7/1/28	500,000	560,055
Series D-1 5.00%, due 7/1/33	500,000	552,805
Series D-1 5.00%, due 7/1/34	500,000	550,130
Series D1, Insured: AGM 5.00%, due 7/1/35	2,000,000	2,203,380
Series D6, Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	8,031,664
Saginaw City School District, Unlimited General Obligation Insured: Q-SBLF 5.00%, due 5/1/29	260,000	291,621
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	391,262
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	835,073
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	274,135
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	382,263
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	463,254

	Principal Amount	Value
Michigan (continued)
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	$2,500,000	$2,505,450

		88,059,279

Minnesota 0.2%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 1.52%, due 11/15/35 (a)	3,565,000	3,565,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Revenue Bonds 4.00%, due 11/15/37	1,000,000	1,028,770

		4,593,770

Mississippi 0.1%
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds 5.00%, due 3/1/43	1,510,000	1,721,219

Missouri 0.7%
City of Kansas MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	10,055,000	11,012,638
Health & Educational Facilities Authority of the State of Missouri, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,418,120
Health & Educational Facilities Authority of the State of Missouri, St. Lukes Health System, Inc., Revenue Bonds 5.00%, due 11/15/30	5,000,000	5,652,150
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	647,877

		21,730,785

Montana 0.4%
Missoula County Elementary School District No. 1 School Building, Unlimited General Obligation 4.00%, due 7/1/30	495,000	536,451
4.00%, due 7/1/31	345,000	370,734

20	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Montana (continued)
Missoula County Elementary School District No. 1 School Building, Unlimited General Obligation (continued)
4.00%, due 7/1/32	$590,000	$633,518
4.00%, due 7/1/33	555,000	593,650
Missoula High School District No. 1 School Building, Unlimited General Obligation 4.00%, due 7/1/30	585,000	633,988
4.00%, due 7/1/31	335,000	359,988
4.00%, due 7/1/33	350,000	372,935
4.00%, due 7/1/34	370,000	391,826
4.00%, due 7/1/35	515,000	544,123
Montana Facilities Finance Authority, Revenue Bonds 5.00%, due 2/15/30	1,790,000	2,029,126
5.00%, due 2/15/31	1,500,000	1,690,605
5.00%, due 2/15/32	775,000	869,713
5.00%, due 2/15/33	1,320,000	1,477,054
5.00%, due 2/15/34	1,200,000	1,336,032

		11,839,743

Nebraska 2.2%
♦Central Plains Energy, Project No. 3, Revenue Bonds 5.00%, due 9/1/32	5,190,000	5,654,609
5.00%, due 9/1/42	13,960,000	15,209,699
Series A 5.00%, due 9/1/42	20,000,000	23,575,600
5.25%, due 9/1/37	15,535,000	17,083,063
Douglas County Hospital Authority No. 2, Children’s Hospital, Revenue Bonds Series A 1.54%, due 8/15/32 (a)	700,000	700,000
Hospital Authority No 1 of Lancaster County, Bryan Health Medical Center, Revenue Bonds Series B-1 1.54%, due 6/1/31 (a)	1,700,000	1,700,000

		63,922,971

New Hampshire 0.2%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,944,090
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds 5.00%, due 1/1/31	905,000	1,030,062
5.00%, due 1/1/32	950,000	1,076,407

	Principal Amount	Value
New Hampshire (continued)
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds (continued)
5.00%, due 1/1/33	$1,000,000	$1,128,680
5.00%, due 1/1/34	1,050,000	1,178,268
5.00%, due 1/1/35	600,000	671,994

		7,029,501

New Jersey 4.4%
Atlantic County Improvement Authority, Stockton University-Atlantic City, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/31	2,670,000	3,031,251
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,475,537
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,571,956
Series A, Insured: AGM 5.00%, due 7/1/34	1,855,000	2,078,991
City of Atlantic City NJ, Unlimited General Obligation Series B, Insured: AGM 4.00%, due 3/1/42	6,970,000	7,036,912
Series B, Insured: AGM 5.00%, due 3/1/32	4,500,000	5,037,750
Series A, Insured: BAM 5.00%, due 3/1/42	1,250,000	1,369,425
New Brunswick Parking Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/28	5,880,000	6,792,517
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,728,320
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,282,902
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	7,745,879
New Jersey Building Authority, Unrefunded, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/25	2,015,000	2,263,308
Series A, Insured: BAM 5.00%, due 6/15/28	1,805,000	2,038,387
New Jersey Economic Development Authority, MSU Student Housing Project, Revenue Bonds 5.375%, due 6/1/25	4,500,000	4,811,715
New Jersey Economic Development Authority, Revenue Bonds 5.00%, due 1/1/28 (b)	1,000,000	1,099,600

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Revenue Bonds (continued)
Series A, Insured: BAM 5.00%, due 7/1/28	$2,000,000	$2,273,680
5.50%, due 1/1/26 (b)	1,000,000	1,136,540
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds Series A, Insured: BAM 5.00%, due 7/1/29	2,500,000	2,826,700
Series A, Insured: BAM 5.00%, due 7/1/30	5,000,000	5,634,250
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,366,810
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds Series A 5.00%, due 7/1/38	10,000,000	11,385,400
New Jersey Health Care Facilities Financing Authority, Virtua Health, Revenue Bonds Series B 1.44%, due 7/1/43 (a)	2,900,000	2,900,000
New Jersey Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: AGC 6.125%, due 6/1/30 (b)	1,875,000	1,879,425
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	30,000,000	14,816,700
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	4,000,000	4,391,080
Newark Housing Authority, Revenue Bonds Insured: AGM 4.00%, due 12/1/27	500,000	523,290
Insured: AGM 4.00%, due 12/1/29	250,000	259,378
Insured: AGM 4.00%, due 12/1/30	250,000	258,065
Insured: AGM 4.00%, due 12/1/31	225,000	231,419
Insured: AGM 5.00%, due 12/1/28	750,000	854,198
Insured: AGM 5.00%, due 12/1/38	1,740,000	1,936,063

	Principal Amount	Value
New Jersey (continued)
♦Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/28	$3,000,000	$3,439,800
Series A 5.00%, due 6/1/33	10,000,000	11,183,500
Series A 5.00%, due 6/1/34	1,500,000	1,666,785
Series A 5.00%, due 6/1/35	2,900,000	3,212,156

		128,539,689

New Mexico 0.1%
City of Farmington NM, Revenue Bonds Series C 5.90%, due 6/1/40	2,000,000	2,138,660

New York 18.7%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 5.00%, due 12/15/19	975,000	1,020,562
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,095,202
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,169,751
Insured: AGM 5.00%, due 12/15/22	740,000	818,174
City of New York NY, Unlimited General Obligation 5.25%, due 10/1/32	26,400,000	31,454,280
County of Nassau NY, Limited General Obligation Series C 5.00%, due 4/1/32	4,135,000	4,676,313
Series C 5.00%, due 4/1/37	6,625,000	7,393,831
Series C 5.00%, due 4/1/38	6,965,000	7,757,896
Long Island Power Authority, Electric System, Revenue Bonds Insured: BAM 5.00%, due 9/1/44	10,000,000	11,029,700
Long Island Power Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,059,900
Series B 5.00%, due 9/1/45	8,970,000	9,900,010

22	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	$4,500,000	$5,129,640
Metropolitan Transportation Authority, Revenue Bonds Series D 5.00%, due 11/15/32	20,000,000	23,199,600
New York City Transitional Finance Authority, Building Aid, Revenue Bonds Series S-1 5.00%, due 7/15/33	6,060,000	6,798,532
Series S-2 5.00%, due 7/15/34	5,000,000	5,629,450
Series S-1 5.00%, due 7/15/36	10,000,000	11,122,300
Series S-1 5.00%, due 7/15/43	11,880,000	13,251,784
♦New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Subseries F-1 5.00%, due 5/1/32	4,000,000	4,640,400
Series B-1 5.00%, due 8/1/32	10,000,000	11,264,700
5.00%, due 5/1/33	10,000,000	11,412,700
Series B-1 5.00%, due 8/1/34	5,000,000	5,762,850
Series A-2 5.00%, due 8/1/34	7,795,000	8,984,283
Series A1 5.00%, due 8/1/36	5,100,000	5,738,520
Series E-1 5.00%, due 2/1/41	2,500,000	2,777,425
5.00%, due 8/1/45	25,000,000	28,383,500
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds Series A-2B 5.00%, due 6/1/45	4,255,000	4,525,022
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	5,000,000	5,290,650
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	13,316,086
New York Liberty Development Corp., World Trade Center, Revenue Bonds 5.00%, due 11/15/31	5,000,000	5,434,600
5.75%, due 11/15/51	18,990,000	21,066,177

	Principal Amount	Value
New York (continued)
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.00%, due 7/1/35	$6,610,000	$7,456,278
New York State Dormitory Authority, Revenue Bonds Series E 5.00%, due 3/15/34	4,190,000	4,737,256
♦New York State Dormitory Authority, Sales Tax, Revenue Bonds Series A, Group B 5.00%, due 3/15/34	5,000,000	5,760,900
5.00%, due 3/15/40	22,000,000	25,090,780
Series B, Insured: MBIA 5.00%, due 3/15/40	26,080,000	30,048,854
5.00%, due 3/15/41	20,000,000	22,793,200
5.00%, due 3/15/44	5,000,000	5,681,750
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds 5.00%, due 2/15/38	13,490,000	15,426,759
New York State Dormitory Authority, University Facilities, Revenue Bonds Series A 5.00%, due 7/1/36	1,000,000	1,141,950
Series A 5.00%, due 7/1/38	1,000,000	1,138,540
♦New York State Energy Research & Development Authority, Niagara Mohawk Power Corp., Revenue Bonds (a) Insured: XLCA 4.59%, due 7/1/29	10,280,000	10,280,000
Insured: AMBAC 4.743%, due 12/1/25	10,680,000	10,680,000
Insured: AMBAC 4.746%, due 12/1/25	25,150,000	25,150,000
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds Series A 5.00%, due 3/15/30	12,350,000	14,275,488
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (b) Insured: AGM 4.00%, due 7/1/31	10,925,000	11,286,399
Series A, Insured: AGM 4.00%, due 7/1/35	7,635,000	7,793,732
Series A, Insured: AGM 4.00%, due 7/1/36	16,240,000	16,541,577

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Rensselaer City School District, Certificates of Participation Insured: AGM 5.00%, due 6/1/26	$1,060,000	$1,233,405
Insured: AGM 5.00%, due 6/1/27	1,000,000	1,158,870
Insured: AGM 5.00%, due 6/1/30	1,880,000	2,146,546
Insured: AGM 5.00%, due 6/1/32	2,000,000	2,259,060
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (b) 5.00%, due 1/1/29	1,615,000	1,764,048
Series A 5.00%, due 1/1/30	2,100,000	2,286,480
Triborough Bridge & Tunnel Authority, Revenue Bonds Series B 5.00%, due 11/15/35	8,560,000	9,847,681
Series B 5.00%, due 11/15/38	3,600,000	4,120,164
Series C-2 5.00%, due 11/15/42	15,000,000	17,177,250
TSASC, Inc., Revenue Bonds Series A 5.00%, due 6/1/32	2,000,000	2,216,820
Series A 5.00%, due 6/1/34	5,000,000	5,501,350
Series A 5.00%, due 6/1/35	2,865,000	3,142,991

		549,241,966

North Carolina 0.0%‡
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,063,990

North Dakota 0.1%
City of Grand Forks ND, Altru Health System, Revenue Bonds 5.00%, due 12/1/35	4,050,000	4,262,423

Ohio 0.7%
City of Cleveland OH, Airport System, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,236,880

	Principal Amount	Value
Ohio (continued)
City of Cleveland OH, Income Tax, Bridges & Roadways Improvements, Revenue Bonds, Series A-2	$1,500,000	$1,662,662
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/31	650,000	740,382
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,499,508
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,511,901
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,173,842
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,210,060
Franklin County OH, Trinity Health Group, Revenue Bonds Series A 5.00%, due 12/1/47	5,000,000	5,627,550
Ohio Higher Educational Facility Commission, Kenyon College Project, Revenue Bonds 5.00%, due 7/1/42	1,645,000	1,831,477

		21,494,262

Oklahoma 1.1%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds Series A 5.00%, due 9/1/26	1,800,000	2,082,222
Series A 5.00%, due 9/1/27	3,780,000	4,333,467
Series A 5.00%, due 9/1/28	5,000,000	5,716,250
Series A 5.00%, due 9/1/29	4,620,000	5,267,216
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds 5.00%, due 9/1/28	3,200,000	3,605,696
5.00%, due 9/1/29	2,370,000	2,661,273
Oklahoma State Municipal Power Authority, Revenue Bonds Series A 5.00%, due 1/1/29	250,000	287,875
Series A 5.00%, due 1/1/30	900,000	1,033,011

24	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma (continued)
Oklahoma State Municipal Power Authority, Revenue Bonds (continued)
Series A 5.00%, due 1/1/32	$805,000	$915,060
Series A 5.00%, due 1/1/34	650,000	732,699
Oklahoma State Turnpike Authority, Revenue Bonds 2nd Series C 5.00%, due 1/1/47	5,500,000	6,225,890
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	527,370

		33,388,029

Pennsylvania 2.4%
City of Philadelphia PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	5,620,792
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	7,250,000	7,291,687
County of Lancaster PA, Unlimited General Obligation Series A, Insured: BAM 4.00%, due 5/1/30	500,000	528,410
Series A, Insured: BAM 4.00%, due 5/1/31	420,000	441,836
Insured: AGM 5.00%, due 11/1/27	1,390,000	1,597,013
Erie City Water Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 12/1/43	1,280,000	1,446,106
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series AT-1, Insured: BAM 5.00%, due 6/15/26	4,270,000	4,988,428
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/43	6,625,000	7,163,016
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds Series 14T 5.00%, due 10/1/31	2,300,000	2,608,660

	Principal Amount	Value
Pennsylvania (continued)
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	$5,505,000	$6,172,151
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	30,000,000	33,759,600

		71,617,699

Puerto Rico 7.6%
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 7/1/19	25,000	23,855
Series A, Insured: AGM 4.00%, due 7/1/22	715,000	730,108
Series A, Insured: AGC 5.00%, due 7/1/26	575,000	576,351
Series A, Insured: AGC 5.00%, due 7/1/27	525,000	526,124
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,170,000	5,355,603
Series A, Insured: AGM 5.00%, due 7/1/35	28,270,000	29,303,551
Insured: AGM 5.25%, due 7/1/20	1,430,000	1,498,397
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	440,898
Series A, Insured: AGM 5.25%, due 7/1/24	1,930,000	2,045,086
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	705,474
Series A, Insured: NATL-RE 5.50%, due 7/1/19	550,000	564,311
Series A, Insured: NATL-RE 5.50%, due 7/1/20	4,850,000	5,029,692
Series C, Insured: AGM 5.75%, due 7/1/37	1,150,000	1,159,879
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,240,000	2,243,898
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation Series A, Insured: AGC 5.00%, due 7/1/34	280,000	280,274
Insured: AGC 5.25%, due 7/1/32	500,000	501,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/28	$4,350,000	$4,360,570
Series A, Insured: AGC 5.125%, due 7/1/47	14,410,000	14,435,794
Series A, Insured: AGC 6.125%, due 7/1/24	870,000	932,753
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	4,675,000	4,675,234
Puerto Rico Electric Power Authority, Revenue Bonds Series DDD, Insured: AGM 3.625%, due 7/1/23	3,115,000	3,114,938
Series UU, Insured: AGC 4.25%, due 7/1/27	2,240,000	2,240,515
Series UU, Insured: NATL-RE 4.50%, due 7/1/18	2,865,000	2,871,790
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	1,140,000	1,065,592
Series TT, Insured: AGM 5.00%, due 7/1/18	480,000	481,656
Series MM, Insured: NATL-RE 5.00%, due 7/1/19	2,600,000	2,652,936
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,200,000	1,201,848
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,450,000	1,450,536
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,105,000	1,105,221
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	825,165
Series UU, Insured: AGM 5.00%, due 7/1/23	2,280,000	2,286,772
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	2,915,000	2,915,233
Series UU, Insured: AGM 5.00%, due 7/1/24	4,415,000	4,427,494
Series UU, Insured: AGC 5.00%, due 7/1/26	580,000	581,363
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	501,070
Series RR, Insured: AGC 5.00%, due 7/1/28	1,220,000	1,222,355
Series SS, Insured: AGM 5.00%, due 7/1/30	550,000	550,836
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	1,875,000	1,904,362

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	$1,425,000	$1,427,294
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	1,971,440
Series VV, Insured: NATL-RE 5.25%, due 7/1/34	535,000	522,069
Series VV, Insured: NATL-RE 5.25%, due 7/1/35	595,000	577,489
♦Puerto Rico Highway & Transportation Authority, Revenue Bonds Series L, Insured: NATL-RE 5.25%, due 7/1/24	2,195,000	2,246,604
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	5,446,103
Series CC, Insured: AGM 5.25%, due 7/1/33	1,925,000	2,143,256
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,030,000	4,934,430
Series N, Insured: AGC 5.25%, due 7/1/34	4,580,000	5,094,517
Series CC, Insured: AGM 5.25%, due 7/1/36	2,115,000	2,339,380
Series N, Insured: AGC 5.25%, due 7/1/36	17,880,000	19,775,280
Series N, Insured: AGM 5.25%, due 7/1/36	1,145,000	1,266,370
Series N, Insured: AGC 5.25%, due 7/1/39	85,000	93,940
Series L, Insured: AGC 5.25%, due 7/1/41	2,955,000	3,272,963
Series E, Insured: AGM 5.50%, due 7/1/21	670,000	715,989
Series N, Insured: AGM 5.50%, due 7/1/26	625,000	695,875
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	10,285,000	11,638,815
Series CC, Insured: AGC 5.50%, due 7/1/31	1,730,000	1,969,259
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds Series D, Insured: AGM 5.00%, due 7/1/27	2,240,000	2,244,794
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	637,455
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	820,000	822,567
Series A, Insured: AGM 5.00%, due 8/1/21	145,000	145,489

26	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds (continued)
Series A, Insured: AGM 5.00%, due 8/1/27	$290,000	$290,621
Series A, Insured: AGM 5.00%, due 8/1/30	1,720,000	1,722,614
Series C, Insured: AGM 5.25%, due 8/1/19	1,195,000	1,233,563
Series C, Insured: AGC 5.25%, due 8/1/20	210,000	220,418
Series C, Insured: AGC 5.25%, due 8/1/23	340,000	366,595
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series F, Insured: NATL-RE 5.25%, due 7/1/23	265,000	272,256
Series K, Insured: AGM 5.25%, due 7/1/27	1,150,000	1,172,045
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	300,000	300,438
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,477,989
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 8/1/42	25,000,000	5,860,500
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	59,580,000	11,899,913
Series A, Insured: AMBAC (zero coupon), due 8/1/54	950,000	161,567
Series A, Insured: AGM 5.00%, due 8/1/40	7,305,000	7,432,837
Series C, Insured: AGM 5.125%, due 8/1/42	6,595,000	6,780,122

		221,962,380

Rhode Island 1.2%
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,715,600
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	5,652,150
Rhode Island Health & Educational Building Corp., Revenue Bonds Series G, Insured: AGM 5.00%, due 5/15/42	6,115,000	6,840,361

	Principal Amount	Value
Rhode Island (continued)
♦Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/35	$20,000,000	$21,541,400

		35,749,511

South Carolina 3.9%
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	10,345,000	11,357,982
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.00%, due 8/1/19	420,000	435,910
Series A 5.25%, due 8/1/30	3,755,000	4,289,487
♦South Carolina Public Service Authority, Revenue Bonds Series C 5.00%, due 12/1/29	5,000,000	5,533,250
Series A 5.00%, due 12/1/32	10,000,000	11,069,800
Series C 5.00%, due 12/1/46	5,165,000	5,528,926
Series A 5.00%, due 12/1/49	4,050,000	4,302,477
Series A 5.00%, due 12/1/50	33,900,000	36,295,035
Series B 5.00%, due 12/1/56	2,500,000	2,681,875
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series A 5.00%, due 12/1/25	6,445,000	6,938,429
Series D 5.00%, due 12/1/26	2,595,000	2,794,945
Series C 5.00%, due 12/1/36	3,310,000	3,500,755
South Carolina Transportation Infrastructure Bank, Revenue Bonds 5.00%, due 10/1/38	15,130,000	17,052,872
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	1,100,000	1,237,038

		113,018,781

South Dakota 0.1%
Harrisburg School District No. 41-2, Unlimited General Obligation 5.00%, due 7/15/33	1,370,000	1,439,199

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee 0.4%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds Series A 6.00%, due 7/1/38	$3,605,000	$3,814,234
Series A 6.50%, due 7/1/38	6,500,000	6,977,100

		10,791,334

Texas 4.6%
Bexar County Hospital District, Limited General Obligation 4.00%, due 2/15/37	4,200,000	4,325,412
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/34	5,000,000	5,455,000
Series B 5.00%, due 8/15/37	1,445,000	1,581,639
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	1,035,000	1,145,900
City of Houston, Limited General Obligation Series A 5.00%, due 3/1/29	5,000,000	5,842,350
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	4,280,000	4,732,268
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	17,115,000	5,685,090
Houston Higher Education Finance Corp., Prerefunded-Cosmos Foundation, Inc., Revenue Bonds Series S 6.50%, due 5/15/31	565,000	635,794
North Harris County Regional Water Authority, Senior Lien, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,522,322
North Texas Tollway Authority, Revenue Bonds Series A 5.00%, due 1/1/34	1,400,000	1,545,670
Series A 5.00%, due 1/1/35	2,950,000	3,249,543

	Principal Amount	Value
Texas (continued)
North Texas Tollway Authority, Revenue Bonds (continued)
Series A, Insured: BAM 5.00%, due 1/1/38	$9,500,000	$10,422,830
Series B 5.00%, due 1/1/40	22,140,000	23,942,639
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series A 5.00%, due 11/15/23	1,245,000	1,383,880
Series A 5.00%, due 11/15/24	1,305,000	1,467,916
Series A 5.00%, due 11/15/25	1,370,000	1,556,539
Series A 5.00%, due 11/15/26	1,440,000	1,648,454
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/30	17,100,000	18,572,139
5.00%, due 12/15/31	4,575,000	4,958,568
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds 7.00%, due 6/30/40	5,005,000	5,495,740
7.50%, due 6/30/32	4,095,000	4,558,718
7.50%, due 6/30/33	5,500,000	6,110,445
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	6,800,000	7,314,012
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds Insured: BAM 4.00%, due 5/1/31	1,000,000	1,026,880
Insured: BAM 4.00%, due 5/1/32	1,295,000	1,324,384
Texas State Municipal Power Agency, Revenue Bonds 5.00%, due 9/1/42	2,500,000	2,644,050
5.00%, due 9/1/47	2,750,000	2,905,265
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	597,195

		133,650,642

28	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Virgin Islands 1.8%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 5.00%, due 10/1/32	$5,100,000	$4,041,750
Series A 6.625%, due 10/1/29	6,960,000	5,080,800
Series A 6.75%, due 10/1/37	5,000,000	3,612,500
Virgin Islands Public Finance Authority, Revenue Bonds 5.00%, due 9/1/30 (c)	5,000,000	5,283,000
Series C 5.00%, due 10/1/30	18,500,000	12,903,750
Series A, Insured: AGM 5.00%, due 10/1/32	15,655,000	16,445,734
Series C, Insured: AGM 5.00%, due 10/1/39	5,920,000	6,283,370

		53,650,904

Utah 0.0%‡
City of Herriman UT, Special Assessment, Towne Centre Assessment Area 5.00%, due 11/1/29	55,000	58,315

Virginia 1.5%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds Insured: AGM 5.00%, due 7/1/41	15,250,000	16,930,092
Hampton Roads Sanitation District, Revenue Bonds Series A 5.00%, due 10/1/31	3,540,000	4,170,863
Series A 5.00%, due 10/1/32	2,500,000	2,929,750
Virginia Commonwealth Transportation Board, Revenue Bonds Series A 5.00%, due 5/15/27	4,750,000	5,662,760
Series A 5.00%, due 5/15/28	4,000,000	4,791,200
Series A 5.00%, due 5/15/29	3,750,000	4,474,313
Series A 5.00%, due 5/15/30	4,500,000	5,340,060

		44,299,038

	Principal Amount	Value
Wisconsin 0.2%
Wisconsin Center District, Junior Dedicated, Revenue Bonds Series A 5.00%, due 12/15/31	$3,665,000	$3,910,372
Series A 5.00%, due 12/15/32	2,850,000	3,033,283

		6,943,655

Wyoming 0.1%
West Park Hospital District, Revenue Bonds Series A 5.50%, due 6/1/21	250,000	263,650
Series A 6.375%, due 6/1/26	1,000,000	1,079,890

		1,343,540

Total Municipal Bonds (Cost $2,925,525,575)		2,894,938,550

Total Investments (Cost $2,925,525,575)	98.5%	2,894,938,550
Other Assets, Less Liabilities	1.5	43,334,414
Net Assets	100.0%	$2,938,272,964

‡	Less than one-tenth of a percent.

(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2018.

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(3,215)	June 2018	$(385,038,842)	$(384,594,375)	$444,467
United States Treasury Long Bond	(1,003)	June 2018	(143,112,892)	(144,275,281)	(1,162,389)

			$(528,151,734)	$(528,869,656)	$(717,922)

1.	As of April 30, 2018, cash in the amount of $5,049,950 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,894,938,550	$—	$2,894,938,550

Total Investments in Securities	—	2,894,938,550	—	2,894,938,550

Other Financial Instruments
Futures Contracts (b)	444,467	—	—	444,467

Total Investments in Securities and Other Financial Instruments	$444,467	$2,894,938,550	$—	$2,895,383,017

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(1,162,389)	$—	$—	$(1,162,389)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,925,525,575)	$2,894,938,550
Cash	11,553,314
Cash collateral on deposit at broker for futures contracts	5,049,950
Receivables:
Interest	36,265,753
Fund shares sold	5,002,968
Investment securities sold	10,000
Other assets	136,024

Total assets	2,952,956,559

Liabilities
Payables:
Fund shares redeemed	7,747,542
Investment securities purchased	2,038,612
Manager (See Note 3)	1,024,664
Variation margin on futures contracts	997,416
NYLIFE Distributors (See Note 3)	418,117
Transfer agent (See Note 3)	209,646
Professional fees	58,828
Shareholder communication	33,401
Custodian	7,923
Trustees	4,670
Dividend payable	2,137,839
Accrued expenses	4,937

Total liabilities	14,683,595

Net assets	$2,938,272,964

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$2,976,304
Additional paid-in capital	2,971,972,622

2,974,948,926
Distributions in excess of net investment income	(590,399)
Accumulated net realized gain (loss) on investments and futures transactions	(4,780,616)
Net unrealized appreciation (depreciation) on investments and futures contracts	(31,304,947)

Net assets	$2,938,272,964

Class A
Net assets applicable to outstanding shares	$1,537,461,487

Shares of beneficial interest outstanding	155,755,085

Net asset value per share outstanding	$9.87
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.34

Investor Class
Net assets applicable to outstanding shares	$9,825,862

Shares of beneficial interest outstanding	991,164

Net asset value per share outstanding	$9.91
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.38

Class B
Net assets applicable to outstanding shares	$15,909,120

Shares of beneficial interest outstanding	1,612,150

Net asset value and offering price per share outstanding	$9.87

Class C
Net assets applicable to outstanding shares	$226,607,753

Shares of beneficial interest outstanding	22,950,472

Net asset value and offering price per share outstanding	$9.87

Class I
Net assets applicable to outstanding shares	$1,148,468,742

Shares of beneficial interest outstanding	116,321,490

Net asset value and offering price per share outstanding	$9.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$57,631,850
Other income	8,844

Total income	57,640,694

Expenses
Manager (See Note 3)	6,150,859
Distribution/Service—Class A (See Note 3)	1,958,047
Distribution/Service—Investor Class (See Note 3)	12,397
Distribution/Service—Class B (See Note 3)	41,057
Distribution/Service—Class C (See Note 3)	582,502
Transfer agent (See Note 3)	1,398,137
Registration	106,922
Professional fees	96,470
Shareholder communication	60,645
Trustees	31,913
Custodian	5,697
Miscellaneous	48,747

Total expenses	10,493,393

Net investment income (loss)	47,147,301

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(644,593)
Futures transactions	24,787,097

Net realized gain (loss) on investments and futures transactions	24,142,504

Net change in unrealized appreciation (depreciation) on:
Investments	(61,918,216)
Futures contracts	(5,814,741)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(67,732,957)

Net realized and unrealized gain (loss) on investments and futures transactions	(43,590,453)

Net increase (decrease) in net assets resulting from operations	$3,556,848

32	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$47,147,301	$78,832,051
Net realized gain (loss) on investments and futures transactions	24,142,504	(3,302,731)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(67,732,957)	(33,704,651)

Net increase (decrease) in net assets resulting from operations	3,556,848	41,824,669

Dividends to shareholders:
From net investment income:
Class A	(24,866,740)	(40,986,410)
Investor Class	(158,326)	(477,109)
Class B	(241,734)	(529,314)
Class C	(3,426,992)	(7,154,854)
Class I	(18,453,551)	(29,684,366)

Total dividends to shareholders	(47,147,343)	(78,832,053)

Capital share transactions:
Net proceeds from sale of shares	478,476,677	1,493,056,476
Net asset value of shares issued to shareholders in reinvestment of dividends	35,417,595	57,536,646
Cost of shares redeemed	(385,057,968)	(1,116,800,081)

Increase (decrease) in net assets derived from capital share transactions	128,836,304	433,793,041

Net increase (decrease) in net assets	85,245,809	396,785,657

Net Assets
Beginning of period	2,853,027,155	2,456,241,498

End of period	$2,938,272,964	$2,853,027,155

Distributions in excess of net investment income at end of period	$(590,399)	$(590,357)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.02	$10.18	$9.93	$10.03	$9.33	$10.04

Net investment income (loss)	0.16	0.31	0.32	0.35	0.39	0.38
Net realized and unrealized gain (loss) on investments	(0.15)	(0.16)	0.25	(0.10)	0.70	(0.72)

Total from investment operations	0.01	0.15	0.57	0.25	1.09	(0.34)

Less dividends:
From net investment income	(0.16)	(0.31)	(0.32)	(0.35)	(0.39)	(0.37)

Net asset value at end of period	$9.87	$10.02	$10.18	$9.93	$10.03	$9.33

Total investment return (a)	0.07%	1.50%	5.73%	2.58%	11.86%	(3.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%††	3.05%	3.04%	3.51%	3.99%	3.72%
Net expenses	0.80%††	0.81%	0.80%	0.81%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.80%††	0.81%	0.80%	0.82%	0.83%	0.83%
Portfolio turnover rate	20%	62%	47%	46%	68%	111%
Net assets at end of period (in 000’s)	$1,537,461	$1,564,955	$1,248,065	$761,278	$427,586	$417,984

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.06	$10.23	$9.97	$10.08	$9.38	$10.08

Net investment income (loss)	0.16	0.31	0.32	0.35	0.39	0.36
Net realized and unrealized gain (loss) on investments	(0.15)	(0.17)	0.26	(0.11)	0.69	(0.70)

Total from investment operations	0.01	0.14	0.58	0.24	1.08	(0.34)

Less dividends:
From net investment income	(0.16)	(0.31)	(0.32)	(0.35)	(0.38)	(0.36)

Net asset value at end of period	$9.91	$10.06	$10.23	$9.97	$10.08	$9.38

Total investment return (a)	0.08%	1.43%	5.83%	2.47%	11.76%	(3.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.19%††	3.10%	3.11%	3.54%	3.94%	3.67%
Net expenses	0.78%††	0.79%	0.79%	0.82%	0.84%	0.84%
Expenses (before waiver/reimbursement)	0.78%††	0.79%	0.79%	0.83%	0.89%	0.89%
Portfolio turnover rate	20%	62%	47%	46%	68%	111%
Net assets at end of period (in 000’s)	$9,826	$10,216	$16,344	$17,259	$18,264	$19,094

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

34	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.01	$10.18	$9.92	$10.03	$9.33	$10.03

Net investment income (loss)	0.15	0.28	0.29	0.33	0.35	0.34
Net realized and unrealized gain (loss) on investments	(0.14)	(0.17)	0.26	(0.11)	0.71	(0.70)

Total from investment operations	0.01	0.11	0.55	0.22	1.06	(0.36)

Less dividends:
From net investment income	(0.15)	(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of period	$9.87	$10.01	$10.18	$9.92	$10.03	$9.33

Total investment return (a)	0.05%	1.17%	5.58%	2.21%	11.52%	(3.73%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%††	2.85%	2.84%	3.28%	3.69%	3.41%
Net expenses	1.03%††	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.03%††	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	20%	62%	47%	46%	68%	111%
Net assets at end of period (in 000’s)	$15,909	$17,068	$19,318	$16,806	$12,439	$12,459

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.02		$10.18	$9.93	$10.03	$9.34	$10.04

Net investment income (loss)	0.15		0.28	0.29	0.33	0.36	0.35
Net realized and unrealized gain (loss) on investments	(0.15)		(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	—		0.12	0.54	0.23	1.05	(0.36)

Less dividends:
From net investment income	(0.15)		(0.28)	(0.29)	(0.33)	(0.36)	(0.34)

Net asset value at end of period	$9.87		$10.02	$10.18	$9.93	$10.03	$9.34

Total investment return (a)	(0.05%)		1.27%	5.48%	2.31%	11.40%	(3.72%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94	% ††	2.85%	2.81%	3.28%	3.68%	3.42%
Net expenses	1.03	% ††	1.04%	1.04%	1.07%	1.09%	1.09%
Expenses (before waiver/reimbursement)	1.03	% ††	1.04%	1.04%	1.08%	1.14%	1.14%
Portfolio turnover rate	20%		62%	47%	46%	68%	111%
Net assets at end of period (in 000’s)	$226,608		$241,526	$273,386	$183,509	$154,863	$150,244

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.02	$10.18	$9.93	$10.03	$9.34	$10.04

Net investment income (loss)	0.17	0.33	0.34	0.38	0.41	0.40
Net realized and unrealized gain (loss) on investments	(0.15)	(0.16)	0.25	(0.10)	0.69	(0.71)

Total from investment operations	0.02	0.17	0.59	0.28	1.10	(0.31)

Less dividends:
From net investment income	(0.17)	(0.33)	(0.34)	(0.38)	(0.41)	(0.39)

Net asset value at end of period	$9.87	$10.02	$10.18	$9.93	$10.03	$9.34

Total investment return (a)	0.19%	1.75%	5.99%	2.83%	12.02%	(3.18%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.43%††	3.31%	3.29%	3.78%	4.21%	4.00%
Net expenses	0.55%††	0.56%	0.55%	0.56%	0.53%	0.54%
Expenses (before waiver/reimbursement)	0.55%††	0.56%	0.55%	0.57%	0.58%	0.59%
Portfolio turnover rate	20%	62%	47%	46%	68%	111%
Net assets at end of period (in 000’s)	$1,148,469	$1,019,263	$899,128	$513,893	$314,005	$236,531

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

36	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Tax Free Bond Fund (formerly known as MainStay Tax Free Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

37

Notes to Financial Statements (Unaudited) (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual

38	MainStay MacKay Tax Free Bond Fund

funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks

39

Notes to Financial Statements (Unaudited) (continued)

such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its secu-

rities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2018, 100% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions,

40	MainStay MacKay Tax Free Bond Fund

performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$444,467	$444,467

Total Fair Value		$444,467	$444,467

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(1,162,389)	$(1,162,389)

Total Fair Value		$(1,162,389)	$(1,162,389)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$24,787,097	$24,787,097

Total Realized Gain (Loss)		$24,787,097	$24,787,097

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(5,814,741)	$(5,814,741)

Total Change in Unrealized Appreciation (Depreciation)		$(5,814,741)	$(5,814,741)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(495,825,047)	$(495,825,047)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; and 0.39% in excess of $5 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion, plus a fee for fund

41

Notes to Financial Statements (Unaudited) (continued)

accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.42% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $6,150,859.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor and Class T Class Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $24,330 and $1,839, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $36,872, $18, $8,854 and $13,959, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$766,530
Investor Class	4,012
Class B	6,645
Class C	94,234
Class I	526,716

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,925,620,981	$40,056,493	$(70,738,924)	$(30,682,431)

42	MainStay MacKay Tax Free Bond Fund

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $23,730,895 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2019	$2,136	$—
Unlimited	21,595	—
Total	$23,731	$—

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$360,676
Exempt Interest Dividends	78,471,377
Total	$78,832,053

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $697,818 and $581,565, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	17,403,831	$173,757,670
Shares issued to shareholders in reinvestment of dividends and distributions	2,241,903	22,269,416
Shares redeemed	(20,178,640)	(200,621,161)

Net increase (decrease) in shares outstanding before conversion	(532,906)	(4,594,075)
Shares converted into Class A (See Note 1)	69,015	686,553
Shares converted from Class A (See Note 1)	(10,857)	(107,393)

Net increase (decrease)	(474,748)	$(4,014,915)

Year ended October 31, 2017:
Shares sold	93,905,339	$927,816,118
Shares issued to shareholders in reinvestment of dividends and distributions	3,579,232	35,533,565
Shares redeemed	(62,891,318)	(620,153,547)

Net increase (decrease) in shares outstanding before conversion	34,593,253	343,196,136
Shares converted into Class A (See Note 1)	763,453	7,658,645
Shares converted from Class A (See Note 1)	(1,712,364)	(16,828,308)

Net increase (decrease)	33,644,342	$334,026,473

43

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	57,103	$571,907
Shares issued to shareholders in reinvestment of dividends and distributions	14,572	145,373
Shares redeemed	(56,796)	(568,544)

Net increase (decrease) in shares outstanding before conversion	14,879	148,736
Shares converted into Investor Class (See Note 1)	18,446	183,894
Shares converted from Investor Class (See Note 1)	(57,615)	(575,287)

Net increase (decrease)	(24,290)	$(242,657)

Year ended October 31, 2017:
Shares sold	196,152	$1,957,547
Shares issued to shareholders in reinvestment of dividends and distributions	42,322	421,396
Shares redeemed	(171,826)	(1,712,187)

Net increase (decrease) in shares outstanding before conversion	66,648	666,756
Shares converted into Investor Class (See Note 1)	93,929	931,126
Shares converted from Investor Class (See Note 1)	(743,260)	(7,495,883)

Net increase (decrease)	(582,683)	$(5,898,001)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	32,264	$323,968
Shares issued to shareholders in reinvestment of dividends and distributions	22,276	221,200
Shares redeemed	(127,875)	(1,271,893)

Net increase (decrease) in shares outstanding before conversion	(73,335)	(726,725)
Shares converted from Class B (See Note 1)	(18,840)	(187,767)

Net increase (decrease)	(92,175)	$(914,492)

Year ended October 31, 2017:
Shares sold	165,734	$1,630,271
Shares issued to shareholders in reinvestment of dividends and distributions	48,735	483,079
Shares redeemed	(377,160)	(3,748,282)

Net increase (decrease) in shares outstanding before conversion	(162,691)	(1,634,932)
Shares converted from Class B (See Note 1)	(30,900)	(304,987)

Net increase (decrease)	(193,591)	$(1,939,919)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,538,797	$15,360,341
Shares issued to shareholders in reinvestment of dividends and distributions	259,378	2,576,950
Shares redeemed	(2,952,443)	(29,404,005)

Net increase (decrease)	(1,154,268)	$(11,466,714)

Year ended October 31, 2017:
Shares sold	4,227,857	$41,961,057
Shares issued to shareholders in reinvestment of dividends and distributions	534,813	5,304,569
Shares redeemed	(7,501,945)	(74,279,922)

Net increase (decrease)	(2,739,275)	$(27,014,296)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	28,956,047	$288,462,791
Shares issued to shareholders in reinvestment of dividends and distributions	1,027,279	10,204,656
Shares redeemed	(15,388,860)	(153,192,365)

Net increase (decrease)	14,594,466	$145,475,082

Year ended October 31, 2017 :
Shares sold	52,446,921	$519,691,483
Shares issued to shareholders in reinvestment of dividends and distributions	1,590,436	15,794,037
Shares redeemed	(42,229,809)	(416,906,143)

Net increase (decrease) in shares outstanding before conversion	11,807,548	118,579,377
Shares converted into Class I (See Note 1)	1,632,319	16,039,407

Net increase (decrease)	13,439,867	$134,618,784

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay MacKay Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Tax Free Bond Fund (now known as the MainStay MacKay Tax Free Bond Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-

46	MainStay MacKay Tax Free Bond Fund

term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the

Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to regis-

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

tered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed an additional management fee breakpoint for the Fund, effective February 28, 2018.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Invest-

ments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

48	MainStay MacKay Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

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MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737619 MS126-18	MST10-06/18 (NYLIM) NL013

MainStay MacKay Unconstrained Bond Fund (Formerly known as MainStay Unconstrained Bond Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months or Since Inception	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/1997	–4.64 –0.15%	–2.59 2.00%	1.08 2.02%	4.36 4.84%	1.13 1.13%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.65 –0.16	–2.63 1.96	1.03 1.97	4.25 4.73	1.15 1.15
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2/28/1997	–5.46 –0.54	–3.75 1.21	0.86 1.21	3.94 3.94	1.90 1.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–1.52 –0.54	0.22 1.21	1.21 1.21	3.95 3.95	1.90 1.90
Class I Shares	No Sales Charge		1/2/2004	–0.03	2.25	2.27	5.12	0.88
Class R2 Shares	No Sales Charge		2/28/2014	–0.20	2.01	1.72	N/A	1.23
Class R3 Shares	No Sales Charge		2/29/2016	–0.21	1.76	6.33	N/A	1.48
Class R6 Shares	No Sales Charge		2/28/2018	–0.09	N/A	–0.09	N/A	0.72

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–1.87%	–0.32%	1.47%	3.57%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[5]	0.69	1.30	0.59	0.74
Morningstar Nontraditional Bond Category Average[6]	0.54	2.56	1.61	4.04

4.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the
London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$998.50	$6.14	$1,018.60	$6.21	1.24%

Investor Class Shares	$1,000.00	$998.40	$6.24	$1,018.50	$6.31	1.26%

Class B Shares	$1,000.00	$994.60	$9.94	$1,014.80	$10.04	2.01%

Class C Shares	$1,000.00	$994.60	$9.94	$1,014.80	$10.04	2.01%

Class I Shares	$1,000.00	$999.70	$4.91	$1,019.90	$4.96	0.99%

Class R2 Shares	$1,000.00	$998.00	$6.69	$1,018.10	$6.76	1.34%

Class R3 Shares	$1,000.00	$997.90	$7.93	$1,016.90	$8.00	1.59%

Class R6 Shares[4,5]	$1,000.00	$999.10	$1.45	$1,006.90	$1.46	0.87%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A, Investor Class, Class B, Class C, Class I, Class R2 and Class R3 shares (to reflect the six-month period) and 61 days for Class R6 shares (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
4.	The inception date was February 28, 2018.
5.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2018. Had these shares been offered for the full six-month period ended April 30, 2018, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.36 for Class R6 shares and the ending account value would have been $1,020.48 for Class R6 shares.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Morgan Stanley, 3.125%–7.30%, due 5/13/19–1/20/27

2.	Bank of America Corp., 3.004%–8.57%, due 1/11/23–1/29/37

3.	Goldman Sachs Group, Inc., 2.35%–5.25%, due 7/27/21–6/5/23

4.	Kreditanstalt Fuer Wiederaufbau, 1.00%–1.50%, due 6/11/18–2/6/19

5.	Citigroup, Inc., 2.35%–6.30%, due 8/2/21–1/24/39
6.	AT&T, Inc., 3.20%–5.30%, due 3/1/22–8/14/58

7.	Lennar Corp., 4.50%–8.375%, due 6/15/19–12/15/21

8.	PepsiCo, Inc., 1.35%–2.00%, due 5/2/19–4/15/21

9.	Microsoft Corp., 1.10%–1.85%, due 8/8/19–2/6/20

10.	Liberty Mutual Group, Inc., 6.50%–10.75%, due 3/15/35–6/15/88

8	MainStay MacKay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Joseph Cantwell, Shu-Yang Tan, CFA, and Matt Jacob of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Unconstrained Bond Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Unconstrained Bond Fund returned –0.15% for Class A shares, –0.16% for Investor Class shares and –0.54% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, the Fund returned –0.03% for Class I shares, –0.20% for Class R2 shares, and –0.21% for Class R3 shares. For the six months ended April 30, 2018, all of the above share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Fund’s primary benchmark. Over the same period, all of the above share classes underperformed the 0.69% return of the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Fund’s secondary benchmark, and the 0.54% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark of the Fund. From February 28, 2018, when Class R6 shares were first offered for sale, through April 30, 2018, Class R6 shares returned –0.09%. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Unconstrained Bond Fund was renamed MainStay MacKay Unconstrained Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017. On February 28, 2018, Joseph Cantwell, Shu-Yang Tan and Matt Jacob were added as portfolio managers to the Fund and Michael Kimble was removed.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund used U.S. Treasury futures and swaps to manage the Fund’s duration.3 This position had a positive impact on the Fund’s performance during the reporting period.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period resulted primarily from overweight positions in spread product4—specifically, bank loans, high-yield corporate bonds and investment-grade corporate bonds. The Federal Reserve raised the federal funds target range twice during the reporting period, so spread assets—which typically react less to interest-rate changes than do U.S. Treasury securities and mortgages—outperformed. Though credit spreads did widen a bit in the first quarter of 2018, they ended the reporting period tighter than when the reporting period began. Bank loans were the best-performing asset class during the reporting period. All sectors in which the Fund held bank loan positions had positive absolute returns during the reporting period, with holdings in the consumer cyclical, industrial and financial sectors performing the best. While both high-yield corporate bonds and investment-grade corporate bonds generated negative absolute returns during the reporting period, the Fund’s positions outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. In the corporate-bond component of the Fund, industrials had the strongest performance, while the Fund’s financial positions were laggards. The Fund’s underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and mortgages also contributed positively to the Fund’s relative performance, as both asset classes were negatively affected by the Federal Reserve’s rate hikes. (Contributions take weightings and total returns into account.) The Fund’s duration management also had a positive effect on relative performance during the reporting period.

What was the Fund’s duration strategy during the reporting period?

To reduce the Fund’s sensitivity to interest rates, we maintained a duration that was significantly shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index. As of April 30, 2018, the Fund’s duration was 1.1 years. As of the same date, the duration of the Index was approximately 6.0 years.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, bank loans were the most substantial positive contributors to the Fund’s relative performance. Among the Fund’s bank loan positions, all sectors generated positive absolute returns during the reporting period, with holdings in the consumer cyclical, industrial and financial sectors providing the strongest performance. As mentioned, high-yield

1.	See footnote on page 6 for more information about this index.
2.	See footnote on page 6 for more information on Morningstar Nontraditional Bond Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The terms “spread product” and “spread assets” refer to asset classes that typically trade at a spread to comparable U.S. Treasury securities. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

9

corporate bonds and investment-grade corporate bonds both generated negative absolute returns during the reporting period, but they outperformed relative to the Bloomberg Barclays U.S. Aggregate Bond Index. In the corporate bond component of the Fund, industrials held up the best, while financial positions were laggards.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period we purchased corporate bonds of health care services company CVS as a new issue because we had favorable view of the company and the security’s yield was good relative to its peers. We swapped out of long-maturity bonds of Rogers Communications to buy the same company’s bonds maturing in 2025 to shorten maturity based on a flat credit curve. Finally, we sold bonds in hotel operator Wyndham Worldwide because of concerns about the credit’s valuation.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we moderately decreased the Fund’s allocation to high-yield corporate bonds and bank loans. Over the same period, we increased the Fund’s allocation to investment-grade corporate bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund was overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in bank loans and in high-yield and investment-grade corporate bonds. As of the same date, the Fund was underweight relative to the Index in U.S. Treasury securities, agency debentures and mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Unconstrained Bond Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.9%† Asset-Backed Securities 0.1%
Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 1.942% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	$336,576	$210,451
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 1.972% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	125,356	88,606
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 1.922% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	88,943	43,028
Morgan Stanley ABS Capital I, Inc. Series 2007-HE4, Class A2A 1.982% (1 Month LIBOR + 0.11%), due 2/25/37 (b)	89,125	43,810

		385,895

Student Loans 0.1%
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.782% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	480,220	478,364

Total Asset-Backed Securities (Cost $944,409)		864,259

Corporate Bonds 83.1%
Advertising 0.2%
Lamar Media Corp. 5.375%, due 1/15/24	2,695,000	2,755,638

Aerospace & Defense 1.2%
Moog, Inc. 5.25%, due 12/1/22 (a)	5,505,000	5,628,862
Orbital ATK, Inc. (c)
5.25%, due 10/1/21	2,250,000	2,295,000
5.50%, due 10/1/23	4,045,000	4,237,138
Rockwell Collins, Inc. 3.50%, due 3/15/27	3,350,000	3,181,648

		15,342,648

Agriculture 0.6%
Philip Morris International, Inc. 1.625%, due 2/21/19	8,215,000	8,149,936

	Principal Amount	Value
Airlines 1.5%
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	$2,728,270	$2,904,516
Series 2003-ERJ-1 7.875%, due 1/2/20	14,261	14,403
Series 2005-ERJ1 9.798%, due 10/1/22	261,209	279,820
Delta Air Lines, Inc.
Series 2011-1, Class A 5.30%, due 10/15/20	664,249	676,272
Series 2007-1, Class A 6.821%, due 2/10/24	1,375,576	1,510,795
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,998,644	2,167,829
Series 2010-1, Class A 6.25%, due 10/22/24	5,617,885	6,065,631
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24	4,730,327	4,757,763

		18,377,029

Auto Manufacturers 2.4%
Daimler Finance North America LLC 2.30%, due 1/6/20 (a)	6,950,000	6,861,614
Ford Holdings LLC 9.30%, due 3/1/30	93,000	124,621
Ford Motor Co.
7.45%, due 7/16/31	39,000	46,169
8.90%, due 1/15/32	3,009,000	3,930,773
Ford Motor Credit Co. LLC 2.681%, due 1/9/20	3,345,000	3,317,188
General Motors Co. 5.15%, due 4/1/38	2,620,000	2,516,739
General Motors Financial Co., Inc. 3.45%, due 4/10/22	8,590,000	8,473,323
Toyota Motor Credit Corp. 1.95%, due 4/17/20	5,700,000	5,604,115

		30,874,542

Auto Parts & Equipment 0.8%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (a)	EUR 3,005,000	3,624,054
Schaeffler Finance B.V. 4.75%, due 5/15/23 (a)	$6,490,000	6,595,463

		10,219,517

Banks 19.4%
♦Bank of America Corp.
3.004%, due 12/20/23 (a)(c)(d)	7,718,000	7,489,774

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. (continued)
3.248%, due 10/21/27 (c)	$5,170,000	$4,814,788
3.30%, due 1/11/23	510,000	504,154
4.25%, due 10/22/26	7,260,000	7,194,717
5.125% (3 Month LIBOR + 3.387%), due 6/17/19 (d)(e)	4,990,000	5,052,874
6.11%, due 1/29/37	2,807,000	3,269,708
6.30% (3 Month LIBOR + 4.553%), due 3/10/26 (c)(d)(e)	3,570,000	3,779,559
8.57%, due 11/15/24	1,645,000	2,043,969
Bank of New York Mellon Corp. (d)
2.661% (3 Month LIBOR + 0.634%), due 5/16/23	4,660,000	4,512,572
4.625% (3 Month LIBOR + 3.131%), due 9/20/26 (e)	5,050,000	4,860,625
Barclays Bank PLC 5.14%, due 10/14/20	8,037,000	8,271,179
BB&T Corp. 2.75%, due 4/1/22	6,370,000	6,228,279
Capital One Financial Corp.
4.20%, due 10/29/25 (c)	800,000	781,506
5.55% (3 Month LIBOR + 3.80%), due 6/1/20 (d)(e)	1,535,000	1,581,050
♦Citigroup, Inc.
2.35%, due 8/2/21	5,000,000	4,850,557
3.878%, due 1/24/39 (d)	3,905,000	3,634,791
6.30% (3 Month LIBOR + 3.423%), due 5/15/24 (c)(d)(e)	10,800,000	11,040,300
Citizens Financial Group, Inc. 4.15%, due 9/28/22 (a)	2,270,000	2,280,487
♦Goldman Sachs Group, Inc.
2.35%, due 11/15/21	9,335,000	9,009,069
2.908% (3 Month LIBOR + 1.053%), due 6/5/23 (d)	4,285,000	4,143,227
3.00%, due 4/26/22	7,000,000	6,841,210
3.625%, due 1/22/23	7,257,000	7,227,112
5.25%, due 7/27/21	6,047,000	6,396,673
JPMorgan Chase & Co. 6.125% (3 Month LIBOR + 3.33%), due 4/30/24 (d)(e)	7,595,000	7,898,800
♦Kreditanstalt Fuer Wiederaufbau
1.00%, due 6/11/18	10,610,000	10,598,223
1.50%, due 2/6/19	12,800,000	12,713,035
Lloyds Banking Group PLC
4.582%, due 12/10/25	3,465,000	3,425,988
4.65%, due 3/24/26	1,985,000	1,972,730
♦Morgan Stanley
3.125%, due 1/23/23	6,380,000	6,234,935
3.625%, due 1/20/27	6,055,000	5,839,846
3.70%, due 10/23/24	6,700,000	6,613,954

	Principal Amount	Value
Banks (continued)
Morgan Stanley (continued)
4.00%, due 7/23/25	$1,920,000	$1,914,268
4.875%, due 11/1/22	4,287,000	4,450,235
5.00%, due 11/24/25	2,465,000	2,556,710
5.45% (3 Month LIBOR + 3.61%), due 7/15/19 (d)(e)	11,425,000	11,610,656
7.30%, due 5/13/19	3,000,000	3,135,688
PNC Bank N.A. 3.10%, due 10/25/27	3,925,000	3,697,722
Royal Bank of Canada 2.50%, due 1/19/21	5,565,000	5,464,978
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24 (c)	8,746,000	8,882,226
Santander Holdings USA, Inc.
3.40%, due 1/18/23	1,500,000	1,453,353
3.70%, due 3/28/22 (c)	2,000,000	1,982,417
4.40%, due 7/13/27	1,445,000	1,415,651
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,650,000	2,596,255
Toronto-Dominion Bank 1.80%, due 7/13/21 (c)	6,995,000	6,695,149
U.S. Bank N.A.
1.40%, due 4/26/19	3,730,000	3,686,347
2.00%, due 1/24/20	3,205,000	3,155,815
US Bancorp 2.20%, due 4/25/19	3,410,000	3,397,925
Wells Fargo & Co. (d)
3.584% (3 Month LIBOR + 1.31%), due 5/22/28	2,145,000	2,045,721
5.90% (3 Month LIBOR + 3.11%), due 6/15/24 (e)	3,690,000	3,754,575
Wells Fargo Bank N.A. 2.40%, due 1/15/20	2,000,000	1,981,246

		244,982,628

Beverages 2.3%
Anheuser-Busch InBev Worldwide, Inc. 3.052%, due 1/12/24 (f)	4,205,000	4,271,523
Constellation Brands, Inc. 4.75%, due 11/15/24	6,765,000	7,055,267
Dr Pepper Snapple Group, Inc. 3.20%, due 11/15/21	4,768,000	4,735,431
♦PepsiCo, Inc.
1.35%, due 10/4/19	7,170,000	7,045,816
1.55%, due 5/2/19	2,050,000	2,031,508
2.00%, due 4/15/21	4,040,000	3,935,297

		29,074,842

Building Materials 1.1%
Masco Corp.
4.45%, due 4/1/25	5,116,000	5,170,229
7.125%, due 3/15/20	290,000	309,265

12	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials (continued)
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	$8,400,000	$8,510,250

		13,989,744

Chemicals 1.9%
Air Liquide Finance S.A. (a)
1.375%, due 9/27/19	4,135,000	4,046,292
1.75%, due 9/27/21	2,785,000	2,648,855
Ashland LLC 4.75%, due 8/15/22 (c)	2,970,000	2,995,988
Braskem Netherlands Finance B.V. (a)
3.50%, due 1/10/23	1,870,000	1,767,169
4.50%, due 1/10/28	2,505,000	2,347,185
Dow Chemical Co. 8.55%, due 5/15/19	693,000	733,842
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,600,000	2,425,020
WR Grace & Co-Conn 5.125%, due 10/1/21 (a)	6,410,000	6,584,929

		23,549,280

Commercial Services 0.4%
Service Corp. International
4.625%, due 12/15/27	675,000	660,015
5.375%, due 1/15/22	1,835,000	1,868,030
5.375%, due 5/15/24 (c)	2,200,000	2,261,050

		4,789,095

Computers 1.3%
Apple, Inc. 1.55%, due 2/8/19	6,765,000	6,723,488
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	2,520,000	2,590,195
International Business Machines Corp. 1.90%, due 1/27/20	4,500,000	4,435,087
NCR Corp. 6.375%, due 12/15/23 (c)	2,100,000	2,173,500

		15,922,270

Cosmetics & Personal Care 0.6%
Estee Lauder Cos., Inc. 1.80%, due 2/7/20	2,785,000	2,730,946
Unilever Capital Corp. 1.80%, due 5/5/20	4,500,000	4,405,678

		7,136,624

Diversified Financial Services 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	4,430,000	4,351,143
4.50%, due 5/15/21	1,465,000	1,499,194
Air Lease Corp.
2.125%, due 1/15/20	3,275,000	3,213,067

	Principal Amount	Value
Diversified Financial Services (continued)
Air Lease Corp. (continued)
2.625%, due 7/1/22	$2,040,000	$1,956,135
3.25%, due 3/1/25	4,000,000	3,752,511
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,000,000	2,911,453
GE Capital International Funding Co. 2.342%, due 11/15/20	6,800,000	6,645,400
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,690,000	1,670,223
Protective Life Global Funding (a)
1.555%, due 9/13/19	4,200,000	4,124,457
2.161%, due 9/25/20	1,355,000	1,322,825
Springleaf Finance Corp. 6.00%, due 6/1/20 (c)	3,100,000	3,220,125

		34,666,533

Electric 4.8%
Appalachian Power Co. 3.30%, due 6/1/27	1,800,000	1,727,066
Baltimore Gas & Electric Co. 2.40%, due 8/15/26 (c)	4,150,000	3,767,892
CMS Energy Corp.
3.875%, due 3/1/24	3,818,000	3,825,472
6.25%, due 2/1/20	1,980,000	2,080,810
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,815,000	2,760,179
Entergy Arkansas, Inc. 3.50%, due 4/1/26	1,235,000	1,220,338
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	5,533,000	6,214,123
Florida Power & Light Co. 2.75%, due 6/1/23	2,680,000	2,600,141
Great Plains Energy, Inc.
4.85%, due 6/1/21	5,200,000	5,362,916
5.292%, due 6/15/22 (g)	663,000	696,473
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	8,560,000	8,538,600
MidAmerican Energy Co. 3.10%, due 5/1/27	6,000,000	5,739,344
Potomac Electric Power Co. 4.15%, due 3/15/43	1,305,000	1,320,515
Public Service Electric & Gas Co. 3.00%, due 5/15/27	3,405,000	3,229,504
Public Service Enterprise Group, Inc. 2.65%, due 11/15/22	3,500,000	3,366,553
Southwestern Electric Power Co. 3.85%, due 2/1/48	2,750,000	2,589,356
WEC Energy Group, Inc. 3.951% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	5,495,000	5,447,358

		60,486,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Electronics 0.6%
Honeywell International, Inc. 1.40%, due 10/30/19		$7,840,000	$7,686,147

Entertainment 0.7%
Eldorado Resorts, Inc. 7.00%, due 8/1/23 (c)		4,515,000	4,768,969
Scientific Games International, Inc. 5.00%, due 10/15/25 (a)		3,775,000	3,646,461

			8,415,430

Environmental Controls 0.3%
Waste Management, Inc. 2.40%, due 5/15/23		3,880,000	3,678,636

Food 3.2%
Kerry Group Financial Services 3.20%, due 4/9/23 (a)		4,595,000	4,501,472
Kroger Co. 1.50%, due 9/30/19		4,130,000	4,045,039
Mondelez International Holdings Netherlands B.V. (a)
1.625%, due 10/28/19		4,500,000	4,410,910
2.00%, due 10/28/21		4,885,000	4,651,803
Premier Foods Finance PLC 6.50%, due 3/15/21 (a)	GBP	4,500,000	6,257,098
Smithfield Foods, Inc. (a)
2.70%, due 1/31/20		$4,005,000	3,942,594
3.35%, due 2/1/22		2,490,000	2,411,886
Sysco Corp. 3.25%, due 7/15/27		5,240,000	4,945,949
Tyson Foods, Inc. 3.95%, due 8/15/24		5,450,000	5,438,389

			40,605,140

Forest Products & Paper 0.7%
Georgia-Pacific LLC
5.40%, due 11/1/20 (a)		4,375,000	4,605,451
8.00%, due 1/15/24		2,945,000	3,606,486
International Paper Co. 7.30%, due 11/15/39		693,000	903,215

			9,115,152

Gas 0.8%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25		2,825,000	2,775,563
5.625%, due 5/20/24 (c)		2,708,000	2,694,460
5.75%, due 5/20/27		1,890,000	1,819,125
NiSource, Inc. 3.49%, due 5/15/27		3,120,000	2,989,834

			10,278,982

	Principal Amount	Value
Health Care—Products 1.3%
Abbott Laboratories 3.75%, due 11/30/26	$5,180,000	$5,107,912
Becton Dickinson & Co. 3.363%, due 6/6/24	2,860,000	2,751,603
Medtronic Global Holdings SCA 1.70%, due 3/28/19	4,780,000	4,741,088
Stryker Corp. 2.625%, due 3/15/21	2,179,000	2,149,709
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,876,969

		16,627,281

Health Care—Services 0.4%
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	5,500,000	5,501,480

Holding Company—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,855,000	3,614,863

Home Builders 3.9%
D.R. Horton, Inc.
3.75%, due 3/1/19	2,750,000	2,762,142
5.75%, due 8/15/23	4,250,000	4,629,369
KB Home 8.00%, due 3/15/20	2,250,000	2,407,500
♦Lennar Corp.
4.50%, due 6/15/19	3,300,000	3,324,750
4.50%, due 11/15/19	4,740,000	4,793,325
6.25%, due 12/15/21 (a)	2,875,000	3,031,328
8.375%, due 1/15/21 (a)	4,560,000	5,050,200
MDC Holdings, Inc.
5.50%, due 1/15/24	7,025,000	7,156,719
5.625%, due 2/1/20	1,608,000	1,652,220
Meritage Homes Corp. 7.00%, due 4/1/22 (c)	7,800,000	8,560,500
Toll Brothers Finance Corp. 5.875%, due 2/15/22	5,750,000	6,080,625

		49,448,678

Insurance 4.4%
Jackson National Life Global Funding 2.20%, due 1/30/20 (a)	2,830,000	2,792,411
♦Liberty Mutual Group, Inc. (a)
6.50%, due 3/15/35	870,000	1,045,355
7.80%, due 3/7/87	7,453,000	9,018,130
10.75% (3 Month LIBOR + 7.12%), due 6/15/88 (d)	938,000	1,444,520
Lincoln National Corp. 4.242% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	3,537,000	3,413,205

14	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Insurance (continued)
MassMutual Global Funding II 2.50%, due 4/13/22 (a)		$3,600,000	$3,496,718
Oil Insurance, Ltd. 5.29% (3 Month LIBOR + 2.982%), due 5/31/18 (a)(b)(e)		5,727,000	5,526,555
Pricoa Global Funding I 2.55%, due 11/24/20 (a)		2,725,000	2,686,932
Protective Life Corp. 8.45%, due 10/15/39		3,621,000	5,267,146
Provident Cos., Inc. 7.25%, due 3/15/28 (c)		2,960,000	3,554,173
Prudential Financial, Inc.
3.878%, due 3/27/28		800,000	795,683
4.418%, due 3/27/48		2,500,000	2,534,997
Scottish Widows, Ltd. Series Reg S 5.50%, due 6/16/23	GBP	6,500,000	9,958,962
Voya Financial, Inc. 3.65%, due 6/15/26		$1,240,000	1,184,654
XLIT, Ltd. 4.45%, due 3/31/25		2,600,000	2,589,910

			55,309,351

Internet 1.2%
Amazon.com, Inc. 3.875%, due 8/22/37 (a)		5,250,000	5,203,798
Booking Holdings, Inc. 3.60%, due 6/1/26		6,700,000	6,494,784
Expedia Group, Inc. 5.95%, due 8/15/20		3,485,000	3,676,137

			15,374,719

Iron & Steel 1.2%
ArcelorMittal 7.25%, due 10/15/39		2,530,000	2,998,050
Steel Dynamics, Inc. 5.25%, due 4/15/23		7,666,000	7,780,990
Vale Overseas, Ltd. 6.25%, due 8/10/26		4,330,000	4,775,557

			15,554,597

Lodging 0.9%
Marriott International, Inc.
4.00%, due 4/15/28		6,960,000	6,812,395
6.75%, due 5/15/18		946,000	947,462
7.15%, due 12/1/19		2,341,000	2,481,894
Wyndham Worldwide Corp. 4.15%, due 4/1/24		980,000	973,333

			11,215,084

	Principal Amount		Value
Machinery—Construction & Mining 0.5%
Caterpillar Financial Services Corp. 2.10%, due 1/10/20		$6,640,000	$6,560,911

Media 0.5%
Sky PLC 3.75%, due 9/16/24 (a)		1,480,000	1,479,103
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23		1,087,000	1,280,203
Vrio Finco 1, LLC / Vrio Finco 2, Inc. 6.875%, due 4/4/28 (a)		3,965,000	3,950,131

			6,709,437

Mining 0.3%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)		3,000,000	3,042,913
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)		368,734	406,345

			3,449,258

Miscellaneous—Manufacturing 1.9%
Amsted Industries, Inc. 5.00%, due 3/15/22 (a)		7,860,000	7,845,302
Siemens Financieringsmaatschappij N.V. (a)
2.15%, due 5/27/20		1,900,000	1,867,889
2.70%, due 3/16/22		3,320,000	3,250,630
Textron Financial Corp. 3.574% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)		11,250,000	10,378,125

			23,341,946

Oil & Gas 4.3%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36 (c)		19,735,000	8,293,114
Andeavor
5.125%, due 4/1/24		8,050,000	8,337,331
5.125%, due 12/15/26		2,000,000	2,111,295
Chevron Corp. 1.686%, due 2/28/19		3,200,000	3,179,413
Gazprom OAO Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)		2,520,000	2,904,300
Murphy Oil USA, Inc. 6.00%, due 8/15/23		7,318,000	7,546,688
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (c)		9,350,000	10,027,875
Petroleos Mexicanos 6.75%, due 9/21/47		8,225,000	7,940,415
QEP Resources, Inc. 5.375%, due 10/1/22		3,350,000	3,350,000

			53,690,431

Packaging & Containers 1.2%
Crown European Holdings S.A. 4.00%, due 7/15/22 (a)	EUR	7,700,000	10,166,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
WestRock Co. 3.00%, due 9/15/24 (a)	$2,735,000	$2,586,607
WestRock MWV LLC 7.375%, due 9/1/19	1,800,000	1,898,008

		14,650,740

Pharmaceuticals 1.9%
CVS Health Corp. 2.687%, due 3/9/20 (f)	3,750,000	3,767,503
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(h)	53,621	56,100
Eli Lilly & Co. 2.35%, due 5/15/22	2,200,000	2,132,793
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (a)	3,865,000	2,811,787
Johnson & Johnson 2.25%, due 3/3/22	5,450,000	5,304,591
Pfizer, Inc. 1.20%, due 6/1/18	9,540,000	9,533,417

		23,606,191

Pipelines 0.7%
Kinder Morgan, Inc.
5.625%, due 11/15/23 (a)	2,449,000	2,606,979
7.75%, due 1/15/32	2,035,000	2,542,673
MPLX, L.P. 4.00%, due 3/15/28	560,000	538,795
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23 (c)	3,725,000	3,715,688

		9,404,135

Real Estate 0.4%
American Tower Corp. 3.00%, due 6/15/23	5,500,000	5,272,275

Real Estate Investment Trusts 1.3%
Crown Castle International Corp.
3.20%, due 9/1/24	5,715,000	5,432,633
5.25%, due 1/15/23	2,625,000	2,769,217
Digital Realty Trust, L.P. 3.70%, due 8/15/27	3,605,000	3,425,187
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	461,099
Iron Mountain, Inc. (a)
4.875%, due 9/15/27	2,764,000	2,601,615
5.25%, due 3/15/28	1,793,000	1,687,661
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,000	989

		16,378,401

	Principal Amount	Value
Retail 2.6%
Alimentation Couche-Tard, Inc. 2.35%, due 12/13/19 (a)	$3,415,000	$3,369,253
AutoZone, Inc. 3.75%, due 6/1/27 (c)	3,565,000	3,438,423
Brinker International, Inc. 2.60%, due 5/15/18	1,875,000	1,874,062
Darden Restaurants, Inc. 3.85%, due 5/1/27	4,847,000	4,714,341
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,564,722
Starbucks Corp. 2.45%, due 6/15/26	4,279,000	3,955,715
TJX Cos., Inc. 2.25%, due 9/15/26	10,505,000	9,367,611

		33,284,127

Semiconductors 1.4%
NXP B.V. / NXP Funding LLC (a)
4.125%, due 6/1/21	6,300,000	6,315,750
4.625%, due 6/15/22	2,960,000	2,982,200
Sensata Technologies B.V. 5.00%, due 10/1/25 (a)	8,700,000	8,678,250

		17,976,200

Software 1.0%
First Data Corp. (a)
5.00%, due 1/15/24	270,000	272,025
7.00%, due 12/1/23	525,000	549,349
♦Microsoft Corp.
1.10%, due 8/8/19	6,040,000	5,932,724
1.85%, due 2/6/20	6,190,000	6,108,318

		12,862,416

Telecommunications 3.5%
♦AT&T, Inc.
3.20%, due 3/1/22	5,840,000	5,770,539
5.15%, due 2/14/50	6,825,000	6,914,930
5.30%, due 8/14/58	6,150,000	6,230,710
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	2,250,000	2,317,500
Rogers Communications, Inc.
3.625%, due 12/15/25	6,760,000	6,588,817
4.30%, due 2/15/48	2,260,000	2,177,284
T-Mobile USA, Inc. 6.00%, due 3/1/23 (c)	3,000,000	3,108,750
Telefonica Emisiones SAU
4.103%, due 3/8/27	2,755,000	2,721,760
5.462%, due 2/16/21	1,000	1,058
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	3,345,000	3,173,703
Verizon Communications, Inc.
4.125%, due 3/16/27	685,000	684,898
5.15%, due 9/15/23	3,573,000	3,842,061

		43,532,010

16	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Textiles 0.4%
Cintas Corp. No 2 2.90%, due 4/1/22		$4,920,000	$4,825,997

Total Corporate Bonds (Cost $1,061,261,171)			1,048,286,981

Foreign Bonds 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP	449,000	750,936

Total Foreign Bonds (Cost $733,005)			750,936

Loan Assignments 16.6% (b)
Advertising 0.6%
Outfront Media Capital LLC 2017 Term Loan B 3.898% (1 Month LIBOR + 2.00%), due 3/18/24		$7,878,750	7,919,554

Auto Parts & Equipment 0.7%
TI Group Automotive Systems LLC 2015 Term Loan 4.401% (1 Month LIBOR + 2.50%), due 6/30/22		8,836,082	8,900,974

Beverage, Food & Tobacco 0.2%
Pinnacle Foods Finance LLC 2018 Term Loan B 3.637% (1 Month LIBOR + 1.75%), due 2/2/24		2,997,086	3,017,658

Building Materials 1.1%
Builders FirstSource, Inc. 2017 Term Loan B 5.302% (3 Month LIBOR + 3.00%), due 2/29/24		2,695,704	2,709,182
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.651% (1 Month LIBOR + 2.75%), due 11/15/23		11,250,000	11,293,594

			14,002,776

Buildings & Real Estate 0.4%
Realogy Corp. 2018 Term Loan B 4.145% (1 Month LIBOR + 2.25%), due 2/8/25		4,842,684	4,866,897

	Principal Amount	Value
Chemicals 0.4%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.052% (3 Month LIBOR + 2.00%), due 6/1/24	$4,554,310	$4,571,033

Commercial Services 2.0%
Allied Universal Holdco LLC 2015 Term Loan 6.052% (3 Month LIBOR + 3.75%), due 7/28/22	8,575,000	8,407,788
Global Payments, Inc. 2018 Term Loan B3 3.651% (1 Month LIBOR + 1.75%), due 4/21/23	2,549,250	2,565,639
KAR Auction Services, Inc. Term Loan B4 4.563% (3 Month LIBOR + 2.25%), due 3/11/21	5,702,327	5,713,019
USAGM HoldCo LLC 2015 2nd Lien Term Loan 10.401% (3 Month LIBOR + 8.50%), due 7/28/23	8,750,000	8,607,812

		25,294,258

Computers 0.3%
Tempo Acquisition LLC Term Loan 4.901% (1 Month LIBOR + 3.00%), due 5/1/24	4,079,175	4,099,571

Containers, Packaging & Glass 0.8%
Berry Plastics Group, Inc. Term Loan O 3.897% (1 Month LIBOR + 2.00%), due 2/8/20	3,485,839	3,506,172
BWAY Holding Co.
2017 Term Loan B 5.272% (2 Month LIBOR + 3.25%), due 4/3/24	10,350	10,404
2017 Term Loan B 5.587% (3 Month LIBOR + 3.25%), due 4/3/24	4,098,600	4,119,945
Reynolds Group Holdings, Inc. 2017 Term Loan 4.651% (1 Month LIBOR + 2.75%), due 2/5/23	2,782,713	2,799,474

		10,435,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Electrical Components & Equipment 0.3%
Electro Rent Corp. 1st Lien Term Loan 6.984% (3 Month LIBOR + 5.00%), due 1/31/24 (i)	$3,298,250	$3,331,232

Electronics 0.5%
Dell, Inc. 2017 1st Lien Term Loan 3.91% (1 Month LIBOR + 2.00%), due 9/7/23	6,083,702	6,102,173

Entertainment 0.2%
Mohegan Tribal Gaming Authority 2016 Term Loan B 5.901% (1 Month LIBOR + 4.00%), due 10/13/23	2,886,656	2,872,222

Environmental Controls 0.9%
Advanced Disposal Services, Inc. Term Loan B3 3.998% (1 Week LIBOR + 2.25%), due 11/10/23	5,800,000	5,833,895
GFL Environmental, Inc. Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 9/29/23	5,910,000	5,910,000

		11,743,895

Food Services 0.1%
Aramark Services, Inc. 2017 Term Loan B 3.901% (1 Month LIBOR + 2.00%), due 3/28/24	1,867,668	1,878,173

Hand & Machine Tools 0.4%
Milacron LLC Amended Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 9/28/23	4,611,032	4,626,401

Health Care—Products 0.7%
Ortho-Clinical Diagnostics S.A. Term Loan B 5.65% (1 Month LIBOR + 3.75%), due 6/30/21	7,217,617	7,259,378
Sterigenics-Nordion Holdings LLC 2017 Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 5/15/22	975,150	979,721

		8,239,099

	Principal Amount	Value
Health Care—Services 0.5%
INC Research Holdings, Inc. 2017 Term Loan B 4.151% (1 Month LIBOR + 2.25%), due 8/1/24	$6,076,172	$6,088,513

Household Products & Wares 0.8%
KIK Custom Products, Inc. 2015 Term Loan B 5.90% (1 Month LIBOR + 4.00%), due 5/15/23	5,510,478	5,559,075
Prestige Brands, Inc. Term Loan B4 3.901% (1 Month LIBOR + 2.00%), due 1/26/24	4,954,429	4,977,432

		10,536,507

Insurance 0.4%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 6/7/23	4,417,867	4,439,957

Lodging 0.8%
Boyd Gaming Corp. Term Loan B3 4.244% (1 Week LIBOR + 2.50%), due 9/15/23	339,131	340,732
Hilton Worldwide Finance LLC Term Loan B2 3.647% (1 Month LIBOR + 2.00%), due 10/25/23	9,196,081	9,270,164

		9,610,896

Machinery—Diversified 0.7%
Titan Acquisition, Ltd. 2018 Term Loan B 5.056% (2 Month LIBOR + 3.00%), due 3/28/25	3,750,000	3,753,518
Zebra Technologies Corp. 2017 Term Loan B 4.362% (3 Month LIBOR + 2.00%), due 10/27/21	4,624,439	4,652,981

		8,406,499

Media 0.6%
Nielsen Finance LLC Term Loan B4 3.895% (1 Month LIBOR + 2.00%), due 10/4/23	3,925,350	3,942,524

18	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Media (continued)
Virgin Media Bristol LLC 2017 Term Loan 4.397% (1 Month LIBOR + 2.50%), due 1/15/26	$4,100,000	$4,119,360

		8,061,884

Mining, Steel, Iron & Non-Precious Metals 0.3%
Gates Global LLC 2017 Repriced Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 4/1/24	4,021,748	4,044,998

Pharmaceuticals 0.4%
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 3/1/24	5,430,150	5,449,666

Retail 0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.151% (1 Month LIBOR + 2.25%), due 2/16/24	1,554,267	1,556,533

Software 0.3%
First Data Corp. 2024 Term Loan 4.147% (1 Month LIBOR + 2.25%), due 4/26/24	3,662,825	3,675,308

Telecommunications 1.8%
Level 3 Financing, Inc. 2017 Term Loan B 4.148% (1 Month LIBOR + 2.25%), due 2/22/24	9,000,000	9,032,139
SBA Senior Finance II LLC 2018 Term Loan B 3.90%, due 4/11/25	8,698,453	8,716,572
Sprint Communications, Inc. 1st Lien Term Loan B 4.438% (1 Month LIBOR + 2.50%), due 2/2/24	5,098,500	5,109,656

		22,858,367

Transportation 0.3%
XPO Logistics, Inc. 2018 Term Loan B 3.92% (3 Month LIBOR + 2.00%), due 2/24/25	3,285,000	3,301,964

Total Loan Assignments (Cost $208,905,972)		209,933,003

	Principal Amount	Value
Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.127% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	$24,403	$23,367
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.653%, due 7/25/36 (j)	77,505	78,372

		101,739

Total Mortgage-Backed Securities (Cost $97,319)		101,739

U.S. Government & Federal Agencies 0.0%‡
United States Treasury Notes 0.0%‡
2.125%, due 8/15/21	70,000	68,770

Total U.S. Government & Federal Agencies (Cost $70,769)		68,770

Total Long-Term Bonds (Cost $1,272,012,645)		1,260,005,688

	Shares
Common Stocks 0.0%‡†
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	14	346

Media 0.0%‡
ION Media Networks, Inc. (h)(i)(k)(l)	22	13,624

Total Common Stocks (Cost $0)		13,970

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 2.0%
Repurchase Agreement 2.0%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $25,937,812 (Collateralized by a Federal National Mortgage Association with a rate of 1.375% and a maturity date of 10/7/21, with a Principal Amount of $27,670,000 and a Market Value of $26,458,995)	$25,937,279	$25,937,279

Total Short-Term Investment (Cost $25,937,279)		25,937,279

Total Investments, Before Investments Sold Short (Cost $1,297,949,924)	101.9%	1,285,956,937

Investments Sold Short (3.0%) Corporate Bonds Sold Short (3.0%)
Advertising (3.0%)
Noble Energy, Inc.
4.15%, due 12/15/21	(3,000,000)	(3,049,905)
3.90%, due 11/15/24	(12,115,000)	(12,058,932)
Netflix, Inc. 4.375%, due 11/15/26	(10,400,000)	(9,720,776)
Altice France 7.375%, due 5/1/26 (a)	(12,700,000)	(12,303,125)

Total Corporate Bonds Sold Short (Proceeds $36,756,475)		(37,132,738)

Total Investments Sold Short (Proceeds $36,756,475)		(37,132,738)

Total Investments, Net of Investments Sold Short (Cost $1,261,193,449)	98.9	1,248,824,199
Other Assets, Less Liabilities	1.1	13,330,444
Net Assets	100.0%	$1,262,154,643
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2018.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2018.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $69,724, which represented less than one-tenth of a percent of the Fund’s net assets.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2018.

(k)	Illiquid security—As of April 30, 2018, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $13,624, which represented less than one-tenth of a percent of the Fund’s net assets.

(l)	Restricted security.

20	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2018, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	14,611,604	EUR	11,661,000	JPMorgan Chase Bank N.A.	5/2/18	$529,784
USD	14,353,329	EUR	11,708,000	JPMorgan Chase Bank N.A.	8/1/18	115,681
USD	18,511,382	GBP	12,932,000	JPMorgan Chase Bank N.A.	5/2/18	707,906
USD	17,970,786	GBP	12,837,000	JPMorgan Chase Bank N.A.	8/1/18	219,725
Total unrealized appreciation						$1,573,096
EUR	11,661,000	USD	14,198,145	JPMorgan Chase Bank N.A.	5/2/18	$(116,325)
GBP	12,932,000	USD	18,027,596	JPMorgan Chase Bank N.A.	5/2/18	(224,120)
Total unrealized depreciation						(340,445)
Net unrealized appreciation						$1,232,651

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
United States Treasury Long Bond	(228)	June 2018	$(32,753,096)	$(32,796,375)	$(43,279)
2-Year United States Treasury Note	(2,855)	June 2018	(607,082,792)	(605,393,831)	1,688,961
10-Year United States Treasury Note	481	June 2018	57,854,467	57,539,625	(314,842)
Euro Bund	(373)	June 2018	(70,807,700)	(71,502,000)	(694,300)

			$(652,789,121)	$(652,152,581)	$636,540

1.	As of April 30, 2018, cash in the amount of $2,355,566 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

Swap Contracts

As of April 30, 2018, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$725,000,000	USD	7/22/2018	Fixed 0.937%	3-Month USD-LIBOR	Quarterly	$(5,875)	$2,428,937	$2,423,062
250,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Quarterly	37,765	3,075,000	3,112,765
150,000,000	USD	11/9/2019	Fixed 1.83%	3-Month USD-LIBOR	Quarterly	(10,509)	1,873,913	1,863,404
40,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Quarterly	—	209,410	209,410
41,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Quarterly	—	283,620	283,620
						$21,381	$7,870,880	$7,892,261

As of April 30, 2018, the Fund held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	7,000	1.00%	Quarterly	$(111,060)	$(31,625)	$(142,685)
							$(111,060)	$(31,625)	$(142,685)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

1.	As of April 30, 2018, cash in the amount of $2,139,318 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy-Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell-Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2018.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$864,259	$—	$864,259
Corporate Bonds	—	1,048,286,981	—	1,048,286,981
Foreign Bonds	—	750,936	—	750,936
Loan Assignments (b)	—	206,601,771	3,331,232	209,933,003
Mortgage-Backed Securities	—	101,739	—	101,739
U.S. Government & Federal Agencies	—	68,770	—	68,770

Total Long-Term Bonds	—	1,256,674,456	3,331,232	1,260,005,688

Common Stocks (c)	346	—	13,624	13,970
Short-Term Investment
Repurchase Agreement	—	25,937,279	—	25,937,279

Total Investments in Securities	346	1,282,611,735	3,344,856	1,285,956,937

Other Financial Instruments
Foreign Currency Forward Contract (d)	—	1,573,096	—	1,573,096
Futures Contracts (d)	1,688,961	—	—	1,688,961
Interest Rate Swap Contracts (d)	—	7,892,261	—	7,892,261

Total Other Financial Instruments	1,688,961	9,465,357	—	11,154,318

Total Investments in Securities and Other Financial Instruments	$1,689,307	$1,292,077,092	$3,344,856	$1,297,111,255

22	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(37,132,738)	$—	$(37,132,738)

Total Long-Term Bonds Sold Short	—	(37,132,738)	—	(37,132,738)

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	(340,445)	—	(340,445)
Futures Contracts (d)	(1,052,421)	—	—	(1,052,421)
Credit Default Swap Contracts (d)	—	(142,685)	—	(142,685)

Total Other Financial Instruments	(1,052,421)	(483,130)	—	(1,535,551)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,052,421)	$(37,615,868)	$—	$(38,668,289)

Total Short-Term Investments Sold Short and Other Financial Instruments	$(1,052,421)	$(37,615,868)	$—	$(38,668,289)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $3,331,232 is held in Electrical Components & Equipment within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $13,624 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, a security with a market value of $8,531,250 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of October 31, 2017, the fair value obtained for this security, as determined by an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018 (b)
Long-Term Bonds
Loan Assignments
Commercial Services	$8,531,250	$—	$—	$—	$—	$—	$—	$(8,531,250)	$—	$—
Electrical Components & Equipment	3,356,387	3,532	216	(12,203)	—	(16,700)	—	—	3,331,232	(12,203)
Iron & Steel	7,103,396	1,196	9,041	(63,116)	—	(7,050,517)	—	—	—	—
Common Stocks
Media	14,929	—	—	(1,305)	—	—	—	—	13,624	(1,305)

Total	$19,005,962	$4,728	$9,257	$(76,624)	$—	$(7,067,217)	$—	$(8,531,250)	$3,344,856	$(13,508)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,297,949,924)	$1,285,956,937
Cash collateral on deposit at broker for futures contracts	2,355,566
Cash collateral on deposit at broker for swap contracts	2,139,318
Cash denominated in foreign currencies (identified cost $396,559)	390,126
Receivables:
Dividends and interest	11,218,209
Fund shares sold	1,027,020
Investment securities sold	161,058
Variation margin on centrally cleared swap contracts	31,419
Unrealized appreciation on foreign currency forward contracts	1,573,096
Other assets	114,835
Premiums paid for OTC swap contracts	111,060

Total assets	1,305,078,644

Liabilities
Investments sold short (proceeds $36,756,475)	37,132,738
Due to custodian	63,484
Payables:
Fund shares redeemed	2,855,143
Interest on investments sold short	750,491
Manager (See Note 3)	598,119
NYLIFE Distributors (See Note 3)	192,730
Transfer agent (See Note 3)	178,390
Broker fees and charges on short sales	156,044
Variation margin on futures contracts	65,902
Professional fees	53,206
Shareholder communication	39,784
Custodian	12,414
Trustees	2,648
Unrealized depreciation on foreign currency forward contracts	340,445
Dividend payable	332,375
Unrealized depreciation on OTC swap contracts	142,685
Accrued expenses	7,403

Total liabilities	42,924,001

Net assets	$1,262,154,643

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,440,515
Additional paid-in capital	1,441,695,499

1,443,136,014
Distributions in excess of net investment income	(1,762,075)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(176,451,631)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(3,606,871)
Net unrealized appreciation (depreciation) on investments sold short	(376,263)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,215,469

Net assets	$1,262,154,643

Class A
Net assets applicable to outstanding shares	$259,604,210

Shares of beneficial interest outstanding	29,629,045

Net asset value per share outstanding	$8.76
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.17

Investor Class
Net assets applicable to outstanding shares	$21,027,560

Shares of beneficial interest outstanding	2,380,680

Net asset value per share outstanding	$8.83
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.25

Class B
Net assets applicable to outstanding shares	$13,164,094

Shares of beneficial interest outstanding	1,510,000

Net asset value and offering price per share outstanding	$8.72

Class C
Net assets applicable to outstanding shares	$148,506,569

Shares of beneficial interest outstanding	17,048,089

Net asset value and offering price per share outstanding	$8.71

Class I
Net assets applicable to outstanding shares	$764,682,554

Shares of beneficial interest outstanding	87,193,143

Net asset value and offering price per share outstanding	$8.77

Class R2
Net assets applicable to outstanding shares	$1,038,870

Shares of beneficial interest outstanding	118,625

Net asset value and offering price per share outstanding	$8.76

Class R3
Net assets applicable to outstanding shares	$122,623

Shares of beneficial interest outstanding	13,990

Net asset value and offering price per share outstanding	$8.77

Class R6
Net assets applicable to outstanding shares	$54,008,163

Shares of beneficial interest outstanding	6,157,887

Net asset value and offering price per share outstanding	$8.77

24	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$25,043,989
Dividends	548
Other income	3,964

Total income	25,048,501

Expenses
Manager (See Note 3)	3,699,218
Distribution/Service—Class A (See Note 3)	347,869
Distribution/Service—Investor Class (See Note 3)	26,535
Distribution/Service—Class B (See Note 3)	70,777
Distribution/Service—Class C (See Note 3)	783,285
Distribution/Service—Class R2 (See Note 3)	1,007
Distribution/Service—Class R3 (See Note 3)	298
Transfer agent (See Note 3)	1,089,017
Interest on investments sold short	909,372
Broker fees and charges on short sales	437,203
Registration	69,743
Professional fees	65,582
Shareholder communication	62,610
Interest expense	38,299
Trustees	14,833
Custodian	12,627
Shareholder service (See Note 3)	463
Miscellaneous	28,202

Total expenses	7,656,940

Net investment income (loss)	17,391,561

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,212,249)
Futures transactions	8,355,275
Swap transactions	2,903,272
Foreign currency forward transactions	(2,066,894)
Foreign currency transactions	(142,976)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	7,836,428

Net change in unrealized appreciation (depreciation) on:
Investments	(30,580,226)
Investments sold short	1,555,881
Futures contracts	(1,588,243)
Swap contracts	2,818,282
Foreign currency forward contracts	1,435,747
Translation of other assets and liabilities in foreign currencies	(22,905)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(26,381,464)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(18,545,036)

Net increase (decrease) in net assets resulting from operations	$(1,153,475)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,391,561	$38,560,437
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	7,836,428	8,347,977
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(26,381,464)	16,406,413

Net increase (decrease) in net assets resulting from operations	(1,153,475)	63,314,827

Dividends to shareholders:
From net investment income:
Class A	(3,966,286)	(11,903,949)
Investor Class	(300,373)	(1,038,268)
Class B	(147,763)	(465,521)
Class C	(1,644,960)	(5,354,418)
Class I	(12,651,242)	(29,662,522)
Class R2	(11,725)	(22,874)
Class R3	(1,520)	(2,527)
Class R6	(321,084)	—

	(19,044,953)	(48,450,079)

Return of capital:
Class A	—	(174,809)
Investor Class	—	(15,247)
Class B	—	(6,836)
Class C	—	(78,629)
Class I	—	(435,593)
Class R2	—	(336)
Class R3	—	(37)

	—	(711,487)

Total dividends to shareholders	(19,044,953)	(49,161,566)

Capital share transactions:
Net proceeds from sale of shares	$180,727,831	$338,495,940
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,180,336	43,219,924
Cost of shares redeemed	(260,847,864)	(470,140,388)

Increase (decrease) in net assets derived from capital share transactions	(62,939,697)	(88,424,524)

Net increase (decrease) in net assets	(83,138,125)	(74,271,263)

	2018	2017
Net Assets
Beginning of period	1,345,292,768	1,419,564,031

End of period	$1,262,154,643	$1,345,292,768

Distributions in excess of net investment income at end of period	$(1,762,075)	$(108,683)

26	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.90		$8.81	$8.72	$9.27	$9.28	$9.22

Net investment income (loss) (a)	0.11		0.25	0.35	0.36	0.36	0.40
Net realized and unrealized gain (loss) on investments	(0.11)		0.15	0.08	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.02)	0.02	0.01	(0.01)

Total from investment operations	(0.01)		0.40	0.41	(0.25)	0.32	0.45

Less dividends and distributions:
From net investment income	(0.13)		(0.31)	(0.32)	(0.30)	(0.33)	(0.39)
Return of capital	—		(0.00)‡	—	—	—	—

Total dividends and distributions	(0.13)		(0.31)	(0.32)	(0.30)	(0.33)	(0.39)

Net asset value at end of period	$8.76		$8.90	$8.81	$8.72	$9.27	$9.28

Total investment return (b)	(0.15%)		4.65%	4.94%	(2.70%)	3.48%	4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62	% ††	2.79%	4.04%	4.01%	3.81%	4.25%
Net expenses (excluding short sale expenses)	1.03	% ††	1.01%	1.00%	0.96%	0.98%	1.00%
Expenses (including short sales expenses)	1.24	% ††	1.13%	1.16%	1.01%	1.04%	1.12%
Short sale expenses	0.21	% ††	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	15%		41%	15%	22%	19%	23%
Net assets at end of period (in 000’s)	$259,604		$302,192	$412,834	$584,184	$675,552	$317,917

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.97		$8.88	$8.78	$9.33	$9.34	$9.28

Net investment income (loss) (a)	0.11		0.24	0.35	0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	(0.11)		0.16	0.10	(0.63)	(0.05)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	(0.01)		0.40	0.42	(0.25)	0.32	0.44

Less dividends and distributions:
From net investment income	(0.13)		(0.31)	(0.32)	(0.30)	(0.33)	(0.38)
Return of capital	—		(0.00)‡	—	—	—	—

Total dividends and distributions	(0.13)		(0.31)	(0.32)	(0.30)	(0.33)	(0.38)

Net asset value at end of period	$8.83		$8.97	$8.88	$8.78	$9.33	$9.34

Total investment return (b)	(0.16%)		4.59%	5.00%	(2.70%)	3.42%	4.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.59	% ††	2.74%	4.01%	3.99%	3.78%	4.12%
Net expenses (excluding short sale expenses)	1.05	% ††	1.03%	1.02%	0.98%	1.00%	1.15%
Expenses (including short sales)	1.26	% ††	1.15%	1.18%	1.03%	1.06%	1.27%
Short sale expenses	0.21	% ††	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	15%		41%	15%	22%	19%	23%
Net assets at end of period (in 000’s)	$21,028		$22,033	$31,851	$32,498	$31,690	$28,341

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.86		$8.77	$8.68	$9.23	$9.24	$9.18

Net investment income (loss) (a)	0.08		0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	(0.12)		0.15	0.10	(0.62)	(0.04)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	(0.05)		0.33	0.35	(0.31)	0.25	0.37

Less dividends and distributions:
From net investment income	(0.09)		(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	—		(0.00)‡	—	—	—	—

Total dividends and distributions	(0.09)		(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of period	$8.72		$8.86	$8.77	$8.68	$9.23	$9.24

Total investment return (b)	(0.54%)		3.86%	4.16%	(3.45%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84	% ††	2.00%	3.26%	3.24%	3.03%	3.38%
Net expenses (excluding short sales expenses)	1.80	% ††	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales expenses)	2.01	% ††	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.21	% ††	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	15%		41%	15%	22%	19%	23%
Net assets at end of period (in 000’s)	$13,164		$15,223	$18,313	$19,833	$22,460	$19,254

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.85		$8.76	$8.67	$9.22	$9.23	$9.18

Net investment income (loss) (a)	0.08		0.18	0.28	0.29	0.28	0.31
Net realized and unrealized gain (loss) on investments	(0.12)		0.15	0.10	(0.62)	(0.04)	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	(0.05)		0.33	0.35	(0.31)	0.25	0.36

Less dividends and distributions:
From net investment income	(0.09)		(0.24)	(0.26)	(0.24)	(0.26)	(0.31)
Return of capital	—		(0.00)‡	—	—	—	—

Total dividends and distributions	(0.09)		(0.24)	(0.26)	(0.24)	(0.26)	(0.31)

Net asset value at end of period	$8.71		$8.85	$8.76	$8.67	$9.22	$9.23

Total investment return (b)	(0.54%)		3.86%	4.16%	(3.46%)	2.71%	4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82	% ††	2.00%	3.27%	3.24%	3.05%	3.34%
Net expenses (excluding short sale expenses)	1.80	% ††	1.78%	1.77%	1.73%	1.75%	1.90%
Expenses (including short sales)	2.01	% ††	1.90%	1.93%	1.78%	1.81%	2.02%
Short sale expenses	0.21	% ††	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	15%		41%	15%	22%	19%	23%
Net assets at end of period (in 000’s)	$148,507		$167,595	$220,513	$315,183	$345,900	$113,183

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

28	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$8.91		$8.82	$8.72	$9.28	$9.29	$9.23

Net investment income (loss) (a)	0.13		0.26	0.37	0.38	0.38	0.41
Net realized and unrealized gain (loss) on investments	(0.12)		0.16	0.11	(0.63)	(0.05)	0.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.03)	0.02	0.01	(0.01)

Total from investment operations	0.00		0.42	0.45	(0.23)	0.34	0.47

Less dividends and distributions:
From net investment income	(0.14)		(0.33)	(0.35)	(0.33)	(0.35)	(0.41)
Return of capital	—		(0.00)‡	—	—	—	—

Total dividends and distributions	(0.14)		(0.33)	(0.35)	(0.33)	(0.35)	(0.41)

Net asset value at end of period	$8.77		$8.91	$8.82	$8.72	$9.28	$9.29

Total investment return (b)	(0.03%)		4.90%	5.32%	(2.56%)	3.73%	5.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.87	% ††	2.99%	4.30%	4.25%	4.08%	4.45%
Net expenses (excluding short sale expenses)	0.78	% ††	0.76%	0.75%	0.71%	0.73%	0.75%
Expenses (including short sales)	0.99	% ††	0.88%	0.91%	0.76%	0.79%	0.87%
Short sale expenses	0.21	% ††	0.12%	0.16%	0.05%	0.06%	0.12%
Portfolio turnover rate	15%		41%	15%	22%	19%	23%
Net assets at end of period (in 000’s)	$764,683		$837,363	$735,359	$1,263,695	$1,481,314	$294,560

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,			February 28, 2014** through October 31,
Class R2	2018*		2017	2016	2015	2014
Net asset value at beginning of period	$8.90		$8.81	$8.72	$9.27	$9.39

Net investment income (loss) (a)	0.11		0.23	0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments	(0.12)		0.16	0.10	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.03)	0.02	0.02

Total from investment operations	(0.02)		0.39	0.41	(0.26)	0.09

Less dividends and distributions:
From net investment income	(0.12)		(0.30)	(0.32)	(0.29)	(0.21)
Return of capital	—		(0.00)‡	—	—	—

Total dividends and distributions	(0.12)		(0.30)	(0.32)	(0.29)	(0.21)

Net asset value at end of period	$8.76		$8.90	$8.81	$8.72	$9.27

Total investment return (b)	(0.20%)		4.54%	4.84%	(2.81%)	0.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52	% ††	2.63%	3.97%	3.87%	3.78%††
Net expenses	1.13	% ††	1.11%	1.12%	1.06%	1.08%††
Expenses (including short sales)	1.34	% ††	1.23%	1.28%	1.11%	1.14%††
Short sale expenses	0.21	% ††	0.12%	0.16%	0.05%	0.06%††
Portfolio turnover rate	15%		41%	15%	22%	19%
Net assets at end of period (in 000’s)	$1,039		$773	$662	$112	$336

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

Class R3	Six months ended April 30, 2018*		Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$8.90		$8.81	$8.20

Net investment income (loss) (a)	0.10		0.21	0.21
Net realized and unrealized gain (loss) on investments	(0.11)		0.16	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.00)‡	(0.27)

Total from investment operations	(0.02)		0.37	0.80

Less dividends and distributions:
From net investment income	(0.11)		(0.28)	(0.19)
Return of capital	—		(0.00)‡	—

Total dividends and distributions	(0.11)		(0.28)	(0.19)

Net asset value at end of period	$8.77		$8.90	$8.81

Total investment return (b)	(0.21%)		4.28%	9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	% ††	2.34%	3.32%††
Net expenses	1.38	% ††	1.36%	1.34%††
Expenses (including short sales)	1.59	% ††	1.48%	1.50%††
Short sale expenses	0.21%		0.12%	0.16%
Portfolio turnover rate	15%		41%	15%
Net assets at end of period (in 000’s)	$123		$114	$32

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R6	February 28, 2018* through April 30, 2018**
Net asset value at beginning of period	$8.83

Net investment income (loss) (a)	0.05
Net realized and unrealized gain (loss) on investments	(0.06)

Total from investment operations	(0.01)

Less dividends:
From net investment income	(0.05)

Net asset value at end of period	$8.77

Total investment return (b)	(0.09%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.11	% ††
Net expenses (excluding short sale expenses)	0.61	% ††
Expenses (before waiver/reimbursement)	0.87	% ††
Short sale expenses	0.26	% ††
Portfolio turnover rate	15%
Net assets at end of period (in 000’s)	$54,008

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

30	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Unconstrained Bond Fund (formerly known as MainStay Unconstrained Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018. As of April 30, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares purchased that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R2 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life

31

Notes to Financial Statements (Unaudited) (continued)

Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

32	MainStay MacKay Unconstrained Bond Fund

Equity securities and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal

33

Notes to Financial Statements (Unaudited) (continued)

Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)   Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a

34	MainStay MacKay Unconstrained Bond Fund

certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2018, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2018, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or

35

Notes to Financial Statements (Unaudited) (continued)

accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2018, open foreign currency forward contracts are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

36	MainStay MacKay Unconstrained Bond Fund

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2018, the Fund did not hold any rights or warrants.

(O)  Securities Sold Short.  During the six-month period ended April 30, 2018, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Debt and Foreign Securities Risk.  The Fund primarily invest in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

37

Notes to Financial Statements (Unaudited) (continued)

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA

Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$—	$1,688,961	$1,688,961
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	—	7,892,261	7,892,261
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,573,096	—	—	1,573,096

Total Fair Value		$1,573,096	$—	$9,581,222	$11,154,318

38	MainStay MacKay Unconstrained Bond Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$—	$(1,052,421)	$(1,052,421)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(142,685)	—	(142,685)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(340,445)	—	—	(340,445)

Total Fair Value		$(340,445)	$(142,685)	$(1,052,421)	$(1,535,551)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$8,355,275	$8,355,275
Swap Contracts	Net realized gain (loss) on swap transactions	—	(83,632)	2,986,904	2,903,272
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(2,066,894)	—	—	(2,066,894)

Total Realized Gain (Loss)		$(2,066,894)	$(83,632)	$11,342,179	$9,191,653

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(1,588,243)	$(1,588,243)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(92,958)	2,911,240	2,818,282
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	1,435,747	—	—	1,435,747

Total Change in Unrealized Appreciation (Depreciation)		$1,435,747	$(92,958)	$1,322,997	$2,665,786

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$—	$58,560,498	$58,560,498
Futures Contracts Short	$—	$—	$(714,756,074)	$(714,756,074)
Swap Contracts Long	$—	$7,000,000	$1,152,000,000	$1,159,000,000
Forward Contracts Long	$10,375,677	$—	$—	$10,375,677
Forward Contracts Short	$(39,913,875)	$—	$—	$(39,913,875)

39

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2018, the effective management fee rate was 0.57%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $3,699,218.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is

responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$403
Class R3	60

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $16,852 and $4,005, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $7,707, $12,823 and $2,381, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

40	MainStay MacKay Unconstrained Bond Fund

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$231,627
Investor Class	20,091
Class B	13,399
Class C	148,283
Class I	674,844
Class R2	673
Class R3	100

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$450,510	0.2%
Class R3	28,556	23.3
Class R6	24,979	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,261,196,300	$11,548,027	$(23,920,128)	$(12,372,101)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $182,120,078 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$24,995	$157,125

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$48,450,079
Return of Capital	711,487
Total	$49,161,566

Note 5–Restricted Securities

As of April 30, 2018, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	4/30/18 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	22	$—	$13,624	0.0%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and

41

Notes to Financial Statements (Unaudited) (continued)

the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $187,122 and $189,733, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,052,208	$35,967,969
Shares issued to shareholders in reinvestment of dividends and distributions	423,454	3,740,675
Shares redeemed	(8,862,748)	(78,572,181)

Net increase (decrease) in shares outstanding before conversion	(4,387,086)	(38,863,537)
Shares converted into Class A (See Note 1)	116,425	1,030,480
Shares converted from Class A (See Note 1)	(54,567)	(481,270)

Net increase (decrease)	(4,325,228)	$(38,314,327)

Year ended October 31, 2017:
Shares sold	6,504,414	$57,344,117
Shares issued to shareholders in reinvestment of dividends and distributions	1,221,667	10,741,115
Shares redeemed	(15,623,261)	(137,648,462)

Net increase (decrease) in shares outstanding before conversion	(7,897,180)	(69,563,230)
Shares converted into Class A (See Note 1)	1,319,822	11,709,691
Shares converted from Class A (See Note 1)	(6,335,574)	(55,695,953)

Net increase (decrease)	(12,912,932)	$(113,549,492)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	120,202	$1,072,235
Shares issued to shareholders in reinvestment of dividends and distributions	32,841	292,347
Shares redeemed	(197,675)	(1,765,750)

Net increase (decrease) in shares outstanding before conversion	(44,632)	(401,168)
Shares converted into Investor Class (See Note 1)	71,925	639,794
Shares converted from Investor Class (See Note 1)	(102,671)	(915,965)

Net increase (decrease)	(75,378)	$(677,339)

Year ended October 31, 2017:
Shares sold	371,571	$3,304,500
Shares issued to shareholders in reinvestment of dividends and distributions	115,291	1,021,772
Shares redeemed	(504,774)	(4,488,274)

Net increase (decrease) in shares outstanding before conversion	(17,912)	(162,002)
Shares converted into Investor Class (See Note 1)	184,584	1,641,307
Shares converted from Investor Class (See Note 1)	(1,299,121)	(11,617,639)

Net increase (decrease)	(1,132,449)	$(10,138,334)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	20,185	$177,413
Shares issued to shareholders in reinvestment of dividends and distributions	14,460	127,087
Shares redeemed	(210,624)	(1,854,374)

Net increase (decrease) in shares outstanding before conversion	(175,979)	(1,549,874)
Shares converted from Class B (See Note 1)	(32,995)	(290,640)

Net increase (decrease)	(208,974)	$(1,840,514)

Year ended October 31, 2017:
Shares sold	89,558	$783,183
Shares issued to shareholders in reinvestment of dividends and distributions	45,171	395,036
Shares redeemed	(421,641)	(3,700,114)

Net increase (decrease) in shares outstanding before conversion	(286,912)	(2,521,895)
Shares converted from Class B (See Note 1)	(83,048)	(728,689)

Net increase (decrease)	(369,960)	$(3,250,584)

42	MainStay MacKay Unconstrained Bond Fund

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	692,987	$6,109,708
Shares issued to shareholders in reinvestment of dividends and distributions	161,769	1,420,505
Shares redeemed	(2,740,085)	(24,133,330)

Net increase (decrease) in shares outstanding before conversion	(1,885,329)	(16,603,117)
Shares converted from Class C (See Note 1)	(6,738)	(59,487)

Net increase (decrease)	(1,892,067)	$(16,662,604)

Year ended October 31, 2017:
Shares sold	1,690,444	$14,793,719
Shares issued to shareholders in reinvestment of dividends and distributions	510,867	4,464,460
Shares redeemed	(8,433,451)	(73,920,932)

Net increase (decrease) in shares outstanding before conversion	(6,232,140)	(54,662,753)
Shares converted from Class C (See Note 1)	(1,494)	(13,173)

Net increase (decrease)	(6,233,634)	$(54,675,926)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	15,323,739	$135,960,773
Shares issued to shareholders in reinvestment of dividends and distributions	1,273,751	11,265,393
Shares redeemed	(17,344,633)	(153,817,443)

Net increase (decrease) in shares outstanding before conversion	(747,143)	(6,591,277)
Shares converted into Class I (See Note 1)	8,652	77,088
Shares converted from Class I (See Note 1)	(6,069,494)	(53,593,632)

Net increase (decrease)	(6,807,985)	$(60,107,821)

Year ended October 31, 2017:
Shares sold	29,685,612	$262,008,540
Shares issued to shareholders in reinvestment of dividends and distributions	3,015,175	26,571,767
Shares redeemed	(28,317,188)	(250,279,904)

Net increase (decrease) in shares outstanding before conversion	4,383,599	38,300,403
Shares converted into Class I (See Note 1)	6,216,130	54,704,456

Net increase (decrease)	10,599,729	$93,004,859

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	31,412	$276,755
Shares issued to shareholders in reinvestment of dividends and distributions	1,329	11,725
Shares redeemed	(982)	(8,728)

Net increase (decrease)	31,759	$279,752

Year ended October 31, 2017:
Shares sold	19,091	$168,608
Shares issued to shareholders in reinvestment of dividends and distributions	2,637	23,210
Shares redeemed	(10,063)	(88,228)

Net increase (decrease)	11,665	$103,590

Class R3	Shares	Amount
Period ended April 30, 2018:
Shares sold	983	$8,750
Shares issued to shareholders in reinvestment of dividends and distributions	172	1,520
Shares redeemed	—	—

Net increase (decrease)	1,155	$10,270

Year ended October 31, 2017:
Shares sold	10,579	$93,273
Shares issued to shareholders in reinvestment of dividends and distributions	291	2,564
Shares redeemed	(1,643)	(14,474)

Net increase (decrease)	9,227	$81,363

Class R6	Shares	Amount
Period ended April 30, 2018:
Shares sold	130,863	$1,154,228
Shares issued to shareholders in reinvestment of dividends and distributions	36,573	321,084
Shares redeemed	(79,043)	(696,058)

Net increase (decrease) in shares outstanding before conversion	88,393	779,254
Shares converted into Class R6 (See Note 1)	6,069,494	53,593,632

Net increase (decrease)	6,157,887	$54,372,886

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Unconstrained Bond Fund (now known as the MainStay MacKay Unconstrained Bond Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

44	MainStay MacKay Unconstrained Bond Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the

Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services

46	MainStay MacKay Unconstrained Bond Fund

provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

47

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay MacKay Unconstrained Bond Fund

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MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738547 MS126-18	MSUB10-06/18 (NYLIM) NL016

MainStay MAP Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/9/1999	–3.51 2.10%	5.06 11.17%	8.53 9.77%	6.41 7.01%	1.10 1.10%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.61 2.00	4.84 10.94	8.34 9.57	6.20 6.80	1.29 1.29
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/9/1999	–2.90 1.63	5.21 10.12	8.47 8.76	6.01 6.01	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/9/1999	0.73 1.63	9.14 10.12	8.75 8.75	6.01 6.01	2.05 2.05
Class I Shares	No Sales Charge		1/21/1971	2.22	11.44	10.03	7.27	0.85
Class R1 Shares	No Sales Charge		1/2/2004	2.19	11.34	9.93	7.16	0.95
Class R2 Shares	No Sales Charge		1/2/2004	2.06	11.06	9.65	6.90	1.20
Class R3 Shares	No Sales Charge		4/28/2006	1.92	10.79	9.38	6.63	1.45

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[4]	3.79%	13.05%	12.75%	9.13%
S&P 500® Index[5]	3.82	13.27	12.96	9.02
Morningstar Large Blend Category Average[6]	3.48	11.94	11.42	8.10

4.	The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,021.00	$5.51	$1,019.30	$5.51	1.10%

Investor Class Shares	$1,000.00	$1,020.00	$6.46	$1,018.40	$6.46	1.29%

Class B Shares	$1,000.00	$1,016.30	$10.20	$1,014.70	$10.19	2.04%

Class C Shares	$1,000.00	$1,016.30	$10.20	$1,014.70	$10.19	2.04%

Class I Shares	$1,000.00	$1,022.20	$4.26	$1,020.60	$4.26	0.85%

Class R1 Shares	$1,000.00	$1,021.90	$4.76	$1,020.10	$4.76	0.95%

Class R2 Shares	$1,000.00	$1,020.60	$6.01	$1,018.80	$6.01	1.20%

Class R3 Shares	$1,000.00	$1,019.20	$7.26	$1,017.60	$7.25	1.45%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

Media	8.9%
Banks	6.9
Aerospace & Defense	6.8
Health Care Providers & Services	5.8
Technology Hardware, Storage & Peripherals	5.8
Software	5.5
Insurance	5.0
Oil, Gas & Consumable Fuels	4.8
IT Services	4.7
Internet Software & Services	4.6
Capital Markets	4.2
Pharmaceuticals	3.5
Specialty Retail	3.2
Semiconductors & Semiconductor Equipment	2.7
Chemicals	2.4
Consumer Finance	2.1
Health Care Equipment & Supplies	2.1
Road & Rail	2.1
Beverages	1.8
Food & Staples Retailing	1.4
Biotechnology	1.3
Hotels, Restaurants & Leisure	1.3
Building Products	1.0
Equity Real Estate Investment Trusts	1.0

Household Durables	1.0%
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	0.9
Machinery	0.9
Construction & Engineering	0.8
Industrial Conglomerates	0.7
Internet & Direct Marketing Retail	0.7
Construction Materials	0.6
Multiline Retail	0.6
Diversified Financial Services	0.5
Energy Equipment & Services	0.4
Diversified Telecommunication Services	0.3
Multi-Utilities	0.3
Tobacco	0.3
Air Freight & Logistics	0.2
Containers & Packaging	0.2
Food Products	0.2
Household Products	0.2
Metals & Mining	0.2
Short-Term Investment	1.4
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Boeing Co.

5.	Bank of America Corp.
6.	Aetna, Inc.

7.	Liberty SiriusXM Group

8.	DowDuPont, Inc.

9.	Raytheon Co.

10.	Home Depot, Inc.

8	MainStay MAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a Subadvisor to the Fund; and portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, and David N. Pearl of Epoch Investment Partners, Inc. (“Epoch”), a Subadvisor to the Fund.

How did MainStay MAP Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MAP Equity Fund returned 2.10% for Class A shares, 2.00% for Investor Class shares, and 1.63% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 2.22%, Class R1 shares returned 2.19%, Class R2 shares returned 2.06% and Class R3 shares returned 1.92%. For the six months ended April 30, 2018, all share classes underperformed the 3.79% return of the Russell 3000® Index,1 which is the Fund’s primary benchmark; the 3.82% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark; and the 3.48% return of the Morningstar Large Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Markston

The Markston portion of the Fund slightly underperformed the Russell 3000® Index during the reporting period. Markston attributes the bulk of the relative underperformance to security selection in the consumer discretionary and information technology sectors.

Epoch

The Epoch portion of the Fund provided positive absolute returns but lagged the Russell 3000® Index during the reporting period. In the Epoch portion of the Fund, security selection had a positive effect on relative performance in the energy and health care sectors. On the other hand, certain holdings in the consumer discretionary and information technology sectors, among others, detracted from relative performance in the Epoch portion of the Fund. Underweight positions in consumer staples and utilities in the Epoch portion of the Fund added to relative performance during the reporting period.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

Markston

The sectors that made the strongest contributions to the performance of the Markston portion of the Fund relative to the Russell 3000® Index were industrials, energy and utilities. (Contributions take weightings and total returns into account.) Strong stock selection and an overweight position in the industrials sector also contributed positively to relative performance. The Markston portion of the Fund held a significantly underweight position in the utilities sector, which had negative returns, and had strong stock selection in the energy sector. Both sectors made positive contributions to the relative performance of the Markston portion of the Fund. The weakest sector contributions to relative performance in the Markston portion of the Fund came from consumer discretionary, information technology and financials. In each of these weak sectors, stock selection detracted from relative performance.

Epoch

In the Epoch portion of the Fund, security selection and overall positioning in the health care sector provided the largest positive contribution to relative performance. Stock selection in the consumer discretionary, financials and information technology sectors, however, more than offset those gains in the Epoch portion of the Fund. An underweight position in energy and a lack of exposure to the real estate sector also added to the relative performance of the Epoch portion of the Fund during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston

During the reporting period, the strongest positive contributors to the absolute performance of the Markston portion of the Fund were aerospace & defense company Boeing, media company Twenty-First Century Fox, and software company Microsoft.

Boeing delivered two quarters of earnings and cash flow growth well above expectations. Margins continued to expand as production cycles on the 737 MAX and 787 hit their stride. The company also announced a $19 billion share-repurchase program and raised its quarterly dividend by 20%. The Markston portion of the Fund sold Boeing shares to accommodate redemptions.

Twenty-First Century Fox rallied after Disney announced its intention to buy the majority of Fox’s assets. Since the Markston portion of the Fund held shares of Twenty-First Century Fox and Disney, and we liked the combined strength of those two companies, we were pleased with the announcement of the proposed transaction.

Microsoft reported two very strong quarters, beating expectations across the board. The company continued to provide double-digit revenue growth along with margin expansion driven by its cloud business. Given share-price appreciation, the stock no longer looks like a traditional “value stock” based on its

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

9

multiples. Our portion of the Fund continued to hold the shares, but took some profits because the cloud business appears to be early in its growth path and other units may throw off meaningful free cash flow leading Microsoft to steadily compound value for shareholders over time.

During the reporting period, the weakest contributors to absolute performance in the Markston portion of the Fund were media company Liberty Broadband, chemicals company DowDuPont and electrical equipment company Rockwell Automation.

Liberty Broadband is a holding company whose value is driven by its stake in cable provider Charter Communications. During the reporting period, the company’s stock was the most substantial detractor from absolute and relative performance in the Markston portion of the Fund. As the company integrated Time Warner Cable’s billing systems, Charter discovered an issue with small delinquent accounts that were closed, leading to a larger-than-expected drop in video subscribers in the first quarter of 2018. We believe that this is a merger integration issue rather than fundamental change in the company, which we believe is well-positioned to grow its high-margin broadband business as the traditional linear cable model slowly declines.

DowDuPont saw its shares decline, despite reporting solid results for the fourth quarter of 2017, beating expectations on EBITDA (earnings before interest, taxes, depreciation and amoritization) and earnings per share. The company’s total annual cost synergy target was raised 10% to $3.3 billion, and the timing of the separation into three independent companies was shortened by three months, with Materials Science expected to separate by the end of March 2019, and Agriculture and Specialty Products by June 1, 2019. These positives were offset by light first-quarter 2018 EBITDA guidance, which we believed was a function of management’s typical conservative approach at the start of a new year.

Rockwell Automation underperformed after the company rejected a $225 per share takeover offer from Emerson Electric, payable in cash and stock. We used the takeover offer as an opportunity to sell some of the shares in our portion of the Fund.

Epoch

During the reporting period, software company Microsoft, aerospace & defense company Boeing, and health care providers & services company UnitedHealth Group provided the largest positive contributions to absolute performance in the Epoch portion of the Fund. Over the same period, major detractors from absolute performance in the Epoch portion of the Fund included electronic equipment, instruments & components companies Universal Display and Coherent and building products company Johnson Controls International PLC.

Did the Fund make any significant purchases or sales during the reporting period?

Markston

During the reporting period, the largest purchases in the Markston portion of the Fund were positions in insurance company AIG and Chinese Internet services company Tencent Holdings, Ltd. The Markston portion of the Fund purchased shares in both companies because we identified a coincidence of our Alpha Generators that supported our time-tested, market-cap-agnostic value-with-a-catalyst investment strategy. In AIG, Markston saw a low price-to-book valuation combined with new management, insider buying by the new CEO and an intelligent capital allocation plan split between a stock buyback program and a desire to continue consolidating the insurance industry through mergers and acquisitions.

In Tencent Holdings, the Markston portion of the Fund saw significant spin-offs, looming IPOs of joint ventures, an artificially depressed stock price caused by the announcement that the company’s largest shareholder was trimming shares and the accumulation of stock by insiders by exercising options.

During the reporting period, the largest sales in the Markston portion of the Fund were Liberty SiriusXM Group and Microsoft. These sales were used for Fund-share redemptions, and in both instances, the Markston portion of the Fund took profits in securities that had long-term capital gains.

Epoch

In the Epoch portion of the Fund, new purchases during the reporting period included Costco and LGI Homes. Costco operates wholesale membership warehouses in the United States, Canada, the U.K., Mexico, Japan, Australia, Spain, France, Iceland, Taiwan and Korea. The company uses its strong cash flow to invest in new stores and technology (e.g., e-commerce operations), to pay a dividend and to buy back shares. LGI Homes is a home builder that operates primarily in the southern United States. LGI’s capital allocation priority is investing to grow the business, which we believe is appropriate given high incremental returns on capital that comfortably exceed the company’s cost of capital.

During the reporting period, the Epoch portion of the Fund closed positions in several companies, including Vectren Corporation and F5 Networks. The decision to sell Vectren was part of an effort to reduce overall exposure to the utilities sector in the Epoch portion of the Fund. We sold F5 Networks to reinvest the proceeds into Marvell Technology, which we believed had a stronger near-term risk/reward profile.

10	MainStay MAP Equity Fund

How did the Fund’s sector weightings change during the reporting period?

Markston

During the reporting period, the Markston portion of the Fund slightly increased its weighting relative to the Russell 3000® Index in the health care and industrials sectors. Over the same period, the Markston portion of the Fund slightly decreased its weighting relative to the benchmark in the real estate sector. The Markston portion of the Fund also reduced its position in cash, which is not a component of the Russell 3000® Index.

Epoch

During the reporting period, the Epoch portion of the Fund increased its allocations to the energy, materials, consumer discretionary, industrials and health care sectors. Over the same period, the Epoch portion of the Fund decreased its allocations to the information technology, financials, utilities and consumer staples sectors.

How was the Fund positioned at the end of the reporting period?

Markston

As of April 30, 2018, the Markston portion of the Fund maintained overweight positions relative to the Russell 3000® Index in the industrials and financials sectors. As of the same date, the Markston portion of the Fund remained underweight relative to the benchmark in the real estate and telecommunication services sectors.

Epoch

As of April 30, 2018, the most significantly underweight positions relative to the Russell 3000® Index in the Epoch portion of the Fund were in the consumer staples, energy, health care and utilities sectors. As of the same date, the most significantly overweight positions relative to the benchmark in the Epoch portion of the Fund were in the financials, materials and information technology sectors. As of April 30, 2018, the Epoch portion of the Fund did not have any exposure to the real estate or telecommunication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value

Common Stocks 98.8%†
Aerospace & Defense 6.8%
♦Boeing Co.	120,830	$40,304,055
Hexcel Corp.	111,450	7,408,081
Northrop Grumman Corp.	14,500	4,669,580
♦Raytheon Co.	97,453	19,972,018
United Technologies Corp.	49,970	6,003,896

		78,357,630

Air Freight & Logistics 0.2%
XPO Logistics, Inc. (a)	20,041	1,947,184

Banks 6.9%
♦Bank of America Corp.	1,005,776	30,092,818
Bank of The Ozarks, Inc.	147,341	6,895,559
Citigroup, Inc.	93,735	6,399,288
Citizens Financial Group, Inc.	138,211	5,734,374
JPMorgan Chase & Co.	110,338	12,002,568
U.S. Bancorp	120,214	6,064,796
Wells Fargo & Co.	158,649	8,243,402
Western Alliance Bancorp (a)	69,360	4,090,853

		79,523,658

Beverages 1.8%
Coca-Cola Co.	83,871	3,624,066
Molson Coors Brewing Co., Class B	91,867	6,544,605
PepsiCo., Inc.	108,096	10,911,210

		21,079,881

Biotechnology 1.3%
AbbVie, Inc.	97,728	9,435,638
Celgene Corp. (a)	62,930	5,481,203

		14,916,841

Building Products 1.0%
Fortune Brands Home & Security, Inc.	80,282	4,390,623
Johnson Controls International PLC	210,307	7,123,098

		11,513,721

Capital Markets 4.2%
Ameriprise Financial, Inc.	31,294	4,387,732
Bank of New York Mellon Corp.	71,529	3,899,046
BlackRock, Inc.	8,941	4,662,731
Goldman Sachs Group, Inc.	27,366	6,522,139
Morgan Stanley	305,525	15,771,200
State Street Corp.	132,936	13,264,354

		48,507,202

Chemicals 2.4%
♦DowDuPont, Inc.	351,827	22,249,540
Ecolab, Inc.	32,868	4,758,300

		27,007,840

	Shares	Value
Construction & Engineering 0.8%
Jacobs Engineering Group, Inc.	151,700	$8,812,253

Construction Materials 0.6%
Martin Marietta Materials, Inc.	33,498	6,524,405

Consumer Finance 2.1%
American Express Co.	151,285	14,939,394
Discover Financial Services	127,371	9,075,184

		24,014,578

Containers & Packaging 0.2%
Berry Global Group, Inc. (a)	36,835	2,025,925

Diversified Financial Services 0.5%
Berkshire Hathaway, Inc., Class B (a)	28,340	5,490,308

Diversified Telecommunication Services 0.3%
AT&T, Inc.	119,704	3,914,321

Electrical Equipment 0.9%
AMETEK, Inc.	70,837	4,944,422
Rockwell Automation, Inc.	35,873	5,902,185

		10,846,607

Electronic Equipment, Instruments & Components 0.9%
Coherent, Inc. (a)	26,445	4,448,578
TE Connectivity, Ltd.	69,077	6,337,815

		10,786,393

Energy Equipment & Services 0.4%
Schlumberger, Ltd.	65,992	4,524,412

Equity Real Estate Investment Trusts 1.0%
HCP, Inc.	179,037	4,182,305
UDR, Inc.	189,362	6,845,436

		11,027,741

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	39,479	7,783,679
Walgreens Boots Alliance, Inc.	127,753	8,489,187

		16,272,866

Food Products 0.2%
Mondelez International, Inc., Class A	62,234	2,458,243

Health Care Equipment & Supplies 2.1%
Abbott Laboratories	66,332	3,855,879
Baxter International, Inc.	9,897	687,841
Danaher Corp.	60,069	6,026,122
Medtronic PLC	175,381	14,053,280

		24,623,122

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

12	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 5.8%
♦Aetna, Inc.	155,128	$27,775,668
Centene Corp. (a)	71,655	7,780,300
CVS Health Corp.	180,787	12,624,356
UnitedHealth Group, Inc.	55,284	13,069,138
Universal Health Services, Inc., Class B	50,388	5,754,310

		67,003,772

Hotels, Restaurants & Leisure 1.3%
Marriott International, Inc., Class A	29,874	4,083,178
McDonald’s Corp.	26,274	4,399,318
Starbucks Corp.	102,194	5,883,309

		14,365,805

Household Durables 1.0%
LGI Homes, Inc. (a)	65,763	4,550,800
Mohawk Industries, Inc. (a)	18,166	3,812,680
Whirlpool Corp.	21,156	3,278,122

		11,641,602

Household Products 0.2%
Procter & Gamble Co.	33,856	2,449,143

Industrial Conglomerates 0.7%
Honeywell International, Inc.	54,500	7,885,060

Insurance 5.0%
American International Group, Inc.	245,849	13,767,544
Chubb, Ltd.	70,188	9,522,406
MetLife, Inc.	257,982	12,298,002
Travelers Cos., Inc.	100,907	13,279,361
W.R. Berkley Corp.	59,180	4,412,461
Willis Towers Watson PLC	27,436	4,074,520

		57,354,294

Internet & Direct Marketing Retail 0.7%
Ctrip.com International, Ltd., ADR (a)	37,036	1,514,772
Liberty Expedia Holdings, Inc., Class A (a)	7,741	315,833
Qurate Retail Group, Inc. QVC Group., Class A (a)	250,173	5,856,550

		7,687,155

Internet Software & Services 4.6%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	9,419	1,681,668
♦Alphabet, Inc. (a)
Class A	10,375	10,567,768
Class C	30,256	30,780,336
eBay, Inc. (a)	143,179	5,423,621
Tencent Holdings, Ltd., ADR	39,970	1,963,726
VeriSign, Inc. (a)	20,276	2,380,808

		52,797,927

	Shares	Value
IT Services 4.7%
Automatic Data Processing, Inc.	50,720	$5,989,018
International Business Machines Corp.	39,639	5,746,069
PayPal Holdings, Inc. (a)	234,707	17,511,489
Sabre Corp.	331,778	6,847,898
Visa, Inc., Class A	138,751	17,604,727

		53,699,201

Machinery 0.9%
Caterpillar, Inc.	22,901	3,305,988
Ingersoll-Rand PLC	80,974	6,792,909

		10,098,897

Media 8.9%
Comcast Corp., Class A	488,369	15,329,903
GCI Liberty, Inc., Class A (a)	28,095	1,253,037
Liberty Broadband Corp. (a)
Class A	17,897	1,261,381
Class C	109,434	7,757,776
Liberty Latin America, Ltd., Class A (a)	69,928	1,286,675
Liberty Media Corp-Liberty Formula One, Class C (a)	89,845	2,652,224
♦Liberty SiriusXM Group (a)
Class A	184,860	7,721,602
Class C	404,645	16,857,511
Lions Gate Entertainment Corp., Class B	50,978	1,173,514
Madison Square Garden Co., Class A (a)	44,428	10,796,893
MSG Networks, Inc., Class A (a)	100,259	2,055,309
Time Warner, Inc.	155,133	14,706,608
Twenty-First Century Fox, Inc., Class A	372,084	13,603,391
Walt Disney Co.	62,335	6,254,071

		102,709,895

Metals & Mining 0.2%
Reliance Steel & Aluminum Co.	24,367	2,142,347

Multi-Utilities 0.3%
WEC Energy Group, Inc.	62,147	3,994,809

Multiline Retail 0.6%
Dollar General Corp.	76,630	7,397,094

Oil, Gas & Consumable Fuels 4.8%
Anadarko Petroleum Corp.	144,258	9,711,449
ConocoPhillips	56,469	3,698,720
Enbridge, Inc.	164,972	4,993,702
EOG Resources, Inc.	31,769	3,754,143
Hess Corp.	39,555	2,254,239
Marathon Petroleum Corp.	146,240	10,954,838
Occidental Petroleum Corp.	114,346	8,834,372
Phillips 66	52,230	5,813,721
Plains GP Holdings, L.P., Class A (a)	112,310	2,720,148
Williams Cos., Inc.	86,341	2,221,554

		54,956,886

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 3.5%
Allergan PLC	106,796	$16,409,205
Johnson & Johnson	54,350	6,874,731
Merck & Co., Inc.	79,215	4,663,387
Pfizer, Inc.	329,273	12,054,685

		40,002,008

Road & Rail 2.1%
CSX Corp.	120,773	7,172,708
Union Pacific Corp.	122,766	16,405,221

		23,577,929

Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	199,540	9,911,152
Cypress Semiconductor Corp.	271,447	3,957,697
Intel Corp.	34,720	1,792,246
Marvell Technology Group, Ltd.	370,808	7,438,409
Texas Instruments, Inc.	21,015	2,131,552
Universal Display Corp.	62,525	5,505,326

		30,736,382

Software 5.5%
♦Microsoft Corp.	496,907	46,470,743
Oracle Corp.	194,015	8,860,665
PTC, Inc. (a)	101,753	8,379,359

		63,710,767

Specialty Retail 3.2%
CarMax, Inc. (a)	48,430	3,026,875
♦Home Depot, Inc.	100,798	18,627,471
Lowe’s Cos., Inc.	119,912	9,884,346
TJX Cos., Inc.	64,666	5,486,910

		37,025,602

	Shares	Value
Technology Hardware, Storage & Peripherals 5.8%
♦Apple, Inc.	404,902	$66,914,105

Tobacco 0.3%
Philip Morris International, Inc.	47,520	3,896,640

Total Common Stocks (Cost $723,714,957)		1,136,222,451

	Principal Amount
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $15,526,446 (Collateralized by a United States Treasury Note with a rate 1.875% and a maturity date 10/31/22, with a Principal Amount of $16,465,000 and a Market Value of $15,842,425)	$15,526,127	15,526,127

Total Short-Term Investment (Cost $15,526,127)		15,526,127

Total Investments (Cost $739,241,084)	100.2%	1,151,748,578
Other Assets, Less Liabilities	(0.2)	(1,871,101)
Net Assets	100.0%	$1,149,877,477

(a)	Non-income producing security.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,136,222,451	$—	$—	$1,136,222,451
Short-Term Investment
Repurchase Agreement	—	15,526,127	—	15,526,127

Total Investments in Securities	$1,136,222,451	$15,526,127	$—	$1,151,748,578

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $739,241,084)	$1,151,748,578
Cash	5,983
Receivables:
Investment securities sold	1,109,784
Dividends and interest	1,010,215
Fund shares sold	375,913
Other assets	60,478

Total assets	1,154,310,951

Liabilities
Payables:
Investment securities purchased	2,744,654
Manager (See Note 3)	723,619
Fund shares redeemed	550,031
NYLIFE Distributors (See Note 3)	185,187
Transfer agent (See Note 3)	95,397
Shareholder communication	59,428
Professional fees	49,149
Custodian	14,185
Trustees	2,138
Accrued expenses	9,686

Total liabilities	4,433,474

Net assets	$1,149,877,477

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$285,648
Additional paid-in capital	685,323,929

685,609,577
Undistributed net investment income	3,372,808
Accumulated net realized gain (loss) on investments and foreign currency transactions	48,390,994
Net unrealized appreciation (depreciation) on investments	412,507,494
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,396)

Net assets	$1,149,877,477

Class A
Net assets applicable to outstanding shares	$383,355,632

Shares of beneficial interest outstanding	9,558,443

Net asset value per share outstanding	$40.11
Maximum sales charge (5.50% of offering price)	2.33

Maximum offering price per share outstanding	$42.44

Investor Class
Net assets applicable to outstanding shares	$84,001,566

Shares of beneficial interest outstanding	2,095,179

Net asset value per share outstanding	$40.09
Maximum sales charge (5.50% of offering price)	2.33

Maximum offering price per share outstanding	$42.42

Class B
Net assets applicable to outstanding shares	$30,723,228

Shares of beneficial interest outstanding	859,907

Net asset value and offering price per share outstanding	$35.73

Class C
Net assets applicable to outstanding shares	$72,680,737

Shares of beneficial interest outstanding	2,034,302

Net asset value and offering price per share outstanding	$35.73

Class I
Net assets applicable to outstanding shares	$574,407,631

Shares of beneficial interest outstanding	13,899,950

Net asset value and offering price per share outstanding	$41.32

Class R1
Net assets applicable to outstanding shares	$28,774

Shares of beneficial interest outstanding	712

Net asset value and offering price per share outstanding (a)	$40.40

Class R2
Net assets applicable to outstanding shares	$2,465,063

Shares of beneficial interest outstanding	61,157

Net asset value and offering price per share outstanding	$40.31

Class R3
Net assets applicable to outstanding shares	$2,214,846

Shares of beneficial interest outstanding	55,193

Net asset value and offering price per share outstanding	$40.13

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$9,890,693
Interest	43,598
Securities lending income	2,568
Other income	3,837

Total income	9,940,696

Expenses
Manager (See Note 3)	4,560,244
Distribution/Service—Class A (See Note 3)	497,069
Distribution/Service—Investor Class (See Note 3)	110,675
Distribution/Service—Class B (See Note 3)	171,192
Distribution/Service—Class C (See Note 3)	388,521
Distribution/Service—Class R2 (See Note 3)	3,263
Distribution/Service—Class R3 (See Note 3)	4,432
Transfer agent (See Note 3)	603,530
Professional fees	61,663
Registration	53,975
Shareholder communication	49,562
Trustees	13,655
Custodian	10,206
Shareholder service (See Note 3)	3,403
Miscellaneous	28,782

Total expenses before waiver/reimbursement	6,560,172
Expense waiver/reimbursement from Manager (See Note 3)	(29,287)

Net expenses	6,530,885

Net investment income (loss)	3,409,811

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	54,203,874
Foreign currency transactions	(1,595)

Net realized gain (loss) on investments, investments from affiliated and unaffiliated investment companies and foreign currency transactions	54,202,279

Net change in unrealized appreciation (depreciation) on:
Investments	(28,973,269)
Translation of other assets and liabilities in foreign currencies	1,525

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,971,744)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	25,230,535

Net increase (decrease) in net assets resulting from operations	$28,640,346

(a)	Dividends recorded net of foreign withholding taxes in the amount of $26,113.

16	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,409,811	$7,841,758
Net realized gain (loss) on investments, investments from affiliated and unaffiliated investment companies and foreign currency transactions	54,202,279	153,829,744
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(28,971,744)	132,520,900

Net increase (decrease) in net assets resulting from operations	28,640,346	294,192,402

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,858,292)	(3,734,528)
Investor Class	(220,606)	(1,571,103)
Class B	—	(170,343)
Class C	—	(373,608)
Class I	(4,316,193)	(11,063,508)
Class R1	(20,057)	(36,693)
Class R2	(9,849)	(41,865)
Class R3	(1,442)	(7,953)

	(6,426,439)	(16,999,601)

From net realized gain on investments:
Class A	(38,640,744)	(3,062,641)
Investor Class	(9,071,351)	(1,519,616)
Class B	(3,932,227)	(493,374)
Class C	(8,673,806)	(1,082,445)
Class I	(59,497,671)	(7,599,967)
Class R1	(320,711)	(27,325)
Class R2	(258,265)	(37,835)
Class R3	(99,960)	(9,188)

	(120,494,735)	(13,832,391)

Total dividends and distributions to shareholders	(126,921,174)	(30,831,992)

Capital share transactions:
Net proceeds from sale of shares	33,575,323	78,914,051
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	123,815,841	30,117,489
Cost of shares redeemed	(146,774,048)	(508,018,962)

Increase (decrease) in net assets derived from capital share transactions	10,617,116	(398,987,422)

Net increase (decrease) in net assets	(87,663,712)	(135,627,012)

	2018	2017
Net Assets
Beginning of period	1,237,541,189	1,373,168,201

End of period	$1,149,877,477	$1,237,541,189

Undistributed net investment income at end of period	$3,372,808	$6,389,436

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017		2016		2015	2014	2013
Net asset value at beginning of period	$43.76	$35.92		$43.32		$46.81	$43.28	$34.07

Net investment income (loss) (a)	0.11	0.21		0.33		0.38	0.67	0.41
Net realized and unrealized gain (loss) on investments	0.82	8.50		(0.63)		0.50	4.21	9.19
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	0.93	8.71		(0.30)		0.88	4.88	9.60

Less dividends and distributions:
From net investment income	(0.21)	(0.48)		(0.40)		(0.67)	(0.45)	(0.39)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(4.58)	(0.87)		(7.10)		(4.37)	(1.35)	(0.39)

Net asset value at end of period	$40.11	$43.76		$35.92		$43.32	$46.81	$43.28

Total investment return (b)	2.10%	24.73%		(0.57%)		1.80%	11.55%	28.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%††	0.52%		0.92%		0.85%	1.49%	1.07%
Net expenses	1.10%††	1.10	%(c)	1.09	% (c)	1.11%	1.11%	1.11%
Portfolio turnover rate	8%	15%		42%		51%	32%	29%
Net assets at end of period (in 000’s)	$383,356	$389,582		$285,431		$336,812	$364,162	$356,657

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017		2016		2015	2014	2013
Net asset value at beginning of period	$43.68	$35.85		$43.27		$46.77	$43.24	$34.04

Net investment income (loss) (a)	0.07	0.14		0.25		0.31	0.60	0.34
Net realized and unrealized gain (loss) on investments	0.82	8.49		(0.63)		0.50	4.21	9.18
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	0.89	8.63		(0.38)		0.81	4.81	9.52

Less dividends and distributions:
From net investment income	(0.11)	(0.41)		(0.34)		(0.61)	(0.38)	(0.32)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(4.48)	(0.80)		(7.04)		(4.31)	(1.28)	(0.32)

Net asset value at end of period	$40.09	$43.68		$35.85		$43.27	$46.77	$43.24

Total investment return (b)	2.00%	24.50%		(0.79%)		1.63%	11.38%	28.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%††	0.36%		0.71%		0.71%	1.34%	0.88%
Net expenses	1.29%††	1.29	%(c)	1.29	% (c)	1.25%	1.26%	1.30%
Expenses (before waiver/reimbursement)	1.32%††	1.29%		1.29%		1.25%	1.26%	1.30%
Portfolio turnover rate	8%	15%		42%		51%	32%	29%
Net assets at end of period (in 000’s)	$84,002	$90,928		$139,775		$151,582	$152,202	$144,892

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017		2016		2015	2014	2013
Net asset value at beginning of period	$39.43		$32.42		$39.74		$43.25	$40.08	$31.55

Net investment income (loss) (a)	(0.07)		(0.13)		(0.01)		(0.01)	0.26	0.06
Net realized and unrealized gain (loss) on investments	0.74		7.67		(0.60)		0.48	3.89	8.54
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)		0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	0.67		7.54		(0.61)		0.47	4.15	8.60

Less dividends and distributions:
From net investment income	—		(0.14)		(0.01)		(0.28)	(0.08)	(0.07)
From net realized gain on investments	(4.37)		(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(4.37)		(0.53)		(6.71)		(3.98)	(0.98)	(0.07)

Net asset value at end of period	$35.73		$39.43		$32.42		$39.74	$43.25	$40.08

Total investment return (b)	1.63%		23.55%		(1.52%)		0.89%	10.55%	27.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38	%)††	(0.37%)		(0.03%)		(0.03%)	0.63%	0.16%
Net expenses	2.04	% ††	2.05	% (c)	2.04	% (c)	2.00%	2.01%	2.05%
Expenses (before waiver/reimbursement)	2.07	% ††	2.05%		2.04%		2.00%	2.01%	2.05%
Portfolio turnover rate	8%		15%		42%		51%	32%	29%
Net assets at end of period (in 000’s)	$30,723		$35,841		$40,977		$54,423	$71,195	$82,695

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017		2016		2015	2014	2013
Net asset value at beginning of period	$39.43		$32.42		$39.73		$43.25	$40.08	$31.56

Net investment income (loss) (a)	(0.07)		(0.13)		(0.01)		(0.02)	0.25	0.05
Net realized and unrealized gain (loss) on investments	0.74		7.67		(0.59)		0.48	3.90	8.54
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)		0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	0.67		7.54		(0.60)		0.46	4.15	8.59

Less dividends and distributions:
From net investment income	—		(0.14)		(0.01)		(0.28)	(0.08)	(0.07)
From net realized gain on investments	(4.37)		(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(4.37)		(0.53)		(6.71)		(3.98)	(0.98)	(0.07)

Net asset value at end of period	$35.73		$39.43		$32.42		$39.73	$43.25	$40.08

Total investment return (b)	1.63%		23.55%		(1.52%)		0.89%	10.55%	27.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40	%)††	(0.37%)		(0.03%)		(0.04%)	0.60%	0.14%
Net expenses	2.04	% ††	2.05	% (c)	2.04	% (c)	2.00%	2.01%	2.05%
Expenses (before waiver/reimbursement)	2.07	% ††	2.05%		2.04%		2.00%	2.01%	2.05%
Portfolio turnover rate	8%		15%		42%		51%	32%	29%
Net assets at end of period (in 000’s)	$72,681		$79,665		$92,457		$125,642	$143,427	$141,628

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017		2016		2015	2014	2013
Net asset value at beginning of period	$45.00	$36.92		$44.35		$47.82	$44.18	$34.77

Net investment income (loss) (a)	0.17	0.34		0.43		0.50	0.80	0.52
Net realized and unrealized gain (loss) on investments	0.84	8.70		(0.65)		0.52	4.29	9.37
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	1.01	9.04		(0.22)		1.02	5.09	9.89

Less dividends and distributions:
From net investment income	(0.32)	(0.57)		(0.51)		(0.79)	(0.55)	(0.48)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(4.69)	(0.96)		(7.21)		(4.49)	(1.45)	(0.48)

Net asset value at end of period	$41.32	$45.00		$36.92		$44.35	$47.82	$44.18

Total investment return (b)	2.22%	25.01%		(0.33%)		2.06%	11.82%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%††	0.84%		1.17%		1.10%	1.76%	1.33%
Net expenses	0.85%††	0.85	%(c)	0.84	% (c)	0.86%	0.86%	0.86%
Portfolio turnover rate	8%	15%		42%		51%	32%	29%
Net assets at end of period (in 000’s)	$574,408	$634,730		$807,694		$1,119,884	$1,506,564	$1,417,814

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,	Year ended October 31,
Class R1	2018*	2017		2016		2015	2014	2013
Net asset value at beginning of period	$44.07	$36.16		$43.57		$47.05	$43.49	$34.23

Net investment income (loss) (a)	0.18	0.27		0.38		0.45	0.73	0.54
Net realized and unrealized gain (loss) on investments	0.79	8.56		(0.63)		0.50	4.24	9.14
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	0.97	8.83		(0.25)		0.95	4.97	9.68

Less dividends and distributions:
From net investment income	(0.27)	(0.53)		(0.46)		(0.73)	(0.51)	(0.42)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(4.64)	(0.92)		(7.16)		(4.43)	(1.41)	(0.42)

Net asset value at end of period	$40.40	$44.07		$36.16		$43.57	$47.05	$43.49

Total investment return (b)	2.19%	24.92%		(0.43%)		1.94%	11.71%	28.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%††	0.67%		1.06%		1.02%	1.63%	1.43%
Net expenses	0.95%††	0.95	%(c)	0.94	% (c)	0.96%	0.96%	0.96%
Portfolio turnover rate	8%	15%		42%		51%	32%	29%
Net assets at end of period (in 000’s)	$29	$3,208		$2,500		$3,607	$7,368	$6,737

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2018*	2017		2016		2015	2014	2013
Net asset value at beginning of period	$43.93	$36.05		$43.44		$46.92	$43.38	$34.12

Net investment income (loss) (a)	0.09	0.20		0.29		0.34	0.63	0.38
Net realized and unrealized gain (loss) on investments	0.83	8.50		(0.63)		0.49	4.22	9.21
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	0.92	8.70		(0.34)		0.83	4.85	9.59

Less dividends and distributions:
From net investment income	(0.17)	(0.43)		(0.35)		(0.61)	(0.41)	(0.33)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(4.54)	(0.82)		(7.05)		(4.31)	(1.31)	(0.33)

Net asset value at end of period	$40.31	$43.93		$36.05		$43.44	$46.92	$43.38

Total investment return (b)	2.06%	24.60%		(0.68%)		1.68%	11.43%	28.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%††	0.51%		0.80%		0.76%	1.42%	0.98%
Net expenses	1.20%††	1.20	%(c)	1.20	% (c)	1.21%	1.21%	1.21%
Portfolio turnover rate	8%	15%		42%		51%	32%	29%
Net assets at end of period (in 000’s)	$2,465	$2,583		$3,528		$9,993	$15,956	$20,140

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,	Year ended October 31,
Class R3	2018*	2017		2016		2015	2014	2013
Net asset value at beginning of period	$43.71	$35.87		$43.22		$46.68	$43.16	$33.94

Net investment income (loss) (a)	0.02	0.07		0.20		0.22	0.54	0.29
Net realized and unrealized gain (loss) on investments	0.83	8.50		(0.62)		0.51	4.17	9.16
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)	(0.00)

Total from investment operations	0.85	8.57		(0.42)		0.73	4.71	9.45

Less dividends and distributions:
From net investment income	(0.06)	(0.34)		(0.23)		(0.49)	(0.29)	(0.23)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)	—

Total dividends and distributions	(4.43)	(0.73)		(6.93)		(4.19)	(1.19)	(0.23)

Net asset value at end of period	$40.13	$43.71		$35.87		$43.22	$46.68	$43.16

Total investment return (b)	1.92%	24.29%		(0.91%)		1.42%	11.18%	28.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11%††	0.17%		0.57%		0.51%	1.20%	0.74%
Net expenses	1.45%††	1.45	%(c)	1.44	% (c)	1.46%	1.46%	1.46%
Portfolio turnover rate	8%	15%		42%		51%	32%	29%
Net assets at end of period (in 000’s)	$2,215	$1,004		$806		$1,062	$1,400	$1,696

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust’’) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds’’). These financial statements and Notes relate to the MainStay MAP Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale. Investor Class shares commenced operations on February 28, 2008. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life

22	MainStay MAP Equity Fund

Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

23

Notes to Financial Statements (Unaudited) (continued)

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

24	MainStay MAP Equity Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2018, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity is reflected in the Statement of Operations. As of the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from

25

Notes to Financial Statements (Unaudited) (continued)

currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Markston International LLC (“Markston” or a “Subadvisor”) and Epoch Investment Partners, Inc. (“Epoch” or a “Subadvisor”), each a registered investment adviser, serve as Subadvisors to the Fund and each manages a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the six-month period ended April 30, 2018, the effective management fee rate was 0.75% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $4,560,244 and waived its fees and/or reimbursed expenses in the amount of $29,287.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

26	MainStay MAP Equity Fund

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,211
Class R2	1,305
Class R3	887

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $21,262 and $14,939, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $357, $15,243 and $977, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$127,387
Investor Class	123,637
Class B	47,809
Class C	108,495
Class I	194,034
Class R1	760
Class R2	836
Class R3	572

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$6,753,215	1.2%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$745,052,172	$437,630,336	$(30,933,930)	$406,696,406

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$16,999,601
Long-Term Capital Gain	13,832,391
Total	$30,831,992

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

27

Notes to Financial Statements (Unaudited) (continued)

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $95,723 and $201,959, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	264,298	$10,996,547
Shares issued to shareholders in reinvestment of dividends and distributions	967,327	38,915,574
Shares redeemed	(836,122)	(34,785,802)

Net increase (decrease) in shares outstanding before conversion	395,503	15,126,319
Shares converted into Class A (See Note 1)	286,056	11,784,373
Shares converted from Class A (See Note 1)	(26,224)	(1,070,469)

Net increase (decrease)	655,335	$25,840,223

Year ended October 31, 2017:
Shares sold	533,831	$21,446,730
Shares issued to shareholders in reinvestment of dividends and distributions	179,775	6,572,571
Shares redeemed	(1,658,830)	(65,914,254)

Net increase (decrease) in shares outstanding before conversion	(945,224)	(37,894,953)
Shares converted into Class A (See Note 1)	1,941,210	81,575,433
Shares converted from Class A (See Note 1)	(39,513)	(1,570,975)

Net increase (decrease)	956,473	$42,109,505

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	72,028	$3,004,998
Shares issued to shareholders in reinvestment of dividends and distributions	230,335	9,270,981
Shares redeemed	(102,317)	(4,275,423)

Net increase (decrease) in shares outstanding before conversion	200,046	8,000,556
Shares converted into Investor Class (See Note 1)	63,023	2,583,654
Shares converted from Investor Class (See Note 1)	(249,636)	(10,274,622)

Net increase (decrease)	13,433	$309,588

Year ended October 31, 2017:
Shares sold	191,132	$7,592,444
Shares issued to shareholders in reinvestment of dividends and distributions	84,356	3,084,072
Shares redeemed	(373,260)	(14,795,519)

Net increase (decrease) in shares outstanding before conversion	(97,772)	(4,119,003)
Shares converted into Investor Class (See Note 1)	185,596	7,378,715
Shares converted from Investor Class (See Note 1)	(1,904,446)	(80,010,269)

Net increase (decrease)	(1,816,622)	$(76,750,557)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	9,541	$357,493
Shares issued to shareholders in reinvestment of dividends and distributions	108,629	3,908,458
Shares redeemed	(85,137)	(3,167,508)

Net increase (decrease) in shares outstanding before conversion	33,033	1,098,443
Shares converted from Class B (See Note 1)	(82,095)	(3,027,908)

Net increase (decrease)	(49,062)	$(1,929,465)

Year ended October 31, 2017:
Shares sold	50,433	$1,761,431
Shares issued to shareholders in reinvestment of dividends and distributions	19,649	652,938
Shares redeemed	(206,700)	(7,409,918)

Net increase (decrease) in shares outstanding before conversion	(136,618)	(4,995,549)
Shares converted from Class B (See Note 1)	(218,348)	(7,877,051)

Net increase (decrease)	(354,966)	$(12,872,600)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	38,969	$1,455,382
Shares issued to shareholders in reinvestment of dividends and distributions	229,749	8,266,357
Shares redeemed	(254,854)	(9,497,187)

Net increase (decrease)	13,864	$224,552

Year ended October 31, 2017:
Shares sold	87,352	$3,096,595
Shares issued to shareholders in reinvestment of dividends and distributions	36,839	1,224,153
Shares redeemed	(955,543)	(34,349,965)

Net increase (decrease)	(831,352)	$(30,029,217)

28	MainStay MAP Equity Fund

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	376,988	$15,964,428
Shares issued to shareholders in reinvestment of dividends and distributions	1,515,623	62,761,957
Shares redeemed	(2,096,598)	(90,906,590)

Net increase (decrease) in shares outstanding before conversion	(203,987)	(12,180,205)
Shares converted into Class I (See Note 1)	115	4,972

Net increase (decrease)	(203,872)	$(12,175,233)

Year ended October 31, 2017:
Shares sold	1,079,409	$43,953,110
Shares issued to shareholders in reinvestment of dividends and distributions	491,140	18,427,571
Shares redeemed	(9,358,125)	(382,926,753)

Net increase (decrease) in shares outstanding before conversion	(7,787,576)	(320,546,072)
Shares converted into Class I (See Note 1)	12,366	504,147

Net increase (decrease)	(7,775,210)	$(320,041,925)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,029	$172,681
Shares issued to shareholders in reinvestment of dividends and distributions	8,414	340,768
Shares redeemed	(84,525)	(3,620,011)

Net increase (decrease)	(72,082)	$(3,106,562)

Year ended October 31, 2017:
Shares sold	12,345	$494,197
Shares issued to shareholders in reinvestment of dividends and distributions	1,741	64,018
Shares redeemed	(10,423)	(415,386)

Net increase (decrease)	3,663	$142,829

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,384	$100,135
Shares issued to shareholders in reinvestment of dividends and distributions	6,319	255,592
Shares redeemed	(6,347)	(267,427)

Net increase (decrease)	2,356	$88,300

Year ended October 31, 2017:
Shares sold	9,745	$386,926
Shares issued to shareholders in reinvestment of dividends and distributions	2,062	75,772
Shares redeemed	(50,883)	(2,025,153)

Net increase (decrease)	(39,076)	$(1,562,455)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	35,890	$1,523,660
Shares issued to shareholders in reinvestment of dividends and distributions	2,385	96,153
Shares redeemed	(6,049)	(254,100)

Net increase (decrease)	32,226	$1,365,713

Year ended October 31, 2017:
Shares sold	4,617	$182,618
Shares issued to shareholders in reinvestment of dividends and distributions	448	16,394
Shares redeemed	(4,576)	(182,014)

Net increase (decrease)	489	$16,998

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay MAP Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Markston International LLC (“Markston”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments, Markston and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, Markston and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Markston and Epoch together with responses from New York Life Investments, Markston and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments, Markston and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, Markston and Epoch; (ii) the investment performance of the Fund, New York Life Investments, Markston and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Markston and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Markston and Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Markston and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, Markston and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the

30	MainStay MAP Equity Fund

Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, Markston and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Markston and Epoch and continuous analysis of, and interactions with, Markston and Epoch with respect to, among other things, Fund investment performance and risk as well as Markston’s and Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Markston and Epoch provide to the Fund.

The Board evaluated Markston’s and Epoch’s experience in serving as subadvisors to the Fund and managing other portfolios and Markston’s and Epoch’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Markston and Epoch, and Markston’s and Epoch’s overall legal and compliance environments, resources and histories. The Board considered that New York Life Investments’, Markston’s and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Markston and Epoch. The Board reviewed Markston’s and Epoch’s abilities to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Markston’s and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Markston or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments, Markston and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Markston and Epoch

The Board considered the costs of the services provided by New York Life Investments, Markston and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Markston and Epoch due to their relationships with the Fund. Because Markston’s and Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, Markston and Epoch and profits realized by New York Life Investments and its affiliates and Markston and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Markston and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the

Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Markston and Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Markston and Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments, Markston and Epoch concerning other business relationships between either Markston and its affiliates or Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Markston and Epoch, the Board concluded that any profits realized by Markston and Epoch due to their relationships with the Fund are the result of arm’s-length negotiations between New York Life Investments and Markston and Epoch, and are based on fees paid to Markston and Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Markston and Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

32	MainStay MAP Equity Fund

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Markston and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay MAP Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738973 MS126-18	MSMP10-06/18 (NYLIM) NL030

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

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Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares[4]	No Sales Charge	1/3/1995	0.46%	0.72%	0.17%	0.19%	0.58%
Investor Class Shares[4]	No Sales Charge	2/28/2008	0.35	0.50	0.12	0.16	0.77
Class B Shares[4]	No Sales Charge	5/1/1986	0.35	0.50	0.12	0.16	0.77
Class C Shares[4]	No Sales Charge	9/1/1998	0.35	0.50	0.12	0.16	0.77

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	As of April 30, 2018, MainStay Money Market Fund had an effective 7-day yield of 1.30% for Class A, 1.08% for Investor Class, 1.07% for Class B, and 1.08% for Class C shares. The 7-day current yield was 1.30% for Class A, and 1.07% for Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 1.30%, 1.07%, 1.07% and 1.07%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been 1.30%, 1.07%, 1.06% and 1.07%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.52%	0.87%	0.24%	0.30%
Morningstar Prime Money Market Category Average[6]	0.52	0.87	0.24	0.31

5.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
6.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,004.60	$2.83	$1,022.00	$2.86	0.57%

Investor Class Shares	$1,000.00	$1,003.50	$3.97	$1,020.80	$4.01	0.80%

Class B Shares	$1,000.00	$1,003.50	$3.97	$1,020.80	$4.01	0.80%

Class C Shares	$1,000.00	$1,003.50	$3.97	$1,020.80	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its peers during the six months ended April 30, 2018?

As of April 30, 2018, MainStay Money Market Fund provided a 7-day current yield of 1.30% for Class A shares and 1.07% for Investor Class, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 1.30% for Class A shares and 1.08% for Investor Class shares, 1.07% for Class B shares and 1.08% for Class C shares. For the six months ended April 30, 2018, Class A shares returned 0.46% and Investor Class, Class B and Class C shares each returned 0.35%. All share classes underperformed the 0.52% return of the Average Lipper Money Market Fund1 for the six months ended April 30, 2018. All share classes also underperformed the 0.52% return of the Morningstar Prime Money Market Category Average2 for the six months ended April 30, 2018. Performance figures for the Fund reflect certain fee waivers and/or expense limitations without which total returns and yields would have been lower.

What factors affected the Fund’s performance during the reporting period?

The Fund’s performance was helped by rapidly rising LIBOR3 levels, particularly 3-month LIBOR. The Fund was able to add several floating-rate assets indexed to LIBOR during the reporting period. On the other hand, as money-market rates continued to rise during the reporting period, the cost associated with maintaining liquidity in the form of overnight U.S. Treasury–backed repurchase agreements became a more significant detractor from the Fund’s performance.

What was the Fund’s duration4 during the reporting period?

The Fund’s duration was kept relatively short during the reporting period to take advantage of the rising interest-rate environment. The Fund’s duration decreased from 36 days to 24 days during the reporting period, but this resulted more from additional available repurchase agreements than from a meaningful shift in strategy.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, floating-rate assets in the certificate of deposit and corporate sectors contributed significantly to the Fund’s performance. (Contributions take weightings and total returns into account.) The Fund’s holdings in the agency sector, on the other hand, detracted from performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased a Toyota Corp. floating-rate bond, which allowed the Fund to reap a higher sector yield while maintaining a relatively short duration. Because the Fund typically holds securities until they mature, there were no significant sales during the reporting period.

How did the Fund’s asset-class weightings change during the reporting period?

During the reporting period, the Fund increased its weightings in certificates of deposit and corporate bonds. Over the same period, the Fund decreased its weighting in U.S. Treasury and agency securities.

1.	See footnote on page 6 for more information on the Average Lipper Money Market Fund.
2.	See footnote on page 6 for more information on Morningstar Prime Money Market Category Average.
3.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value

Short-Term Investments 100.5%†
Certificates of Deposit 7.4%
Bank of America NA 1.592%, due 5/14/18	$5,000,000	$5,000,000
Bank of Montreal (a) 2.047% (1 Month LIBOR + 0.15%), due 6/14/18	5,000,000	5,000,000
2.117% (1 Month LIBOR + 0.22%), due 9/14/18	5,000,000	5,000,000
Canadian Imperial Bank of Commerce 2.156% (1 Month LIBOR + 0.26%), due 11/13/18 (a)	4,000,000	4,000,000
U.S. Bank NA 1.88%, due 7/23/18	5,000,000	5,000,000

Total Certificates of Deposit (Cost $24,000,000)		24,000,000

Corporate Bonds 1.2%
Toyota Motor Credit Corp. 2.069% (3 Month LIBOR + 0.23%), due 8/15/18 (a)	4,000,000	4,001,473

Total Corporate Bonds (Cost $4,001,473)		4,001,473

Financial Company Commercial Paper 14.2%
Canadian Imperial Bank of Commerce 2.088% (1 Month LIBOR + 0.19%), due 8/22/18 (a)(b)(c)	5,000,000	5,000,000
CPPIB Capital, Inc. 1.80%, due 5/15/18 (b)(c)	5,000,000	4,996,403
GlaxoSmithKline Finance PLC 1.739%, due 5/2/18 (b)(c)	5,000,000	4,999,746
JP Morgan Securities LLC (a)(c) 2.077% (1 Month LIBOR + 0.19%), due 8/2/18 (b)	5,000,000	5,000,000
2.117% (1 Month LIBOR + 0.23%), due 7/2/18	4,000,000	4,000,000
Massachusetts Mutual Life Insurance Co. 1.833%, due 5/22/18 (b)(c)	2,000,000	1,997,725
National Rural Utilities Cooperative Finance Corp. 1.774%, due 5/15/18 (c)	5,000,000	4,996,597
Nationwide Life Insurance Co. (b)(c) 1.795%, due 5/11/18	5,000,000	4,997,361
1.862%, due 5/24/18	5,000,000	4,993,931
Toronto-Dominion Bank 2.453% (3 Month LIBOR + 0.23%), due 3/20/19 (a)(b)(c)	5,000,000	5,000,000

Total Financial Company Commercial Paper (Cost $45,981,763)		45,981,763

	Principal Amount	Value

Other Commercial Paper 47.8%
Alabama Power Co. (b)(c) 1.973%, due 5/1/18	$3,857,000	$3,857,000
1.979%, due 5/2/18	2,500,000	2,499,861
2.231%, due 5/7/18	3,000,000	2,998,900
American Honda Finance Corp. 2.035%, due 7/25/18 (c)	5,000,000	4,974,618
Apple, Inc. (b)(c) 1.733%, due 5/4/18	5,000,000	4,999,242
1.745%, due 5/9/18	4,000,000	3,998,382
Archer-Daniels-Midland Co. (b)(c) 1.817%, due 5/17/18	2,000,000	1,998,356
1.83%, due 5/21/18	4,000,000	3,995,778
Army & Air Force Exchange Service 1.84%, due 5/30/18 (b)(c)	5,000,000	4,992,589
Canadian National Railway Co. (b)(c) 1.885%, due 5/29/18	4,000,000	3,994,244
1.93%, due 6/7/18	5,000,000	4,989,208
Caterpillar Financial Services Corp. (c) 1.995%, due 5/18/18	4,000,000	3,996,317
2.088%, due 6/5/18	5,000,000	4,989,694
Chevron Corp. 1.80%, due 5/30/18 (b)(c)	5,000,000	4,992,750
Coca-Cola Co. 2.285%, due 9/12/18 (b)(c)	2,500,000	2,478,876
Cummins, Inc. 1.739%, due 5/2/18 (b)(c)	2,500,000	2,499,870
Eli Lilly & Co. 1.709%, due 5/2/18 (b)(c)	5,000,000	4,999,750
Exxon Mobil Corp. 1.764%, due 5/10/18 (c)	2,500,000	2,498,894
Florida Power & Light Co. 2.25%, due 6/21/18 (c)	4,000,000	3,987,250
General Dynamics Corp. (b)(c) 1.732%, due 5/1/18	5,000,000	5,000,000
1.925%, due 6/6/18	4,000,000	3,991,800
Henkel of America, Inc. (b)(c) 1.848%, due 5/21/18	5,000,000	4,994,583
1.955%, due 6/12/18	4,000,000	3,990,573
Honeywell International, Inc. 1.76%, due 5/7/18 (b)(c)	5,000,000	4,998,450
IBM Credit LLC (b)(c) 1.837%, due 5/23/18	5,000,000	4,994,011
1.857%, due 5/29/18	4,000,000	3,994,089
Intel Corp. 1.901%, due 6/22/18 (b)(c)	2,500,000	2,493,139
John Deere Capital Corp. 1.873%, due 6/4/18 (b)(c)	5,000,000	4,990,461
Kimberly-Clark Corp. 1.77%, due 5/7/18 (b)(c)	5,000,000	4,998,500

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments (continued)
Other Commercial Paper (continued)
Province of Alberta Canada 1.872%, due 6/11/18 (b)(c)	$4,000,000	$3,990,388
Province of British Columbia 1.80%, due 5/18/18 (c)	2,500,000	2,497,769
Province of Ontario 1.845%, due 6/1/18 (c)	5,000,000	4,991,949
Roche Holdings, Inc. (b)(c) 1.703%, due 5/3/18	5,000,000	4,999,533
1.721%, due 5/4/18	3,800,000	3,799,424
Unilever Capital Corp. 1.804%, due 5/14/18 (b)(c)	5,000,000	4,996,750
UnitedHealth Group, Inc. (b)(c) 1.916%, due 5/1/18	2,000,000	2,000,000
2.026%, due 5/8/18	4,000,000	3,998,429
2.064%, due 5/14/18	5,000,000	4,996,299

Total Other Commercial Paper (Cost $154,457,726)		154,457,726

Treasury Debt 6.5%
United States Treasury Notes 0.625%, due 6/30/18	5,000,000	4,995,291
0.75%, due 7/31/18	5,000,000	4,993,272
0.75%, due 8/31/18	3,000,000	2,995,096
0.875%, due 5/31/18	5,000,000	4,998,797
2.312%, due 5/31/19	3,000,000	2,962,031

Total Treasury Debt (Cost $20,944,487)		20,944,487

Treasury Repurchase Agreements 23.4%
Bank of America N.A. 1.71%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $15,000,713 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 9/30/2021, with a Principal Amount of $16,105,600 and a Market Value of $15,300,032) 1.71%, due 5/1/18	15,000,000	15,000,000
Bank of Montreal 1.68%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $15,000,700 (Collateralized by United States Treasury securities with rates between 0.00% and 2.50% and maturity dates between 6/28/18 and 5/15/46, with a Principal Amount of $15,761,000 and a Market Value of $15,300,062) 1.68%, due 5/1/18	15,000,000	15,000,000

	Principal Amount	Value

Treasury Repurchase Agreements (continued)
RBC Capital Markets LLC 1.67%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $30,734,426 (Collateralized by United States Treasury securities with rates between 0.25% and 1.125% and maturity dates between 5/31/2019 and 1/15/2025, with a Principal Amount of $31,492,300 and a Market Value of $31,349,190) 1.67%, due 5/1/18	$30,733,000	$30,733,000
TD Securities (U.S.A.) LLC 1.68%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $15,000,700 (Collateralized by United States Treasury securities with rates between 1.125% and 2.00% and maturity dates between 2/28/2019 and 5/31/2024, with a Principal Amount of $15,580,700 and a Market Value of $15,300,092) 1.68%, due 5/1/18	15,000,000	15,000,000

Total Treasury Repurchase Agreements (Cost $75,733,000)		75,733,000

Total Short-Term Investments (Amortized Cost $325,118,449)	100.5%	325,118,449
Other Assets, Less Liabilities	(0.5)	(1,622,424)
Net Assets	100.0%	$323,496,025

†	Percentages indicated are based on Fund net assets.

(a)	Floating rate — Rate shown was the rate in effect as of April 30, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$24,000,000	$—	$24,000,000
Corporate Bonds	—	4,001,473	—	4,001,473
Financial Company Commercial Paper	—	45,981,763	—	45,981,763
Other Commercial Paper	—	154,457,726	—	154,457,726
Treasury Debt	—	20,944,487	—	20,944,487
Treasury Repurchase Agreements	—	75,733,000	—	75,733,000

Total Investments in Securities	$—	$325,118,449	$—	$325,118,449

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (amortized cost $249,385,449)	$249,385,449
Repurchase agreements, at value (amortized cost $75,733,000)	75,733,000
Cash	403
Receivables:
Fund shares sold	2,457,260
Interest	148,765
Other assets	61,544

Total assets	327,786,421

Liabilities
Payables:
Investment securities purchased	2,976,125
Fund shares redeemed	1,074,391
Manager (See Note 3)	105,931
Transfer agent (See Note 3)	46,315
Shareholder communication	32,937
Professional fees	31,679
Custodian	16,947
Trustees	589
Dividend payable	3,444
Accrued expenses	2,038

Total liabilities	4,290,396

Net assets	$323,496,025

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,235,472
Additional paid-in capital	320,260,761

323,496,233
Distributions in excess of net investment income	(75)
Accumulated net realized gain (loss) on investments	(133)

Net assets	$323,496,025

Class A
Net assets applicable to outstanding shares	$229,878,204

Shares of beneficial interest outstanding	229,908,861

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$27,311,474

Shares of beneficial interest outstanding	27,323,451

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$40,193,900

Shares of beneficial interest outstanding	40,199,774

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$26,112,447

Shares of beneficial interest outstanding	26,115,076

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,423,336
Other income	827

Total income	2,424,163

Expenses
Manager (See Note 3)	646,162
Transfer agent (See Note 3)	272,072
Registration	48,391
Professional fees	35,308
Shareholder communication	23,552
Custodian	19,059
Trustees	3,644
Miscellaneous	6,859

Total expenses before waiver/reimbursement	1,055,047
Expense waiver/reimbursement from Manager (See Note 3)	(21,050)

Net expenses	1,033,997

Net investment income (loss)	1,390,166

Net increase (decrease) in net assets resulting from operations	$1,390,166

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,390,166	$935,421
Net realized gain (loss) on	—	50

Net increase (decrease) in net assets resulting from operations	1,390,166	935,471

Dividends to shareholders:
From net investment income:
Class A	(1,054,944)	(726,645)
Investor Class	(91,149)	(102,568)
Class B	(144,807)	(89,200)
Class C	(99,267)	(69,767)

Total dividends to shareholders	(1,390,167)	(988,180)

Capital share transactions:
Net proceeds from sale of shares	167,355,512	311,082,298
Net asset value of shares issued to shareholders in reinvestment of dividends	1,355,249	902,460
Cost of shares redeemed	(174,055,440)	(362,582,051)

Increase (decrease) in net assets derived from capital share transactions	(5,344,679)	(50,597,293)

Net increase (decrease) in net assets	(5,344,680)	(50,650,002)

Net Assets
Beginning of period	328,840,705	379,490,707

End of period	$323,496,025	$328,840,705

Distributions in excess of net investment income at end of period	$(75)	$(74)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	—		0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.46%		0.35%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93	%††	0.32%		0.02%		0.01%		0.01%		0.01%
Net expenses	0.57	%††	0.59%		0.43%		0.13%		0.11%		0.15%
Expenses (before waiver/reimbursement)	0.57	%††	0.60%		0.64%		0.64%		0.64%		0.65%
Net assets at end of period (in 000's)	$229,878		$227,572		$226,181		$243,517		$230,330		$290,028

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	—		0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.35%		0.20%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70	%††	0.18%		0.02%		0.01%		0.01%		0.01%
Net expenses	0.80	%††	0.73%		0.43%		0.14%		0.11%		0.16%
Expenses (before waiver/reimbursement)	0.84	%††	0.79%		0.83%		0.87%		0.89%		0.90%
Net assets at end of period (in 000's)	$27,311		$27,087		$58,658		$56,512		$56,177		$58,774

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	—		0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.35%		0.20%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70	%††	0.17%		0.02%		0.01%		0.01%		0.01%
Net expenses	0.80	%††	0.73%		0.43%		0.14%		0.11%		0.16%
Expenses (before waiver/reimbursement)	0.84	%††	0.79%		0.83%		0.87%		0.89%		0.90%
Net assets at end of period (in 000's)	$40,194		$43,351		$53,341		$58,152		$63,581		$73,803

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017		2016		2015		2014		2013
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	—		0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.35%		0.20%		0.01%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70	%††	0.17%		0.02%		0.01%		0.01%		0.01%
Net expenses	0.80	%††	0.73%		0.43%		0.13%		0.11%		0.15%
Expenses (before waiver/reimbursement)	0.84	%††	0.79%		0.83%		0.87%		0.89%		0.90%
Net assets at end of period (in 000's)	$26,112		$30,831		$41,311		$41,050		$36,939		$33,254

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class T shares were not yet offered for sale.

Class A, Class I and Investor Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class T shares are currently expected to be offered at NAV without an initial sales charge. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund's prospectus, Investor Class shares may convert automatically to Class A shares and Class A shares may convert automatically to Investor Class shares. Under certain circumstances and as may be permitted by the Trust's multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

18	MainStay Money Market Fund

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund's assets and liabilities is included at the end of the Fund's Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities for which market quotations or observable inputs are not readily available are generally categorized as level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid at least monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2018, is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

19

Notes to Financial Statements (Unaudited) (continued)

be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty's failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty's default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Debt Securities.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer's credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund's average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 0.40% of the Fund's average daily net assets, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of the Fund's average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Class T shares, This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund's during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund's prospectus.

20	MainStay Money Market Fund

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $646,162. Additionally, New York Life Investments reimbursed fees in the amount of $21,050, without which the Fund's total returns would have been lower.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the six-month period ended April 30, 2018, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $16,774, $99, $20,441 and $8,476, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$99,474
Investor Class	46,565
Class B	74,432
Class C	51,601

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $133 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—(a)	$—

(a)	Less than 1,000.

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$988,180

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

21

Notes to Financial Statements (Unaudited) (continued)

Note 7–Capital Share Transactions

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2018:
Shares sold	139,882,080
Shares issued to shareholders in reinvestment of dividends and distributions	1,027,898
Shares redeemed	(142,488,360)

Net increase (decrease) in shares outstanding before conversion	(1,578,382)
Shares converted into Class A (See Note 1)	5,506,540
Shares converted from Class A (See Note 1)	(1,622,367)

Net increase (decrease)	2,305,791

Year ended October 31, 2017:
Shares sold	230,832,054
Shares issued to shareholders in reinvestment of dividends and distributions	673,838
Shares redeemed	(267,898,343)

Net increase (decrease) in shares outstanding before conversion	(36,392,451)
Shares converted into Class A (See Note 1)	41,236,776
Shares converted from Class A (See Note 1)	(3,420,770)

Net increase (decrease)	1,423,555

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2018:
Shares sold	14,693,520
Shares issued to shareholders in reinvestment of dividends and distributions	88,233
Shares redeemed	(10,746,215)

Net increase (decrease) in shares outstanding before conversion	4,035,538
Shares converted into Investor Class (See Note 1)	1,660,404
Shares converted from Investor Class (See Note 1)	(5,471,252)

Net increase (decrease)	224,690

Year ended October 31, 2017:
Shares sold	40,171,786
Shares issued to shareholders in reinvestment of dividends and distributions	86,374
Shares redeemed	(34,648,952)

Net increase (decrease) in shares outstanding before conversion	5,609,208
Shares converted into Investor Class (See Note 1)	3,639,222
Shares converted from Investor Class (See Note 1)	(40,811,279)

Net increase (decrease)	(31,562,849)

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2018:
Shares sold	1,638,778
Shares issued to shareholders in reinvestment of dividends and distributions	142,849
Shares redeemed	(4,910,738)

Net increase (decrease) in shares outstanding before conversion	(3,129,111)
Shares converted into Class B (See Note 1)	34
Shares converted from Class B (See Note 1)	(27,805)

Net increase (decrease)	(3,156,882)

Year ended October 31, 2017:
Shares sold	6,687,777
Shares issued to shareholders in reinvestment of dividends and distributions	80,358
Shares redeemed	(16,508,386)

Net increase (decrease) in shares outstanding before conversion	(9,740,251)
Shares converted from Class B (See Note 1)	(242,742)

Net increase (decrease)	(9,982,993)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2018:
Shares sold	11,141,134
Shares issued to shareholders in reinvestment of dividends and distributions	96,269
Shares redeemed	(15,910,127)

Net increase (decrease) in shares outstanding before conversion	(4,672,724)
Shares converted from Class C (See Note 1)	(45,554)

Net increase (decrease)	(4,718,278)

Year ended October 31, 2017:
Shares sold	33,390,681
Shares issued to shareholders in reinvestment of dividends and distributions	61,890
Shares redeemed	(43,526,370)

Net increase (decrease) in shares outstanding before conversion	(10,073,799)
Shares converted into Class C (See Note 1)	13,726
Shares converted from Class C (See Note 1)	(414,933)

Net increase (decrease)	(10,475,006)

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay Money Market Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, together with responses from New York Life Investments and NYL Investors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of NYL Investors and continuous analysis of, and interactions with, NYL Investors with respect to, among other things, Fund investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and NYL Investors’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board noted that the Fund’s investment performance had improved over recent time periods relative to peer funds and considered its discussions with representatives from New York Life Investments

24	MainStay Money Market Fund

regarding the Fund’s underperformance relative to the Fund’s benchmark index and peer funds over various other time periods.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board noted that New York Life Investments may continue to provide support to the Fund in the form of voluntary waivers and/or reimbursements of fees and/or expenses, as disclosed in the Fund’s prospectus. The Board noted that, following discussions with the Board, New York Life Investments had proposed, and the Board had approved, a reduction in the management fee paid by the Fund, effective February 28, 2017.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its

Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

26	MainStay Money Market Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, by visiting the MainStay Funds' website at nyinvestments.com/funds or on the Securities and Exchange Commission's (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds' website at nyinvestments.com/funds; or on the SEC's website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

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MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737111 MS126-18	MSMM10-06/18 (NYLIM) NL012

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 5, 2018

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 5, 2018

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.